Exhibit 10.59

SEVENTH OMNIBUS AMENDMENT
(Apple Ridge Funding LLC)

THIS Seventh Omnibus Amendment (this “Amendment”) is entered into this 14th day of December, 2011 for the purpose of making amendments to the documents described in this Amendment.

WHEREAS, this Amendment is among (i) Cartus Corporation, a Delaware corporation (“Cartus”), (ii) Cartus Financial Corporation, a Delaware corporation (“CFC”), (iii) Apple Ridge Services Corporation, a Delaware corporation (“ARSC”), (iv) Apple Ridge Funding LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), (v) Realogy Corporation, a Delaware corporation (“Realogy”), (vi) U.S. Bank National Association, a national banking association (“U.S. Bank”), as indenture trustee (the “Indenture Trustee”), paying agent, authentication agent, and transfer agent and registrar, (vii) the Managing Agents party to the Note Purchase Agreement defined below, and (viii) Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as Administrative Agent and Lead Arranger (the “Administrative Agent”).

WHEREAS, this Amendment relates to the following documents (as such documents have previously been amended):

(i)    Purchase Agreement, dated as of April 25, 2000 (the “Purchase Agreement”), by and between Cartus and CFC;

(ii)    Receivables Purchase Agreement, dated as of April 25, 2000 (the “Receivables Purchase Agreement”), by and between CFC and ARSC;

(iii)    Master Indenture, dated as of April 25, 2000 (the “Master Indenture”), by and between the Issuer and U.S. Bank, as indenture trustee, paying agent, authentication agent and transfer agent and registrar;

(iv)    Transfer and Servicing Agreement, dated as of April 25, 2000 (the “Transfer and Servicing Agreement”), by and among ARSC, as transferor, Cartus, as originator and servicer, CFC, as originator, the Issuer, as transferee, and the Indenture Trustee; and

(v)    Performance Guaranty, dated as of May 12, 2006 (the “Performance Guaranty”), executed by Realogy in favor of CFC and the Issuer.

WHEREAS, the Purchase Agreement, the Receivables Purchase Agreement, the Master Indenture, the Transfer and Servicing Agreement and the Performance Guaranty are, in this Amendment, collectively the “Affected Documents”; and

WHEREAS, terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement, and, if not defined therein, as defined in the Master Indenture.

NOW, THEREFORE, the parties hereto hereby recognize and agree:

1.	Amendments to Purchase Agreement. Effective as of the “Closing Date” (as defined in Section 7 below), the Purchase Agreement is hereby amended as follows:

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Exhibit 10.59

a.
Section 2.1(a) is hereby amended by amending and restating the phrase “on or after the last day of such month” in the second sentence of the last paragraph thereof to read as “either on or after the last day of such month or, if applicable, on the date of any interim servicing report”.

b.	Section 4.1 is hereby amended by adding the following sentence at the end thereof:
The parties recognize and agree that in order to avoid a multiplicity of wires, and the related bank charges, and to simplify the administration of payments, (i) pursuant to the Receivables Purchase Agreement, the Buyer has instructed ARSC to pay to Cartus as the Originator all amounts owing by ARSC to the Buyer on account of the purchase price under the Receivables Purchase Agreement, to the extent necessary to satisfy the obligations of the Buyer to pay the CFC Purchase Price to Cartus as the Originator hereunder, (ii) pursuant to the Transfer and Servicing Agreement, ARSC has instructed the Issuer to pay to the Buyer or its assignee all amounts owing by the Issuer to ARSC on account of the purchase price under the Transfer and Servicing Agreement to the extent necessary to satisfy the obligations of ARSC to pay the purchase price to the Buyer as required by the Receivables Purchase Agreement, and (iii) the result of the foregoing provisions is that the Issuer will make payments directly to Cartus as the Originator, which payments shall constitute payment from the Issuer to ARSC, from ARSC to the Buyer, and from the Buyer to Cartus as the Originator, and the obligations of the Buyer under this Section 4.1 shall be satisfied to the extent of such payments received by Cartus as the Originator.

c.	Section 7.3(f) is hereby amended by replacing the words “Cartus Equity Loan Note or Cartus Equity Loan Agreement” with the words “ or Cartus Equity Advance Agreement”.

d.	Clause (ii) of Section 7.1(h) is hereby amended by deleting the phrase “or Weekly Activity Report, as applicable” set forth therein.

e.	Section 7.1(j) is hereby amended by adding the following phrase immediately following the opening phrase “To the extent permitted by applicable law and GAAP”:
and subject to the consolidated financial reporting principles applicable to the Originator

f.	Clause (ix) of Section 7.4(a) is hereby amended and restated to read as follows:
(ix)    The Buyer will take all actions necessary on its part to be taken in order to ensure that the facts and assumptions relating to the Buyer set forth in the opinions of Orrick, Herrington & Sutcliffe LLP dated as of December 16, 2011 relating to true sale matters with respect to the Purchase of the Cartus Purchased Assets hereunder and substantive consolidation matters with respect to the Originator and the Buyer will be true and correct at all times.

g.
The terms “Cartus Equity Loan Agreement,” “Cartus Equity Loan Note,” “Equity Loan Agreement,” and “Equity Loan Note” set forth in Appendix A and their related definitions are hereby deleted in their entirety.

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Exhibit 10.59

h.	The definition of “Contract” in Appendix A is hereby amended and restated to read as follows:
“Contract” shall mean a Pool Relocation Management Agreement and any other related contract entered into pursuant thereto or in connection therewith, pursuant to or under which any Person (other than a Transaction Party) is obligated to make payments from time to time, including as the context may require any Equity Advance Agreement, Home Purchase Contract or Home Sale Contract.

i.	Clause (b) of the definition of “Eligible Contract” in Appendix A is hereby amended and restated to read as follows:
(b)    an Equity Advance Agreement (i) that has been duly executed and delivered by a Transferred Employee that is an Eligible Obligor and that is an employee of an Employer that is a party to a Pool Relocation Management Agreement (which Pool Relocation Management Agreement is then an Eligible Contract), (ii) that is substantially in the form of an Equity Advance Agreement attached as Exhibit C, with such Permitted Changes to such form as may be made by the Originator in the ordinary course of its business (or such other form as has been approved in writing by the Buyer and its successors and assigns) and (iii) the obligations of the Transferred Employee under which are fully covered by the Guaranty or loss indemnity of the related Employer or Employer-purchased insurance policy under the applicable Pool Relocation Management Agreement;

j.	The definition of “Eligible Governmental Obligor” in Appendix A is hereby amended and restated to read as follows:
“Eligible Governmental Obligor” shall mean each governmental obligor which is party to a Guaranteed Government Contract and specifically approved as an “Eligible Governmental Obligor” (a) in that certain letter agreement, dated December 16, 2011, by and between the Originator and the Buyer, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, or (b) in any other written agreement among the Buyer, the Issuer and the Majority Investors.

k.	Clause (a) of the definition of “Eligible Obligor” in Appendix A is hereby amended and restated to read as follows:
(a) is either a United States resident (which term includes a United States division or branch of an entity organized in a jurisdiction outside of the United States, so long as such division or branch maintains a place of business in the United States to which Receivables are billed) or a Foreign Obligor;

l.	Clauses (b), (e) and (p) of the definition of “Eligible Receivable” in Appendix A are hereby amended and restated to read as follows:
(b)    that is denominated and payable only in Dollars, British pounds sterling, euros, Swiss francs, Canadian dollars, Hong Kong dollars or Japanese yen;

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Exhibit 10.59

(e)    that arises under or in connection with a Pool Relocation Management Agreement that is then an Eligible Contract, and with respect to which any Home Sale Contract, Home Purchase Contract or Equity Advance Agreement relating to such Receivable is also an Eligible Contract;
(p)    that, in the case of a Receivable that arises from an Equity Loan, arose under an Equity Advance Agreement that is an Eligible Contract and is then in the possession of the Servicer;

m.	Clause (q) of the definition of “Eligible Receivable” in Appendix A is hereby amended by deleting the “and” appearing at the end of such clause.

n.	Clause (r) of the definition of “Eligible Receivable” in Appendix A is hereby amended by replacing the period appearing at the end of such clause with the following: “; and”.

o.	The definition of “Eligible Receivable” in Appendix A is hereby further amended by adding the following new clause (s) at the end of the definition:
(s)    that does not constitute an Excluded Home Receivable.

p.	The definition of “Excluded Contract” in Appendix A is hereby amended and restated to read as follows:
“Excluded Contract” shall mean (a) any of the following, to the extent that either the same have not been identified as Pool Relocation Management Agreements or all Cartus Receivables and CFC Receivables arising thereunder have been the subject of a Cartus Noncomplying Asset Adjustment or CFC Noncomplying Asset Adjustment that has been fully paid: (i) if the Originator merges with any other Person that is engaged in the relocation management business, any agreement for relocation management services originated by such other Person prior to the date of such merger and, so long as such business is maintained and operated as a separate division of the Originator, any additional agreements for relocation management services originated by such division; provided that, any agreement for relocation management services originated by Primacy Relocation, LLC prior to its merger with the Originator on December 31, 2010 shall not constitute “Excluded Contracts” pursuant to this clause (i), (ii) any agreement for relocation management services that has not yet been incorporated into the Originator’s Atlas operating system; provided that, for purposes of clarity, agreements for relocation management services described in this clause (ii) that are subsequently incorporated into the Originator’s Atlas operating system shall thereafter no longer constitute “Excluded Contracts” pursuant to this clause (ii), (iii) any agreement for relocation management services that is not an Eligible Contract or (iv) any agreement for relocation management services the receivables arising under which would not be Eligible Receivables because the Employer party thereto is not obligated to provide reimbursement for losses on resale of homes or because the homes relating to such agreement would be located solely outside of the United States and (b) any home purchase contract, home sale contract, equity advance repayment agreement or similar agreement that is not an Eligible Contract or that is entered into pursuant to any agreement referred to in clause (a) above.

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q.	The definition of “Indenture Trustee” in Appendix A is hereby amended and restated to read as follows:
“Indenture Trustee” shall mean U.S. Bank National Association, a national banking association, as indenture trustee under the Indenture, and any successor thereto.

r.	The definition of “Unpaid Balance” in Appendix A is hereby amended and restated to read as follows:
“Unpaid Balance” of any Receivable shall mean at any time the Dollar Equivalent of the unpaid amount thereof at such time; provided, however, that the Unpaid Balance of Unsold Home Receivables with respect to any Home shall be the aggregate amount (without duplication) of Receivables arising from Equity Payments, Mortgage Payoffs, Mortgage Payments and Equity Loans in respect of such Home.

s.	The definition of “Unsold Home Receivable” in Appendix A is hereby amended and restated to read as follows:
“Unsold Home Receivable” shall mean any Cartus Receivable or CFC Receivable, including any Finance Charges in respect thereof, incurred in respect of an Equity Loan, Equity Payment, Mortgage Payment, Mortgage Payoff or Direct Expenses on a Home that has not yet been sold to an Ultimate Buyer (or the sale of which has not been closed or the Home Sale Proceeds of which have not been received).

t.	Appendix A is further amended to insert, in the proper alphabetical location, the following new definitions:
“Cartus Equity Advance Agreement” shall mean an Equity Advance Agreement entered into by a Transferred Employee in connection with a Cartus Equity Loan.
“Dollar Equivalent” shall mean, with respect to any amount of any currency on any date, (i) the amount of such currency if such currency is Dollars or (ii) the equivalent amount in Dollars if such currency is not Dollars, calculated based on the most recent month-end rate for such currency provided by Bloomberg Professional Service owned by Bloomberg LP or other nationally recognized service if such rate is not available through the Bloomberg Professional Service.
“Dollars” shall mean United States dollars.
“Equity Advance Agreement” shall mean an equity advance repayment agreement entered into by a Transferred Employee in connection with an Equity Loan or a proposed Equity Loan.
“Excluded Home” shall mean a Home that, at the time of purchase thereof pursuant to a Pool Relocation Management Agreement, (a) either (i) does not fit one or

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Exhibit 10.59

more of the characteristics set forth in the definition of “Home” in the related Home Sale Service Supplement, (ii) involves special terms, conditions, pricing and/or other considerations or requires material deviations from the procedures set forth in the related Home Sale Service Supplement, or (iii) is located in an area that has been (or is reasonably anticipated to be) directly or indirectly subject to a natural or man-made disaster that materially and adversely affects the salability of the Home or the ability to finance the Home or is subject to severe market challenges because of the nature or location of the Home, and (b) is identified by Cartus or CFC, at the time of purchase thereof pursuant to a Pool Relocation Management Agreement, as an “Excluded Home.”
“Excluded Home Receivable” shall mean a Receivable that arises pursuant to the sale or prospective sale of an Excluded Home.
“Foreign Obligor” shall mean an Obligor that is a resident of the United Kingdom, the Swiss Confederation, Canada, the Hong Kong Special Administrative Region of the People’s Republic of China, Japan, the Republic of Singapore, Germany, Netherlands, France, the Republic of Ireland or Belgium (including a division or branch of an entity not organized in any such jurisdiction, so long as such division or branch maintains a place of business in any such jurisdiction to which Receivables are billed).

u.	Appendix A is further amended by replacing the last sentence of paragraph (D) with the following two sentences:
To the extent any Receivables are denominated in any currency other than Dollars, all references herein to the amount of such Receivables shall mean the Dollar Equivalent of the amount of such Receivables. References herein to this Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement, the Indenture and the Performance Guaranty shall mean and be references to each such document as amended and modified by that certain Omnibus Amendment, Agreement and Consent, dated December 20, 2004, that certain Second Omnibus Amendment, dated January 31, 2005, that certain Amendment, Agreement and Consent, dated January 30, 2006, that certain Third Omnibus Amendment, Agreement and Consent, dated May 12, 2006, that certain Fourth Omnibus Amendment dated November 29, 2006, that certain Fifth Omnibus Amendment, dated April 10, 2007, that certain Sixth Omnibus Amendment, dated June 6, 2007, and that certain Seventh Omnibus Amendment, dated December 14, 2011.

v.
The form of the CFC Subordinated Note set forth in Exhibit 4.2 to the Purchase Agreement is hereby replaced with the form of the CFC Subordinated Note set forth in Exhibit 4.2 to the “Conformed Copy” (as defined in Section 5 below) of the Purchase Agreement.

w.	Exhibit 7.3(j) is hereby amended by replacing the reference therein to “The Bank of New York” with “U.S. Bank National Association”.

2.	Amendments to Receivables Purchase Agreement. Effective as of the Closing Date, the Receivables Purchase Agreement is hereby amended as follows:

a.	Clauses (ii), (iv) and (v) of Section 2.1(a) are hereby amended and restated to read as follows:

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Exhibit 10.59

(ii)    all Receivables arising out of or with respect to Equity Payments, Mortgage Payments and Mortgage Payoffs made by or on behalf of the Seller in respect of Home Purchase Contracts to which CFC is a party from and after the Closing Date (including, without limitation, all CFC Designated Receivables) (collectively, the “Seller Receivables”);
(iv)    all CFC Collections; and
(v)    all proceeds of and earnings on any of the foregoing.

b.	Section 2.1(a) is hereby further amended by deleting clause (vi) thereof in its entirety.

c.	Section 4.1 is hereby amended by adding the following sentence at the end thereof:
The parties recognize and agree that in order to avoid a multiplicity of wires, and the related bank charges, and to simplify the administration of payments, (i) ARSC shall pay to Cartus as the Originator all payments of the ARSC Purchase Price payable to the Seller hereunder to the extent necessary to satisfy the obligations of the Seller to pay the purchase price to Cartus as the Originator under the Purchase Agreement, (ii) pursuant to the Transfer and Servicing Agreement, ARSC has instructed the Issuer to pay to the Seller or its assignee all amounts owing by the Issuer to ARSC on account of the purchase price thereunder to the extent necessary to satisfy the obligations of ARSC to pay the ARSC Purchase Price to the Seller hereunder, and (iii) the result of the foregoing provisions is that the Issuer will make payments directly to Cartus as the Originator, which payments shall constitute payment from the Issuer to ARSC, from ARSC to the Seller, and from the Seller to Cartus as the Originator, and the obligations of the Seller under this Section 4.1 shall be satisfied to the extent of such payments received by Cartus as the Originator.

d.	Section 4.2 is hereby amended by replacing the word “CRC” appearing in the second sentence thereof with the word “ARSC”.

e.	Section 7.1(h) is hereby amended by deleting the phrase “or Weekly Activity Report, as applicable” in clause (i) thereof and the phrase “or Weekly Activity Report” in clause (ii) thereof.

f.	Section 7.3(j) is hereby amended by deleting the second sentence thereto.

g.	Section 11.20 is hereby deleted in its entirety.

h.	The definition of “Eligible Receivable” set forth in Appendix A is hereby amended by deleting the second sentence therein.

i.	The terms “CRC” and “Kenosia” set forth in Appendix A and their related definitions are hereby deleted in their entirety.

j.	Appendix A of the Receivables Purchase Agreement is hereby amended by replacing the last sentence of paragraph (E) thereof with the following two sentences:

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Exhibit 10.59

To the extent any Receivables are denominated in any currency other than Dollars (as defined in the Indenture), all references herein to such Receivables shall mean the Dollar Equivalent of such Receivables. References herein to this Agreement, the Purchase Agreement, the Transfer and Servicing Agreement, the Indenture and the Performance Guaranty shall mean and be references to each such document as amended and modified by that certain Omnibus Amendment, Agreement and Consent, dated December 20, 2004, that certain Second Omnibus Amendment, dated January 31, 2005, that certain Amendment, Agreement and Consent, dated May 12, 2006, that certain Third Omnibus Amendment, Agreement and Consent, dated May 12, 2006, that certain Fourth Omnibus Amendment, dated November 29, 2006, that certain Fifth Omnibus Amendment, dated April 10, 2007, that certain Sixth Omnibus Amendment, dated June 6, 2007, and that certain Seventh Omnibus Amendment, dated December 14, 2011.

k.
The form of the ARSC Subordinated Note set forth in Exhibit 4.2 to the Receivables Purchase Agreement is hereby replaced with the form of the ARSC Subordinated Note set forth in Exhibit 4.2 to the Conformed Copy of the Receivables Purchase Agreement.

3.	Amendments to Master Indenture. Effective as of the Closing Date, the Master Indenture is hereby amended as follows:

a.
The opening paragraph is hereby amended by replacing the phrases “THE BANK OF NEW YORK, as successor to JPMorgan Chase Bank, N.A.” and “THE BANK OF NEW YORK, a New York state banking corporation, as paying agent, authentication agent and transfer agent and registrar (together with its permitted successor and assigns, “BNY”)” with “U.S. BANK NATIONAL ASSOCIATION” and “U.S. BANK NATIONAL ASSOCIATION, a national banking association, as paying agent, authentication agent and transfer agent and registrar (together with its permitted successor and assigns, “U.S. Bank”)”, respectively.

b.	All references to the term “BNY” are hereby replaced with the term “U.S. Bank”.

c.	The definition of “Aggregate Adjustment Amount” in Section 1.01 is hereby amended and restated in its entirety as follows:
“Aggregate Adjustment Amount” shall mean, as of any date of determination, an amount equal to the sum of (a) the Overconcentration Amount, plus (b) the Excess Longer Term Receivable Amount, plus (c) the Excess Special Homes Receivables Amount, plus (d) the amount, if any, by which the aggregate Unpaid Balance of all Eligible Receivables relating to Appraised Value Homes that have been owned by CFC for more than 270 days but less than 366 days exceeds 10% of the sum of the Aggregate Employer Balances of all Eligible Receivables (other than Defaulted Receivables) relating to Appraised Value Homes as of the last day of the Monthly Period immediately preceding the date of calculation, plus (e) the amount, if any, by which the aggregate Unpaid Balance of all Eligible Receivables relating to Homes other than Appraised Value Homes that have been owned by CFC for more than 120 days but less than 241 days exceeds 10% of the sum of the Aggregate Employer Balances of all Eligible Receivables (other than Defaulted Receivables) relating to Homes other than Appraised Value Homes as of the last day of the Monthly Period immediately preceding the date of calculation,

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Exhibit 10.59

plus (f) the aggregate Unpaid Balance of all Eligible Receivables relating to Appraised Value Homes that have been owned by CFC for 366 or more days as of the last day of the Monthly Period immediately preceding the date of calculation, plus (g) the aggregate Unpaid Balance of all Eligible Receivables relating to Homes other than Appraised Value Homes that have been owned by CFC for 241 or more days as of the last day of the Monthly Period immediately preceding the date of calculation, plus (h) the Excess Homesale Related Assets Amount with respect to the Monthly Period immediately preceding the date of calculation, plus (i) the Excess Foreign Currency Receivable Amount.

d.	The definition of “Aggregate Employer Balance” in Section 1.01 is hereby amended and restated in its entirety as follows:
“Aggregate Employer Balance” shall mean, with respect to any Employer at any time, the aggregate Unpaid Balance of the Pool Receivables of such Employer, calculated in the following manner: the Unpaid Balance will be reduced (without duplication), by (a) in the case of any Receivables of such Employer, the Dollar Equivalent of the amount of any funds received on account of or otherwise in connection therewith, excluding the Dollar Equivalent of the amount of any Advance Payment made by such Employer with respect to such Receivables or any other obligations of such Employer, and the Dollar Equivalent of the amount of Home Sale Proceeds received with respect to the related Home (to the extent that they have not previously been applied to reduce the Unpaid Balance of the related Receivable) and (b) in the case of any Receivables of such Employer (including without limitation any Self-Funding Obligor), the Dollar Equivalent of the amount of any net gains on sales of Homes or other amounts (including without limitation rebates for referral fees, if any, and if allowed by law) that have not yet been remitted to such Employer. For the avoidance of doubt, the Aggregate Employer Balance with respect to any Employer shall include the aggregate Unpaid Balance of any Advance Billing Receivables of such Employer.

e.	The definition of “Aggregate Receivable Balance” in Section 1.01 is hereby amended and restated in its entirety as follows:
“Aggregate Receivable Balance” shall mean, as of any date of determination, the sum of the Aggregate Employer Balances with respect to each Employer under the Pool Relocation Management Agreements, minus the aggregate Unpaid Balance of all Pool Receivables that are not Eligible Receivables, minus the aggregate Unpaid Balance of all Defaulted Receivables, in each case to only the extent such amounts have not already been subtracted in calculating the Aggregate Employer Balances, and without duplication of deductions for the same underlying asset, minus the sum of the Defaulted 121-150 Gross-Up Amount and the Defaulted 150+ Gross-Up Amount, minus the Dollar Equivalent of the aggregate amount of Advance Payments made by each such Employer, minus the aggregate Unpaid Balance of any Advance Billing Receivables of such Employer, plus the amount, if any, (such amount, the “Net Credit Balance”) by which (x) the sum of (i) the Dollar Equivalent of the outstanding Advance Payments made by any Employer with respect to Receivables or any other obligations of such Employer and (ii) the Unpaid Balance of any Advance Billing Receivables of such Employer exceeds (y) the Aggregate Employer Balance with respect to such Employer.

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f.	The term “BNY” and its related definition in Section 1.01 are hereby deleted in their entirety.

g.	The definition of “Corporate Trust Office” in Section 1.01 is hereby amended and restated in its entirety as follows:
“Corporate Trust Office” shall mean the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office on the date of the execution of this Agreement is located at U.S. Bank National Association, 60 Livingston Ave., EP-MN-WS3D, St. Paul, Minnesota, Attn: Apple Ridge Funding, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (of which address any successor Indenture Trustee shall notify the Noteholders and the Issuer).

h.	The definition of “Obligor Limit” in Section 1.01 is hereby amended and restated in its entirety as follows:
“Obligor Limit” shall mean, as of any date of determination, (a) with respect to each Obligor having an unsecured long-term debt rating (or equivalent shadow rating) of “A+” or better from S&P and “A1” or better from Moody’s, 6% of the Aggregate Receivable Balance, (b) with respect to each Obligor having an unsecured long-term debt rating (or equivalent shadow rating) of less than “A+” but “BBB” or better from S&P and less than “A1” but “Baa2” or better from Moody’s, 4% of the Aggregate Receivable Balance, (c) having an unsecured long-term debt rating (or equivalent shadow rating) of “BBB-” from S&P or of “Baa3” from Moody’s, 2% of the Aggregate Receivable Balance and (d) not having an unsecured long-term debt rating (or equivalent) from S&P or Moody’s or having an unsecured long-term debt rating (or equivalent shadow rating) of less than “BBB-” from S&P or of less than “Baa3” from Moody’s, 1% of the Aggregate Receivable Balance; provided that, for purposes of calculating the Obligor Limits, each Obligor which has a long-term debt rating from only one of S&P and Moody’s will be treated as if it was rated by both agencies at one level below its actual rating; provided, further that, notwithstanding the foregoing, certain Obligors shall have separate Obligor Limits, as set forth in that certain letter agreement, dated December 16, 2011, between the Issuer and the Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. For purposes of calculating the Obligor Limits, no Obligor shall be deemed to have a debt rating based solely on the rating of any Affiliate unless that Affiliate is contractually obligated on the related Receivable of such Obligor, in which event that Obligor and such Affiliate shall be treated as a single Obligor. If an Obligor’s unsecured long–term debt rating (or equivalent shadow rating) results in two different Obligor Limits (because of differences in the long-term unsecured debt ratings assigned by each of the Rating Agencies), the Obligor Limit for such Obligor will be the lower of the two different Obligor Limits.

i.	The definition of “Overconcentration Amount” in Section 1.01 is hereby amended and restated in its entirety as follows:

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Exhibit 10.59

“Overconcentration Amount” shall mean, as of any date of determination, an amount equal to the sum of: (a) the greater of: (i) the excess, if any, of (A) the aggregate Modified Receivable Balances owing by (or, if less, the Obligor Limits of) the Obligors (excluding the Special Obligor and the Eligible Governmental Obligors) who are the Obligors in respect of the five largest aggregate Modified Receivable Balances over (B) an amount equal to 25% of the Aggregate Receivable Balance, and (ii) the excess, if any, of (A) the aggregate Modified Receivable Balances owing by (or, if less, the Obligor Limits of) the Obligors (excluding the Special Obligor and the Eligible Governmental Obligors) who are the Obligors in respect of the ten largest aggregate Modified Receivable Balances over (B) an amount equal to 35% of the Aggregate Receivable Balance, plus (b) the sum of the aggregate amount with respect to each Obligor (excluding Eligible Governmental Obligors) of the excess, if any, of (i) the aggregate Modified Receivable Balance owing by such Obligor over (ii) the Obligor Limit with respect to such Obligor, plus (c) the amount by which the aggregate Modified Receivable Balances owing by all Foreign Obligors exceeds 2% of the Aggregate Receivable Balance, plus (d) the amount by which the aggregate Modified Receivable Balances owing by all Eligible Governmental Obligors exceeds 10% of the Aggregate Receivable Balance.

j.	The definition of “Transaction Documents” in Section 1.01 is hereby amended and restated in its entirety as follows:
“Transaction Documents” shall mean, with respect to any Series of Notes, the Purchase Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement, the Performance Guaranty, this Indenture, the related Indenture Supplement, any Enhancement Agreement, that certain letter agreement relating to the definitions of “Obligor Limit” and “Special Obligor” in this Indenture, dated December 16, 2011, between the Issuer and the Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, and that certain letter agreement relating to the definition of “Eligible Governmental Obligor” in the Purchase Agreement, dated December 16, 2011, between Cartus, as Originator, and CFC, as Buyer, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

k.	The definition of “Trustee Officer” in Section 1.01 is hereby amended by deleting the phrase “any officer assigned to the Corporate Trust Office, including” set forth therein.

l.	Section 1.01 is hereby further amended to insert, in the proper alphabetical location, the following new definitions:
“All Other Assets” shall mean, as of any date of determination, an amount equal to (i) the Aggregate Employer Balance of all Receivables (other than Excluded Home Receivables) minus (ii) the Appraised Homesale Related Assets.
“Appraised Homesale Related Assets” means, as of any date of determination, an amount equal to the aggregate amount (without duplication) of (i) the portion of the Aggregate Employer Balances of all Receivables (other than Excluded Home

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Receivables) arising from Equity Payments, Mortgage Payoffs and Mortgage Payments and relating to Appraised Value Homes, plus (ii) the portion of the Aggregate Employer Balances of all Receivables arising from Unbilled Receivables (other than Excluded Home Receivables) relating to Appraised Value Homes.
“Average Days Outstanding” with respect to any Series, shall have the meaning set forth in the applicable Indenture Supplement.
“Defaulted 121-150 Credit Balance” shall mean, with respect to any Monthly Period, the Dollar Equivalent as of the last day of such Monthly Period of the aggregate credit balances of all Receivables that (a) constitute Defaulted Receivables pursuant to clause (c) of the definition thereof and (b) have been billed and remain unpaid for more than 120 days but fewer than 151 days.
“Defaulted 121-150 Gross-Up Amount” shall mean $50,000 (or such greater amount as may be calculated from time to time pursuant to Section 12.17 of this Indenture).
“Defaulted 150+ Credit Balance” shall mean, with respect to any Monthly Period, the Dollar Equivalent as of the last day of such Monthly Period of the aggregate credit balances of all Receivables that (a) constitute Defaulted Receivables pursuant to clause (c) of the definition thereof and (b) have been billed and remain unpaid for more than 150 days.
“Defaulted 150+ Gross-Up Amount” shall mean $300,000 (or such greater amount as may be calculated from time to time pursuant to Section 12.17 of this Indenture).
“Excess Foreign Currency Receivable Amount” shall mean, as of any date of determination, an amount equal to the excess, if any, of (a) the aggregate Unpaid Balance of all Eligible Receivables (other than Defaulted Receivables) denominated in a currency other than Dollars as of such date over (b) an amount equal to the lesser of (i) $35,000,000 and (ii) 15% of the Aggregate Receivable Balance as of such date.
“Excess Homesale Related Assets Amount” means, as of any date of determination, an amount equal to the excess, if any, of (a) the Specified Net Receivable Balance with respect to Receivables constituting Appraised Homesale Related Assets, over (b) an amount equal to the product of (i) the applicable Maximum Homesale Related Assets Percentage times (ii) the Specified Net Receivable Balance of all Receivables (other than Excluded Home Receivables).

“Excess Homesale Related Assets Exhibit” shall mean Exhibit B to that certain letter agreement, dated December 16, 2011, by and between the Issuer and the Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Maximum Homesale Related Assets Percentage” means, with respect to any Monthly Period, the applicable “Maximum Percentage” set forth in the table below based

12

Exhibit 10.59

on (a) the last day of such Monthly Period and (b) the average of the Average Days in Inventory for Appraised Value Homes (other than Excluded Homes) for such Monthly Period and the immediately preceding Monthly Period:

Last Day of Monthly Period	Average Days in Inventory for Appraised Value Homes	Maximum Percentage
November through April	Less than 130 days	35.00%
	Greater than or equal to 130 days, but less than 135 days	30.00%
	Greater than or equal to 135 days, but less than 140 days	25.00%
	Greater than or equal to 140 days, but less than 145 days	20.00%
	Greater than or equal to 145 days	12.00%
	Less than 115 days	35.00%
	Greater than or equal to 115 days, but less than 121 days	30.00%
	Greater than or equal to 121 days, but less than 127 days	25.00%
	Greater than or equal to 127 days, but less than 133 days	20.00%
	Greater than or equal to 133 days	12.00%

provided that, (i) if such Monthly Period ended May 31st, the average described in clause (b) of this definition shall be deemed to be the lesser of (x) the average of the Average Days in Inventory for Appraised Value Homes (other than Excluded Homes) for such Monthly Period and the immediately preceding Monthly Period ended April 30th and (y) the Average Days in Inventory for Appraised Value Homes (other than Excluded Homes) for such Monthly Period ended May 31st and (ii) any Appraised Value Home owned by an Originator as of the close of business on the last day of such Monthly Period for more than 365 days shall not be included as a Home owned by an Originator for purposes of this definition.
“Special Obligor” shall mean each Obligor that qualifies as a “Special Obligor,” as specified in that certain letter agreement, dated December 16, 2011, by and between the Issuer and the Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Specified Net Receivable Balance” means, as of any date of determination and with respect to any Receivables, an amount equal to (without duplication) (i) the Aggregate Employer Balances of such Receivables, minus (ii) the Dollar Equivalent of the amount of all Advance Payments and deposits made by Obligors and allocated to such Receivables (other than Excluded Home Receivables) in accordance with the example set forth in the Excess Homesale Related Assets Exhibit, minus (iii) if such Receivables constitute Appraised Homesale Related Assets, the Aggregate Adjustment Amount (excluding sub-clauses (b), (e), (g), (h) and (i) of the definition of Aggregate Adjustment Amount) allocated to such Receivables in accordance with the example set

13

Exhibit 10.59

forth in the Excess Homesale Related Assets Exhibit, minus (iv) if such Receivables constitute All Other Assets, the Aggregate Adjustment Amount (excluding sub-clauses (b), (c), (d), (f), (h) and (i) of the definition of Aggregate Adjustment Amount) allocated to such Receivables (other than Excluded Home Receivables) in accordance with the example set forth in the Excess Homesale Related Assets Exhibit.
“U.S. Bank” shall have the meaning set forth in the opening paragraph.

m.	Section 1.02(g) is hereby amended and restated to read as follows:
To the extent any Receivables are denominated in any currency other than Dollars, all references herein to such Receivables shall mean the Dollar Equivalent of such Receivables. References herein to the Purchase Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement, this Indenture and the Performance Guaranty shall mean and be references to each such document as amended and modified by that certain Omnibus Amendment, Agreement and Consent, dated December 20, 2004, that certain Second Omnibus Amendment, dated January 31, 2005, that certain Amendment, Agreement and Consent, dated January 30, 2006, that certain Third Omnibus Amendment, Agreement and Consent, dated May 12, 2006, that certain Fourth Omnibus Amendment, dated November 29, 2006, that certain Fifth Omnibus Amendment, dated April 10, 2007, that certain Sixth Omnibus Amendment, dated June 6, 2007, and that certain Seventh Omnibus Amendment, dated December 14, 2011.

n.	Section 2.15(a) is hereby amended and restated to read as follows:
(a)    U.S. Bank is a national banking association duly organized and validly existing under the federal laws of the United States of America;

o.	Section 3.02(a) is hereby amended by replacing the phrase “shall forward to each Noteholder” set forth therein with the phrase “shall make available to each Noteholder”.

p.	Sections 5.01(c) and 5.01(d) are hereby amended and restated to read as follows:
(c)    (i) The Issuer shall fail to perform or observe, as and when required, any term, covenant or agreement contained in this Indenture or any of the other Transaction Documents on its part to be performed or observed (other than as referred to in Section 5.01(a) or (b) above), (ii) such failure materially and adversely affects the rights of the Noteholders of such Series (determined without giving effect to any Series Enhancement) and (iii) such failure shall remain unremedied for 30 days after the earlier of (x) the date on which an officer of the Issuer has actual knowledge of such failure and (y) written notice thereof (specifying such failure and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder) shall have been given (A) to the Issuer by the Indenture Trustee or (B) to the Issuer and the Indenture Trustee by Noteholders of such Series holding Notes evidencing at least 25% of the Series Outstanding Amount of such Series; or
(d)    (i) any representation or warranty made by the Issuer in this Indenture

14

Exhibit 10.59

or any of the other Transaction Documents shall prove to have been untrue and incorrect in any material respect when made or deemed to have been made, (ii) such occurrence materially and adversely affects the rights of the Noteholders of such Series (determined without giving effect to any Series Enhancement) and (iii) such occurrence remains unremedied for 30 days after the earlier of (x) the date on which an officer of the Issuer has actual knowledge of such failure and (y) written notice thereof (specifying such failure and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder) shall have been given (A) to the Issuer by the Indenture Trustee or (B) to the Issuer and the Indenture Trustee by Noteholders of such Series holding Notes evidencing at least 25% of the Series Outstanding Amount of such Series; or

q.	The third paragraph of Section 5.03 is hereby amended by replacing the phrase “the Indenture Trustee may in its discretion” set forth therein with the phrase “the Indenture Trustee may”.

r.
Section 5.03 is hereby further amended by replacing the phrase “except as a result of negligence, bad faith or willful misconduct” set forth therein with the phrase “except as a result of negligence, bad faith or willful misconduct of the Indenture Trustee”.

s.	Clauses (b) and (c) of Section 5.05 are hereby amended and restated to read as follows:
(b)    In connection with a sale of all of the Pledged Assets pursuant to Section 5.04(b), any Noteholder may bid for and purchase the property offered for sale, and upon compliance with the terms of such sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount that, upon distribution of the net proceeds of such sale, would have otherwise been payable thereon to such Noteholder.  In such event, cancellation of such Outstanding Notes or claims delivered by such Noteholder shall be credited as payment of the purchase price of such property and shall be deemed to be the distribution that such Noteholder should have received from the sale proceeds of such property, such that all other Noteholders shall receive the same distribution from the sale proceeds of such property as they would have received if such bidding Noteholder had not delivered and cancelled such Outstanding Notes or claims in lieu of making a cash payment of the purchase price of such property.
(c)    [Intentionally Omitted]

t.	The proviso in the last sentence of Section 5.06 is hereby amended and restated to read as follows:
provided, however, that, notwithstanding any other provisions of this Indenture, if the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders holding an equal amount of Notes, the Indenture Trustee may petition a court of competent jurisdiction for direction as to what, if any, action is to be taken.

u.	The first sentence of Section 6.01(h) is hereby amended and restated to read as follows:

15

Exhibit 10.59

For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default, Servicer Default or Amortization Event unless a Trustee Officer has actual knowledge thereof or has received written notice thereof.

v.	Section 6.02 is hereby amended and restated to read as follows:
Upon the occurrence of any Event of Default of which a Trustee Officer has actual knowledge or has received notice, the Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register and to the Rating Agencies, notice of such Event of Default known to the Indenture Trustee within ten (10) Business Days after the Indenture Trustee receives such notice or obtains actual knowledge, whichever is earlier.

w.	Section 6.03(f) is hereby amended and restated to read as follows:
Subject to Section 6.13 hereof, the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian, or nominee appointed by it with due care hereunder.

x.	Section 6.07 is hereby amended and restated to read as follows:
The Issuer shall pay to the Indenture Trustee from time to time reasonable compensation for its services pursuant to that certain fee letter, dated November 18, 2011, by and between the Issuer and the Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s agents, counsel, accountants and experts. The Issuer shall, and shall cause the Servicer to, indemnify the Indenture Trustee and each of its directors, officers, employees and agents against any and all loss, liability or expense (including the fees of either in-house counsel or outside counsel, but not both) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under any other Transaction Document. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. Neither the Issuer nor the Servicer will be required to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith.

16

Exhibit 10.59

When the Indenture Trustee incurs expenses after the occurrence of a Default specified in subsection 5.02(d) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.
Notwithstanding anything herein to the contrary, the obligations of the Issuer hereunder shall be payable solely out of assets of the Issuer available for such purposes pursuant to, and in accordance with, the priority of payments set forth in each Indenture Supplement.

y.	Section 6.13 is hereby amended by replacing the word “Illinois” set forth therein with the words “New York or the State of Minnesota.”

z.	Section 8.03(c) is hereby amended by replacing the word “clearing” set forth therein with the word “clearly”.

aa.	Section 8.04(c) is hereby amended and restated to read as follows:
(i)    Prior to the allocation of funds as set forth in clause (ii), the Indenture Trustee shall, in accordance with the written directions of the Servicer, make the distributions set forth in Sections 3.02(c)(vi), 3.12 and 3.14(b) of the Transfer and Servicing Agreement.
(ii)    After making the distributions set forth in clause (i), the Indenture Trustee shall, in accordance with the written directions of the Servicer, allocate all funds on deposit in the Collection Account to each Series based on the Series Percentage of such Series as set forth in the Indenture Supplement related to such Series. Amounts allocated to any Series shall not, except as specified in the related Indenture Supplement, be available to the Noteholders of any other Series. The Indenture Supplement shall specify how amounts allocated to such Series will be applied.

ab.
Section 8.05(a) is hereby amended by replacing the phrase “The Indenture Trustee may, and when required by the provisions of this Indenture or the other Transaction Documents shall” set forth therein, with the phrase “The Indenture Trustee shall, when required by the provisions of this Indenture or the other Transaction Documents”.

ac.
Section 8.06 is hereby amended by replacing the phrase “The Issuer shall provide the Indenture Trustee” set forth therein with the phrase “The Issuer shall provide the Indenture Trustee and each Noteholder”.

ad.	Section 8.07 is hereby amended by replacing the reference to “Section 8.04(d)” set forth therein, with the reference to “Section 8.04”.

ae.	Article IX is hereby amended by adding the following two paragraphs at the end thereof:
The Indenture Trustee shall make available on its internet website to each Noteholder

17

Exhibit 10.59

all reports, financial statements and notices received by the Indenture Trustee pursuant to this Indenture, the applicable Indenture Supplement or the Transfer and Servicing Agreement. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.
The Indenture Trustee’s internet website shall be initially located at "https://www.usbank.com/abs" or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders and the Servicer.  In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer.  The Indenture Trustee shall be permitted to change the method by which such information distributed in order to make such distributions more convenient and/or more accessible to the Noteholders and the Servicer.

af.	Clauses (i), (ii) and (iii) of the second sentence of Section 10.01(b) are hereby amended and restated to read as follows:
(i) to avoid the imposition of state or local income or franchise taxes imposed on the Issuer’s property or its income and (ii) to add, modify or eliminate such provisions as may be necessary and desirable to implement any revisions to the Uniform Commercial Code as in force in the applicable jurisdiction

ag.	Section 10.02 is hereby amended by adding the following new paragraph immediately before the penultimate paragraph thereto:
In addition, notwithstanding the foregoing, no supplemental indenture shall, without the consent of Holders of at least 66 2/3% of the Series Outstanding Amount of the Outstanding Notes, increase the Obligor Limit with respect to any Obligor.

ah.	Section 12.04(c) is hereby amended and restated to read as follows:
(c) in the case of the Paying Agent, the Authentication Agent or the Transfer Agent and Registrar, to 60 Livingston Ave., EP-MN-WS3D, St. Paul, Minnesota 55107, Attention: Apple Ridge Funding LLC and

ai.	Section 12.05 is hereby amended by deleting the phrase “or first class postage prepaid” set forth therein.

aj.
Section 12.16 is hereby amended by replacing the phrase “Fifth Omnibus Amendment hereto dated as of April 10, 2007” set forth therein, with the phrase “Seventh Omnibus Amendment hereto dated as of December 14, 2011”.

ak.	Section 12.17 is hereby amended and restated to read as follows:
Section 12.17. Defaulted Gross-Up Amount. Upon the completion of each audit of the Servicer pursuant to Section 3.09 of the Transfer and Servicing Agreement (or, for so

18

Exhibit 10.59

long as the Series 2011-1 Notes are the only Notes issued under this Indenture, pursuant to Section 5.01(g) of the related Note Purchase Agreement), no more than one time during any 12-month period, (a) the Defaulted 121-150 Gross-Up Amount shall be recalculated as of the last day of the immediately preceding Monthly Period to equal the greater of (i) $50,000 and (ii) the average (rounded to the nearest ten thousand) of the Defaulted 121-150 Credit Balances for the twelve (12) preceding Monthly Periods, and (b) the Defaulted 150+ Gross-Up Amount shall be recalculated as of the last day of the immediately preceding Monthly Period to equal the greater of (i) $300,000 and (ii) the average (rounded to the nearest ten thousand) of the Defaulted 150+ Credit Balances for the twelve (12) preceding Monthly Periods. The recalculated Defaulted 121-150 Gross-Up Amount and Defaulted 150+ Gross-Up Amount shall be effective on the last day of the Monthly Period in which the related audit report is completed and finalized.

4.	Amendments to Transfer and Servicing Agreement. Effective as of the Closing Date, the Transfer and Servicing Agreement is hereby amended as follows:

a.
The opening paragraph is hereby amended by replacing the phrase “THE BANK OF NEW YORK, as successor to JPMorgan Chase Bank, N.A., as successor Indenture Trustee” with the phrase “U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee”.

b.	Clauses (b), (c), (d), (f) and (g) of the definition of “Eligible Investments” in Section 1.01 are hereby amended and restated in their entirety as follows:
(b)    demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies (including the Indenture Trustee acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof, including the District of Columbia (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities, provided that, at the time of the Issuer’s investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be rated by each of Standard & Poor’s and Moody’s in its respective highest rating category (or such other rating that satisfies the Rating Agency Condition);
(c)    commercial paper (having original or remaining maturities of no more than 30 days) having, at the time of the Issuer’s investment or contractual commitment to invest therein, a short-term debt rating by each of Standard & Poor’s and Moody’s in its respective highest rating category;
(d)    demand deposits, time deposits and certificates of deposit that are fully insured by the FDIC having, at the time of the Issuer’s investment therein, a short-term debt rating by each of Standard & Poor’s and Moody’s in its respective highest rating category;
(f)    money market funds having, at the time of the Issuer’s investment therein, a rating of AAAm by Standard & Poor’s or Aaa by Moody’s (including funds for which the Indenture Trustee or any of its Affiliates is investment manager or advisor);

19

Exhibit 10.59

(g)    time deposits and eurodollar deposits (having maturities not later than the succeeding Distribution Date) other than as referred to in clause (d) above, with a Person the commercial paper of which has a credit rating by each of Standard & Poor’s and Moody’s in its respective highest rating category; or

c.	The definitions of “Indenture”, “Indenture Trustee” and “Lockbox Account” in Section 1.01 are hereby amended and restated in their entirety to read as follows:
“Indenture” shall mean the master indenture dated as of April 25, 2000, by and between the Issuer, the Indenture Trustee and U.S. Bank National Association, as Paying Agent, Authentication Agent and Transfer Agent and Registrar.

“Indenture Trustee” shall mean U.S. Bank National Association, a national banking association, acting in its capacity as Indenture Trustee under the Indenture.
“Lockbox Account” shall mean each lockbox account, concentration account, depositary account or similar account (including any associated demand deposit account) established pursuant to a Lockbox Agreement.

d.	The definition of “Required Marketing Expenses Account Amount” in Section 1.01 is hereby amended and restated in its entirety as follows:
“Required Marketing Expenses Account Amount” shall mean, on any Distribution Date, an amount equal to:
(i)    zero, if the average number of days the Homes relating to outstanding Pool Receivables have been owned by Cartus and CFC (excluding any such Homes relating to Self-Funding Obligors or that constitute Excluded Homes) as of the close of business on the last day of the immediately preceding Monthly Period was 120 days or less;

(ii)    2.5% of the aggregate Home Purchase Price for all Homes owned by Cartus and CFC (excluding any Homes relating to Self-Funding Obligors or that constitute Excluded Homes) as of the close of business on the last day of the immediately preceding Monthly Period, if the average number of days such Homes have been owned by Cartus and CFC as of the close of business on the last day of the immediately preceding Monthly Period was greater than 120 days but less than or equal to 130 days;

(iii)    3.0% of the aggregate Home Purchase Price for all Homes owned by Cartus and CFC (excluding any Homes relating to Self-Funding Obligors or that constitute Excluded Homes) as of the close of business on the last day of the immediately preceding Monthly Period, if the average number of days such Homes have been owned by Cartus and CFC as of the close of business on the last day of the immediately preceding Monthly Period was greater than 130 days but less than or equal to 140 days;

(iv)    4.0% of the aggregate Home Purchase Price for all Homes owned by Cartus and CFC (excluding any Homes relating to Self-Funding Obligors or that constitute Excluded Homes) as of the close of business on the last day of the immediately

20

Exhibit 10.59

preceding Monthly Period, if the average number of days such Homes have been owned by Cartus and CFC as of the close of business on the last day of the immediately preceding Monthly Period was greater than 140 days but less than or equal to 150 days; and

(v)    5.0% of the aggregate Home Purchase Price for all Homes owned by Cartus and CFC (excluding any Homes relating to Self-Funding Obligors or that constitute Excluded Homes) as of the close of business on the last day of the immediately preceding Monthly Period, if the average number of days such Homes have been owned by Cartus and CFC as of the close of business on the last day of the immediately preceding Monthly Period was greater than 150 days.

e.	Section 1.01 is hereby amended to delete the following terms and their related definitions: “Weekly Activity Report,” “Weekly Reporting Commencement Date” and “Weekly Reporting Event”.

f.	Section 1.01 is hereby further amended to insert, in the proper alphabetical location, the following new definitions:
“Indemnified Party” shall have the meaning set forth in Section 7.04.
“Specified Realogy Credit Agreement” means the Realogy Credit Agreement filed on August 11, 2009 in the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System as Exhibit 10.2 to the Performance Guarantor’s 10-Q filing, as amended by the First Amendment thereto, filed on January 27, 2011 in the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System as Exhibit 10.1 to the Performance Guarantor’s 8-K filing.

g.	Section 1.02(f) is hereby amended by replacing the last sentence thereto with the following two sentences:
To the extent any Receivables are denominated in any currency other than Dollars, all references herein to such Receivables shall mean the Dollar Equivalent of such Receivables. References herein to this Agreement, the Purchase Agreement, the Receivables Purchase Agreement, the Indenture and the Performance Guaranty shall mean and be references to each such document as amended and modified by that certain Omnibus Amendment, Agreement and Consent, dated December 20, 2004, that certain Second Omnibus Amendment, dated January 31, 2005, that certain Amendment, Agreement and Consent, dated January 30, 2006, that certain Third Omnibus Amendment, Agreement and Consent, dated May 12, 2006, that certain Fourth Omnibus Amendment, dated November 29, 2006, that certain Fifth Omnibus Amendment, dated April 10, 2007, that certain Sixth Omnibus Amendment, dated June 6, 2007, and that certain Seventh Omnibus Amendment, dated December 14, 2011.

h.	The last sentence of Section 2.01(i) is hereby amended and restated to read as follows:
The parties recognize and agree that in order to avoid a multiplicity of wires, and the related bank charges, and to simplify the administration of payments, (i) the Issuer shall

21

Exhibit 10.59

pay to CFC or its assignee all payments of the ARF Purchase Price payable to the Transferor hereunder to the extent necessary to satisfy the obligations of the Transferor to pay the purchase price to CFC under the Receivables Purchase Agreement, (ii) pursuant to the Receivables Purchase Agreement, CFC has instructed the Transferor to pay to Cartus as the Originator all amounts owing by the Transferor to CFC on account of the purchase price thereunder to the extent necessary to satisfy the obligations of CFC to pay Cartus as the Originator the purchase price under the Purchase Agreement, and (iii) the result of the foregoing provisions is that the Issuer will make payments directly to Cartus as the Originator, which payments shall constitute payment from the Issuer to ARSC, from ARSC to CFC, and from CFC to Cartus as the Originator, and the obligations of the Issuer under this Section 2.01(i) shall be satisfied to the extent of such payments received by Cartus as the Originator. To the extent funds are released to the Issuer from the Collection Account, the Issuer agrees that it will use such released funds to the extent necessary to pay the ARF Purchase Price.

i.	Section 2.06(m) is hereby amended by replacing the amount “$40,000,000” set forth in clause (ii) therein with the amount “$24,000,000”.

j.	The second sentence of Section 3.01(b) is hereby amended by replacing the word “Subsidiary” set forth therein, with the word “Affiliate”.

k.
Section 3.03 is hereby amended by replacing the phrase, “the weighted average over such Monthly Period of the daily sums of the Aggregate Employer Balances for each Employer under the Pool Relocation Management Agreements,” with the following phrase:

the weighted average over such Monthly Period of the daily Aggregate Receivable Balance

l.	The last sentence of Section 3.03 is hereby amended and restated to read as follows:
The Servicer agrees to indemnify the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar out of the Servicing Fee in accordance with Section 7.04 hereof and the terms of the Indenture.

m.	Section 3.07(c) is hereby amended by deleting the last sentence thereto.

n.	Section 3.07(d) is hereby deleted in its entirety.

o.	Section 3.09 is hereby amended by replacing the reference therein to “2007-1” with “2011-1”.

p.	Section 3.10(a) is hereby amended by deleting the phrase “and Weekly Activity Report, if applicable” set forth therein.

q.	The second sentence of Section 4.02 is hereby amended and restated to read as follows:
Except as otherwise provided below, the Servicer shall (i) transfer all Pool Collections

22

Exhibit 10.59

denominated in Dollars and other Transferred Assets consisting of cash or cash equivalents from the Lockbox Accounts into the Collection Account as promptly as possible after the date of deposit of such Pool Collections into such Lockbox Accounts, but in no event later than the second (2nd) Business Day following the date of deposit into such Lockbox Accounts, and (ii) transfer all Pool Collections denominated in a currency other than Dollars from the Lockbox Accounts into the Collection Account no later than the eighteenth (18th) day following the date of deposit into such Lockbox Accounts.

r.	The first sentence of Section 4.03 is hereby amended and restated to read as follows:
Subject to Section 8.04(f) of the Indenture, on each day, the Servicer shall determine the amounts payable to it as reimbursement of any Nonrecoverable Advances pursuant to Section 3.12(b) and the Servicer shall instruct the Indenture Trustee to pay such amounts over to the Servicer pursuant to Section 8.04(c)(i) of the Indenture.

s.	Section 7.04 is hereby amended and restated to read as follows:
The Servicer shall indemnify and hold harmless each of Cartus, CFC, the Transferor, the Issuer, the Indenture Trustee and its directors, officers, employees and agents (any such indemnified party, an “Indemnified Party”) from and against any and all loss, liability, claim, expense, actions, suits, demands, damage or injury suffered or sustained by reason of (i) any representation or warranty made by the Servicer under any of the Transaction Documents, any Receivables Activity Report, or any other information or report delivered by the Servicer with respect to the Servicer or the Transferred Assets having been untrue or incorrect in any material respect when made or deemed to have been made; or (ii) any acts or omissions of the Servicer pursuant to this Agreement (other than such as may arise from the negligence or willful misconduct of Cartus, CFC, the Transferor, the Issuer and the Indenture Trustee, respectively, and their respective directors, officers, employees and agents), including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any action, proceeding or claim, that in each case arises from or relates to a breach by the Servicer of its representations, warranties, covenants or agreements hereunder; or (iii) any reduction in the Unpaid Balance of any Pool Receivable as a result of any cash discount or any adjustment by the Servicer, including any such adjustment that gives rise to a Servicer Dilution Adjustment (but not including any write-off of any Receivable) or (iv) any failure of the Servicer to comply with any material applicable law, rule or regulation applicable to it and which relates to the servicing or administration of the Transferred Assets. Indemnification pursuant to this Section 7.04 shall not be payable from the Transferred Assets.
The Servicer will be entitled (except as provided below), if it so elects and upon written notice to the applicable Indemnified Party, to take control of the defense and investigation of a claim for which indemnity has been sought and to employ and engage attorneys of its own choice, reasonably acceptable to such Indemnified Party, to handle and defend the same, at the Servicer’s expense. The Servicer shall not be entitled to assume the defense of claim as to which such Indemnified Party shall have reasonably concluded that there may be a conflict of interest between such Indemnified Party and the Servicer

23

Exhibit 10.59

regarding the defense of such claim. Should the Servicer so elect to assume the defense of a claim, the Servicer will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof. Such Indemnified Party shall be entitled to employ its own counsel at its own expense. Nevertheless, the Servicer shall pay for such Indemnified Party’s own counsel (one firm or counsel retained to defend such claim in respect of all Indemnified Parties) if (1) the Servicer agrees to do the same, (2) such Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Servicer and such Indemnified Party regarding the defense of such action, or (3) the Servicer shall not in fact have employed counsel to assume the defense of the claim.
The Servicer shall obtain the prior written consent of such Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned) before entering into any settlement of such claim, if the settlement (i) does not release such Indemnified Party and all officers, directors and employees thereof from all liabilities and obligations with respect to such claim, (ii) imposes injunctive or other equitable relief against such Indemnified Party or any officer, director or employee thereof, (iii) admits any liability in connection therewith or (iv) is not payable in its entirety from funds of Persons other than such Indemnified Party or any officer, director or employee thereof. The Servicer shall not be liable to such Indemnified Party under this Agreement for any amounts paid in settlement of any claim unless the Servicer consents to such settlement.
Each of the Servicer and such Indemnified Party will deliver to the other party, upon request, copies of all correspondence, pleadings, motions, briefs, appeals or other written statements relating to or submitted in connection with the defense of any claim, and timely notices of, and the right to participate in (as an observer), any hearing or other court proceeding relating to such claim. Such Indemnified Party will cooperate in all reasonable respects with the Servicer and such attorneys in the investigation, trial and defense of any claim and any related appeal, including by retaining and (upon the Servicer’s written request) providing to the Servicer records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided that such Indemnified Party may, at its own cost, participate in the investigation, trial and defense of any claim and any related appeal.
The Servicer’s obligations under this Section 7.04 shall survive the termination of this Agreement, the resignation or removal of the Indenture Trustee or the earlier removal or resignation of the Servicer.

t.	Section 9.01(a) is hereby amended by deleting the phrase “or Weekly Activity Report, if applicable”.

u.	Section 9.01(e) is hereby amended by deleting the “or” set forth therein.

v.	Section 9.01(f) is hereby amended by adding the following phrase at the end of the first sentence of the last paragraph thereof: “or to perform the obligations of the Servicer under this Agreement”.

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Exhibit 10.59

w.	Section 9.01 is hereby amended by adding the following two additional clauses:
(g)    so long as the Series 2011-1 Notes are Outstanding, the occurrence of an “Amortization Event” pursuant to clause (h), (j), (k), (l), (m), (n), (o) or (p) of Section 6.01 of the Series 2011-1 Supplement, subject to any cure rights set forth in the Series 2011-1 Supplement; or

(h)     the Performance Guarantor shall permit the “Senior Secured Leverage Ratio” (as defined in the Specified Realogy Credit Agreement) on the last day of any fiscal quarter to exceed 4.75:1.00, subject to the cure rights set forth in Section 8.03 of the Specified Realogy Credit Agreement;

x.	The first sentence of Section 9.05(a) is hereby amended and restated to read as follows:
If (i) Cartus is the Servicer, and (ii) the “Average Days in Inventory” (as defined below) is more than 120 days, the Issuer will be obligated to establish an account (the “Marketing Expenses Account”) to be established with, and pledged to, the Indenture Trustee and maintain on deposit therein, an amount at least equal to the Required Marketing Expenses Account Amount described below.

y.
Section 9.05(b) is hereby amended by replacing the phrase “The Indenture Trustee will be permitted to withdraw funds from the Marketing Expenses Account” with the phrase “The Indenture Trustee shall, in accordance with the written directions of the Majority Noteholders, withdraw funds from the Marketing Expenses Account”.

z.	The second sentence of Section 11.01(a) is hereby amended and restated to read as follows:
Notwithstanding the preceding sentence, this Agreement shall be amended by the parties hereto at the direction of the Transferor without the consent of any of the holders of the Notes issued by the Issuer under the Indenture to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Transferred Assets to avoid the imposition of state or local income or franchise taxes imposed on the Issuer’s property or its income, provided that (i) the Transferor delivers to the Issuer an Officer’s Certificate to the effect that the proposed amendments meet the requirements set forth in this Section 11.01(a) and (ii) such amendment does not affect the rights, duties or obligations of the Issuer hereunder.

aa.	Section 11.03 is hereby amended and restated to read as follows:
All demands, notices, instructions, directions and communications under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by certified mail, return receipt requested, or sent by facsimile transmission (i) in the case of Cartus or CFC, to the address provided in the Purchase Agreement or the Receivables Purchase Agreement, respectively, (ii) in the case of the Transferor, to 40 Apple Ridge Road, Suite 4A65, Danbury, Connecticut 06810 (telecopier no. (203) 749-8886), (iii) in the case of the Servicer, to 40 Apple Ridge Road, Danbury, Connecticut 06810, Attention: Chief Financial Officer (telecopier no. (203) 205-6575), (iv) in the

25

Exhibit 10.59

case of the Issuer, 40 Apple Ridge Road, Suite 4C45, Danbury, Connecticut 06810, Attention: Chief Financial Officer (telecopier no. (203) 205-1335), (v) in the case of the Indenture Trustee, 60 Livingston Ave., EP-MN-WS3D, St. Paul, Minnesota, Attention: Apple Ridge Funding (telecopier no. (651) 495-8090) and (vi) to any other Person as specified in any Supplement; or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

ab.	Section 11.19 is hereby deleted in its entirety.

5.	Amendments to Performance Guaranty. Effective as of the Closing Date, the Performance Guaranty is hereby amended as follows:

a.	The opening paragraph is hereby amended and restated to read as follows:
This Performance Guaranty (as amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”), dated as of May 12, 2006 and effective on and after the Effective Date (as defined herein), is executed by Realogy Corporation, a Delaware corporation (the “Performance Guarantor”) in favor of Cartus Financial Corporation, a Delaware corporation (“CFC”), and Apple Ridge Funding LLC, a Delaware limited liability company, as Issuer (the “Issuer”) under the Master Indenture dated as of April 25, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”) between the Issuer and U.S. Bank National Association, a national banking association, as indenture trustee, paying agent, authentication agent and transfer agent and registrar. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed to them in the Indenture or that certain Purchase Agreement dated as of April 25, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) between CFC and Cartus Corporation, a Delaware corporation (“Cartus”).

b.	Section 8(d) is hereby amended and restated to read as follows:
(d)    The Performance Guarantor covenants and agrees to furnish to the “Managing Agents” (as defined in the Note Purchase Agreement for Series 2011-1 (such, agreement, the “Note Purchase Agreement”)) and to the Issuer (i) notice of the occurrence of any event which has had or would reasonably be expected to have a material adverse effect on its condition or operations, financial or otherwise, and (ii) those financial statements and reports of the Performance Guarantor required by Sections 5.01(c)(i), 5.01(c)(ii) and 5.01(c)(iii) of such Note Purchase Agreement.

6.
Acceptance of Conformed Copies. Each of the parties hereto acknowledges that, on and after the Closing Date, the conformed copies of the Affected Documents attached hereto as Exhibits A-1 through A-5 (the “Conformed Copies”) properly reflect all amendments to the Affected Documents executed through and including the Closing Date, including the correction of mutual mistakes and the incorporation of the amendments to the Affected Documents set forth hereinabove, and, from and after the Closing Date, such copies shall constitute the definitive versions of the Affected Documents to the same extent as if such Affected Documents were amended and restated to conform in their entirety to such Conformed Copies.

26

Exhibit 10.59

7.	Conditions Precedent.

a.
This Amendment shall be effective upon (i) the Indenture Trustee’s receipt of counterparts to this Amendment, duly executed by each of the parties hereto and (ii) the satisfaction of each of the conditions precedent (other than the effectiveness of this Amendment) set forth in Section 3.01 of the Note Purchase Agreement relating to the Series 2011-1 Notes, dated as of the date hereof (the “Note Purchase Agreement”), among the Issuer, Cartus, as Servicer, the financial institutions and commercial paper conduits party thereto, and CA-CIB, as Administrative Agent and Lead Arranger.

b.
Sections 1-6, 10, 11, 13 and 15 of this Amendment shall become effective on the date (the “Closing Date”) on which all of the conditions precedent to the purchase of the Series 2011-1 Notes, as set forth in Section 3.02 of the Note Purchase Agreement, are satisfied.

8.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

9.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

10.
References to and Effect on Affected Documents. On and after the Closing Date: (i) all references in any Affected Document to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such Affected Document shall be deemed to be references to such Affected Document as amended by this Amendment; (ii) each reference in any of the Affected Documents to any other Affected Document and each reference in any of the other Transaction Documents among the parties hereto to any of the Affected Documents shall each mean and be a reference to such Affected Document as amended by this Amendment; and (iii) each reference in any Transaction Document among the parties hereto to any of the terms or provisions of an Affected Document which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Amendment; provided, that, notwithstanding the foregoing or any other provisions of this Amendment, the amendments contained in this Amendment shall not be effective to (x) modify on a retroactive basis any representations or warranties previously made under any Affected Document with respect to Receivables transferred or purported to have been transferred prior to the date hereof, which representations and warranties shall continue to speak as of the dates such Receivables were transferred and based on the terms and provisions of the Affected Documents as in effect at such time or (y) otherwise modify the terms of any transfer or purported transfer of any Receivable transferred or purported to be transferred pursuant to an Affected Document prior to the date hereof.

11.
Reaffirmation of Performance Guaranty. Effective as of the Closing Date, Realogy, in its capacity as the Performance Guarantor under the Performance Guaranty, hereby consents to this Amendment and acknowledges and agrees that the Performance Guaranty remains in full force and effect is hereby reaffirmed, ratified and confirmed.

12.	No Waiver. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend

27

Exhibit 10.59

or supplement any provision of the Affected Documents other than as set forth herein, each of which Affected Documents, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

13.
Consent for Amendment and Restatement of Schedules and Exhibits. By its execution below, each of the parties hereto consents to the amendment and restatement on the Closing Date of the Schedules and Exhibits of each of the Purchase Agreement, Receivables Purchase Agreement and the Transfer and Servicing Agreement in the forms of the respective Schedules and Exhibits as attached to the Conformed Copies; provided that, notwithstanding the foregoing, Exhibit B to the Transfer and Servicing Agreement shall be deemed to be amended and restated as of the Closing Date in the form mutually agreed upon by the Issuer and the Administrative Agent and distributed to all the parties hereto on or prior to the Closing Date.

14.
Consent and Direction of Noteholders. Each Managing Agent signatory hereto consents to (i) this Amendment, (ii) the Instrument of Resignation, Appointment and Acceptance, dated as of December 16, 2011 (the “Instrument”), by and among the Issuer, The Bank of New York Mellon, as the depository bank and as Predecessor Indenture Trustee, Predecessor Paying Agent, Predecessor Authentication Agent, and Predecessor Transfer Agent and Registrar, U.S. Bank, as Successor Indenture Trustee, Successor Paying Agent, Successor Authentication Agent, and Successor Transfer Agent and Registrar, Cartus, CFC and ARSC, substantially in the form of Exhibit B hereto, and (iii) the Amended and Restated Concentration Account Agreement, dated as of December 16, 2011 (the “Concentration Account Agreement”), by and among the Issuer, Cartus, as Servicer, the Indenture Trustee, and The Bank of New York Mellon, as the depository bank, substantially in the form of Exhibit C hereto, and directs the Indenture Trustee to execute and deliver this Amendment, the Instrument and the Concentration Account Agreement.

15.	Issuer Representations re: Outstanding Series. As of the Closing Date, the Issuer represents and warrants that the Series 2011-1 Notes are the only Notes outstanding under the Master Indenture.

16.
Acknowledgements Regarding U.S. Bank. Each of the parties hereto acknowledge that (a) U.S. Bank will not become the Indenture Trustee, Paying Agent, Authentication Agent, or Transfer Agent and Registrar until the Closing Date, (b) for purposes of the time period between the date hereof and the Closing Date, U.S. Bank shall be a party to this Amendment solely in its prospective capacity as the Indenture Trustee, Paying Agent, Authentication Agent, and Transfer Agent and Registrar and (c) this Amendment shall not be binding on U.S. Bank until the effectiveness of the Instrument on the Closing Date.

[SIGNATURE PAGES FOLLOW]

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Exhibit 10.59

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CARTUS CORPORATION

By: /s/ Eric J. Barnes________________
Name:
Title:

CARTUS FINANCIAL CORPORATION

By: /s/ Eric J. Barnes_______________
Name: Eric J. Barnes
Title: Senior Vice President &
Chief Financial Officer

APPLE RIDGE SERVICES CORPORATION

By: /s/ Eric J. Barnes _______________
Name: Eric J. Barnes
Title: Senior Vice President &
Chief Financial Officer

APPLE RIDGE FUNDING LLC

By: /s/ Eric J. Barnes_______________
Name: Eric J. Barnes
Title: Senior Vice President &
Chief Financial Officer

REALOGY CORPORATION

By: /s/Anthony E. Hull_____________
Name: Anthony E. Hull
Title: EVP, CFO & Treasurer

Exhibit 10.59

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee, Paying Agent, Authentication Agent and Transfer Agent and Registrar

By: /s/Michelle Moeller____________
Name: Michelle Moeller
Title: Vice President

Exhibit 10.59

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent and a Managing Agent

By: /s/ Kostantina Kourmpetis______
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/Vincent Fleury_____________
Name: Vincent Fleury
Title: Managing Director & Global Head

Exhibit 10.59

THE BANK OF NOVA SCOTIA, as a Managing Agent

By: /s/Luke Evans_________________
Name: Luke Evans
Title: Director

Exhibit 10.59

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Managing Agent

By:/s/ Elizabeth Wagner_____________
Name: Elizabeth R. Wagner
Title: Vice President

Exhibit 10.59

BARCLAYS BANK PLC, as a Managing Agent

By: /s/Jamie Pratt________________
Name: Jamie Pratt
Title: Director

Exhibit 10.59

Exhibit A-1

Purchase Agreement
[Attached]

Exhibit 10.59

CONFORMED COPY
AS AMENDED BY:
1. Omnibus Amendment, Agreement and Consent dated December 20, 2004.
2. Second Omnibus Amendment dated January 31, 2005
3. Third Omnibus Amendment, Agreement and Consent dated May 12, 2006
4. Fifth Omnibus Amendment dated April 10, 2007
5. Seventh Omnibus Amendment dated December 14, 2011
PURCHASE AGREEMENT
Dated as of April 25, 2000
by and between
CARTUS CORPORATION
as Originator
and
CARTUS FINANCIAL CORPORATION
as Buyer

Exhibit 10.59

TABLE OF CONTENTS

ARTICLE I
DEFINITIONS

ARTICLE II
SALE AND PURCHASE OF ASSETS
		Page
Section 2.1	Sale and Purchase	1
Section 2.2	Purchases	3
Section 2.3	No Assumption	3
Section 2.4	No Recourse	3
Section 2.5	True Sales	4
Section 2.6	Servicing of Cartus Purchased Assets	4
Section 2.7	Financing Statements	4

ARTICLE III
CALCULATION OF CFC PURCHASE PRICE
Section 3.1	Calculation of the CFC Purchase Price	4

ARTICLE IV
PAYMENT OF CFC PURCHASE PRICE
Section 4.1	CFC Purchase Price Payments	5
Section 4.2	The CFC Subordinated Note	6
Section 4.3	Originator Adjustments	6
Section 4.4	Payments and Computations, Etc.	7

ARTICLE V
CONDITIONS PRECEDENT
Section 5.1	Conditions Precedent to Sales and Purchases	7
Section 5.2	Conditions Precedent to CFC Subordinated Loans	7

ARTICLE VI
REPRESENTATIONS AND WARRANTIES
Section 6.1	Representations and Warranties of the Originator	8
Section 6.2	Representations and Warranties of the Buyer	13

ARTICLE VII
GENERAL COVENANTS
Section 7.1	Affirmative Covenants of the Originator	14
Section 7.2	Reporting Requirements	17
Section 7.3	Negative Covenants of the Originator	19

i

Exhibit 10.59

ii

Exhibit 10.59

APPENDIX

APPENDIX A	Definitions

SCHEDULES

SCHEDULE 2.1	List of Pool Relocation Management Agreements

SCHEDULE 6.1(n)	Principal Place of Business and Chief Executive Office of the Originator and List of Offices Where the Originator Keeps Cartus Records

SCHEDULE 6.1(s)	List of Legal Names for Cartus Corporation

SCHEDULE 11.2	Notice Addresses

EXHIBITS

EXHIBIT 2.1	Form of Notice of Additional Pool Relocation Management Agreements

EXHIBIT 4.2	Form of CFC Subordinated Note

EXHIBIT 6.1(u)	Credit and Collection Policy

EXHIBIT 7.3(j)	Form of Acknowledgment Letter

EXHIBIT C	Forms of Relocation Management Agreements

iii

Exhibit 10.59

PURCHASE AGREEMENT
THIS PURCHASE AGREEMENT (this “Agreement”) dated as of April 25, 2000 made by and between CARTUS CORPORATION, a Delaware corporation, as originator (the “Originator”) and Cartus Financial Corporation, a Delaware corporation, as buyer (the “Buyer”).
WHEREAS, the Originator wishes to sell Receivables and Related Assets that it now owns and Receivables and Related Assets that it from time to time hereafter will own to the Buyer, and the Buyer is willing to purchase such Receivables and Related Assets from the Originator from time to time, on the terms and subject to the conditions contained in this Agreement; and
WHEREAS, the Buyer intends to transfer the Cartus Purchased Assets, together with additional Receivables and Related Assets that the Buyer from time to time hereafter will own, to Apple Ridge Services Corporation (“ARSC”) from and after the Closing Date pursuant to the terms of the Receivables Purchase Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE I

DEFINITIONS
Capitalized terms used and not otherwise defined in this Agreement have the meanings specified in Part A of Appendix A. In addition, this Agreement shall be interpreted in accordance with the conventions set forth in Parts B, C and D of Appendix A.
ARTICLE II

SALE AND PURCHASE OF ASSETS
Section 2.1    Sale and Purchase.
(a)    Agreement. Upon the terms and subject to the conditions hereof, the Buyer agrees to buy, and the Originator agrees to sell, all of the Originator’s right, title and interest in and to the following:
(i)    all Receivables owned by the Originator at the close of business on the Business Day preceding the Closing Date or thereafter created and arising (collectively, the “Originator Receivables”);
(ii)    all Related Property with respect to the Originator Receivables (collectively, the “Originator Related Property”);

1

Exhibit 10.59

(iii)    all Cartus Collections;
(iv)    all proceeds of and earnings on any of the foregoing; and
(v)    all of the right, title and interest, if any, Cartus has in, to or under the CFC Designated Receivables, including all Related Property with respect thereto, rights, if any, to reimbursement of, or interest on, such CFC Designated Receivables and all proceeds thereof;
it being understood and agreed that the Originator does not hereby sell, transfer or convey any of its right, title or interest in any Excluded Assets or Excluded Contracts.
The items listed above in clauses (ii), (iii) and (iv), whenever and wherever arising, are collectively referred to herein as the “Originator Related Assets.” The Originator Receivables and the Originator Related Assets are sometimes collectively referred to herein as the “Originator Assets.”
It is the intent of the parties hereto that Cartus not have any right, title, or interest in, to, or under the CFC Designated Receivables or the other property listed in clause (v) above, and such CFC Designated Receivables and other property is included in the property being sold hereunder solely in case it should be determined, contrary to the intent of the parties hereto, that Cartus does have any right, title, or interest in the CFC Designated Receivables or the other property listed in clause (v) above.
As used herein, “Cartus Receivables” means Originator Receivables that are being Purchased or have been Purchased by the Buyer hereunder; “Cartus Related Property” means Originator Related Property that is being Purchased or has been Purchased by the Buyer hereunder; “Cartus Related Assets” means Originator Related Assets that are being Purchased or have been Purchased by the Buyer hereunder; and “Cartus Purchased Assets” means Originator Assets that are being Purchased or have been Purchased by the Buyer hereunder.
Schedule 2.1 sets forth a list of all Relocation Management Agreements subject to this Agreement (each, a “Pool Relocation Management Agreement”) as of the Closing Date. Each new Relocation Management Agreement that is not an Excluded Contract and that is entered into by the Originator during any month shall be added to the Pool Relocation Management Agreements either on or after the last day of such month or, if applicable, on the date of any interim servicing report by delivering a written notice in the form of Exhibit 2.1 to the Buyer or its designee, whereupon Schedule 2.1 shall be amended by the Originator to add such new Relocation Management Agreement to the list of Pool Relocation Management Agreements set forth therein. A copy of such Exhibit 2.1 appended to the Receivables Activity Report for such month, upon delivery to the Indenture Trustee, shall be sufficient evidence of inclusion. On or prior to the date of the delivery of any such notice, the Originator shall indicate, or cause to be indicated, in its computer files, books and records that the Cartus Receivables and other Cartus Purchased Assets then existing and thereafter created pursuant to or in connection with each such Pool Relocation Management Agreement are being transferred to the Buyer pursuant to this Agreement.
(b)    Treatment of Certain Receivables and Related Assets. It is expressly understood that (i) each Cartus Receivable sold to the Buyer hereunder, together with all Cartus Related Assets then existing or thereafter created and arising with respect thereto, will thereafter be the property of the Buyer (or its assignees), without the necessity of any further purchase or other action by the Buyer (other than satisfaction of the conditions set forth herein) and (ii) the change of a Receivable’s status from that of Unsold Home Receivable to Unbilled Receivable or from Unbilled Receivable to Billed Receivable shall not be deemed the creation of a new Receivable for any purpose.

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Exhibit 10.59

Section 2.2    Purchases. On the Closing Date, the Buyer shall purchase all of the Originator’s right, title and interest in and to all Originator Assets and any property described in clause (v) of Section 2.1(a) existing as of the close of business on the immediately preceding Business Day. On each Business Day thereafter until the Termination Date, the Buyer shall purchase all of the Originator’s right, title and interest in and to all Originator Assets and any property described in clause (v) of Section 2.1(a) existing as of the close of business on the immediately preceding Business Day that were not previously purchased by the Buyer hereunder. Notwithstanding the foregoing, if an Insolvency Proceeding is pending with respect to either the Originator or the Buyer prior to the Termination Date, the Originator shall not sell, and the Buyer shall not buy, any Originator Assets hereunder unless and until such Insolvency Proceeding is dismissed or otherwise terminated.
Section 2.3    No Assumption. The sales and Purchases of Cartus Purchased Assets do not constitute and are not intended to result in a creation or an assumption by the Buyer or its successors and assigns of any obligation of the Originator or any other Person in connection with the Cartus Purchased Assets (other than any such obligations as may arise from the ownership of Cartus Receivables) or under the related Contracts or any other agreement or instrument relating thereto, including without limitation any obligation to any Obligors or Transferred Employees. None of the Servicer, the Buyer or the Buyer’s assignees shall have any obligation or liability to any Obligor, Transferred Employee or other customer or client of the Originator (including without limitation any obligation to perform any of the obligations of the Originator under any Relocation Management Agreement, Cartus Home Purchase Contract, Cartus Related Property or any other agreement), except such obligations as may arise from the ownership of the Cartus Receivables. Except as expressly provided in Section 3.05(k) of the Transfer and Servicing Agreement, no such obligation or liability to any Obligor, Transferred Employee or other customer or client of the Originator is intended to be assumed by the Servicer or its successors and assigns hereunder or under the Transfer and Servicing Agreement, and any such assumption is expressly disclaimed.
Section 2.4    No Recourse. Except as specifically provided in this Agreement, the sale and Purchase of the Cartus Purchased Assets and any interest of Cartus in and to the CFC Designated Receivables and other property described in clause (v) of Section 2.1(a) under this Agreement shall be without recourse to the Originator; provided, however, that the Originator shall be liable to the Buyer for all representations, warranties, covenants and indemnities made by it pursuant to the terms of this Agreement (it being understood that such obligations of the Originator will not arise solely on account of the credit-related inability of an Obligor to pay a Receivable).
Section 2.5    True Sales. The Originator and the Buyer intend the transfers of Cartus Purchased Assets hereunder to be true sales by the Originator to the Buyer that are absolute and irrevocable and to provide the Buyer with the full benefits of ownership of the Cartus Purchased Assets, and neither the Originator nor the Buyer intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Buyer to the Originator, secured by the Cartus Purchased Assets.
Section 2.6    Servicing of Cartus Purchased Assets. Consistent with the Buyer’s ownership of all Cartus Purchased Assets and subject to the terms of the Pool Relocation Management Agreements, as between the parties to this Agreement, the Buyer shall have the sole right to service, administer and collect all Cartus Purchased Assets, to assign such right and to delegate such right to others. In consideration of the Buyer’s purchase of the Cartus Purchased Assets and as more fully set forth in Section 11.12, the Originator hereby acknowledges and agrees that the Buyer intends to assign for the benefit of ARSC and its successors and assigns the rights and interests granted by the Originator to the Buyer hereunder, and agrees to cooperate fully with the Issuer and its successors and assigns in the exercise of such rights.
Section 2.7    Financing Statements. In connection with the transfer described above, the

3

Exhibit 10.59

Originator agrees, at its expense, to record and file financing statements (and continuation statements when applicable) with respect to the Cartus Purchased Assets conveyed by the Originator meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect and maintain the perfection of the transfer and assignment of its interest in the Cartus Purchased Assets to the Buyer, and to deliver a file stamped copy of each such financing statement or other evidence of such filing to the Buyer as soon as practicable after the Closing Date; provided, however, that prior to recordation pursuant to Section 8.3 or the sale of a Cartus Home to an Ultimate Buyer, record title to such Cartus Home may remain in the name of the related Transferred Employee and no recordation in real estate records of the conveyance pursuant to the related Cartus Home Purchase Contract or Cartus Home Sale Contract shall be made except as otherwise required or permitted under Section 2.01(d)(i) of the Transfer and Servicing Agreement.
ARTICLE III

CALCULATION OF CFC PURCHASE PRICE
Section 3.1    Calculation of the CFC Purchase Price.
(a)    Intentionally Omitted
(b)    With respect to the Purchase of any Cartus Purchased Assets by the Buyer from the Originator pursuant to Article II, (i) on the Closing Date, the Buyer shall pay to the Originator a purchase price equal to $654,199,874, and (ii) thereafter the Buyer shall pay to the Originator, as provided in Section 4.1, a purchase price (each such purchase price, the “CFC Purchase Price”) in an amount that the Originator and the Buyer mutually agree is the fair market value of such Cartus Purchased Assets. The sale of the property described in clause (v) of Section 2.1(a) is in consideration of CFC funding the CFC Designated Receivables or the obligation of the Issuer to reimburse the Servicer for advances in respect to such CFC Designated Receivables.
ARTICLE IV

PAYMENT OF CFC PURCHASE PRICE
Section 4.1    CFC Purchase Price Payments. On the terms and subject to the conditions of this Agreement, the Buyer shall pay to the Originator on the Closing Date the CFC Purchase Price for the Cartus Purchased Assets sold on such date, by paying such CFC Purchase Price to the Originator in cash. On each other Business Day in each Monthly Period, on the terms and subject to the conditions of this Agreement, the Buyer shall pay to the Originator in cash an amount mutually agreed upon by the Originator and the Buyer on account of the CFC Purchase Price for the Cartus Purchased Assets purchased by the Buyer during such Monthly Period. Within seven Business Days after the end of each Monthly Period, the Originator shall deliver to the Buyer an accounting with respect to all Purchases of Cartus Purchased Assets that were made during such Monthly Period and the aggregate CFC Purchase Price for all the Cartus Purchased Assets that were purchased by the Buyer during such Monthly Period. If the payments on account of the CFC Purchase Price for such Monthly Period exceed the aggregate CFC Purchase Price set forth in such report minus the aggregate Originator Adjustments for such Monthly Period calculated pursuant to Section 4.3(c), then the Originator shall promptly pay such excess to the Buyer in cash and if

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Exhibit 10.59

the payments on account of the CFC Purchase Price for such Monthly Period are less than the aggregate CFC Purchase Price set forth in such report minus the aggregate Originator Adjustments for such Monthly Period calculated pursuant to Section 4.3(c), then the Buyer shall promptly pay such deficiency to the Originator in cash. The parties recognize and agree that in order to avoid a multiplicity of wires, and the related bank charges, and to simplify the administration of payments, (i) pursuant to the Receivables Purchase Agreement, the Buyer has instructed ARSC to pay to Cartus as the Originator all amounts owing by ARSC to the Buyer on account of the purchase price under the Receivables Purchase Agreement, to the extent necessary to satisfy the obligations of the Buyer to pay the CFC Purchase Price to Cartus as the Originator hereunder, (ii) pursuant to the Transfer and Servicing Agreement, ARSC has instructed the Issuer to pay to the Buyer or its assignee all amounts owing by the Issuer to ARSC on account of the purchase price under the Transfer and Servicing Agreement to the extent necessary to satisfy the obligations of ARSC to pay the purchase price to the Buyer as required by the Receivables Purchase Agreement, and (iii) the result of the foregoing provisions is that the Issuer will make payments directly to Cartus as the Originator, which payments shall constitute payment from the Issuer to ARSC, from ARSC to the Buyer, and from the Buyer to Cartus as the Originator, and the obligations of the Buyer under this Section 4.1 shall be satisfied to the extent of such payments received by Cartus as the Originator.
Section 4.2    The CFC Subordinated Note. On the Closing Date, the Buyer shall deliver to the Originator the CFC Subordinated Note in the form set forth as Exhibit 4.2. Subject to the limitations set forth in the CFC Subordinated Note, the Originator irrevocably agrees to make each advance (each, a “CFC Subordinated Loan”) requested by the Buyer on or prior to the Termination Date for the sole purposes of acquiring CFC Homes pursuant to CFC Home Purchase Contracts (including the making of Equity Payments), making Mortgage Payoffs and Mortgage Payments with respect to CFC Homes and making Seller Adjustments under the Receivables Purchase Agreement. No advance shall be made under the CFC Subordinated Note on any date if the aggregate principal amount outstanding thereunder on such date, after giving effect to such advance, would exceed an amount equal to five times the net worth of the Buyer (such maximum amount required to be advanced at any time, the “CFC Subordinated Note Cap”). The CFC Subordinated Loans shall be evidenced by, and shall be payable as provided in, the CFC Subordinated Note. Notwithstanding any other provision of this Agreement, under no circumstances shall funds borrowed under the CFC Subordinated Note be used for the purpose of paying the CFC Purchase Price for the Cartus Purchased Assets.
Section 4.3    Originator Adjustments.
(a)    With respect to any Cartus Receivable purchased by the Buyer from the Originator, if on any day the Buyer (or its assigns), the Servicer or the Originator determines that (i) such Cartus Receivable (A) was not identified by the Originator in the Daily Originator Report as other than an Eligible Receivable on the Business Day such Cartus Receivable was sold hereunder or (B) was otherwise treated as or represented to be an Eligible Receivable in any Receivables Activity Report, but was not in fact an Eligible Receivable on such date or (ii) any of the representations or warranties set forth in Section 6.1(d) or 6.1(k) was not true when made with respect to such Cartus Receivable or the related Cartus Related Assets (each such Cartus Receivable described in clause (i) or clause (ii), a “Cartus Noncomplying Asset”), then the Originator shall pay the aggregate Unpaid Balance of such Cartus Receivables (such payment, a “Cartus Noncomplying Asset Adjustment”) to the Buyer in accordance with Section 4.3(c).
(b)    If on any day the Unpaid Balance of any Cartus Receivable (i) is reduced as a result of any cash discount or any adjustment by the Originator or any Affiliate of the Originator (other than the Buyer, ARSC or the Issuer), (ii) is subject to reduction on account of any offsetting account payable of the Originator to an Obligor or is reduced or cancelled as a result of a set-off in respect of any claim by, or defense or credit of, the related Obligor against the Originator or any Affiliate of the Originator (other than the Buyer, ARSC or the Issuer) (whether such claim, defense or credit arises out of the same or a related or

5

Exhibit 10.59

an unrelated transaction) or (iii) is reduced on account of the obligation of the Originator to pay to the related Obligor any rebate or refund (each of the reductions and cancellations described above in clauses (i) through (iii), an “Originator Dilution Adjustment”), then the Originator shall pay such Originator Dilution Adjustment to the Buyer in accordance with Section 4.3(c).
(c)    Within seven Business Days after the end of each Monthly Period, the Originator shall pay to the Buyer, in accordance with Section 4.4 and as provided in Section 4.1, an amount (an “Originator Adjustment”) equal to the sum of (A) the aggregate Originator Dilution Adjustments, if any, owing on account of each day during such Monthly Period plus (B) the aggregate Cartus Noncomplying Asset Adjustments, if any, owing on account of each day during such Monthly Period. The Cartus Receivables that gave rise to any Originator Dilution Adjustment and any related Cartus Related Assets shall remain the property of the Buyer. From and after the day on which any Cartus Noncomplying Asset Adjustment is made, any collections received by the Buyer that are identified as proceeds of the Receivables that gave rise to such Cartus Noncomplying Asset Adjustment and any Related Property with respect to such Receivable shall be promptly returned to the Originator.
Section 4.4    Payments and Computations, Etc. All amounts to be paid by the Originator to the Buyer hereunder shall be paid in accordance with the terms hereof no later than 11:00 a.m. (New York time) on the day when due in United States dollars in immediately available funds to an account specified in writing from time to time by the Buyer or its designee. Payments received by the Buyer after such time shall be deemed to have been received on the next Business Day. If any payment becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. The Originator shall pay to the Buyer, on demand, interest on all amounts not paid when due hereunder at a rate equal to the Prime Rate plus 2% per annum; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day). All payments made under this Agreement shall be made without set-off or counterclaim.
ARTICLE V

CONDITIONS PRECEDENT
Section 5.1    Conditions Precedent to Sales and Purchases. No Purchase of Cartus Purchased Assets shall be made hereunder on any date on which the Buyer does not have sufficient funds available to pay the CFC Purchase Price in cash.
Section 5.2    Conditions Precedent to CFC Subordinated Loans. The Originator’s obligation to make each CFC Subordinated Loan under this Agreement shall be subject to the conditions precedent that on the date of such CFC Subordinated Loan:
(a)    the CFC Subordinated Note shall have been duly executed and delivered by the Buyer and shall be in full force and effect;
(b)    no Event of Bankruptcy shall have occurred and be continuing with respect to the Buyer; and

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Exhibit 10.59

(c)    after giving effect to such CFC Subordinated Loan, the aggregate outstanding principal amount of the CFC Subordinated Note shall not exceed the CFC Subordinated Note Cap.
ARTICLE VI

REPRESENTATIONS AND WARRANTIES
Section 6.1    Representations and Warranties of the Originator. In order to induce the Buyer to enter into this Agreement and to make Purchases hereunder, the Originator hereby makes the representations and warranties set forth in this Section 6.1, in each case as of the date hereof, as of the Closing Date, as of the date of each Purchase hereunder and as of any other date specified in such representation and warranty.
(a)    Organization and Good Standing. The Originator is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has full power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted. The Originator had at all relevant times, and now has, all necessary power, authority and legal right to own and sell the Cartus Purchased Assets.
(b)    Due Qualification. The Originator is duly qualified to do business, is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals and in which the failure so to qualify or to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could reasonably be expected to give rise to a Material Adverse Effect.
(c)    Power and Authority: Due Authorization. The Originator (i) has all necessary corporate power and authority (A) to execute and deliver this Agreement, the Contracts and the other Transaction Documents to which it is a party, (B) to perform its obligations under this Agreement, the Contracts and the other Transaction Documents to which it is a party and (C) to sell and assign the Cartus Purchased Assets transferred hereunder on and after such date, on the terms and subject to the conditions herein and therein provided and (ii) has duly authorized by all necessary corporate action such sale and assignment and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Agreement, the Contracts and the other Transaction Documents to which it is a party.
(d)    Valid Sale; Binding Obligations. This Agreement constitutes a valid sale, transfer, set-over and conveyance to the Buyer of all of the Originator’s right, title and interest in, to and under the Cartus Receivables transferred hereunder on such date, which is perfected and of first priority (subject to Permitted Liens and Permitted Exceptions) under the UCC and other applicable law, enforceable against creditors of, and purchasers from, the Originator, free and clear of any Lien (other than Permitted Liens); and this Agreement constitutes, and each other Transaction Document to which the Originator is a party when duly executed and delivered will constitute, a legal, valid and binding obligation of the Originator, enforceable against the Originator in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. The Originator has no right, title or interest in or to any CFC Home, CFC Home Purchase Contract or any Receivable created or arising under any CFC Home Purchase Contract.

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Exhibit 10.59

(e)    No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to be signed by the Originator, and the fulfillment of the terms hereof and thereof, will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under (A) the certificate of incorporation or the by-laws of the Originator or (B) any material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which the Originator is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Lien on any of the Cartus Purchased Assets pursuant to the terms of any such material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument other than this Agreement and the other Transaction Documents or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to the Originator or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Originator, which conflict or violation described in this clause (iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(f)    Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending, or to the best knowledge of the Originator threatened, against the Originator before any court, arbitrator, regulatory body, administrative agency or other tribunal or governmental instrumentality and (ii) the Originator is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of either of the foregoing clauses (i) or (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the sale of any Cartus Purchased Asset by the Originator to the Buyer, the creation of a material amount of Cartus Receivables or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (C) seeks any determination or ruling that, in the reasonable judgment of the Originator, would materially and adversely affect the performance by the Originator of its obligations under this Agreement or any other Transaction Document to which it is a party or the validity or enforceability of this Agreement or any other Transaction Document to which it is a party or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect.
(g)    Governmental Approvals. Except where the failure to obtain or make such authorization, consent, order, approval or action could not reasonably be expected to have a Material Adverse Effect, (i) all authorizations, consents, orders and approvals of, or other actions by, any Governmental Authority that are required to be obtained by the Originator in connection with the conveyance of the Cartus Purchased Assets transferred hereunder on and after such date, or the due execution, delivery and performance by the Originator of this Agreement or any other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Agreement or any other Transaction Documents to which it is a party have been obtained or made and are in full force and effect and (ii) all filings with any Governmental Authority that are required to be obtained in connection with such conveyance and the execution and delivery by the Originator of this Agreement have been made; provided, however, that prior to recordation pursuant to Section 8.3 or the sale of a Home to an Ultimate Buyer, record title to such Home may remain in the name of the related Transferred Employee and no recordation in real estate records of the conveyance pursuant to the related Home Purchase Contract or Home Sale Contract shall be made except as otherwise required or permitted under Section 2.01(d)(i) of the Transfer and Servicing Agreement.
(h)    Margin Regulations. The Originator is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meanings of Regulations T, U and X of the Board of Governors of the Federal Reserve System). The Originator has not taken and will not take any action to cause the use of proceeds of the sales hereunder to violate said Regulations T, U or X.

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Exhibit 10.59

(i)    Taxes. The Originator has filed (or there have been filed on its behalf as a member of a consolidated group) all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing by it, other than any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, would not have a Material Adverse Effect.
(j)    Solvency. After giving effect to the conveyance of Cartus Purchased Assets hereunder on such date, the Originator is solvent and able to pay its debts as they come due and has adequate capital to conduct its business as presently conducted.
(k)    Quality of Title/Valid Transfers.
(i)    Immediately before the Purchase to be made by the Buyer hereunder on such date, each Cartus Purchased Asset to be sold to the Buyer shall be owned by the Originator free and clear of any Lien (other than any Permitted Lien), and the Originator shall have made all filings and shall have taken all other action under applicable law in each relevant jurisdiction in order to protect and perfect the ownership interest of the Buyer and its successors and assigns in such Cartus Purchased Assets against all creditors of, and purchasers from, the Originator (subject to Permitted Exceptions).
(ii)    With respect to each Cartus Receivable transferred hereunder on such date, the Buyer shall acquire a valid and (subject to Permitted Exceptions) perfected ownership interest in such Cartus Receivable and any identifiable proceeds thereof, free and clear of any Lien (other than any Permitted Liens).
(iii)    Immediately prior to the sale of a Cartus Purchased Asset hereunder on such date, no effective financing statement or other instrument similar in effect that covers all or part of any Cartus Purchased Asset or any interest therein is on file in any recording office except such as may be filed (A) in favor of the Originator in accordance with the Pool Relocation Management Agreements, (B) in favor of the Buyer pursuant to this Agreement, (C) in favor of the Buyer’s successors and assigns pursuant to the Receivables Purchase Agreement, the Transfer and Servicing Agreement or the Indenture or otherwise filed by or at the direction of the Buyer’s successors and assigns or (D) to evidence any Mortgage on a Cartus Home created by a Transferred Employee.
(iv)    The CFC Purchase Price constitutes reasonably equivalent value for the Cartus Purchased Assets conveyed in consideration therefor on such date, and no purchase of an interest in such Cartus Purchased Assets by the Buyer from the Originator constitutes a fraudulent transfer or fraudulent conveyance under the United States Bankruptcy Code or applicable state bankruptcy or insolvency laws or is otherwise void or voidable or subject to subordination under similar laws or principles or for any other reason.
(l)    Eligible Receivables. Each Cartus Receivable included in the Cartus Purchased Assets transferred hereunder on such date, unless otherwise identified to the Buyer and its assignees by the Originator in the related Daily Originator Report, is an Eligible Receivable on such date.
(m)    Accuracy of Information. All written information furnished by the Originator to the Buyer or its successors and assigns pursuant to or in connection with any Transaction Document or any

9

Exhibit 10.59

transaction contemplated herein or therein with respect to the Cartus Purchased Assets transferred hereunder on such date is true and correct in all material respects on such date.
(n)    Offices. The principal place of business and chief executive office of the Originator is located, and the offices where the Originator keeps all Cartus Records (and all original documents relating thereto) are located, at the addresses specified in Schedule 6.1(n), except that (i) Home Deeds and related documents necessary to close Cartus Home sale transactions, including powers of attorney, may be held by local attorneys or escrow agents acting on behalf of the Originator in connection with the sale of Cartus Homes to Ultimate Buyers, so long as such local attorneys are notified of the interest of the Buyer and the Buyer’s assignees therein and (ii) Cartus Records relating to any Pool Relocation Management Agreement and the Receivables arising thereunder or in connection therewith may be maintained at the offices of the related Employer.
(o)    Payment Instructions to Obligors. The Originator has instructed (i) all Obligors to remit all payments on the Cartus Purchased Assets directly to one of the Lockboxes or Lockbox Accounts, (ii) all Lockbox Banks to deposit all Cartus Collections remitted to a Lockbox directly to the related Lockbox Account and (iii) all Persons receiving Cartus Home Sale Proceeds to deposit such Cartus Home Sale Proceeds in one of the Lockboxes or Lockbox Accounts within two Business Days after receipt, except to the extent a longer escrow period is required under applicable law, in which case such Cartus Home Sale Proceeds shall be deposited into one of the Lockboxes or Lockbox Accounts within one Business Day after the expiration of such period.
(p)    Investment Company Act. The Originator is not, and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act.
(q)    Accounting for Certain Assets. (i) If the Cartus Receivables sold on such date hereunder had not been sold to the Buyer hereunder, and if interests therein had not been transferred by the Buyer in accordance with the Transaction Documents, all Cartus Receivables would have been and at all times would be represented in the financial statements and records of the Originator as accounts receivable or amounts owed from Obligors in accordance with GAAP consistently applied by the Originator and (ii) in accordance with GAAP consistently applied, upon the sale of any Cartus Home to an Ultimate Buyer, any such obligation relating to any Equity Payment, Mortgage Payoff or Mortgage Payment with respect to such Cartus Home would be reduced by the amount of the cash proceeds of the sale of such Cartus Home (in some cases, net of certain Direct Expenses relating to such Cartus Home).
(r)    ERISA. Each Plan is in compliance with all applicable material provisions of ERISA, and the Originator or the relevant ERISA Affiliate has received a favorable determination letter from the Internal Revenue Service that each Plan intended to be qualified under Section 401(a) of the Code is so qualified. No Plan has incurred an “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived. Neither the Originator nor any ERISA Affiliate (i) has incurred or expects to incur any liability under Title IV of ERISA with respect to any Plan that could give rise to a lien in favor of the PBGC other than liability for the payment of premiums, all of which have been timely paid when due in accordance with Section 4007 of ERISA, (ii) has incurred or expects to incur any withdrawal liability within the meaning of Section 4201 of ERISA, (iii) is subject to any lien under Section 412(n) of the Code or Sections 302(f) or 4068 of ERISA or arising out of any action brought under Sections 4070 or 4301 of ERISA or (iv) is required to provide security to a Plan under Section 401(a)(29) of the Code. The PBGC has not instituted proceedings to terminate any Plan or to appoint a trustee or administrator of any such Plan, and no circumstances exist that constitute grounds under Section 4042 of ERISA to commence any such proceedings.

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Exhibit 10.59

(s)    Legal Names. Except as described in Schedule 6.1(s), since January 1, 1995, the Originator (i) has not been known by any legal name other than its corporate name as of the date hereof, except as otherwise permitted pursuant to Section 7.3(d), (ii) has not been the subject of any merger or other corporate reorganization that resulted in a change of name, identity or corporate structure and (iii) has not used any trade names other than its actual corporate name.
(t)    Compliance with Applicable Laws. The Originator is in compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (federal, state, local or foreign, including without limitation Environmental Laws), a violation of any of which, individually or in the aggregate for all such violations, is reasonably likely to have a Material Adverse Effect.
(u)    Credit and Collection Policy. The copy of the Credit and Collection Policy of the Originator attached as Exhibit 6.1(u) to this Agreement is a true and complete copy thereof. As of the date each Cartus Purchased Asset is transferred hereunder, the Originator has complied in all applicable material respects with the Credit and Collection Policy with respect to such Cartus Purchased Asset transferred on such date and the related Contract. There has been no change to the Credit and Collection Policy that would be reasonably likely to adversely affect the collectibility of any material portion of the Cartus Receivables or other Cartus Purchased Assets or to decrease the credit quality of any newly created Cartus Receivables or other Cartus Purchased Assets.
(v)    Environmental. On such date, to the best knowledge of the Originator, (i) there are no (A) pending or threatened claims, complaints, notices or requests for information received by the Originator with respect to any alleged violation of any Environmental Law in connection with any Cartus Home relating to any Cartus Receivable transferred hereunder on such date or (B) pending or threatened claims, complaints, notices or requests for information received by the Originator regarding potential liability under any Environmental Law in connection with any Cartus Home relating to any Cartus Receivable transferred hereunder on such date and (ii) the Originator is in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters, if any, that are required to be held by it under applicable law in connection with any Cartus Homes relating to any Cartus Receivable transferred hereunder on such date, other than those that, in the case of either clause (i) or (ii), singly or in the aggregate, are not reasonably likely to have a Material Adverse Effect.
(w)    Pool Relocation Management Agreements. The Pool Relocation Management Agreements include all Relocation Management Agreements to which the Originator is a party except for Excluded Contracts.
(x)    Indebtedness for Borrowed Money. As of the Closing Date, the Originator has no Indebtedness for Borrowed Money.
Section 6.2    Representations and Warranties of the Buyer. The Buyer hereby represents and warrants, on and as of the date hereof and on and as of the Closing Date, that (a) this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the Buyer’s valid, binding and legally enforceable obligation, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, (b) the execution, delivery and performance of this Agreement does not violate any federal, state, local or foreign law applicable to the Buyer or any agreement to which the Buyer is a party and (c) all of the outstanding capital stock of the Buyer is directly or indirectly owned by the Originator, and all such capital stock is fully paid and nonassessable.

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Exhibit 10.59

ARTICLE VII

GENERAL COVENANTS
Section 7.1    Affirmative Covenants of the Originator. From the Closing Date until the termination of this Agreement in accordance with Section 11.4, the Originator hereby agrees that it will perform the covenants and agreements set forth in this Section 7.1.
(a)    Compliance with Laws, Etc. The Originator will comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including without limitation those relating to the Cartus Receivables, Cartus Home Purchase Contracts, Cartus Related Assets and all Environmental Laws affecting any Cartus Home), in each case to the extent that any such failure to comply, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(b)    Preservation of Corporate Existence. The Originator (i) will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation (other than any change in corporate status by reason of a merger or consolidation permitted by Section 7.3(c)) and (ii) will qualify and remain qualified in good standing as a foreign corporation in each jurisdiction in which the failure to preserve and maintain such qualification as a foreign corporation could reasonably be expected to have a Material Adverse Effect.
(c)    Keeping of Records and Books of Account. The Originator will maintain and implement administrative and operating procedures (including without limitation an ability to recreate records evidencing the Cartus Purchased Assets in the event of the destruction of the originals thereof) and will keep and maintain all documents, books, records and other information that are necessary or advisable, in the reasonable determination of the Buyer, for the collection of all amounts due under any or all Cartus Purchased Assets. Upon the reasonable request of the Buyer or its assignees made at any time after the occurrence and continuance of an Unmatured Servicer Default or a Servicer Default, the Originator will deliver copies of all Cartus Records maintained pursuant to this Section 7.1(c) to the Buyer or its designee. The Originator will maintain at all times accurate and complete books, records and accounts relating to the Cartus Purchased Assets and all Cartus Collections, in which timely entries will be made. The Originator’s master data processing records will be marked to indicate the sales of all Cartus Purchased Assets to the Buyer hereunder and will include without limitation all payments received and all credits and extensions granted with respect to the Cartus Purchased Assets.
(d)    Location of Records and Offices. The Originator will keep its principal place of business and chief executive office and the offices where it keeps all Cartus Records (and all original documents relating thereto other than those Cartus Records that are maintained with local attorneys or escrow agents or at the offices of the relevant Employer as described in Section 6.1(n)) at the addresses specified in Schedule 6.1(n) or, upon not less than 30 days’ prior written notice given by the Originator to the Buyer and its assignees, at such other locations in jurisdictions in the United States of America where all action required by Section 8.3 has been taken and completed.
(e)    Separate Corporate Existence of the Buyer. The Originator hereby acknowledges that the parties to the Transaction Documents are entering into the transactions contemplated by the Transaction Documents in reliance on the Buyer’s identity as a legal entity separate from the Originator and the other Cartus Persons. From and after the date hereof until the Final Payout Date, the Originator will, and will cause each other Cartus Person to, take such actions on the part of the Originator or such Cartus Person as shall be required in order that:

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Exhibit 10.59

(i)    The Buyer’s operating expenses will not be paid by any Cartus Person, except that certain organizational expenses of the Buyer and expenses relating to creation and initial implementation of the Transaction Documents have been or will be paid by the Originator;
(ii)    Any financial statements of any Cartus Person that are consolidated to include the Buyer will contain appropriate footnotes clearly stating that (A) all of the Buyer’s assets are owned by the Buyer and (B) the Buyer is a separate corporate entity with its own separate creditors that will be entitled to be satisfied out of the Buyer’s assets prior to any value in the Buyer becoming available to the Buyer’s equity holders;
(iii)    Any transaction between the Buyer and a Cartus Person will be fair and equitable to the Buyer, will be the type of transaction that would be entered into by a prudent Person in the position of the Buyer with a Cartus Person and will be on terms that are at least as favorable as may be obtained from a Person that is not a Cartus Person; and
(iv)    No Cartus Person will be, or will hold itself out to be, responsible for the debts of the Buyer.
(f)    Payment Instruction to Obligors. The Originator will (i) instruct all Obligors to submit all payments on the Cartus Purchased Assets either (A) to one of the Lockboxes maintained at the Lockbox Banks for deposit in a Lockbox Account or (B) directly to one of the Lockbox Accounts and (ii) instruct all Persons receiving Home Sale Proceeds to deposit such Home Sale Proceeds in one of the Lockboxes or Lockbox Accounts within two Business Days after such receipt, except to the extent a longer escrow period is required under applicable law, in which case such Home Sale Proceeds will be deposited into one of the Lockboxes or Lockbox Accounts within one Business Day after the expiration of such period. The Originator will direct all Obligors with respect to receivables and related assets that are not Cartus Receivables or CFC Receivables to deposit all collections in respect of such receivables and related assets in an account that is not a Lockbox or Lockbox Account and will take such other steps as the Buyer reasonably may request to ensure that all collections on such receivables and related assets will be segregated from Cartus Collections and CFC Collections.
(g)    Segregation of Collections. The Originator will use reasonable efforts to minimize the deposit of any funds other than Cartus Collections or CFC Collections into any of the Lockbox Accounts and, to the extent that any such funds are deposited into any of such Lockbox Accounts, promptly will identify any such funds or will cause such funds to be so identified to the Servicer, it being understood and agreed that the Originator does not hereby assume any affirmative duty to re-direct Obligors to remit funds to alternate locations.
(h)    Identification of Eligible Receivables. The Originator will (i) establish and maintain necessary procedures for determining whether each Cartus Receivable, as of the date it is sold hereunder, qualifies as an Eligible Receivable, and for identifying all Cartus Receivables sold to the Buyer that are not Eligible Receivables on the date sold and (ii) will provide to the Servicer in a timely manner (i.e., no less frequently than the date on which the Servicer needs such information to prepare its next Receivables Activity Report) information that shows whether, and to what extent, the Cartus Receivables sold to the Buyer hereunder were not Eligible Receivables on the date sold.
(i)    Payment of Taxes. The Originator will file (or there will be filed on its behalf as a member of a consolidated group) all tax returns and reports required by law to be filed by it and will pay all taxes, assessments and governmental charges thereby shown to be owing by it, except for any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for

13

Exhibit 10.59

which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, would not have a Material Adverse Effect.
(j)    Accounting for Certain Assets. To the extent permitted by applicable law and GAAP and subject to the consolidated financial reporting principles applicable to the Originator, the Originator will (i) prepare all financial statements that account for the transactions contemplated hereby as a sale of the Cartus Purchased Assets by the Originator to the Buyer and, in all other respects, will account for and treat the transactions contemplated hereby (including but not limited to accounting and (to the extent taxes are not consolidated) for tax reporting purposes) as a sale of the Cartus Purchased Assets by the Originator to the Buyer and (ii) maintain and prepare its financial statements and records in accordance with GAAP, applied in accordance with the representation contained in Section 6.1(q).
(k)    Receivables Reviews. Upon reasonable prior notice, the Originator will permit the Buyer or its assignees (or other Persons designated by the Buyer from time to time) or their agents or representatives (including without limitation certified public accountants or other auditors), at the expense of the Originator and during regular business hours, (i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all Cartus Records in the possession or under the control of the Originator, including without limitation the related Contracts, invoices and other documents related thereto and (ii) to visit the offices and properties of the Originator for the purpose of examining any materials described in the preceding clause (i) and to discuss matters relating to the Cartus Receivables or the other Cartus Purchased Assets or the performance by the Originator of its obligations under any Transaction Document to which it is a party with any Authorized Officers of the Originator having knowledge of such matters or with the Originator’s certified public accountants or other auditors; provided, however, that all such reviews will occur no more frequently than twice per year (with only the first such review in any year being at the Originator’s expense) unless (i) Cartus is the Servicer and a Servicer Default has occurred and is continuing or (ii) the Buyer or its successor or assignee has given advance written notice to the Originator that it believes the composition and/or performance of the Cartus Purchased Assets have deteriorated in a manner materially adverse to the interests of the Buyer or its assignees.
(l)    Computer Software, Hardware and Services. The Originator will provide the Buyer and its assignees with such licenses, sublicenses and/or assignments of contracts as the Servicer, the Buyer or the Buyer’s assignees require with respect to all services and computer hardware or software that relate to the servicing of the Cartus Receivables or the other Cartus Purchased Assets; provided, however, that with respect to any computer software licensed from a third party, the Originator will be required to provide such licenses, sublicenses and/or assignments of such software only to the extent that provision of the same would not violate the terms of any contracts of the Originator with such third party.
(m)    Environmental Claims. The Originator will use commercially reasonable efforts to promptly cure and have dismissed with prejudice to the satisfaction of the Buyer any actions and any proceedings relating to compliance with Environmental Laws relating to any Cartus Home, but only to the extent that the conditions that gave rise to such proceedings were in existence as of the date on which the Buyer acquired the related Cartus Receivable.
(n)    Turnover of Collections. If the Originator or any of its agents or representatives at any time receives any cash, checks or other instruments constituting Cartus Collections or CFC Collections, such recipient will segregate and hold such payments in trust for, and in a manner acceptable to, the Servicer and will, promptly upon receipt (and in any event within one Business Day following receipt) remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Lockbox Account.

14

Exhibit 10.59

(o)    Performance and Compliance by Originator with Relocation Management Agreements. The Originator will, at its expense, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Pool Relocation Management Agreements, the Cartus Home Purchase Contracts and other Contracts related to the Cartus Purchased Assets.
(p)    Compliance with Credit and Collection Policy. The Originator will comply in all applicable material respects with the Credit and Collection Policy with respect to each Cartus Purchased Asset and will not take any action in violation of the Credit and Collection Policy with respect to any other ARSC Purchased Asset.
Section 7.2    Reporting Requirements. From the Closing Date until the termination of this Agreement in accordance with Section 11.4, the Originator agrees that it will furnish to the Buyer or its assignees:
(a)    Annual Financial Statements. As soon as available and in any event within 95 days after the end of each fiscal year of the Performance Guarantor and the Originator, as applicable, copies of (i) the consolidated balance sheet of the Performance Guarantor and its consolidated subsidiaries as at the end of such fiscal year and the related statements of earnings and cash flows and stockholders’ equity of the Performance Guarantor and its consolidated subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and prepared in accordance with GAAP applied consistently throughout the periods reflected therein, certified by Deloitte & Touche (or such other independent certified public accountants of nationally recognized standing in the United States of America as shall be selected by the Performance Guarantor) and (ii) copies of the statements of earnings of the Originator on a consolidated basis for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and certified by the chief financial officer, chief accounting officer or controller of the Originator (it being understood and agreed that such statements of earnings will be prepared in accordance with the Originator’s customary management accounting practices as in effect on the date hereof and need not be prepared in accordance with GAAP);
(b)    Material Adverse Effect. Promptly and in any event within two Business Days after the president, chief financial officer, controller or treasurer of the Originator has actual knowledge thereof, written notice that describes in reasonable detail any event or occurrence with respect to Cartus that, individually or in the aggregate for all such events or occurrences, has had, or that such Authorized Officer in its reasonable good faith judgment determines could reasonably be expected to have, a Material Adverse Effect (as defined in the Indenture);
(c)    Proceedings. Promptly and in any event within five Business Days after an Authorized Officer of the Originator has knowledge thereof, written notice of (i) any litigation, investigation or proceeding of the type described in Section 6.1(f) not previously disclosed to the Buyer, (ii) any material adverse development that has occurred with respect to any such previously disclosed litigation, investigation or proceeding or (iii) any CFC Purchase Termination Event or event which, with the giving of notice or passage of time or both, would constitute a CFC Purchase Termination Event;
(d)    ERISA Event. (i) As soon as possible and in any event within 30 days after the Originator or any ERISA Affiliate knows or has reason to know that a “reportable event” (as defined in Section 4043 of ERISA) has occurred with respect to any Plan, a statement of an Authorized Officer of the Originator setting forth details as to such reportable event and the action that the Originator or an ERISA Affiliate proposes to take with respect thereto, together with a copy of the notice of such reportable event, if any, given to the PBGC, the Internal Revenue Service or the Department of Labor; (ii) promptly and in any

15

Exhibit 10.59

event within 10 Business Days after receipt thereof, a copy of any notice the Originator or any ERISA Affiliate receives from the PBGC relating to the intention of the PBGC to terminate any Plan or to appoint a trustee to administer any such Plan; (iii) promptly and in any event within 10 Business Days after a filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a statement of the chief financial officer of the Originator setting forth details as to such failure and the action that the Originator or an ERISA Affiliate proposes to take with respect thereto, together with a copy of such notice given to the PBGC; and (iv) promptly and in any event within 30 Business Days after receipt thereof by the Originator or any ERISA Affiliate from the sponsor of a multiemployer plan (as defined in Section 3(37) of ERISA), a copy of each notice received by the Originator or any ERISA Affiliate concerning the imposition of withdrawal liability or a determination that a multiemployer plan is, or is expected to be, terminated or reorganized;
(e)    Environmental Claims. Promptly and in any event within five Business Days after receipt thereof, notice and copies of all written claims, complaints, notices, actions, proceedings, requests for information or inquiries relating to the condition of any Cartus Homes or compliance with Environmental Laws relating to the Cartus Homes, other than those received in the ordinary course of business and that, singly or in the aggregate, do not represent events or conditions that would cause the representation set forth in Section 6.1(v) to be incorrect; and
(f)    Other. Promptly, from time to time, such other information, documents, records or reports with respect to the Cartus Purchased Assets or the condition or operations, financial or otherwise, of the Originator as the Buyer or its assignees may from time to time reasonably request in order to protect the interests of the Buyer or such assignees under or as contemplated by this Agreement and the other Transaction Documents, including timely delivery of all such information required under any Enhancement Agreement.
Section 7.3    Negative Covenants of the Originator. From the Closing Date until the termination of this Agreement in accordance with Section 11.4, the Originator agrees that it will not:
(a)    Sales, Liens, Etc. Sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens) of anyone claiming by or through it on or with respect to, any ARSC Purchased Asset or Excluded Asset or any interest therein or any Lockbox or Lockbox Account, other than (i) sales of Cartus Purchased Assets pursuant to this Agreement, (ii) sales of Cartus Homes in accordance with the applicable Contracts and (iii) transfers of Excluded Assets where the transferee has executed and delivered to the Indenture Trustee an Acknowledgement Letter;
(b)    Change in Business or Credit and Collection Policy. (i) Make any material change in the Credit and Collection Policy or (ii) make any material change in the character of its employee relocation business or engage in any business unrelated to such business as currently conducted that, in either case, individually or in the aggregate with all other such changes, would be reasonably likely to have a material adverse effect on the composition or performance of the Cartus Purchased Assets;
(c)    No Mergers, Etc. Consolidate with or merge with or into any other Person or convey, transfer or sell all or substantially all of its properties and assets to any Person, unless:
(i)    (A) the Originator is the surviving entity thereof or, if the Originator is not the surviving entity thereof, (x) the Person formed by such consolidation or into which the Originator is merged or the Person that acquires by conveyance, transfer or sale all or substantially all of the properties and assets of the Originator (any such Person, the “Surviving Entity”) is an entity organized and existing under the laws of the United States of America or any State thereof,

16

Exhibit 10.59

(y) such Surviving Entity expressly assumes, by an agreement supplemental hereto in form and substance satisfactory to the Buyer and its assignees, performance of every covenant and obligation of the Originator hereunder and under the other Transaction Documents to which the Originator is a party and (z) such Surviving Entity delivers to the Buyer and its assignees an opinion of counsel that such Surviving Entity is duly organized and validly existing under the laws of its organization, has duly executed and delivered such supplemental agreement, and such supplemental agreement is a valid and binding obligation of such Surviving Entity, enforceable against such Surviving Entity in accordance with its terms (subject to customary exceptions relating to bankruptcy and equitable principles) and covering such other matters as the Buyer or its assignees may reasonably request;
(ii)    all actions necessary to maintain the perfection of the security interests or ownership interests of the Buyer in the Cartus Purchased Assets in connection with such consolidation, merger, conveyance or transfer have been taken, as evidenced by an opinion of counsel reasonably satisfactory to the Buyer and its assignees;
(iii)    so long as the Originator is the Servicer, no Servicer Default or Unmatured Servicer Default is then occurring or would result from such merger, consolidation, conveyance or transfer; and
(iv)    any necessary consents of each applicable Series Enhancer have been obtained.
(d)    Change in Name. Change its corporate name or the name under or by which it conducts its core relocation business or the jurisdiction in which it is incorporated unless the Originator has given the Buyer and its assignees and each rating agency then rating any Series of Notes at least 30 days’ prior written notice thereof and unless, prior to any such change in name or jurisdiction of incorporation, the Originator has taken and completed all action required by Section 8.3;
(e)    Home Deeds. Record any Home Deeds with respect to any Homes except at the direction of the Buyer or its assignees or as permitted by Section 8.3 hereof or by Section 2.01(d)(i) of the Transfer and Servicing Agreement; and
(f)    Termination of Relocation Management Agreements. Terminate any Pool Relocation Management Agreement, Cartus Home Purchase Contract, Cartus Home Sale Contract or Cartus Equity Advance Agreement except in accordance with the Credit and Collection Policy.
(g)    Extension or Amendment. Extend, amend or otherwise modify the terms of any Receivable included in the ARSC Purchased Assets, or amend, modify or waive any material term or condition related thereto, except in accordance with Section 3.10 of the Transfer and Servicing Agreement.
(h)    Change in Payment Instruction to Obligors. Make any change in its instructions to Obligors or other Persons regarding payments to be made to the Originator or payments to be made to any Lockbox Account (except for a change in instructions solely for the purpose of directing such Obligors or other Persons to make such payments to another existing Lockbox Account), unless (i) the Indenture Trustee has received copies of a Lockbox Agreement with each new Lockbox Bank duly executed by the Originator, the Buyer, the Issuer, the Indenture Trustee and such Lockbox Bank and (ii) in the case of any termination, the Buyer or its successors and assigns have received evidence to their satisfaction that the Obligors that were making payments into a terminated Lockbox Account have been instructed in writing to make payments into another Lockbox Account then in use.

17

Exhibit 10.59

(i)    Home Purchase Contracts. Purchase any Home or make any Equity Payments, Mortgage Payoffs, or Mortgage Payments on or after the Closing Date other than Equity Payments, Mortgage Payoffs and Mortgage Payments with respect to Cartus Homes.
(j)    Indebtedness for Borrowed Money. Create, incur, guarantee or permit to exist any Indebtedness for Borrowed Money, except for (A) any such Indebtedness owed on an intercompany basis to the Performance Guarantor or any Affiliate thereof and (B) any such Indebtedness the terms of which include acknowledgment provisions in substantially the form of Exhibit 7.3(j) hereto.
Section 7.4    Affirmative Covenants of the Buyer. From the Closing Date until the termination of this Agreement in accordance with Section 11.4, the Buyer hereby agrees that it will perform the covenants and agreements set forth in this Section 7.4.
(a)    The Buyer hereby acknowledges that the parties to the Transaction Documents are entering into the transactions contemplated by the Transaction Documents in reliance upon the Buyer’s identity as a legal entity separate from the Originator and the other Cartus Persons. From and after the date hereof until one year and one day after the Final Payout Date, the Buyer will take such actions as shall be required in order that:
(i)    The Buyer will conduct its business in office space allocated to it and for which it pays an appropriate rent and overhead allocation;
(ii)    The Buyer will maintain corporate records and books of account separate from those of each Cartus Person and telephone numbers and stationery that are separate and distinct from those of each Cartus Person;
(iii)    The Buyer’s assets will be maintained in a manner that facilitates their identification and segregation from those of any Cartus Person;
(iv)    The Buyer will strictly observe corporate formalities in its dealings with the public and with each Cartus Person, and funds or other assets of the Buyer will not be commingled with those of any Cartus Person, except as expressly permitted by the Transaction Documents. The Buyer will at all times, in its dealings with the public and with each Cartus Person, hold itself out and conduct itself as a legal entity separate and distinct from each Cartus Person. The Buyer will not maintain joint bank accounts or other depository accounts to which any Cartus Person (other than the Originator in its capacity as Servicer under the Transfer and Servicing Agreement) has independent access;
(v)    The duly elected board of directors of the Buyer and duly appointed officers of the Buyer will at all times have sole authority to control decisions and actions with respect to the daily business affairs of the Buyer;
(vi)    Not less than one member of the Buyer’s board of directors will be an Independent Director. The Buyer will observe those provisions in its certificate of incorporation that provide that the Buyer’s board of directors will not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Buyer unless the Independent Director and all other members of the Buyer’s board of directors unanimously approve the taking of such action in writing prior to the taking of such action;

18

Exhibit 10.59

(vii)    The Buyer will compensate each of its employees, consultants and agents from the Buyer’s own funds for services provided to the Buyer;
(viii)    The Buyer will not hold itself out to be responsible for the debts of any Cartus Person; and
(ix)    The Buyer will take all actions necessary on its part to be taken in order to ensure that the facts and assumptions relating to the Buyer set forth in the opinions of Orrick, Herrington & Sutcliffe LLP dated as of December 16, 2011 relating to true sale matters with respect to the Purchase of the Cartus Purchased Assets hereunder and substantive consolidation matters with respect to the Originator and the Buyer will be true and correct at all times.
(b)    The Buyer assumes no obligations of the Originator under the Pool Relocation Management Agreements with respect to any Cartus Home Purchase Contracts, including without limitation the obligations of the Originator to make Equity Payments, Mortgage Payoffs and Mortgage Payments with respect to Cartus Homes. The Buyer will enter into all Home Purchase Contracts under the Pool Relocation Management Agreements in its own name and will make all Equity Payments, Mortgage Payoffs and Mortgage Payments from and after the Closing Date other than Equity Payments, Mortgage Payoffs and Mortgage Payments with respect to Cartus Homes.
ARTICLE VIII

ADDITIONAL RIGHTS AND OBLIGATIONS IN
RESPECT OF THE CARTUS PURCHASED ASSETS
Section 8.1    Rights of the Buyer.
(a)    Subject to Section 8.4(b), the Originator hereby authorizes the Buyer and its assignees and designees to take any and all steps in the Originator’s name and on behalf of the Originator that the Buyer, the Servicer and/or their respective designees determine are reasonably necessary or appropriate to collect all amounts due under any and all Cartus Purchased Assets, including without limitation endorsing the name of the Originator on checks and other instruments representing Cartus Collections and enforcing such Cartus Purchased Assets.
(b)    The Buyer shall have no obligation to account for, to replace, to substitute or to return any Cartus Purchased Asset to the Originator, except as provided in Section 4.3(c).
(c)    The Buyer shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the Cartus Purchased Assets and all of the Buyer’s right, title and interest in, to and under this Agreement on whatever terms the Buyer determines, pursuant to the Receivables Purchase Agreement or otherwise.
(d)    As between the Originator and the Buyer, the Buyer shall have the sole right to retain any gains or profits created by buying, selling or holding the Cartus Purchased Assets.
Section 8.2    Responsibilities of the Originator. Anything herein to the contrary notwithstanding:

19

Exhibit 10.59

(a)    The Originator agrees to deliver directly to the Servicer (for the Buyer’s account), within one Business Day after receipt thereof, any Cartus Collections or CFC Collections that it receives, in the form so received, and agrees that all such Cartus Collections and CFC Collections will be deemed to be received in trust for the Buyer and its assignees and will be maintained and segregated separate and apart from all other funds and moneys of the Originator until delivery of such Cartus Collections and CFC Collections to the Servicer; and
(b)    The Originator hereby grants to the Buyer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Originator or transmitted or received by the Buyer (whether or not from the Originator) in connection with any Cartus Purchased Asset (which power of attorney may be exercised by the Buyer’s successors and assigns in accordance with Section 8.4 and Section 11.12(b)).
(c)    The Originator shall perform all of its obligations hereunder and under the Pool Relocation Management Agreements and other Contracts related to the Cartus Purchased Assets to which it is a party (other than those obligations undertaken by the Buyer as provided in Section 7.4(b)) to the same extent as if such Cartus Purchased Assets had not been sold hereunder, and the exercise by the Buyer or its designee or assignee of the Buyer’s rights hereunder or in connection herewith shall not relieve the Originator from any of its obligations under any such Pool Relocation Management Agreements or Contracts related to the Cartus Purchased Assets to which it is a party. Notwithstanding the foregoing, the Originator acknowledges that the Buyer or its designees are entitled to perform such obligations to the extent permitted under the Transaction Documents.
Section 8.3    Further Action Evidencing Purchases. The Originator agrees that from time to time, at its expense and upon reasonable request, it will promptly execute and deliver all further instruments and documents and take all further action as is reasonably necessary to perfect, protect or more fully evidence the Purchase of the Cartus Purchased Assets by the Buyer hereunder, or to enable the Buyer or its assignees to exercise or enforce any of its rights hereunder or under any other Transaction Document to which the Originator is a party; provided, however, that the Originator will not file or record any Home Deeds except (i) in its capacity as the Servicer pursuant to the Transfer and Servicing Agreement and in accordance with the terms thereof and (ii) at any time, to the extent such recordation is required by local law, regulation or custom. No Home Deeds or Home Purchase Contracts may be recorded in the name of the Originator other than Home Deeds relating to Cartus Homes and Cartus Home Purchase Contracts. Without limiting the generality of the foregoing, the Originator shall:
(a)    upon the Buyer’s request, execute and file such financing or continuation statements or amendments thereto or assignments thereof and such other instruments or notices as the Buyer or its assignees may reasonably determine to be necessary or appropriate; and
(b)    mark the master data processing records evidencing the Cartus Purchased Assets and, if requested by the Buyer or its assignees, legend the related Pool Relocation Management Agreements and Cartus Home Purchase Contracts to reflect the sale of the Cartus Purchased Assets to the Buyer pursuant to this Agreement.
The Originator hereby authorizes the Buyer and its assignees to file one or more financing or continuation statements and amendments thereto and assignments thereof with respect to all or any of the Cartus Purchased Assets, in each case whether now existing or hereafter generated by the Originator. If (i) the Originator fails to perform any of its agreements or obligations under this Agreement and does not remedy such failure within the applicable cure period, if any, and (ii) the Buyer or its assignees in good faith

20

Exhibit 10.59

reasonably believes that the performance of such agreements and obligations is necessary or appropriate to protect the interests of the Buyer or its assignees under this Agreement, then the Buyer or its assignees may (but shall not be required to) perform or cause performance of such agreement or obligation, and the reasonable expenses of the Buyer or its assignees incurred in connection with such performance shall be payable by the Originator as provided in Section 10.1.
Section 8.4    Cartus Collections; Rights of the Buyer and its Assignees.
At any time following the designation of a Servicer other than the Originator pursuant to the Transfer and Servicing Agreement:
(a)    The Buyer or its assignees may direct the Obligors of Cartus Receivables, or any of them, to pay all amounts payable under any Cartus Receivable directly to the Buyer or its assignees;
(b)    At the request of the Buyer or its assignees and at the Originator’s expense, the Originator shall give notice of such ownership to each said Obligor and direct that payments be made directly to the Buyer or its assignees;
(c)    At the request of the Buyer or its assignees and at the Originator’s expense, the Originator shall (A) assemble all of the Cartus Records, to the extent such Cartus Records are in its possession, and make the same available at a place selected by the Buyer or its successors and assigns, or instruct any escrow agents holding any such documents, instruments and other records on its behalf to make the same available and (B) segregate all cash, checks and other instruments received by it from time to time constituting Cartus Collections or CFC Collections in a manner reasonably acceptable to the Buyer or its assignees and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Buyer or its assignees; and
(d)    The Originator hereby authorizes the Buyer or its assignees to take any and all steps in the Originator’s name and on behalf of the Originator that are necessary or desirable, in the reasonable determination of the Buyer or its assignees, to collect all amounts due under any and all Cartus Purchased Assets, including without limitation endorsing the Originator’s name on checks and other instruments representing Cartus Collections and enforcing the Cartus Purchased Assets.
ARTICLE IX

TERMINATION
Section 9.1    CFC Purchase Termination Events. The following events shall be “CFC Purchase Termination Events”:
(a)    The occurrence of an Event of Default or an Amortization Event with respect to all outstanding Series of Notes; or
(b)    Any representation or warranty made by the Originator under any of the Transaction Documents, any Receivables Activity Report or other information or report delivered by the Originator (including in its capacity as Servicer) with respect to the Originator or the Cartus

21

Exhibit 10.59

Purchased Assets shall prove to have been untrue or incorrect in any material respect when made or deemed to have been made, and such failure could be reasonably expected to have a Material Adverse Effect and such occurrence remains unremedied for 30 days; provided, however, that any such incorrect representation relating to a Cartus Receivable with respect to which the Originator has made a Cartus Noncomplying Asset Adjustment pursuant to Section 4.3(a) shall not constitute a CFC Purchase Termination Event; or
(c)    (i) The Originator shall fail to perform or observe, as and when required, any term, covenant or agreement contained in this Agreement or any of the other Transaction Documents to which it is a party or any Contract required on its part to be performed or observed, and such failure shall remain unremedied for: (A) in the case of a failure to deliver any Daily Originator Report pursuant to Section 3.1(a), ten calendar days (provided, however, that such ten-day period may be extended for an additional three days if such failure to deliver a Daily Originator Report is due to computer failure); (B) in the case of a failure to provide payment instructions to Obligors pursuant to Section 7.1(f), a failure to segregate Cartus Collections or CFC Collections pursuant to Section 7.1(g), a failure to provide records pursuant to Section 7.1(k), a failure to provide required notices pursuant to Section 7.2(c), a failure to provide any required monthly report or a breach of any of the negative covenants of the Originator set forth in Section 7.3, ten calendar days; or (C) in the case of any other failure to perform or observe, as and when required, any term, covenant or agreement, which failure could be reasonably expected to have a Material Adverse Effect, 30 days or (ii) the Performance Guarantor shall fail to make any required payment under its Performance Guaranty and such failure shall remain unremedied for one Business Day or (iii) the Performance Guarantor shall otherwise fail to perform under its Performance Guaranty; or
(d)    An Event of Bankruptcy shall have occurred with respect to the Originator or the Performance Guarantor; or
(e)    The representation and warranty in Section 6.1(k) shall not be true at any time with respect to a substantial portion of the Cartus Purchased Assets; or
(f)    Either (i) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Internal Revenue Code with respect to any of the Cartus Receivables or the Cartus Related Assets and such Lien shall not have been released within five days or, if released, proved to the satisfaction of the rating agencies then rating each Series of Notes or (ii) the PBGC shall file, or shall indicate its intention to file, notice of a Lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with respect to any of the Cartus Receivables or the Cartus Related Assets; or
(g)    This Agreement or the Performance Guaranty shall cease to be in full force and effect for any reason other than in accordance with its terms; or
(h)    An ARSC Purchase Termination Event or Transfer Termination Event shall have occurred.
If a CFC Purchase Termination Event occurs, the Originator shall promptly give notice to the Buyer and its assignees of such CFC Purchase Termination Event.
Section 9.2    Purchase Termination. (a) On the Termination Date, the Originator shall cease transferring Cartus Purchased Assets to the Buyer, provided that any right, title and interest of the Originator in and to any CFC Designated Receivables arising from any Servicer Advances made thereafter,

22

Exhibit 10.59

including any Related Property relating thereto and proceeds thereof, shall continue to be transferred. Notwithstanding any cessation of the transfer to the Buyer of additional Cartus Purchased Assets, Cartus Purchased Assets transferred to the Buyer prior to the Termination Date and Cartus Collections in respect of such Cartus Purchased Assets and the related Finance Charges, whenever accrued in respect of such Cartus Receivables, shall continue to be property of the Buyer available for transfer by the Buyer pursuant to the Receivables Purchase Agreement. Nothing in this Section 9.2 shall be deemed to prohibit the Buyer from funding CFC Designated Receivables from and after the Termination Date.
(b)    Upon the occurrence of a CFC Purchase Termination Event, the Buyer and its assignees shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of a CFC Purchase Termination Event shall not deny to the Buyer or its assignees any remedy in addition to termination of its obligation to make Purchases hereunder to which the Buyer or its assignees may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.
ARTICLE X

INDEMNIFICATION; SECURITY INTEREST
Section 10.1    Indemnities by the Originator. Without limiting any other rights that any Cartus Indemnified Party may have hereunder or under applicable law, the Originator agrees to indemnify the Buyer and each of its successors, permitted transferees and assigns, and all officers, directors, shareholders, controlling Persons, employees and agents of any of the foregoing (each of the foregoing Persons, a “Cartus Indemnified Party”), from and against any and all damages, losses, claims (whether on account of settlements or otherwise), actions, suits, demands, judgments, liabilities (including penalties), obligations or disbursements of any kind or nature and related costs and expenses (including reasonable attorneys’ fees and disbursements) awarded against or incurred by any of them, arising out of or as a result of any of the following (all of the foregoing, collectively, “Cartus Indemnified Losses”):
(a)    any representation or warranty made by the Originator under any of the Transaction Documents to which it is a party, any Receivables Activity Report or any other information or report delivered by the Originator (including in its capacity as Servicer) with respect to the Originator or the Cartus Purchased Assets, having been untrue or incorrect in any respect when made or deemed to have been made; provided, however, that the Originator’s obligation to make a Cartus Noncomplying Asset Adjustment pursuant to Section 4.3(a) with respect to any representation made in Section 6.1(1) as to Eligible Receivables having been incorrect when made shall be the only remedy available to the Buyer or its assignees relating to such incorrect representation;
(b)    the failure by the Originator to comply with any material applicable law, rule or regulation applicable to the Originator with respect to any Cartus Purchased Asset or any failure of a Cartus Purchased Asset to comply with any such law, rule or regulation as of the date of sale of such Cartus Purchased Asset hereunder;
(c)    the failure to vest and maintain in the Buyer a valid ownership interest in the Cartus Purchased Assets, free and clear of any Lien arising through the Originator or anyone claiming through or under the Originator (including without limitation any such failure arising from a

23

Exhibit 10.59

circumstance described in the definition of Permitted Exceptions);
(d)    any failure of the Originator to perform its duties or obligations in accordance with the provisions of the Transaction Documents or any Contract, in each case to which it is a party;
(e)    the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to the transfer of any Cartus Purchased Assets to the Buyer, whether at the time of any sale or at any subsequent time;
(f)    the failure by the Originator to pay when due any taxes owing by it (including sales, excise or property taxes) payable in connection with the Cartus Purchased Assets, other than any such taxes, assessments or charges that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens);
(g)    any reduction in the Unpaid Balance of any Receivable included in the ARSC Purchased Assets as a result of (i) any cash discount or any adjustment by the Originator, (ii) any offsetting account payable of the Originator to an Obligor, (iii) a set-off in respect of any claim by, or defense or credit of, the related Obligor against the Originator (whether such claim, defense or credit arises out of the same or a related or an unrelated transaction) or (iv) the obligation of the Originator to pay to the related Obligor any rebate or refund;
(h)    any product liability or personal injury claim in connection with the service that is the subject of any Cartus Purchased Asset; and
(i)    any investigation, litigation or proceeding related to any use by Cartus of the proceeds of any Purchase made hereunder.
Notwithstanding anything to the contrary in this Agreement, any representations, warranties and covenants made by the Originator in this Agreement or the other Transaction Documents that are qualified by or limited to events or circumstances that have, or are reasonably likely to have, given rise to a Material Adverse Effect shall (solely for purposes of the indemnification obligations set forth in this Section 10.1) be deemed not to be so qualified or limited.
Notwithstanding the foregoing (and with respect to clause (ii) below, without prejudice to the rights that the Buyer may have pursuant to the other provisions of this Agreement or the provisions of any of the other Transaction Documents), in no event shall any Cartus Indemnified Party be indemnified for any Cartus Indemnified Losses (i) resulting from negligence or willful misconduct on the part of such Cartus Indemnified Party, (ii) to the extent the same includes losses in respect of Cartus Purchased Assets and reimbursement therefor that would constitute credit recourse to the Originator for the amount of any Cartus Receivable not paid by the related Obligor or (iii) resulting from the action or omission of the Servicer (unless the Servicer is the Originator or an Affiliate thereof (other than the Buyer, ARSC or the Issuer)).
If for any reason the indemnification provided in this Section 10.1 is unavailable to an Cartus Indemnified Party or is insufficient to hold an Cartus Indemnified Party harmless, then the Originator shall contribute to the maximum amount payable or paid to such Cartus Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Cartus Indemnified Party on the one hand and the Originator on the other

24

Exhibit 10.59

hand, but also the relative fault of such Cartus Indemnified Party and the Originator, and any other relevant equitable considerations.
Section 10.2    Security Interest. Without prejudice to the provisions of Section 2.1 providing for the absolute transfer of the Originator’s interest in the Cartus Purchased Assets and the proceeds thereof and any interest of the Originator in the other property described in clause (v) of Section 2.1(a) to the Buyer, in order to secure the prompt payment and performance of all obligations of the Originator to the Buyer arising in connection with this Agreement, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, the Originator hereby assigns and grants to the Buyer a first priority security interest in the Originator’s right, title and interest, if any, in, to and under all of the Cartus Purchased Assets and the proceeds thereof and any interest of the Originator in the other property described in clause (v) of Section 2.1(a), whether now or hereafter existing.
ARTICLE XI

MISCELLANEOUS
Section 11.1    Amendments; Waivers, Etc.
(a)    The provisions of this Agreement may be amended, modified or waived from time to time if such amendment, modification or waiver is in writing and signed by the Originator and the Buyer and its assignees. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(b)    No failure or delay on the part of the Buyer or its assignees, or any Cartus Indemnified Party, or any other third party beneficiary referred to in Section 11.12(a) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to, or demand on, the Originator shall entitle it in any case to any notice or demand in similar or other circumstances. No waiver or approval by the Buyer or its assignees under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.
Section 11.2    Notices, Etc. Unless otherwise stated herein, all notices, demands, consents, approvals and other communications provided for hereunder shall be in writing (including via telecopier) and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid, by telecopier or by overnight courier to the intended party at the address or telecopier number of such party set forth on Schedule 11.2 hereof, or at such other address or telecopier number as shall be designated by such party in a written notice to the other party hereto given in accordance with this Section 11.2. Copies of all notices and other communications provided for hereunder shall be delivered to ARSC and the Issuer at their respective addresses for notices set forth in the Receivables Purchase Agreement. All notices and communications provided for hereunder shall be effective when received.
Section 11.3    Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

25

Exhibit 10.59

Section 11.4    Binding Effect; Assignability; Survival of Provisions. This Agreement shall be binding upon, and inure to the benefit of, the Buyer and the Originator and their respective successors and assigns. Except as permitted pursuant to Section 7.3(c), the Originator may not assign any of its rights hereunder or any interest herein without the prior written consent of the Buyer and its assignees. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated pursuant hereto. Such termination shall not occur prior to the Final Payout Date. The rights and remedies with respect to any breach of any representation and warranty made by the Originator pursuant to Article VI and the indemnification and payment provisions of Article X and Section 11.6 and the provisions of Section 11.14 and Section 11.16 shall be continuing and shall survive any termination of this Agreement.
Section 11.5    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
Section 11.6    Costs, Expenses and Taxes. In addition to the obligations of the Originator under Article X, the Originator agrees to pay on demand:
(a)    all reasonable costs and expenses incurred by the Buyer and its assignees in connection with the negotiation, preparation, execution and delivery of, the administration (including periodic auditing), the preservation of any rights under, or the enforcement of, or any breach of, this Agreement (including any amendment, supplement or modification hereto), including without limitation (i) the reasonable fees, expenses and disbursements of counsel to any such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants) incurred in connection with any review of the Originator’s books and records either prior to the execution and delivery hereof or pursuant to Section 7.1(k), and
(b)    all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or any amendment, supplement or modification thereto, and agrees to indemnify each Cartus Indemnified Party against any liabilities with respect to, or resulting from, any delay in paying or omission to pay such taxes and fees.
Section 11.7    Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY (a) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT; (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; AND (c) IRREVOCABLY APPOINTS CORPORATION SERVICE COMPANY (THE “PROCESS AGENT”), WITH AN OFFICE ON THE DATE HEREOF AT 80 STATE STREET, ALBANY, NEW YORK, NEW YORK 12207, UNITED STATES OF AMERICA, AS ITS AGENT TO RECEIVE ON BEHALF OF IT AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS THAT MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS IN CARE OF THE PROCESS AGENT AT THE PROCESS

26

Exhibit 10.59

AGENT’S ABOVE ADDRESS, AND EACH PARTY HERETO HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. EACH PARTY HERETO AGREES TO ENTER INTO ANY AGREEMENT RELATING TO SUCH APPOINTMENT THAT THE PROCESS AGENT MAY CUSTOMARILY REQUIRE AND TO PAY THE PROCESS AGENT’S CUSTOMARY FEES UPON DEMAND. AS AN ALTERNATIVE METHOD OF SERVICE, EACH PARTY HERETO ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PARTY AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION 11.2. NOTHING IN THIS SECTION 11.7 SHALL AFFECT THE RIGHT OF EITHER PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF EITHER PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY HERETO OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.
Section 11.8    Waiver of Jury Trial. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF EITHER OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
Section 11.9    Integration. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
Section 11.10    Captions and Cross References. The various captions (including without limitation the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.
Section 11.11    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
Section 11.12    Acknowledgment and Consent.
(a)    The Originator acknowledges that, from time to time prior to the Termination Date, the Buyer intends to sell all of the Buyer’s right, title and interest in, to and under the Cartus Purchased Assets, this Agreement and all of the other Transaction Documents pursuant to the Receivables Purchase Agreement, and that the interests of the Buyer hereunder will be further assigned pursuant to the Transfer and Servicing Agreement and the Indenture. The Originator acknowledges and agrees to each such sale by the Buyer and consents to the sale and assignment by the Buyer of all or any portion of its right, title and interest in, to and under the Cartus Purchased Assets, this Agreement and the other Transaction Documents and all of the Buyer’s rights, remedies, powers and privileges and all claims of the Buyer against the Originator under or with respect to this Agreement and the other Transaction Documents (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including without

27

Exhibit 10.59

limitation (whether or not an Unmatured Servicer Default or a Servicer Default has occurred and is continuing) (i) the right of the Buyer at any time to enforce this Agreement against the Originator and the obligations of the Originator hereunder and (ii) the right at any time to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, any other Transaction Document or the obligations in respect of the Originator thereunder, all of which rights, remedies, powers, privileges and claims may be exercised and/or enforced by the Buyer’s successors ands assigns to the same extent as the Buyer may do. Each of the parties hereto acknowledges and agrees that the Buyer’s successors and assigns are third party beneficiaries of this Agreement, including without limitation the rights of the Buyer arising hereunder, and may rely on the Originator’s representations and warranties made herein as if made directly to them. The Originator hereby acknowledges and agrees that, except with respect to its rights under Section 4.3, it has no claim to or interest in any of the Lockbox Accounts.
(b)    The Originator hereby agrees to execute all agreements, instruments and documents and to take all other actions that the Buyer or its assignees determines are necessary or appropriate to evidence its consent described in Section 11.12(a). The Originator hereby acknowledges and agrees that the Buyer in all of its capacities may assign to the Buyer’s successors and assigns such powers of attorney and other rights and interests granted by the Originator to the Buyer hereunder and agrees to cooperate fully with the Buyer’s successors and assigns in the exercise of such rights.
(c)    The Originator hereby acknowledges that the Buyer’s successors and assigns are entering into the Transaction Documents in reliance on the Buyer’s identity as a legal entity separate from the Originator.
Section 11.13    No Partnership or Joint Venture. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture.
Section 11.14    No Proceedings. The Originator hereby agrees that it will not institute against the Buyer or its successors or join any other Person in instituting against the Buyer or its successors any Insolvency Proceeding so long as there shall not have elapsed one year plus one day since the Final Payout Date. The foregoing shall not limit the right of the Originator to file any claim in or otherwise take any action with respect to any Insolvency Proceeding that was instituted against the Buyer or its successors by any Person other than the Originator or any other Cartus Person.
Section 11.15    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement are for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
Section 11.16    Recourse to the Buyer. Except to the extent expressly provided otherwise in the Transaction Documents, the obligations of the Buyer under the Transaction Documents to which it is a party are solely the obligations of the Buyer, and no recourse shall be had for payment of any fee payable by or other obligation of or claim against the Buyer that arises out of any Transaction Document to which the Buyer is a party against any director, officer or employee of the Buyer. The provisions of this Section 11.16 shall survive the termination of this Agreement.
Section 11.17    Confidentiality. The Buyer agrees to maintain the confidentiality of any information regarding the Originator or Realogy obtained in accordance with the terms of this Agreement

28

Exhibit 10.59

that is not publicly available; provided however, that the Buyer may reveal such information (a) as necessary or appropriate in connection with the administration or enforcement of this Agreement or its funding of Purchases under this Agreement or (b) as required by law, government regulation, court proceeding or subpoena. Notwithstanding anything herein to the contrary, neither the Originator nor Realogy shall have any obligation to disclose to the Buyer or its assignees any personal or confidential information relating to a Transferred Employee.
Section 11.18    Conversion. Notwithstanding any covenants in this Agreement requiring Cartus, CFC or ARSC to maintain its “corporate existence”, such entity may elect to convert their status from that of a Delaware corporation to that of a Delaware limited liability company, either by filing a certificate of conversion with the Delaware Secretary of State or by merging with and into a newly formed Delaware limited liability company(such conversion or merger, as applicable, being herein called a “Conversion”) subject to the conditions that:
(a)    (x) the Person formed by such Conversion (any such Person, the “Surviving Entity”) is an entity organized and existing under the laws of the United States of America or any State thereof, (y) such Surviving Entity expressly assumes, by an agreement in form and substance satisfactory to the applicable transferee and its assignees, performance of every covenant and obligation of such Person under the Transaction Documents to which such Person is a party and (z) such Surviving Entity delivers to the other parties to the Fifth Omnibus Amendment hereto dated as of April 10, 2007 (such parties, the “Amendment Parties”) an opinion of counsel that such Surviving Entity is duly organized and validly existing under the laws of its organization, has duly executed and delivered such supplemental agreement, and such supplemental agreement is a valid and binding obligation of such Surviving Entity, enforceable against such Surviving Entity in accordance with its terms (subject to customary exceptions relating to bankruptcy and equitable principles) and covering such other matters as the Amendment Parties may reasonably request;
(b)    all actions necessary to maintain the perfection of the security interests or ownership interests created by such Person under the Transaction Documents to which such Person is a party in connection with such Conversion shall have been taken, as evidenced by an opinion of counsel reasonably satisfactory to the Amendment Parties;
(c)    so long as such Person is the Servicer, no Servicer Default or Unmatured Servicer Default is then occurring or would result from such Conversion;
(d)    in the case of a Conversion of CFC or ARSC, (x) the organizational documents of any Surviving Entity with respect to CFC or ARSC shall contain limitations on its business activities and requirements for independent directors or managers substantially equivalent to those set forth in its current organizational documents, and (y) Orrick Herrington & Sutcliffe shall have delivered an opinion of counsel reasonably satisfactory to the Amendment Parties that such Conversion will not, in and of itself, alter the conclusions set forth in its opinions previously issued in connection with the Transaction Documents with respect to true sale matters, substantive consolidation matters and bankruptcy issues relating to “home sale proceeds” (to the extent such opinions relate to such Person); and
(e)    each Amendment Party shall have received such other documents as such Amendment Party may reasonably request.
In connection with any such Conversion and the resulting change in name of such entity, Cartus, CFC and/or ARSC, as applicable, shall be required to comply with the name change covenants in

29

Exhibit 10.59

the Transaction Documents, except that to the extent 30 days prior written notice of the name change is required, such notice period shall be reduced to five Business Days.
From and after any such Conversion effected in compliance with the above conditions, (a) all references in the Transaction Documents to any Person which has altered its corporate structure to become a limited liability company shall be deemed to be references to the Surviving Entity as successor to such Person, (b) all representations, warranties and covenants in the Transaction Documents which state that any of Cartus, CFC or ARSC is or is required to be a corporation shall be deemed to permit and require the Surviving Entity to be a limited liability company, (c) all references to such Person’s certificate of incorporation, other organizational documents, capital stock, corporate action or other matters relating to its corporate form will be deemed to be references to the organizational documents and analogous matters relating to limited liability companies, (d) all references to such Person’s directors or independent directors will be deemed to be references to the Surviving Entity’s directors, independent directors, managers or independent managers, as the case may be and (e) no representation, warranty or covenant in any Transaction Document shall be deemed to be breached or violated solely as a result of the fact that the Surviving Entity in any Conversion may be disregarded as a separate entity for state, local or federal income tax purposes.

30

Exhibit 10.59

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.
CARTUS CORPORATION

By:
    Name:
    Title:
CARTUS FINANCIAL CORPORATION

By:
    Name:
    Title:

Exhibit 10.59

APPENDIX A
DEFINITIONS
A.    Defined Terms. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
“Acknowledgment Letter” shall mean a letter substantially in the form attached hereto as Exhibit 7.3(j).
“Advance Billing Receivable” shall mean a Billed Receivable for Advance Payments owed by an Obligor.
“Advance Payment” shall mean an amount paid by an Obligor pursuant to a Pool Relocation Management Agreement or otherwise for application to existing or future Receivables (other than existing Billed Receivables), including without limitation any payments of anticipated fees and expenses under a Pool Relocation Management Agreement.
“Affiliate” shall mean, when used with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. As used in this definition of Affiliate, the term “control” means the power, directly or indirectly, to direct or cause the direction of the management and policies of a Person, whether through the ownership of such Person’s voting securities, by contract or otherwise, and the terms “affiliated,” “controlling” and “controlled” have correlative meanings.
“Aggregate Employer Balance” shall have the meaning set forth in the Indenture.
“Aggregate Receivable Balance” shall have the meaning set forth in the Indenture as in effect on January 31, 2005.
“Amortization Event” shall have the meaning provided in the Indenture.
“ARSC” shall have the meaning set forth in the Preliminary Statement to this Agreement.
“ARSC Purchased Assets” shall have the meaning set forth in the Receivables Purchase Agreement.
“Authorized Officer” shall mean, with respect to any Transaction Party, the President, the Chief Financial Officer, the Controller, the Treasurer, any Assistant Treasurer, any Senior Vice President, any Vice President, the Secretary or any Assistant Secretary of such Transaction Party.
“Average Days Outstanding” shall have the meaning set forth in the Indenture.
“Bankruptcy Code” shall mean the United States Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

Appendix A -1

Exhibit 10.59

“Billed Receivable” shall mean any Cartus Receivable or CFC Receivable that has been billed to an Obligor.
“Business Day” shall mean a day (other than a Saturday or Sunday) on which commercial banks in New York, New York and Chicago, Illinois are not authorized or required to be closed.
“Buyer” shall mean Cartus Financial Corporation, in its capacity as the buyer under this Agreement.
“Cartus” shall mean Cartus Corporation, a Delaware corporation.
“Cartus Collections” shall mean all funds that are received on account of or otherwise in connection with any Cartus Purchased Asset, including without limitation all funds received (a) from or on behalf of any Obligor in payment of or otherwise in respect of any Cartus Receivable included in the Cartus Purchased Assets (including without limitation funds received in respect of Advance Payments, but only including any such Advance Payments to the extent necessary to reduce the Aggregate Employer Balance of Receivables with respect to the related Employer to zero), (b) from or on behalf of any Ultimate Buyer or any other Person in respect of Cartus Home Sale Proceeds, (c) from any other Person to the extent such funds were applied, or should have been applied, pursuant to any Contract to repay or discharge any Cartus Receivable or Cartus Related Asset included in the Cartus Purchased Assets (including without limitation insurance payments that any Transaction Party applies in the ordinary course of its business to amounts owed in respect of such Cartus Purchased Assets and the amount of any Equity Payments applied to repayment of Equity Loans), (d) from the Originator in respect of Originator Adjustments under this Agreement or any other obligation of the Originator hereunder, (e) if the Servicer is Cartus, from the Servicer in respect of Servicer Dilution Adjustments with respect to Cartus Purchased Assets under Section 3.10(a) of the Transfer and Servicing Agreement and (f) from the Performance Guarantor in respect of any payments made by the Performance Guarantor as guarantor of the obligations of Cartus under the Performance Guaranty executed by it; provided, however, that any proceeds of Receivables that gave rise to Cartus Noncomplying Asset Adjustments that have been paid as provided in Section 4.3 hereof and any Related Property with respect to such Receivables shall not constitute Cartus Collections and shall be promptly returned to the Originator as provided in Section 4.3 hereof.
“Cartus Equity Loan” shall mean an Equity Loan made by the Originator.
“Cartus Equity Advance Agreement” shall mean an Equity Advance Agreement entered into by a Transferred Employee in connection with a Cartus Equity Loan.
“Cartus Home” shall mean any Home subject to a Cartus Home Purchase Contract.
“Cartus Home Purchase Contract” shall mean any Home Purchase Contract that was executed, and pursuant to which Cartus purchased a Home, prior to the Closing Date and that relates to a Receivable included in the Cartus Purchased Assets.
“Cartus Home Sale Contract” shall mean any Home Sale Contract with respect to a Cartus Home.
“Cartus Home Sale Proceeds” shall mean any Home Sale Proceeds arising under a Cartus

Appendix A -2

Exhibit 10.59

Home Sale Contract.
“Cartus Indemnified Losses” shall have the meaning set forth in Section 10.1.
“Cartus Indemnified Party” shall have the meaning set forth in Section 10.1.
“Cartus Noncomplying Asset” shall have the meaning set forth in Section 4.3(a).
“Cartus Noncomplying Asset Adjustment” shall have the meaning set forth in Section 4.3(a).
“Cartus Person” shall mean the Originator and each of its Subsidiaries and Affiliates other than CFC, ARSC or the Issuer.
“Cartus Purchased Assets” shall have the meaning set forth in Section 2.1(a).
“Cartus Receivable” shall have the meaning set froth in Section 2.1(a).
“Cartus Records” shall mean all Records maintained by the Originator with respect to the Cartus Purchased Assets~~, the Pool Assets~~ and/or the related Obligors.
“Cartus Related Assets” shall have the meaning set forth in Section 2.1(a).
“Cartus Related Property” shall have the meaning set forth in Section 2.1(a).
“CERCLA” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.
“CFC Collections” shall have the meaning set forth in the Receivables Purchase Agreement.
“CFC Designated Receivable” shall mean any Receivable arising from an amount advanced by CFC or the Servicer on behalf of CFC in respect of Equity Payments, Mortgage Payoffs, Direct Expenses, Mortgage Payments or Other Reimbursable Expenses, even though such amounts may be advanced after the Termination Date.
“CFC Home” shall have the meaning set forth in the Receivables Purchase Agreement.
“CFC Home Purchase Contract” shall have the meaning set forth in the Receivables Purchase Agreement.
“CFC Home Sale Contract” shall have the meaning set forth in the Receivables Purchase Agreement.
“CFC Purchase Price” shall have the meaning set forth in Section 3.1(b).

Appendix A -3

Exhibit 10.59

“CFC Purchase Termination Event” shall have the meaning set forth in Section 9.1.
“CFC Receivable” shall have the meaning set forth in the Receivables Purchase Agreement.
“CFC Subordinated Loan” shall have the meaning set forth in Section 4.2.
“CFC Subordinated Note” shall mean the CFC Subordinated Note dated the Closing Date, made by the Buyer and payable to the order of the Originator substantially in the form of Exhibit 4.2, as such note may be amended, supplemented, otherwise modified or replaced from time to time.
“CFC Subordinated Note Cap” shall have the meaning set forth in Section 4.2.
“Closing Date” shall mean April 25, 2000.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Contract” shall mean a Pool Relocation Management Agreement and any other related contract entered into pursuant thereto or in connection therewith, pursuant to or under which any Person (other than a Transaction Party) is obligated to make payments from time to time, including as the context may require any Equity Advance Agreement, Home Purchase Contract or Home Sale Contract.
“Credit and Collection Policy” shall mean those credit and collection policies and practices of the Originator relating to the Contracts and Receivables described in Exhibit 6.1(u), as such credit and collection policies may be modified from time to time in accordance with Section 7.3(b).
“Cut-Off Date” shall mean the last day of any Monthly Period.
“Defaulted Receivable” shall mean any Receivable that:
(a)    has been or should have been written off as uncollectible in conformity with the Credit and Collection Policy; or
(b)    is owed by an Obligor who is in Insolvency Proceedings or with respect to which an Event of Bankruptcy has occurred; or
(c)    has been billed and remains unpaid more than 120 days after the due date thereof.
“Direct Expenses” shall mean, with respect to any Home, any costs attributable to the provision of services to a Transferred Employee, including without limitation appraisals, broker’s market analyses and inspections, brokerage commissions, title and title search fees, transfer taxes, mortgage payments, mortgage interest (or interest on the mortgage payments at the mortgage interest rate), insurance premiums, property taxes, cost of establishment and maintenance of appropriate files, overnight delivery charges, wire transfer fees, cost of interest in the manner specified in the related Contract, cost of improvements, cost of removal and mitigation of Hazardous Materials or gases (such as removal of

Appendix A -4

Exhibit 10.59

asbestos, lead paint, radon gas or urea formaldehyde insulation) and reinsulation with suitable replacement materials, repair and maintenance costs, utilities, sales loss on resale, buyer incentive costs and real estate closing costs.
“Dollar Equivalent” shall mean, with respect to any amount of any currency on any date, (i) the amount of such currency if such currency is Dollars or (ii) the equivalent amount in Dollars if such currency is not Dollars, calculated based on the most recent month-end rate for such currency provided by Bloomberg Professional Service owned by Bloomberg LP or other nationally recognized service if such rate is not available through the Bloomberg Professional Service.
“Dollars” shall mean United States dollars.
“Eligible Contract” shall mean:
(a)    a Relocation Management Agreement (i) that has been duly executed and delivered by an Employer that is an Eligible Obligor and is in full force and effect, (ii) (A) the rights to payment under which are assignable without the consent of the Employer party thereto or any other Person (other than the Originator), other than any such consent that has been obtained and remains in effect, or (B) which, if subject to any restriction on assignment of rights to payment, is in effect on April 10, 2007 and such restriction is not effective under Section 9-406 or Section 9-408 of the UCC, as applicable, (iii) that provides for the payment in full by the Employer of all Direct Expenses, Service Fees and Other Reimbursable Expenses and any loss sustained with respect to a Home covered thereby following the sale of such Home (less any Advance Payment with respect to such Home and after giving effect to the application of the Home Sale Proceeds with respect to such Home) (it being understood that any Contract that permits an Employer to approve any expenses or the price at which any Home is sold shall not, for that reason alone, fail to qualify as an Eligible Contract), (iv) that was originated in accordance with the Credit and Collection Policy, (v) the Receivables under which, once billed, are required to be paid within 90 days of the original invoice date and (vi) that is substantially in the form of Relocation Management Agreement attached as Exhibit C, with such Permitted Changes to such form as may be made by the Originator in the ordinary course of its business (or such other form as has been approved in writing by the Buyer and its successors and assigns);
(b)    an Equity Advance Agreement (i) that has been duly executed and delivered by a Transferred Employee that is an Eligible Obligor and that is an employee of an Employer that is a party to a Pool Relocation Management Agreement (which Pool Relocation Management Agreement is then an Eligible Contract), (ii) that is substantially in the form of an Equity Advance Agreement attached as Exhibit C, with such Permitted Changes to such form as may be made by the Originator in the ordinary course of its business (or such other form as has been approved in writing by the Buyer and its successors and assigns) and (iii) the obligations of the Transferred Employee under which are fully covered by the Guaranty or loss indemnity of the related Employer or Employer-purchased insurance policy under the applicable Pool Relocation Management Agreement;
(c)    a Home Purchase Contract that (i) has been duly executed and delivered by a Transferred Employee of an Employer that is a party to a Pool Relocation Management Agreement (which Pool Relocation Management Agreement is then an Eligible Contract) and (ii) is substantially in the form of Home Purchase Contract attached as Exhibit C, with such

Appendix A -5

Exhibit 10.59

Permitted Changes to such form as may be made by the Originator in the ordinary course of its business (or such other form as has been approved in writing by the Buyer and its successors and assigns); or
(d)    a Home Sale Contract that (i) was entered into under or in connection with a Pool Relocation Management Agreement (which Pool Relocation Management Agreement is then an Eligible Contract), (ii) has been duly executed and delivered by the applicable Ultimate Buyer and is in full force and effect and (iii) is substantially in the form of the contract of purchase and sale used in the area where the property is located, or on a form prescribed by the Originator for that area, with such amendments and additions as may be reasonably negotiated to efficiently sell the Home (or such other form as has been approved in writing by the Buyer and its assignees and assigns).
“Eligible Governmental Obligor” shall mean each governmental obligor which is party to a Guaranteed Government Contract and specifically approved as an “Eligible Governmental Obligor” (a) in that certain letter agreement, dated December 16, 2011, by and between the Originator and the Buyer, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, or (b) in any other written agreement among the Buyer, the Issuer and the Majority Investors.
“Eligible Home” shall mean a Home (a) that is located within the United States, (b) record title for which is not in the name of any Transaction Party or any Affiliate of a Transaction Party and (c) that satisfies the requirements specified in the definition of “Home” in the applicable Pool Relocation Management Agreement or, if such term is not defined therein, in the applicable Home Sale Service Supplement; provided, however, that a Home that does not satisfy the requirement specified in clause (b) may nonetheless be treated as an Eligible Home if and to the extent that either (i) title is recorded on terms and conditions reasonably satisfactory to the Buyer and its assignees or (ii) the aggregate Unpaid Balance of all Eligible Unsold Home Receivables that do not satisfy the requirement specified in clause (b) would not exceed 10% of the aggregate Unpaid Balance of all Eligible Unsold Home Receivables; and provided, further, that a Home that does not satisfy the requirements specified in clause (c) may nonetheless constitute an Eligible Home if and to the extent that (i) the applicable Employer has acknowledged in writing that such property constitutes a “Special Home Transaction” within the meaning of the applicable Home Sale Service Supplement and (ii) the Originator and its Affiliates followed all necessary procedures and obtained all necessary approvals with respect to such Home (including without limitation approvals of the applicable Employer) as may be required by the Credit and Collection Policy and the customary practices of the Originator with respect to such Homes.
“Eligible Obligor” shall mean an Obligor that:
(a)    is either a United States resident (which term includes a United States division or branch of an entity organized in a jurisdiction outside of the United States, so long as such division or branch maintains a place of business in the United States to which Receivables are billed) or a Foreign Obligor;
(b)    is not the United States of America, any state or local government or any agency or instrumentality of any of the foregoing unless such Obligor qualifies as an Eligible Governmental Obligor;

Appendix A -6

Exhibit 10.59

(c)    is not an Affiliate of the Originator or the Buyer;
(d)    is not the subject of an Insolvency Proceeding; and
(e)    has been instructed by the Originator to remit all payments on the Cartus Purchased Assets directly to one of the Lockboxes or Lockbox Accounts.
“Eligible Receivable” shall mean any Receivable:
(a)    the Obligor of which is an Eligible Obligor;
(b)    that is denominated and payable only in Dollars, British pounds sterling, euros, Swiss francs, Canadian dollars, Hong Kong dollars or Japanese yen;
(c)    that was generated in the ordinary course of the Originator’s business;
(d)    either (1) with respect to which all of the Originator’s right, title and interest has been (or will be, at the time such Receivable becomes included in the Cartus Purchased Assets) validly transferred to the Buyer under and in accordance with the terms of this Agreement; or (2) with respect to any CFC Receivable only, that arose out of or with respect to an Equity Payment, Mortgage Payment or Mortgage Payoff made by the Buyer in respect of a CFC Home Purchase Contract;
(e)    that arises under or in connection with a Pool Relocation Management Agreement that is then an Eligible Contract, and with respect to which any Home Sale Contract, Home Purchase Contract or Equity Advance Agreement relating to such Receivable is also an Eligible Contract;
(f)    that is not a Defaulted Receivable;
(g)    that is an “eligible asset” within the meaning of Rule 3a-7 promulgated under the Investment Company Act of 1940, as amended;
(h)    that constitutes an “account” or a “general intangible” or “chattel paper” and not an “instrument” (except in the case of an Equity Loan, to the extent the same is evidenced by an Equity Loan Note), in each case within the meaning of the New York UCC;
(i)    the transfer of which (including without limitation the sale by the Originator to the Buyer or by the Buyer to ARSC) does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance that applies to the Originator (or, with respect to any CFC Receivable only, the Buyer) (including without limitation the related Contract), and the sale, assignment or transfer of which, and the granting of a security interest in which, does not require the consent of the Obligor thereof or any other Person other than any such consent that has been previously obtained and is in effect; provided, however, that a Receivable arising out of a Relocation Management Agreement that is subject to a restriction on assignment may nonetheless be an Eligible Receivable hereunder if such restriction is not

Appendix A -7

Exhibit 10.59

effective under Section 9-406 or Section 9-408 of the UCC, as applicable;
(j)    that has not been compromised, adjusted, amended or otherwise modified (including by extension of time for payment or the granting of any discounts, allowances or credits) except in a manner that is expressly permitted under Section 3.10(b) of the Transfer and Servicing Agreement;
(k)    that, together with the Contracts related thereto, conforms in all material respects with all applicable laws, rules, regulations, orders, judgments, decrees and determinations of all courts and other Governmental Authorities (whether federal, state, local or foreign and including without limitation usury laws);
(l)    that is not subject to an asserted reduction (other than any reduction on account of any offsetting account payable of the Originator or the Buyer to an Obligor or any Advance Payment made by the related Obligor so long as such reduction is either included in the determination of the Aggregate Employer Balance with respect to the related Obligor, or, in the case of any Advance Payment, subtracted in the determination of the Aggregate Receivable Balance) cancellation, rebate or refund or any dispute, offset, counterclaim, lien or defense whatsoever;
(m)    with respect to which the representations and warranties of the Originator in Section 6.1(k) of this Agreement (or with respect to any CFC Receivable only, of the Buyer in Section 6.1(k) of the Receivables Purchase Agreement) are true and correct;
(n)    that represents a bona fide obligation arising under a Contract that has been duly authorized and that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity;
(o)    that, in the case of a Receivable arising on account of any Equity Payment, Mortgage Payoff, Mortgage Payment, Direct Expenses or any Service Fee or Finance Charge arising in connection with any of the foregoing, relates to an Eligible Home as to which (i) a Home Purchase Contract has been executed and delivered by the related Homeowner and the Originator or the Buyer, as applicable and, to the best knowledge of the Originator (or the Buyer, with respect to CFC Homes only), constitutes the legal, valid and binding obligation of such Homeowner, (ii) a Home Deed has been executed and delivered by the related Homeowner naming the Originator or the Buyer, as applicable, as transferee or with the transferee’s name blank, (iii) such Home Purchase Contract and Home Deed have been delivered to and are then in the possession of the agent of Cartus (with respect to Cartus Homes) or the agent of CFC (with respect to CFC Homes) and (iv) either no Mortgage is outstanding or, if a Mortgage is outstanding, no more than one monthly payment on such Mortgage is past due;
(p)    that, in the case of a Receivable that arises from an Equity Loan, arose under an Equity Advance Agreement that is an Eligible Contract and is then in the possession of the Servicer;

Appendix A -8

Exhibit 10.59

(q)    that, in the case of an Unbilled Receivable, represents the right to payment for services rendered;
(r)    that, in the case of a Billed Receivable (other than an Advance Billing Receivable), has been fully earned by performance; and
(s)    that does not constitute an Excluded Home Receivable.
“Eligible Unsold Home Receivable” shall mean an Unsold Home Receivable that is an Eligible Receivable.
“Employer” shall mean a customer of the Originator that has executed a Relocation Management Agreement with the Originator.
“Enhancement Agreement” shall have the meaning provided in the Indenture.
“Environmental Laws” shall mean all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.
“Equity Advance Agreement” shall mean an equity advance repayment agreement entered into by a Transferred Employee in connection with an Equity Loan or a proposed Equity Loan.
“Equity Loan” shall mean an advance of all or a portion of the Equity Payment to be made to a Homeowner prior to the execution of the Home Purchase Contract by such Homeowner.
“Equity Payment” shall mean, with respect to any Homeowner, a payment or credit (other than an Equity Loan) made to such Homeowner at the time of, or following the execution of, the related Home Purchase Contract by such Homeowner in respect of its equity interest in a Home as determined pursuant to the applicable Home Purchase Contract.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974 and the rules and regulations thereunder, each as amended from time to time.
“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that is treated as a single employer with the Originator under Section 414 of the Code.
“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if either:
(a)    a case or other proceeding has been commenced in any court without the application or consent of such Person, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its assets, or any similar action with respect to such Person under any law (foreign or domestic) relating to bankruptcy, insolvency, reorganization, winding up or

Appendix A -9

Exhibit 10.59

composition or adjustment of debts and such case or proceeding continues undismissed or unstayed and in effect for a period of 60 days; or an order for relief with respect to such Person has been entered in an involuntary case under the Bankruptcy Code or other similar laws (foreign or domestic) now or hereafter in effect; or
(b)    such Person has commenced a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to, pay its debts generally as they become due.
“Excluded Asset” shall mean any receivable or related asset that arises under or relates to an Excluded Contract.
“Excluded Contract” shall mean (a) any of the following, to the extent that either the same have not been identified as Pool Relocation Management Agreements or all Cartus Receivables and CFC Receivables arising thereunder have been the subject of a Cartus Noncomplying Asset Adjustment or CFC Noncomplying Asset Adjustment that has been fully paid: (i) if the Originator merges with any other Person that is engaged in the relocation management business, any agreement for relocation management services originated by such other Person prior to the date of such merger and, so long as such business is maintained and operated as a separate division of the Originator, any additional agreements for relocation management services originated by such division; provided that, any agreement for relocation management services originated by Primacy Relocation, LLC prior to its merger with the Originator on December 31, 2010 shall not constitute “Excluded Contracts” pursuant to this clause (i), (ii) any agreement for relocation management services that has not yet been incorporated into the Originator’s Atlas operating system; provided that, for purposes of clarity, agreements for relocation management services described in this clause (ii) that are subsequently incorporated into the Originator’s Atlas operating system shall thereafter no longer constitute “Excluded Contracts” pursuant to this clause (ii), (iii) any agreement for relocation management services that is not an Eligible Contract or (iv) any agreement for relocation management services the receivables arising under which would not be Eligible Receivables because the Employer party thereto is not obligated to provide reimbursement for losses on resale of homes or because the homes relating to such agreement would be located solely outside of the United States and (b) any home purchase contract, home sale contract, equity advance repayment agreement or similar agreement that is not an Eligible Contract or that is entered into pursuant to any agreement referred to in clause (a) above.
“Excluded Home” shall mean a Home that, at the time of purchase thereof pursuant to a Pool Relocation Management Agreement, (a) either (i) does not fit one or more of the characteristics set forth in the definition of “Home” in the related Home Sale Service Supplement, (ii) involves special terms, conditions, pricing and/or other considerations or requires material deviations from the procedures set forth in the related Home Sale Service Supplement, or (iii) is located in an area that has been (or is reasonably anticipated to be) directly or indirectly subject to a natural or man-made disaster that materially and adversely affects the salability of the Home or the ability to finance the Home or is subject to severe market challenges because of the nature or location of the Home, and (b) is identified by Cartus or CFC, at the time of purchase thereof pursuant to a Pool Relocation Management Agreement, as an “Excluded Home.”

Appendix A -10

Exhibit 10.59

“Excluded Home Receivable” shall mean a Receivable that arises pursuant to the sale or prospective sale of an Excluded Home.
“Final Payout Date” shall mean the earlier of the date after the satisfaction and discharge of the Indenture pursuant to Article IV thereof on which either (i) all of the Notes have been paid in full or (ii) the Unpaid Balance of all outstanding Cartus Receivables has been reduced to zero; provided that for purposes of this definition of Final Payout Date, the Unpaid Balance of a Defaulted Receivable shall be deemed to be outstanding until all Homes related thereto have been sold and such Receivable has been written off as uncollectible.
“Finance Charge” shall mean any interest, late payment fee or other finance charge with respect to a Receivable or other Related Property, including without limitation any interest accrued or to accrue on an Equity Loan, Equity Payment, Mortgage Payoff or Mortgage Payment under the terms of the applicable Contract or Contracts.
“Foreign Obligor” shall mean an Obligor that is a resident of the United Kingdom, the Swiss Confederation, Canada, the Hong Kong Special Administrative Region of the People’s Republic of China, Japan, the Republic of Singapore, Germany, Netherlands, France, the Republic of Ireland or Belgium (including a division or branch of an entity not organized in any such jurisdiction, so long as such division or branch maintains a place of business in any such jurisdiction to which Receivables are billed).
“GAAP” shall mean generally accepted accounting principles, including the opinions, statements and pronouncements of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and the Securities and Exchange Commission, as in effect from time to time.
“Governmental Authority” shall mean the United States of America, any State or other political subdivision thereof and any entity in the United States of America or any applicable foreign jurisdiction that exercises executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
“Guaranteed Government Contract” shall mean any Relocation Management Agreement between Cartus and an Eligible Governmental Obligor which qualifies as an Eligible Contract and which has been designated as a Pool Relocation Management Agreement under the Purchase Agreement.”
“Guaranty” shall mean any agreement, undertaking or arrangement by which any Person guarantees, endorses, agrees to purchase or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions on the shares of any other Person.
“Hazardous Material” shall mean (a) any “hazardous substance” as defined under CERCLA, (b) any “hazardous waste” as defined under the Resource Conservation and Recovery Act, 42 U.S.C. Section 690, et seq., as amended, (c) any petroleum product or (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any

Appendix A -11

Exhibit 10.59

Environmental Laws.
“Home” shall mean a family residence or other improved real estate that is the subject of any services provided under a Pool Relocation Management Agreement, including without limitation any Home or property subject to a “Special Home Transaction” within the meaning of the applicable Home Sale Service Supplement.
“Home Deed” shall mean, with respect to any Home, a deed or other instrument of conveyance executed by the related Homeowner that effects the conveyance of such Home pursuant to the related Home Purchase Contract.
“Home Purchase Contract” shall mean the contract by which a Home is purchased from a Homeowner pursuant to, or in connection with, a Pool Relocation Management Agreement.
“Home Sale Contract” shall mean, with respect to any Home, the contract by which such Home is sold to an Ultimate Buyer.
“Home Sale Proceeds” shall mean, with respect to any Home, the cash sale proceeds received upon the sale of such Home to an Ultimate Buyer, net of any unpaid mortgage loan amounts, closing costs, brokerage costs, commissions owed to third parties and any other amounts payment of which are necessary to clear title to such Home.
“Home Sale Service Supplement” shall mean a supplement to a Pool Relocation Management Agreement substantially in the form attached as Exhibit C.
“Homeowner” shall mean, with respect to any Home, the Transferred Employee and any other homeowner of record with respect to such Home.
“Indebtedness” of any Person shall mean, in the aggregate, without duplication, (i) all indebtedness, obligations and other liabilities of such Person and its Subsidiaries that are, at the date as of which Indebtedness is to be determined, includable as liabilities in a consolidated balance sheet of such Person and its Subsidiaries, other than (x) accounts payable and accrued expenses, (y) advances from clients obtained in the ordinary course of the relocation management services business of any such Person and (z) current and deferred income taxes and other similar liabilities, (ii) the maximum aggregate amount of all liabilities of such Person or any of its Subsidiaries under any Guaranty, indemnity or similar undertaking given or assumed of or in respect of, the indebtedness, obligations or other liabilities, assets, revenues, income or dividends of any Person other than such Person or one of its Subsidiaries and (iii) all other obligations or liabilities of such Person or any of its Subsidiaries with respect to the discharge of the obligations of any Person other than itself or one of its Subsidiaries. For purposes of the Transaction Documents, the Indebtedness of any Person includes the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.
“Indebtedness for Borrowed Money” shall mean, with respect to any Person, (i) any Indebtedness of such Person, contingent or otherwise, in respect of borrowed money including all principal, interest, fees and expenses with respect thereto (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, acceptances, debentures or other instruments or letters of credit (or reimbursement obligations with

Appendix A -12

Exhibit 10.59

respect thereto) but excluding capitalized lease obligations and excluding obligations representing the deferred and unpaid purchase price of any property.
“Indenture” shall mean the Indenture dated as of April 25, 2000 by and between the Issuer and the Indenture Trustee.
“Indenture Supplement” shall have the meaning set forth in the Indenture.
“Indenture Trustee” shall mean U.S. Bank National Association, a national banking association, as indenture trustee under the Indenture, and any successor thereto.
“Independent Director” shall mean, with respect to the Buyer, ARSC or the Issuer, an individual who is an Independent Director as defined in the organizational documents of such entity as in effect on the date of this Agreement.
“Insolvency Proceeding” shall mean, with respect to any Person, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any Federal or state bankruptcy or similar law or any other proceeding of the type described in the definition of Event of Bankruptcy, whether voluntary or involuntary.
“Issuer” shall mean Apple Ridge Funding LLC, a Delaware limited liability company.
“Lien” shall mean, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person for its own use, consumption or enjoyment in its business that secures payment or performance of any obligation, and includes any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention of security title, financing or similar statement or notice or arising as a matter of law, judicial process or otherwise.
“Lockbox” shall mean any post office box to which the Obligors remit Cartus Collections established pursuant to the Transfer and Servicing Agreement.
“Lockbox Account” shall mean any lockbox account, concentration account, depositary account or similar account (including any associated demand deposit account) established pursuant to the Transfer and Servicing Agreement, in which any Cartus Collections or CFC Collections are collected or deposited.
“Lockbox Agreement” shall have the meaning provided in the Transfer and Servicing Agreement.
“Lockbox Bank” shall mean any institution at which a Lockbox or Lockbox Account is maintained.
“Material Adverse Effect” shall mean, with respect to any event or circumstance, a material adverse effect on (a) the business, financial condition, operations or assets of the Originator,

Appendix A -13

Exhibit 10.59

(b) the ability of the Originator to perform its obligations under any Transaction Document or all or any substantial portion of the Contracts, (c) the validity or enforceability of, or collectibility of, amounts payable by the Originator under any Transaction Document, (d) the status, existence, perfection or priority of the interest of the Buyer (and its assignees) in the Cartus Purchased Assets, taken as a whole, in each case free and clear of any Lien (other than Permitted Liens) or (e) the validity, enforceability or collectibility of all or any substantial portion of the ARSC Purchased Assets.
“Monthly Period” shall mean (i) a calendar month or (ii) with respect to the initial Monthly Period for any Series, the period commencing on the closing date with respect to such Series and ending on the last day of the same month, or such other period set forth in the related Indenture Supplement.
“Mortgage” shall mean, with respect to a Home, either or both of (a) any indebtedness of the relevant Homeowner secured by a mortgage, deed of trust or other Lien on such Home and (b) such mortgage, deed of trust or other Lien, as the context may require.
“Mortgage Payment” shall mean, with respect to any Home, any payment actually made under any Mortgage on such Home (other than a Mortgage Payoff), including without limitation payments of principal and interest and for taxes and insurance.
“Mortgage Payoff” shall mean, with respect to any Home, the amount, if any, paid to retire the entire remaining principal balance of any Mortgage on such Home, together with interest accrued thereon to the date of payment.
“Notes” shall have the meaning set forth in the Indenture.
“Obligor” shall mean, with respect to any Contract, the Person or Persons obligated to make payments in respect of Receivables arising thereunder, including without limitation (i) with respect to any Equity Payment, Mortgage Payoff or Mortgage Payment, the related Employer, (ii) with respect to any Equity Loan, both the Transferred Employee and the related Employer and (iii) with respect to any Unsold Home Receivable, the Employer party to the related Relocation Management Agreement.
“Originator” shall mean Cartus and its successors and permitted assigns.
“Originator Adjustment” shall have the meaning set forth in Section 4.3(c).
“Originator Assets” shall have the meaning set forth in Section 2.1(a).
“Originator Dilution Adjustment” shall have the meaning set forth in Section 4.3(b).
“Originator Receivables” shall have the meaning set forth in Section 2.1(a).
“Originator Related Assets” shall have the meaning set forth in Section 2.1(a).
“Originator Related Property” shall have the meaning set forth in Section 2.1(a).

Appendix A -14

Exhibit 10.59

“Other Reimbursable Expense” shall mean a cost or expense that is incurred and paid in connection with services under a Pool Relocation Management Agreement or reimbursable by the Obligor under the applicable Pool Relocation Management Agreement, and that is not included in the calculation of Direct Expenses thereunder.
“PBGC” shall mean the Pension Benefit Guaranty Corporation and any successor thereto.
“Performance Guaranty” shall mean that certain performance guarantee dated as of May 12, 2006, executed by the Performance Guarantor in favor of the Buyer and the Issuer.
“Performance Guarantor” shall mean Realogy.
“Permitted Change” shall mean, with respect to any Contract the form of which is attached hereto in Exhibit C, any revisions or modifications to such form that (i) are made by the Originator in the ordinary course of its business consistent with the Credit and Collection Policy, (ii) do not, individually or in the aggregate, materially adversely affect the collectibility of the Cartus Receivables or any Receivables arising under or in connection with any CFC Home Purchase Contract, (iii) do not, individually or in the aggregate, materially alter (in a manner adverse to the Originator or any of its assigns) the reimbursement or indemnification obligations of such Obligor thereunder or the composition of the losses, costs or expenses to which such reimbursement or indemnification obligations pertain, (iv) would not cause such Contract to cease to be an Eligible Contract or the Receivables arising thereunder to cease to be Eligible Receivables and (v) do not violate any of the terms and provisions of this Agreement.
“Permitted Exception” shall mean that, with respect to any representation, warranty or covenant with respect to the interest of the Buyer and its assignees in the ARSC Purchased Assets or any Servicer Default, that (i) prior to recordation (A) pursuant to Section 8.3 of this Agreement and/or Section 2.01(d)(i) of the Transfer and Servicing Agreement or (B) upon the sale of a Home to an Ultimate Buyer, record title to such Home may remain in the name of the related Transferred Employee, and no recordation in real estate records of any mortgage or any conveyance pursuant to the related Home Purchase Contract or Home Sale Contract in favor of any Transaction Party or any of the Buyer’s assignees and assigns pursuant to the Receivables Purchase Agreement will be made except as otherwise permitted under Section 2.01(d)(i) of the Transfer and Servicing Agreement and (ii) no delivery of any Home Purchase Contracts, Home Deeds and Equity Loan Notes to any custodian will be required.
“Permitted Lien” shall mean:
(a)    with respect to any Home, the related Receivables or Related Property with respect thereto, (i) an inchoate Lien on the Home for real estate taxes not yet due and payable, (ii) a Mortgage on the Home created by the related Transferred Employee and (iii) any Lien that is fully covered by the terms of the indemnity provisions of the applicable Pool Relocation Management Agreement and that arises in the ordinary course of the Originator’s business;
(b)    with respect to any Cartus Purchased Asset, any Lien in favor of the Buyer pursuant to this Agreement; and
(c)    with respect to any ARSC Purchased Asset, any Lien created pursuant to the

Appendix A -15

Exhibit 10.59

Transaction Documents.
“Person” shall mean an individual, partnership, corporation (including a business trust), joint stock company, trust, limited liability company, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.
“Plan” shall mean each employee benefit plan (as defined in Section 3(3) of ERISA) currently sponsored, maintained or contributed to by the Originator or any ERISA Affiliate or with respect to which the Originator or any ERISA Affiliate has any liability.
“Pool Relocation Management Agreement” shall have the meaning set forth in Section 2.1(a).
“Prime Rate” shall mean the Prime Rate as most recently published in The Wall Street Journal in New York City.
“Purchase” shall mean each purchase of Cartus Receivables and other Cartus Purchased Assets by the Buyer from the Originator hereunder.
“Realogy” shall mean Realogy Corporation, a Delaware corporation, and any successors thereto.
“Receivable” shall mean any right arising under a Contract to receive any payment or any funds from or on behalf of an Obligor, whether or not earned by performance and whether constituting an account, chattel paper, instrument, general intangible or otherwise. The term “Receivable” includes without limitation rights to payment (whether matured or unmatured and whether absolute or contingent) arising out of or with respect to Equity Loans, Equity Payments, Direct Expenses, Mortgage Payments, Mortgage Payoffs, Service Fees and Other Reimbursable Expenses and the right to payment of any and all Finance Charges with respect to any of the foregoing, whether such amounts are owed by an Employer, a Transferred Employee, an Ultimate Buyer or any other Obligor. The change of a Receivable’s status from that of Unsold Home Receivable to Unbilled Receivable or from Unbilled Receivable to Billed Receivable shall not be deemed the creation of a new Receivable for any purpose hereunder.
“Receivables Activity Report” shall have the meaning provided in the Transfer and Servicing Agreement.
“Receivables Purchase Agreement” shall mean the receivables purchase agreement dated as of April 25, 2000, by and between CFC and ARSC.
“Records” shall mean all Contracts, purchase orders, invoices, customer lists, credit files and other agreements, documents, books, records and other media for the storage of information (including without limitation tapes, disks, punch cards, computer software and databases and related property) with respect to the Receivables, the Related Property and/or the related Obligors.
“Related Property” shall mean, with respect to any Receivable, (i) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable,

Appendix A -16

Exhibit 10.59

whether pursuant to the related Relocation Management Agreement or any other Contract related to such Receivable or otherwise; (ii) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, (iii) all rights under warranties, indemnities or insurance with respect to such Receivable, related Contracts, Cartus Related Assets (with respect to Cartus Receivables) or CFC Related Assets (with respect to the CFC Receivables), (iv) all rights to the Cartus Home Sale Proceeds arising out of or with respect to any Cartus Homes and CFC Home Sale Proceeds arising out of or with respect to any CFC Homes under the related Relocation Management Agreement and (v) all Records.
“Relocation Management Agreement” shall mean an agreement pursuant to which the Originator agrees to provide employee relocation, asset management or other services, as the same may be amended, restated or otherwise modified from time to time, including any and all supplements thereto, and any similar agreement, howsoever denominated, and any agreement for intercultural services.
“Self-Funding Obligor” shall mean an Employer that deposits funds with the Originator in order to fund Equity Payments, Other Reimbursable Expenses or other payments made to or on behalf of the Transferred Employees of such Employer under the terms of the Employer’s Relocation Management Agreement.
“Seller Adjustment” shall have the meaning set forth in the Receivables Purchase Agreement.
“Series” shall have the meaning set forth in the Indenture.
“Series Enhancer” shall have the meaning set forth in the Indenture.
“Service Fee” shall mean any fee payable by an Employer under a Pool Relocation Management Agreement, including without limitation any fee payable with respect to the marketing and sale of a particular Home or otherwise in connection with any employee relocation services or asset management services performed under or in connection with such Pool Relocation Management Agreement.
“Servicer” shall mean the Originator, in its capacity as the Servicer under the Transfer and Servicing Agreement, and any successor thereto in such capacity appointed pursuant to Article IX of the Transfer and Servicing Agreement.
“Servicer Default” shall have the meaning set forth in the Transfer and Servicing Agreement.
“Servicer Dilution Adjustment” shall have the meaning set forth in the Transfer and Servicing Agreement.
“Subsidiary” shall mean, with respect to any Person, any corporation or other entity of which more than 50% of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors of such corporation (notwithstanding that at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) or other persons performing similar functions is at the time directly or

Appendix A -17

Exhibit 10.59

indirectly owned by such Person.
“Surviving Entity” shall have the meaning provided in Section 7.3(c)(i).
“Termination Date” shall mean the date specified by the Indenture Trustee following the occurrence of a CFC Purchase Termination Event; provided, however, that if an Event of Bankruptcy has occurred with respect to either the Originator or the Buyer, the Termination Date shall be deemed to have occurred automatically without any such notice.
“Transaction Documents” shall mean, collectively, this Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement, the Performance Guaranty, the CFC Subordinated Note, the Lockbox Agreements and all agreements, instruments, certificates, reports and documents (other than any of the Contracts) executed and delivered or to be executed and delivered under or in connection with any of the foregoing, as any of the foregoing may be amended, supplemented, restated or otherwise modified from time to time.
“Transaction Party” shall mean the Buyer, the Originator, ARSC, the Issuer or the Servicer (so long as the Servicer is the Originator or an Affiliate thereof).
“Transfer and Servicing Agreement” shall mean the transfer and servicing agreement dated as of April 25, 2000 by and between the Originator, the Buyer, ARSC, the Servicer and the Issuer.
“Transferred Employee” shall mean an individual designated by an authorized representative of an Employer pursuant to the applicable Relocation Management Agreement as a person entitled to the benefits of such Relocation Management Agreement.
“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.
“Ultimate Buyer” shall mean the buyer of a Home from the Originator (or from the Buyer or its assignee, as the case may be).
“Unbilled Receivable” shall mean any Cartus Receivable or CFC Receivable (other than any Unsold Home Receivable) that has not yet been billed to the related Obligor.
“Unmatured Servicer Default” shall have the meaning set forth in the Transfer and Servicing Agreement.
“Unpaid Balance” of any Receivable shall mean at any time the Dollar Equivalent of the unpaid amount thereof at such time; provided, however, that the Unpaid Balance of Unsold Home Receivables with respect to any Home shall be the aggregate amount (without duplication) of Receivables arising from Equity Payments, Mortgage Payoffs, Mortgage Payments and Equity Loans in respect of such Home.
“Unsold Home Receivable” shall mean any Cartus Receivable or CFC Receivable, including any Finance Charges in respect thereof, incurred in respect of an Equity Loan, Equity Payment,

Appendix A -18

Exhibit 10.59

Mortgage Payment, Mortgage Payoff or Direct Expenses on a Home that has not yet been sold to an Ultimate Buyer (or the sale of which has not been closed or the Home Sale Proceeds of which have not been received).
B.    Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP or with United States generally accepted regulatory principles, as applicable. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under GAAP or regulatory accounting principles, the definitions contained in this Agreement shall control. All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein are used herein as defined in such Article 9.
C.    Computation of Time Periods. Unless otherwise stated in this Agreement with respect to computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words ‘to” and “until’ means “to but excluding”.
D.    Reference. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and references to “Section”, “subsection”, “Appendix”, “ Schedule” and “Exhibit” in this Agreement are references to Sections, subsections, Appendices, Schedules and Exhibits in or to this Agreement unless otherwise specified in this Agreement. To the extent any Receivables are denominated in any currency other than Dollars, all references herein to the amount of such Receivables shall mean the Dollar Equivalent of the amount of such Receivables. References herein to this Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement, the Indenture and the Performance Guaranty shall mean and be references to each such document as amended and modified by that certain Omnibus Amendment, Agreement and Consent, dated December 20, 2004, that certain Second Omnibus Amendment, dated January 31, 2005, that certain Amendment, Agreement and Consent, dated January 30, 2006, that certain Third Omnibus Amendment, Agreement and Consent, dated May 12, 2006, that certain Fourth Omnibus Amendment dated November 29, 2006, that certain Fifth Omnibus Amendment, dated April 10, 2007, that certain Sixth Omnibus Amendment, dated June 6, 2007, and that certain Seventh Omnibus Amendment, dated December 14, 2011.

Appendix A -19

Exhibit 10.59

SCHEDULE 2.1
to
PURCHASE AGREEMENT
Dated as of April 25, 2000
List of Pool Relocation Management Agreements
[As certified by the Originator and on file with the Buyer and its assignees]

Schedule 2.1 -1

Exhibit 10.59

SCHEDULE 6.1(n)
to
PURCHASE AGREEMENT
Dated as of April 25, 2000
Principal Place of Business
and Chief Executive Office of the Originator
Cartus Corporation
40 Apple Ridge Road
Danbury, Connecticut 06810
List of Offices Where
the Originator Keeps Cartus Records
Cartus Corporation
40 Apple Ridge Road
Danbury, CT 06810
Chicago
1011 Warrenville Road
Suite 300
Lisle, IL 60532 USA
Phone: +1.630.493.6500
Irving
8081 Royal Ridge Parkway
Suite 200
Irving, TX 75063
Phone: +1.972.870.2700
Los Angeles
2040 Main Street
Suite 705
Irvine, CA 92614 USA
Phone: +1.949.885.5200
Memphis
6077 Primacy Parkway
Memphis, TN 38119 USA
Phone: +1.901.291.5500
Minneapolis
1600 Utica Avenue South
Suite 100
St. Louis Park, MN 55416 USA

Schedule 6.1(n) -1

Exhibit 10.59

Phone: +1.952.852.4100
Omaha
3905 South 148th Street
2nd Floor
Omaha, NE 68144 USA
Phone: +1.402.829.6700
Sacramento
620 Coolidge Drive
Suite 230
Folsom, CA 95630 USA
Phone: +1.916.605.5900

Schedule 6.1(n) -2

Exhibit 10.59

SCHEDULE 6.1(s)
to
PURCHASE AGREEMENT
Dated as of April 25, 2000
List of Legal Names for Cartus Corporation
Cendant Mobility Services Corporation
Coldwell Banker Moving Services, Inc.
Coldwell Banker Relocation Services, Inc.
Executrans, Inc.
HFS Mobility Services, Inc.
PHH Homequity Corporation
PHH Real Estate Services Corporation
Relocation 1, Inc.
Worldwide Relocation Management Inc.
Primacy Relocation, LLC

Schedule 6.1(s) -1

Exhibit 10.59

SCHEDULE 11.2
to
PURCHASE AGREEMENT
Dated as of April 25, 2000
Notice Addresses
Cartus Corporation
40 Apple Ridge Road
Danbury, Connecticut 06810
Fax: (203) 205-6575
Cartus Financial Corporation
40 Apple Ridge Road
Suite 4C68
Danbury, CT 06810
Fax: 203-749-8775

Schedule 11.2 -1

Exhibit 10.59

EXHIBIT 2.1
to
PURCHASE AGREEMENT
Dated as of April 25, 2000
FORM OF NOTICE OF ADDITIONAL
POOL RELOCATION MANAGEMENT AGREEMENTS
[DATE]
Cartus Financial Corporation
40 Apple Ridge Road
Suite 4C68
Danbury, CT 06810
Fax: 203-749-8775
Re: Additional Pool Relocation Management Agreements
Dear Sir or Madam:
Reference is made to the Purchase Agreement, dated as of April 25, 2000 (the “Purchase Agreement”), between Cartus Corporation and Cartus Financial Corporation. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Purchase Agreement.
Pursuant to Section 2.1 of the Purchase Agreement, we are required to deliver a notice to you on the last of day of each month setting forth the new Relocation Management Agreements which were executed during such month. Attached hereto is a list of Pool Relocation Management Agreements that were executed during [Month/Year]. Pursuant to Section 2.1 of the Purchase Agreement, Schedule 2.1 to the Purchase Agreement is hereby amended to include the Relocation Management Agreements attached hereto.
Very truly yours,

CARTUS CORPORATION

By:
    Name:
    Title:

Exhibit 2.1 -1

Exhibit 10.59

EXHIBIT 4.2
to
PURCHASE AGREEMENT
Dated as of April 25, 2000
FORM OF CFC SUBORDINATED NOTE
[Attached]

1

Exhibit 10.59

AMENDED AND RESTATED
CFC SUBORDINATED NOTE

April 25, 2000
as Amended and Restated December 16, 2011

1.    Note. FOR VALUE RECEIVED, the undersigned, CARTUS FINANCIAL CORPORATION, a Delaware corporation (the “Buyer”), hereby unconditionally promises to pay to the order of CARTUS CORPORATION, a Delaware corporation (the “Originator”), in lawful money of the United States of America and in immediately available funds, on the day following the Final Payout Date, the aggregate unpaid principal sum outstanding of all “CFC Subordinated Loans” made from time to time by the Originator to the Buyer pursuant to and in accordance with the terms of that certain Purchase Agreement dated as of April 25, 2000, between the Originator and the Buyer (as amended, restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”). Reference to Sections 4.2 and 5.2 of the Purchase Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All capitalized terms used herein that are not otherwise specifically defined herein shall have the meanings given to such terms in the Purchase Agreement. No advance shall be made hereunder on any date if the aggregate principal amount outstanding hereunder on such date after giving effect to such advance, would exceed an amount equal to five times the net worth of CFC. Proceeds of amounts advanced hereunder shall not be used for any purpose except to purchase CFC Homes (including the making of Equity Payments), to make Mortgage Payments and Mortgage Payoffs with respect to CFC Homes and to pay Seller Adjustments.

2.    Interest. The Buyer further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to LIBOR plus 2.25%; provided, however, that if the Buyer defaults in the payment of any principal hereof, the Buyer promises to pay, on demand, interest at the Prime Rate plus 2.00% per annum on any such unpaid amounts, accrued with respect to each Interest Period from the date such payment is due to the date of actual payment. LIBOR shall be determined on each LIBOR Determination Date on the basis of the rate for deposits in United States dollars for a one‑month period which appears on Reuters Screen LIBOR01 as of 11:00 a.m., London time, on such date. If such rate does not appear on Reuters Screen LIBOR01, the rate for that LIBOR Determination Date shall be determined on the basis of the rates quoted by the four major banks in the London interbank market selected by the Paying Agent to the Paying Agent as the rates at which deposits in United States dollars are offered by the four major banks in the London interbank market selected by the Paying Agent to the Paying Agent at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one‑month period. Interest shall be payable on the Distribution Date in each month in arrears. The outstanding principal of any loan made under this CFC Subordinated Note shall be due and payable on the day after the Final Payout Date, and may be repaid or prepaid at any time without premium or penalty.

LIBOR Determination Date means the second London Business Day prior to the commencement of the second and each subsequent Interest Period. A London Business Day is any Business Day on which dealings in deposits in U.S. dollars are transacted in the London interbank market and banking institutions in London are not authorized or obligated by law or regulation to close. An Interest Period is the period beginning on and including the Distribution Date immediately preceding such Distribution Date. A Distribution Date means June 15, 2000 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

2

Exhibit 10.59

3.    Principal Payments. The Originator is authorized and directed by the Buyer to enter in its books and records the date and amount of each loan made by it that is evidenced by this CFC Subordinated Note and the amount of each payment of principal made by the Buyer and, absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of the Originator to make any such entry or any error therein shall expand, limit or affect the obligations of the Buyer hereunder.

4.    Subordination. The indebtedness evidenced by this CFC Subordinated Note is subordinated to the prior payment in full of all of the Buyer’s recourse obligations under the Receivables Purchase Agreement. The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Buyer’s successors and assigns and/or any of their respective assignees (collectively, the “Senior Claimants”) under the Receivables Purchase Agreement. Until the date after the Final Payout Date on which all advances outstanding under the Receivables Purchase Agreement have been repaid in full and all other obligations of the Buyer thereunder (all such obligations, collectively, the “Senior Claims”) have been indefeasibly paid and satisfied in full, the Originator shall not demand, accelerate, sue for, take, receive or accept from the Buyer, directly or indirectly, in cash or other property or by set-off or any other manner (including without limitation from or by way of collateral) any payment or security of all or any of the indebtedness under this CFC Subordinated Note or exercise any remedies or take any action or proceeding to enforce the same; provided, however, that (i) the Originator hereby agrees that it will not institute against the Buyer any Insolvency Proceeding unless and until a period of one year and one day has elapsed after the Final Payout Date and (ii) nothing in this paragraph shall restrict the Buyer from paying, or the Originator from requesting, any payments under this CFC Subordinated Note so long as the Buyer is not required under the Receivables Purchase Agreement to set aside the funds used for such payments for the benefit of, or otherwise pay over to, any of the Senior Claimants; and provided, further, that the making of such payment would not otherwise violate the terms and provisions of the Receivables Purchase Agreement. Should any payment, distribution or security or proceeds thereof be received by the Originator in violation of the immediately preceding sentence, the Originator agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Indenture Trustee for the benefit of the Senior Claimants.

5.    Bankruptcy; Insolvency. Upon the occurrence of any Insolvency Proceeding involving the Buyer as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due under the Receivables Purchase Agreement (whether or not any or all of such amount is an allowable claim in any such proceeding) before the Originator is entitled to receive payment on account of this CFC Subordinated Note and, to that end, any payment or distribution of assets of the Buyer of any kind or character, whether in cash, securities or other property in any applicable Insolvency Proceeding which would otherwise be payable to, or deliverable upon or with respect to, any or all indebtedness under this CFC Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) pursuant to the Receivables Purchase Agreement for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

6.    GOVERNING LAW. THIS CFC SUBORDINATED NOTE SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK. WHEREVER POSSIBLE EACH PROVISION OF THIS CFC SUBORDINATED

3

Exhibit 10.59

NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS CFC SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS CFC SUBORDINATED NOTE.

7.    Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Originator additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this CFC Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

8.    Assignment. Prior to the satisfaction and discharge of the Indenture pursuant to Article IV thereof, this CFC Subordinated Note may not be assigned, pledged or otherwise transferred to any party other than Originator except in accordance with the Receivables Purchase Agreement.

[The remainder of this page has been left blank intentionally.]

4

Exhibit 10.59

CARTUS FINANCIAL CORPORATION

By:    _____________________________
    Name:
Title:

Acknowledged and agreed:

CARTUS CORPORATION

By:    ______________________________________
Name:
Title:

Exhibit 10.59

EXHIBIT 6.1(u)
to
PURCHASE AGREEMENT
Dated as of April 25, 2000
CREDIT AND COLLECTION POLICY
[As certified by the Originator and on file with the Buyer and its assignees]

Exhibit 6.1(u) -1

Exhibit 10.59

EXHIBIT 7.3(j)
to
PURCHASE AGREEMENT
Dated as of April 25, 2000
FORM OF ACKNOWLEDGMENT LETTER
For purposes of this Section _____, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Transfer and Servicing Agreement, dated April 25, 2000, among Apple Ridge Services Corporation (“ARSC”), Cartus Corporation (“Cartus”), Cartus Financial Corporation (“CFC”), Apple Ridge Funding LLC (“ARF”) and U.S. Bank National Association (the “Indenture Trustee”), or, if not defined therein, as assigned to such terms in the “Purchase Agreement” or “Receivables Purchase Agreement” referred to therein, in each case as each such agreement has been amended by (i) that certain Amendment, Agreement and Consent dated December 20, 2004, (ii) that certain Second Omnibus Amendment dated January 31, 2005, (iii) that certain Amendment, Agreement and Consent dated January 30, 2006, (iv) that certain Third Omnibus Amendment, Agreement and Consent dated May 12, 2006, (v) that certain Fourth Omnibus Amendment dated November 29, 2006 and (vi) that certain Fifth Omnibus Amendment dated April 10, 2007. Subsequent references in this Section _____ to ARSC, Cartus and CFC below shall mean and be references to such corporations as they currently exist but shall also include references to any limited liability companies which succeed to the assets and liabilities of such companies in connection with a conversion of any such corporation into a limited liability company.
The Collateral Agent acknowledges and agrees, and each Secured Party by its execution of the Credit Agreement (or its Assignment and Acceptance) and/or its acceptance of the benefits of this Agreement acknowledges and agrees, as follows, solely in its capacity as a Secured Party:
Each Secured Party hereby acknowledges that (i) CFC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing Cartus Purchased Assets (originally referred to as CMSC Purchased Assets) from Cartus pursuant to the Purchase Agreement, making Equity Payments, Equity Loans, Mortgage Payoffs and Mortgage Payments to or on behalf of employees or otherwise purchasing Homes in connection with the Pool Relocation Management Agreements, funding such activities through the sale of CFC Receivables (originally referred to as CMF Receivables) to ARSC, and such other activities as it deems necessary or appropriate in connection therewith, (ii) ARSC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing from CFC all CFC Receivables acquired by CFC from Cartus or otherwise originated by CFC, funding such acquisitions through the sale of the CFC Receivables to ARF and such other activities as it deems necessary or appropriate to carry out such activities, and (iii) ARF is a limited purpose limited liability company whose activities are limited in its limited liability company agreement to purchasing the Pool Receivables from ARSC, funding such acquisitions through the issuance of the Notes, pledging such Pool Receivables to the Indenture Trustee and such other activities as it deems necessary or appropriate to carry out such activities.
Each Secured Party hereby acknowledges and agrees that (i) the foregoing transfers are intended to be true and absolute sales as a result of which Cartus has no right, title and interest in and to any of the Cartus Purchased Assets, any Homes acquired by CFC in connection therewith or any CFC Receivables, including any Related Property relating thereto, any proceeds thereof or earnings thereon (collectively, the “Pool Assets”), (ii) none of CFC, ARSC or ARF is a Loan Party, (iii) such Secured Party

Exhibit 7.3(j) -1

Exhibit 10.59

is not a creditor of, and has no recourse to, CFC, ARSC or ARF pursuant to the Credit Agreement or any other Loan Document, and (iv) such Secured Party has no lien on or claim, contractual or otherwise, arising under the Credit Agreement or any other Loan Document to the Pool Assets (whether now existing or hereafter acquired and whether tangible or intangible); provided that nothing herein shall limit any rights the Secured Parties may have to any proceeds or earnings which are transferred from time to time to Cartus by CFC, ARSC or ARF.
No Secured Party will institute against or join any other Person in instituting against CFC, ARSC or ARF any insolvency proceeding, or solicit, join in soliciting, cooperate with or encourage any motion in support of, any insolvency proceeding involving CFC, ARSC or ARF until one year and one day after the payment in full of all Notes; provided, that the foregoing shall not limit the right of any Secured Party to file any claim in or otherwise take any action (not inconsistent with the provisions of this Section ___) permitted or required by applicable laws with respect to any insolvency proceeding instituted against CFC, ARSC or ARF by any other person.
Without limiting the foregoing, in the event of any voluntary or involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any Federal or state bankruptcy or similar law involving Cartus, CFC, ARSC, ARF or any other Affiliates of Cartus as debtor, or otherwise, the Secured Parties agree that if, notwithstanding the intent of the parties, Cartus is found to have a property interest in the Pool Assets, then, in such event, CFC and its assigns, including the Indenture Trustee, shall have a first and prior claim to the Pool Assets, and any claim or rights the Secured Parties may have to the Pool Assets, contractual or otherwise, shall be subject to the prior claims of the Indenture Trustee and the Noteholders until all amounts owing under the Indenture shall have been paid in full, and the Secured Parties agree to turn over to the Indenture Trustee any amounts received contrary to the provisions of this clause (d).
Each Secured Party hereby covenants and agrees that it will not agree to any amendment, supplement or other modification of this Section _____ without the prior written consent of the Indenture Trustee. Each Secured Party further agrees that the provisions of this Section _____ are made for the benefit of, and may be relied upon and enforced by, the Indenture Trustee and that the Indenture Trustee shall be a third party beneficiary of this Section _____.

Exhibit 7.3(j) -2

Exhibit 10.59

EXHIBIT C
to
PURCHASE AGREEMENT
Dated as of April 25, 2000
FORMS OF RELOCATION MANAGEMENT AGREEMENTS
[As certified by the Originator and on file with the Buyer and its assignees]

Exhibit C -1

Exhibit 10.59

Exhibit A-2

Receivables Purchase Agreement
[Attached]

Exhibit 10.59

CONFORMED COPY
AS AMENDED BY:
1. Omnibus Amendment, Agreement and Consent
dated December 20, 2004.
2. Second Omnibus Amendment dated January 31, 2005
3. Third Omnibus Amendment, Agreement and Consent dated May 12, 2006
4. Fifth Omnibus Amendment dated April 10, 2007
5. Seventh Omnibus Amendment dated December 14, 2011
RECEIVABLES PURCHASE AGREEMENT
Dated as of April 25, 2000
by and between
CARTUS FINANCIAL CORPORATION
as originator and seller,
and
APPLE RIDGE SERVICES CORPORATION
as buyer

Exhibit 10.59

TABLE OF CONTENTS

ARTICLE I
DEFINITIONS

ARTICLE II
SALE AND PURCHASE OF ASSETS
		Page

Section 2.1	Sale and Purchase	1
Section 2.2	Purchases	3
Section 2.3	No Assumption	3
Section 2.4	No Recourse	3
Section 2.5	True Sales	3
Section 2.6	Servicing of ARSC Purchased Assets	4
Section 2.7	Financing Statements	4

ARTICLE III
CALCULATION OF ARSC PURCHASE PRICE
Section 3.1	Calculation of the ARSC Purchase Price	4

ARTICLE IV
PAYMENT OF ARSC PURCHASE PRICE
Section 4.1	ARSC Purchase Price Payments	4
Section 4.2	The ARSC Subordinated Note	5
Section 4.3	Seller Adjustments; Originator Adjustments	5
Section 4.4	Payments and Computations, Etc.	6

ARTICLE V
CONDITIONS PRECEDENT
Section 5.1	Conditions Precedent to Sales and Purchases	7
Section 5.2	Conditions Precedent to ARSC Subordinated Loans	7

ARTICLE VI
REPRESENTATIONS AND WARRANTIES
Section 6.1	Representations and Warranties of the Seller	7
Section 6.2	Representations and Warranties of ARSC	12

ARTICLE VII
GENERAL COVENANTS
Section 7.1	Affirmative Covenants of the Seller	12
Section 7.2	Reporting Requirements	16
Section 7.3	Negative Covenants of the Seller	17

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Exhibit 10.59

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Exhibit 10.59

APPENDIX
APPENDIX A        Definitions
SCHEDULES
SCHEDULE 2.1    List of CFC Home Purchase Contracts

SCHEDULE 6.1(n)	Principal Place of Business and Chief Executive Office of the Seller and List of Offices Where the Seller Keeps CFC Records
SCHEDULE 6.1(q)    List of Legal Names for Cartus Financial Corporation
SCHEDULE 11.2    Notice Addresses
EXHIBITS
EXHIBIT 2.1        Form of Notice of Additional CFC Home Purchase Contracts
EXHIBIT 4.2        Form of ARSC Subordinated Note

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Exhibit 10.59

RECEIVABLES PURCHASE AGREEMENT
THIS RECEIVABLES PURCHASE AGREEMENT (this “Agreement”) dated as of April 25, 2000 made by and between CARTUS FINANCIAL CORPORATION, a Delaware corporation, as originator and seller (the “Seller”) and APPLE RIDGE SERVICES CORPORATION, a Delaware Corporation, as buyer (“ARSC”).
WHEREAS, the Seller has purchased certain Receivables and Related Assets from Cartus Corporation (“Cartus”) and from time to time hereafter will create, and will purchase from Cartus, additional Receivables and Related Assets; and
WHEREAS, the Seller wishes to sell Receivables and Related Assets that it now owns and Receivables and Related Assets that it from time to time hereafter will own to ARSC, and ARSC is willing to purchase such Receivables and Related Assets from the Seller from time to time, on the terms and subject to the conditions contained in this Agreement; and
WHEREAS, ARSC intends to transfer the ARSC Purchased Assets to the Issuer from and after the Closing Date pursuant to the terms of the Transfer and Servicing Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
Article I

DEFINITIONS
Capitalized terms used and not otherwise defined in this Agreement have the meanings specified in Part A of Appendix A or as specified in Appendix A of the Purchase Agreement. In addition, this Agreement shall be interpreted in accordance with the conventions set forth in Parts B, C and D of Appendix A.
ARTICLE II

SALE AND PURCHASE OF ASSETS
Section 2.1    Sale and Purchase.
(a)    Agreement. Upon the terms and subject to the conditions hereof, ARSC agrees to buy, and the Seller agrees to sell, all of the Seller’s right, title and interest in and to the following:
(i)    all Cartus Purchased Assets owned by the Seller on the Closing Date or thereafter purchased, and all rights of the Seller under the Purchase Agreement and the Performance Guaranty with respect to the Cartus Purchased Assets (collectively, the “Seller Purchased Assets”);
(ii)    all Receivables arising out of or with respect to Equity Payments, Mortgage Payments and Mortgage Payoffs made by or on behalf of the Seller in respect of Home Purchase Contracts to which CFC is a party from and after the Closing Date (including, without

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Exhibit 10.59

limitation, all CFC Designated Receivables) (collectively, the “Seller Receivables”);
(iii)    all Related Property with respect to the Seller Receivables (collectively, the “Seller Related Property”);
(iv)    all CFC Collections; and
(v)    all proceeds of and earnings on any of the foregoing.
The items listed above in clauses (iii), (iv) and (v), whenever and wherever arising, are collectively referred to herein as the “Seller Related Assets.” The Seller Purchased Assets, the Seller Receivables and the Seller Related Assets are sometimes collectively referred to herein as the “Seller Assets.”
As used herein, “CFC Purchased Assets” means Seller Purchased Assets that are being purchased or have been Purchased by ARSC hereunder; “CFC Receivables” means Seller Receivables that are being purchased or have been Purchased by ARSC hereunder; “CFC Related Property” means Seller Related Property that is being purchased or has been Purchased by ARSC hereunder; “CFC Related Assets” means Seller Related Assets that are being purchased or have been Purchased by ARSC hereunder; and “ARSC Purchased Assets” means Seller Assets that are being purchased or have been Purchased by ARSC hereunder.
Schedule 2.1 sets forth a list of all CFC Home Purchase Contracts as of the Closing Date. Each new Home Purchase Contract that is not an Excluded Contract and that is entered into by the Seller on any day in a month shall be added to the CFC Home Purchase Contracts and shall be reported on the last day of such month by delivering a notice as set forth in Exhibit 2.1 to ARSC or its designee, whereupon Schedule 2.1 shall be amended by the Seller to add such new Home Purchase Contract to the list of CFC Home Purchase Contracts set forth therein. On or prior to the date of the delivery of any such notice, the Seller shall indicate, or cause to be indicated, in its computer files, books and records that the CFC Receivables and other ARSC Purchased Assets then existing and thereafter created pursuant to or in connection with each such CFC Home Purchase Contract are being transferred to ARSC pursuant to this Agreement.
(b)    Treatment of Certain Receivables and CFC Related Assets. It is expressly understood that (i) each Pool Receivable sold to ARSC hereunder, together with all other Cartus Purchased Assets and all CFC Related Assets then existing or thereafter created and arising with respect thereto, will thereafter be the property of ARSC (or its assignees), without the necessity of any further purchase or other action by ARSC (other than satisfaction of the conditions set forth herein) and (ii) the change of a Receivable’s status from that of Unsold Home Receivable to Unbilled Receivable or from Unbilled Receivable to Billed Receivable shall not be deemed the creation of a new Receivable for any purpose.
Section 2.2    Purchases. On the Closing Date, ARSC shall purchase all of the Seller’s right, title and interest in and to all Seller Assets and in any property described in clause (vi) of Section 2.1 existing as of the close of business on the immediately preceding Business Day. On each Business Day thereafter until the ARSC Termination Date, ARSC shall purchase all of the Seller’s right, title and interest in and to all Seller Assets and in any property described in clause (vi) of Section 2.1 existing as of the close of business on the immediately preceding Business Day that were not previously purchased by ARSC hereunder. Notwithstanding the foregoing, if an Insolvency Proceeding is pending with respect to either the Seller or ARSC prior to the Termination Date, the Seller shall not sell and ARSC shall not buy any ARSC Purchased Assets hereunder unless and until such Insolvency Proceeding is dismissed or

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Exhibit 10.59

otherwise terminated.
Section 2.3    No Assumption. The sales and Purchases of ARSC Purchased Assets do not constitute and are not intended to result in a creation or an assumption by ARSC or its successors and assigns of any obligation of Cartus, the Seller or any other Person in connection with the ARSC Purchased Assets (other than such obligations as may arise from the ownership of the Pool Receivables) or under the related Contracts or any other agreement or instrument relating thereto, including without limitation any obligation to any Obligors or Transferred Employees. None of the Servicer, ARSC or ARSC’s assignees shall have any obligation or liability to any Obligor, Transferred Employee or other customer or client of Cartus (including without limitation any obligation to perform any of the obligations of Cartus under any Relocation Management Agreement, Cartus Home Purchase Contract, Cartus Related Property or any other agreement or any obligation of the Seller under any CFC Home Purchase Contract), except such obligations as may arise from the ownership of the Pool Receivables. Except as expressly provided in Section 3.05(j) of the Transfer and Servicing Agreement, no such obligation or liability to any Obligor, Transferred Employee or other customer or client of Cartus is intended to be assumed by the Servicer or its successors and assigns hereunder or under the Transfer and Servicing Agreement, and any such assumption is expressly disclaimed.
Section 2.4    No Recourse. Except as specifically provided in this Agreement, the sale and Purchase of the ARSC Purchased Assets and any other property described in clause (vi) of Section 2.1 (a) under this Agreement shall be without recourse to the Seller; provided, however, that the Seller shall be liable to ARSC and its successors and assigns for all representations, warranties, covenants and indemnities made by it pursuant to the terms of this Agreement (it being understood that such obligations of the Seller will not arise solely on account of the credit-related inability of an Obligor to pay a Receivable).
Section 2.5    True Sales. The Seller and ARSC intend the transfers of ARSC Purchased Assets hereunder to be true sales by the Seller to ARSC that are absolute and irrevocable and to provide ARSC with the full benefits of ownership of the ARSC Purchased Assets, and neither the Seller nor ARSC intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from ARSC to the Seller, secured by the ARSC Purchased Assets.
Section 2.6    Servicing of ARSC Purchased Assets. Consistent with ARSC’s ownership of all ARSC Purchased Assets and subject to the terms of the Pool Relocation Management Agreements, as between the parties to this Agreement, ARSC shall have the sole right to service, administer and collect all ARSC Purchased Assets, to assign such right and to delegate such right to others. In consideration of ARSC’s purchase of the ARSC Purchased Assets and as more fully set forth in Section 11.12, the Seller hereby acknowledges and agrees that ARSC intends to assign for the benefit of the Issuer and its successors and assigns the rights and interests granted by the Seller to ARSC hereunder, and agrees to cooperate fully with the Issuer and its successors and assigns in the exercise of such rights.
Section 2.7    Financing Statements. In connection with the transfer described above, the Seller agrees, at its expense, to record and file financing statements (and continuation statements when applicable) with respect to the ARSC Purchased Assets conveyed by the Seller meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect and maintain the perfection of the transfer and assignment of its interest in the ARSC Purchased Assets to ARSC, and to deliver a file stamped copy of each such financing statement or other evidence of such filing to ARSC as soon as practicable after the Closing Date; provided, however, that prior to recordation pursuant to Section 8.3 or the sale of a Home to an Ultimate Buyer, record title to such Home may remain in the name of the related Transferred Employee and no recordation in real estate records of the conveyance pursuant

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Exhibit 10.59

to the related Home Purchase Contract or Home Sale Contract shall be made except as otherwise required or permitted under Section 2.01(d)(i) of the Transfer and Servicing Agreement.
ARTICLE III

CALCULATION OF ARSC PURCHASE PRICE
Section 3.1    Calculation of the ARSC Purchase Price.
(a)    Intentionally Omitted
(b)    With respect to the Purchase of any ARSC Purchased Assets by ARSC from the Seller pursuant to Article II, (i) on the Closing Date, ARSC shall pay to the Seller a purchase price equal to $653,974,274, and (ii) thereafter ARSC shall pay to the Seller, as provided in Section 4.1, a purchase price (each such purchase price, the “ARSC Purchase Price”) in an amount that the Seller and ARSC mutually agree is the fair market value of such ARSC Purchased Asset.
ARTICLE IV

PAYMENT OF ARSC PURCHASE PRICE
Section 4.1    ARSC Purchase Price Payments. On the terms and subject to the conditions of this Agreement, ARSC shall pay to the Seller on the Closing Date the ARSC Purchase Price for the ARSC Purchased Assets sold on such date, by paying such ARSC Purchase Price to the Seller in cash. On each other Business Day in each Monthly Period, on the terms and subject to the conditions of this Agreement, ARSC shall pay to the Seller in cash an amount mutually agreed upon by the Seller and ARSC on account of the ARSC Purchase Price for the ARSC Purchased Assets purchased by ARSC during such Monthly Period. Within seven Business Days after the end of each Monthly Period, the Seller shall deliver to ARSC an accounting with respect to all Purchases of ARSC Purchased Assets that were made during such Monthly Period and the aggregate ARSC Purchase Price for all the ARSC Purchased Assets that were purchased by ARSC during such Monthly Period. If the payments on account of the ARSC Purchase Price for such Monthly Period exceed the aggregate ARSC Purchase Price set forth in such report minus the aggregate Originator Adjustments for such Monthly Period calculated pursuant to Section 4.3(c), then the Seller shall promptly pay such excess to ARSC in cash and if the payments on account of the ARSC Purchase Price for such Monthly Period are less than the aggregate ARSC Purchase Price set forth in such report minus the aggregate Originator Adjustments for such Monthly Period calculated pursuant to Section 4.3(c), then ARSC shall promptly pay such deficiency to the Seller in cash. The parties recognize and agree that in order to avoid a multiplicity of wires, and the related bank charges, and to simplify the administration of payments, (i) ARSC shall pay to Cartus as the Originator all payments of the ARSC Purchase Price payable to the Seller hereunder to the extent necessary to satisfy the obligations of the Seller to pay the purchase price to Cartus as the Originator under the Purchase Agreement, (ii) pursuant to the Transfer and Servicing Agreement, ARSC has instructed the Issuer to pay to the Seller or its assignee all amounts owing by the Issuer to ARSC on account of the purchase price thereunder to the extent necessary to satisfy the obligations of ARSC to pay the ARSC Purchase Price to the Seller hereunder, and (iii) the result of the foregoing provisions is that the Issuer will make payments directly to Cartus as the Originator, which payments shall constitute payment from the Issuer to ARSC, from ARSC to the Seller, and from the Seller to Cartus as the Originator, and the obligations of the Seller under this Section 4.1 shall be satisfied to the extent of such payments received by Cartus as the Originator.

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Exhibit 10.59

Section 4.2    The ARSC Subordinated Note. On the Closing Date, ARSC shall deliver to Cartus the ARSC Subordinated Note in the form set forth as Exhibit 4.2. Pursuant to the terms of, and subject to the limitations set forth in, the ARSC Subordinated Note, ARSC will request from Cartus an advance (each, an “ARSC Subordinated Loan”) on or prior to the ARSC Termination Date for the purpose of purchasing ARSC Purchased Assets hereunder. Pursuant to the terms of the ARSC Subordinated Note, ARSC shall not request or receive any advance thereunder on any date if the aggregate principal amount outstanding thereunder on such date, after giving effect to such advance, would exceed an amount equal to five times the net worth of ARSC (such maximum amount required to be advanced at any time, the “ARSC Subordinated Note Cap”). The ARSC Subordinated Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of, the ARSC Subordinated Note. Notwithstanding any other provision of this Agreement, ARSC shall not use funds borrowed under the ARSC Subordinated Note for any purpose other than paying the ARSC Purchase Price.
Section 4.3    Seller Adjustments; Originator Adjustments.
(a)    With respect to any CFC Receivable created by the Seller, if on any day ARSC (or ARSC’s assignee), the Servicer or the Seller determines that (i) any CFC Receivable that (A) was not identified by or on behalf of the Seller in the Daily Seller Report as other than an Eligible Receivable on the Business Day such CFC Receivable was sold hereunder or (B) was otherwise treated as or represented to be an Eligible Receivable in any Receivables Activity Report, was not in fact an Eligible Receivable on such date or (ii) any of the representations or warranties set forth in Section 6.1(d) or 6.1(k) was not true when made with respect to such CFC Receivable or the related CFC Related Asset (each such CFC Receivable described in clause (i) or clause (ii), a “CFC Noncomplying Asset”), then the Seller shall pay the aggregate Unpaid Balance of such CFC Receivables (such payment, the “CFC Noncomplying Asset Adjustment”) to ARSC in accordance with Section 4.3(c).
(b)    If on any day the Unpaid Balance of any CFC Receivable (i) is reduced as a result of any cash discount or any adjustment by the Seller, (ii) is subject to reduction on account of any offsetting account payable of the Seller to an Obligor or is reduced or cancelled as a result of a set-off in respect of any claim by, or defense or credit of, the related Obligor against the Seller (whether such claim, defense or credit arises out of the same or a related or an unrelated transaction) or (iii) is reduced on account of the obligation of the Seller to pay to the related Obligor any rebate or refund (each of the reductions and cancellations described above in clauses (i) through (iii), a “Seller Dilution Adjustment”), then the Seller shall pay such Seller Dilution Adjustment to ARSC in accordance with Section 4.3(c).
(c)    Within seven Business Days after the end of each Monthly Period, the Seller shall pay to ARSC, in accordance with Section 4.4 and as provided in Section 4.1, an amount (an “Originator Adjustment”) equal to the sum of (A) the aggregate Originator Dilution Adjustments, if any, owing on account of each day during such Monthly Period plus (B) the aggregate CFC Noncomplying Asset Adjustments, if any, owing on account of each day during such Monthly Period. The CFC Receivables that gave rise to any CFC Noncomplying Asset Adjustment shall remain the property of ARSC. From and after the day on which any Cartus Noncomplying Asset Adjustment or CFC Noncomplying Asset Adjustment is made, any collections received by ARSC that are identified as proceeds of the Receivables that gave rise to such Cartus Noncomplying Asset Adjustment or CFC Noncomplying Asset Adjustment and any Related Property with respect to such Receivable shall be promptly returned to the Seller.
(d)    The Seller shall pay to ARSC in cash, on the date of receipt by the Seller, any payment in respect of Originator Adjustments relating to the ARSC Purchased Assets made by Cartus to the Seller pursuant to the Purchase Agreement. The Seller shall instruct Cartus to deposit all payments in respect of such Originator Adjustments directly in the Collection Account.

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Exhibit 10.59

Section 4.4    Payments and Computations, Etc. All amounts to be paid by the Seller to ARSC hereunder shall be paid in accordance with the terms hereof no later than 11:00 a.m. (New York time) on the day when due in United States dollars in immediately available funds to an account specified in writing from time to time by ARSC or its designee. Payments received by ARSC after such time shall be deemed to have been received on the next Business Day. If any payment becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. The Seller shall pay to ARSC, on demand, interest on all amounts not paid when due hereunder at a rate equal to the Prime Rate plus 2% per annum; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day). All payments made under this Agreement shall be made without set-off or counterclaim.
ARTICLE V

CONDITIONS PRECEDENT
Section 5.1    Conditions Precedent to Sales and Purchases. No Purchase of ARSC Purchased Assets shall be made hereunder on any date on which ARSC does not have sufficient funds available to pay the ARSC Purchase Price in cash (including cash made available to ARSC under the ARSC Subordinated Loan).
Section 5.2    Conditions Precedent to ARSC Subordinated Loans. ARSC shall not request any ARSC Subordinated Loan under the ARSC Subordinated Note unless the following conditions precedent have been satisfied on the date of such ARSC Subordinated Loan:
(a)    the ARSC Subordinated Note shall have been duly executed and delivered by ARSC and shall be in full force and effect;
(b)    no Event of Bankruptcy shall have occurred and be continuing with respect to ARSC; and
(c)    after giving effect to such ARSC Subordinated Loan, the aggregate outstanding principal amount of the ARSC Subordinated Note shall not exceed the ARSC Subordinated Note Cap.
ARTICLE VI

REPRESENTATIONS AND WARRANTIES
Section 6.1    Representations and Warranties of the Seller. In order to induce ARSC to enter into this Agreement and to make Purchases hereunder, the Seller hereby makes the representations and warranties set forth in this Section 6.1, in each case as of the date hereof, as of the Closing Date, as of the date of each Purchase hereunder and as of any other date specified in such representation and warranty.
(a)    Organization and Good Standing. The Seller is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has full power and authority to own its properties and to conduct its business as such properties are presently owned and such business

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Exhibit 10.59

is presently conducted. The Seller had at all relevant times, and now has, all necessary power, authority and legal right to own and sell the ARSC Purchased Assets.
(b)    Due Qualification. The Seller is duly qualified to do business, is in good standing as a foreign corporation, and has obtained (or has filed all necessary applications for and will obtain within 60 days of the Closing Date) all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals and in which the failure so to qualify or to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could reasonably be expected to give rise to a Material Adverse Effect.
(c)    Power and Authority; Due Authorization. The Seller (i) has all necessary corporate power and authority (A) to execute and deliver this Agreement, the Contracts and the other Transaction Documents to which it is a party, (B) to perform its obligations under this Agreement, the Contracts and the other Transaction Documents to which it is a party and (C) to sell and assign the ARSC Purchased Assets transferred hereunder on and after such date, on the terms and subject to the conditions herein and therein provided and (ii) has duly authorized by all necessary corporate action such sale and assignment and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Agreement, the Contracts and the other Transaction Documents to which it is a party.
(d)    Valid Sale; Binding Obligations. This Agreement constitutes a valid sale, transfer, set-over and conveyance to ARSC of all of the Seller’s right, title and interest in, to and under the Pool Receivables transferred hereunder on such date, which is perfected and of first priority (subject to Permitted Liens and Permitted Exceptions) under the UCC and other applicable law, enforceable against creditors of, and purchasers from, the Seller, free and clear of any Lien (other than Permitted Liens); and this Agreement constitutes, and each other Transaction Document to which the Seller is a party when duly executed and delivered will constitute, a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)    No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to be signed by the Seller, and the fulfillment of the terms hereof and thereof, will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under (A) the certificate of incorporation or the by-laws of the Seller or (B) any material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which the Seller is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Lien on any of the ARSC Purchased Assets pursuant to the terms of any such material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument other than this Agreement and the other Transaction Documents or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to the Seller or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller, which conflict or violation described in this clause (iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(f)    Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending, or to the best knowledge of the Seller threatened, against the Seller before any

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Exhibit 10.59

court, arbitrator, regulatory body, administrative agency or other tribunal or governmental instrumentality and (ii) the Seller is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of either of the foregoing clauses (i) or (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the sale of any ARSC Purchased Asset by the Seller to ARSC, the creation of a material amount of CFC Receivables or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (C) seeks any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any other Transaction Document to which it is a party or the validity or enforceability of this Agreement or any other Transaction Document to which it is a party or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect.
(g)    Governmental Approvals. Except where the failure to obtain or make such authorization, consent, order, approval or action could not reasonably be expected to have a Material Adverse Effect, (i) all authorizations, consents, orders and approvals of, or other actions by, any Governmental Authority that are required to be obtained by the Seller in connection with the conveyance of the ARSC Purchased Assets transferred hereunder on and after such date, or the due execution, delivery and performance by the Seller of this Agreement or any other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Agreement or any other Transaction Documents to which it is a party have been obtained or made and are in full force and effect and (ii) all filings with any Governmental Authority that are required to be obtained in connection with such conveyance and the execution and delivery by the Seller of this Agreement have been made; provided, however, that prior to recordation pursuant to Section 8.3 or the sale of a Home to an Ultimate Buyer, record title to such Home may remain in the name of the related Transferred Employee and no recordation in real estate records of the conveyance pursuant to the related Home Purchase Contract or Home Sale Contract shall be made except as otherwise required or permitted under Section 2.01(d)(i) of the Transfer and Servicing Agreement.
(h)    Margin Regulations. The Seller is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meanings of Regulations T, U and X of the Board of Governors of the Federal Reserve System). The Seller has not taken and will not take any action to cause the use of proceeds of the sales hereunder to violate said Regulations T, U or X.
(i)    Taxes. The Seller has filed (or there have been filed on its behalf as a member of a consolidated group) all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing by it, other than any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, would not have a Material Adverse Effect.
(j)    Solvency. After giving effect to the conveyance of ARSC Purchased Assets hereunder on such date, the Seller is solvent and able to pay its debts as they come due and has adequate capital to conduct its business as presently conducted.
(k)    Quality of Title/Valid Transfers.
(i)    Immediately before the Purchase to be made by ARSC hereunder on such

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Exhibit 10.59

date, each ARSC Purchased Asset to be sold to ARSC shall be owned by the Seller free and clear of any Lien (other than any Permitted Lien), and the Seller shall have made all filings and shall have taken all other action under applicable law in each relevant jurisdiction in order to protect and perfect the ownership interest of ARSC and its successors and assigns in such ARSC Purchased Assets against all creditors of, and purchasers from, the Seller (subject to Permitted Exceptions).
(ii)    With respect to each Pool Receivable transferred hereunder on such date, ARSC shall acquire a valid and (subject to Permitted Exceptions) perfected ownership interest in such Pool Receivable and any identifiable proceeds thereof, free and clear of any Lien (other than any Permitted Liens).
(iii)    Immediately prior to the sale of an ARSC Purchased Asset hereunder on such date, no effective financing statement or other instrument similar in effect that covers all or part of any ARSC Purchased Asset or any interest therein is on file in any recording office except such as may be filed (A) in favor of Cartus in accordance with the Pool Relocation Management Agreements, (B) in favor of the Seller in accordance with the Purchase Agreement, (C) in favor of ARSC pursuant to this Agreement, (D) in favor of ARSC’s successors and assigns pursuant to the Transfer and Servicing Agreement or the Indenture or otherwise filed by or at the direction of ARSC’s successors and assigns or (E) to evidence any Mortgage on a Cartus Home or CFC Home created by a Transferred Employee.
(iv)    The ARSC Purchase Price constitutes reasonably equivalent value for the ARSC Purchased Assets conveyed in consideration therefor on such date, and no purchase of an interest in such ARSC Purchased Assets by ARSC from the Seller constitutes a fraudulent transfer or fraudulent conveyance under the United States Bankruptcy Code or applicable state bankruptcy or insolvency laws or subject to subordination under similar laws or principles or for any other reason.
(l)    Eligible Receivables. Each CFC Receivable included in the ARSC Purchased Assets transferred hereunder on such date, unless otherwise identified to ARSC and its assignees by the Seller in the related Daily Seller Report, is an Eligible Receivable on such date.
(m)    Accuracy of Information. All written information furnished by the Seller to ARSC or its successors and assigns pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein with respect to the ARSC Purchased Assets transferred hereunder on such date is true and correct in all material respects on such date.
(n)    Offices. The principal place of business and chief executive office of the Seller is located, and the offices where the Seller keeps all CFC Records (and all original documents relating thereto) are located, at the addresses specified in Schedule 6.1(n), except that (i) Home Deeds and related documents necessary to close CFC Home sale transactions, including powers of attorney, may be held by local attorneys or escrow agents acting on behalf of the Seller in connection with the sale of CFC Homes to Ultimate Buyers, so long as such local attorneys are notified that such Home Deeds constitute property of CFC and also are notified of the interest of ARSC’s assignees therein and (ii) CFC Records relating to the ARSC Purchased Assets arising under or in connection with any Pool Relocation Management Agreement may be maintained at the offices of the related Employer.
(o)    Payment Instructions to Obligors. The Seller has instructed (i) all Obligors to remit all payments on the ARSC Purchased Assets directly to one of the Lockboxes or Lockbox Accounts,

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Exhibit 10.59

(ii) all Lockbox Banks to deposit all Pool Collections remitted to a Lockbox directly to the related Lockbox Account and (iii) all Persons receiving Home Sale Proceeds to deposit such Home Sale Proceeds in one of the Lockboxes or Lockbox Accounts within two Business Days after receipt, except to the extent a longer escrow period is required under applicable law, in which case such Home Sale Proceeds shall be deposited into one of the Lockboxes or Lockbox Accounts within one Business Day after the expiration of such period.
(p)    Investment Company Act. The Seller is not, and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act.
(q)    Legal Names. Except as described in Schedule 6.1(q), since January 1, 1995, the Seller (i) has not been known by any legal name other than its corporate name as of the date hereof, (ii) has not been the subject of any merger or other corporate reorganization that resulted in a change of name, identity or corporate structure and (iii) has not used any trade names other than its actual corporate name.
(r)    Compliance with Applicable Laws. The Seller is in compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (federal, state, local or foreign, including without limitation Environmental Laws), a violation of any of which, individually or in the aggregate for all such violations, is reasonably likely to have a Material Adverse Effect.
(s)    Credit and Collection Policy. As of the date each CFC Receivable is transferred hereunder, the Seller has complied in all applicable material respects with the Credit and Collection Policy with respect to such CFC Receivable transferred on such date and the related Contract.
(t)    Environmental. On such date, to the best knowledge of Seller, (i) there are no (A) pending or threatened claims, complaints, notices or requests for information received by Seller with respect to any alleged violation of any Environmental Law in connection with any CFC Home relating to any CFC Receivable transferred hereunder on such date or (B) pending or threatened claims, complaints, notices or requests for information received by Seller regarding potential liability under any Environmental Law in connection with any CFC Home relating to any CFC Receivable transferred hereunder on such date and (ii) the Seller is in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters, if any, that are required to be held by it under applicable law in connection with any CFC Homes relating to any CFC Receivable transferred hereunder on such date, other than those that, in the case of either clause (i) or (ii), singly or in the aggregate, are not reasonably likely to have a Material Adverse Effect.
(u)    Business and Indebtedness of Seller. The Seller has no Indebtedness for Borrowed Money except as permitted under this Agreement. The Seller has not engaged in any business other than the Purchase of Cartus Receivables and other Cartus Purchased Assets under the Purchase Agreement, the sale of ARSC Purchased Assets under this Agreement and the purchase and sale of CFC Homes and creation of CFC Receivables pursuant to related Equity Payments, Mortgage Payments and Mortgage Payoffs, and incidental activities related thereto.
Section 6.2    Representations and Warranties of ARSC. ARSC hereby represents and warrants, on and as of the date hereof and on and as of the Closing Date, that (a) this Agreement has been duly authorized, executed and delivered by ARSC and constitutes ARSC’s valid, binding and legally enforceable obligation, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such

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Exhibit 10.59

enforceability is considered in a proceeding in equity or at law, (b) the execution, delivery and performance of this Agreement does not violate any federal, state, local or foreign law applicable to ARSC or any agreement to which ARSC is a party and (c) all of the outstanding capital stock of ARSC is directly or indirectly owned by the Seller, and all such capital stock is fully paid and nonassessable.
ARTICLE VII

GENERAL COVENANTS
Section 7.1    Affirmative Covenants of the Seller. From the Closing Date until the termination of this Agreement in accordance with Section 11.4, the Seller hereby agrees that it will perform the covenants and agreements set forth in this Section 7.1.
(a)    Compliance with Laws, Etc. The Seller will comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including without limitation those relating to the CFC Receivables, CFC Home Purchase Contracts, CFC Related Assets and all Environmental Laws affecting any CFC Home), in each case to the extent that any such failure to comply, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(b)    Preservation of Corporate Existence. The Seller (i) will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and (ii) will qualify and remain qualified in good standing as a foreign corporation in each jurisdiction in which the failure to preserve and maintain such qualification as a foreign corporation could reasonably be expected to have a Material Adverse Effect.
(c)    Keeping of Records and Books of Account. The Seller will maintain and implement administrative and operating procedures (including without limitation an ability to recreate records evidencing the CFC Receivables and the related CFC Related Assets in the event of the destruction of the originals thereof) and will keep and maintain all documents, books, records and other information that are necessary or advisable, in the reasonable determination of ARSC, for the collection of all amounts due under any or all CFC Receivables and the related CFC Related Assets. Upon the reasonable request of ARSC or its assignees made at any time after the occurrence and continuance of an Unmatured Servicer Default or a Servicer Default, the Seller will deliver copies of all CFC Records maintained pursuant to this Section 7.1(c) to ARSC or its designee. The Seller will maintain at all times accurate and complete books, records and accounts relating to the CFC Receivables and the related CFC Related Assets, in which timely entries will be made. The Seller’s computer files, books and records will be marked to indicate the sales of all ARSC Purchased Assets to ARSC hereunder and will include without limitation all payments received and all credits and extensions granted with respect to the ARSC Purchased Assets.
(d)    Location of Records and Offices. The Seller will keep its principal place of business and chief executive office and the offices where it keeps all CFC Records (and all original documents relating thereto other than those CFC Records that are maintained with local attorneys or escrow agents or at the offices of the relevant Employer as described in Section 6.1(n)) at the addresses specified in Schedule 6.1(n) or, upon not less than 30 days’ prior written notice given by the Seller to ARSC and its assignees, at such other locations in jurisdictions in the United States of America where all action required by Section 8.3 has been taken and completed.
(e)    Separate Corporate Existence of the Seller. The Seller hereby acknowledges that the parties to the Transaction Documents are entering into the transactions contemplated by the

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Exhibit 10.59

Transaction Documents in reliance upon the Seller’s identity as a legal entity separate from Cartus and the other Cartus Persons. From and after the date hereof until the Final Payout Date, the Seller will take such actions as shall be required in order that:
(i)    The Seller will conduct its business in office space allocated to it and for which it pays an appropriate rent and overhead allocation;
(ii)    The Seller will maintain corporate records and books of account separate from those of each Cartus Person and telephone numbers and stationery that are separate and distinct from those of each Cartus Person;
(iii)    The Seller’s assets will be maintained in a manner that facilitates their identification and segregation from those of any Cartus Person;
(iv)    The Seller will strictly observe corporate formalities in its dealings with the public and with each Cartus Person, and funds or other assets of the Seller will not be commingled with those of any Cartus Person. The Seller will at all times, in its dealings with the public and with each Cartus Person, hold itself out and conduct itself as a legal entity separate and distinct from each Cartus Person. The Seller will not maintain joint bank accounts or other depository accounts to which any Cartus Person (other than the Servicer) has independent access;
(v)    The duly elected board of directors of the Seller and duly appointed officers of the Seller will at all times have sole authority to control decisions and actions with respect to the daily business affairs of the Seller;
(vi)    Not less than one member of the Seller’s board of directors will be an Independent Director. The Seller will observe those provisions in its certificate of incorporation that provide that the Seller’s board of directors will not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Seller unless the Independent Director and all other members of the Seller’s board of directors unanimously approve the taking of such action in writing prior to the taking of such action;
(vii)    The Seller will compensate each of its employees, consultants and agents from the Seller’s own funds for services provided to the Seller; and
(viii)    The Seller will not hold itself out to be responsible for the debts of any Cartus Person.
(f)    Payment Instruction to Obligors. The Seller will (or will cause the Servicer to) (i) instruct all Obligors to submit all payments on the Pool Receivables either (A) to one of the Lockboxes maintained at the Lockbox Banks for deposit in a Lockbox Account or (B) directly to one of the Lockbox Accounts and (ii) instruct all Persons receiving Home Sale Proceeds to deposit such Home Sale Proceeds in one of the Lockboxes or Lockbox Accounts within two Business Days after such receipt, except to the extent a longer escrow period is required under applicable law, in which case such Home Sale Proceeds will be deposited into one of the Lockboxes or Lockbox Accounts within one Business Day after the expiration of such period.
(g)    Segregation of Collections. The Seller will use reasonable efforts to minimize the deposit of any funds other than Pool Collections into any of the Lockbox Accounts and, to the extent that

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Exhibit 10.59

any such funds are deposited into any of such Lockbox Accounts, promptly will identify any such funds or will cause such funds to be so identified to the Servicer, it being understood and agreed that the Seller does not hereby assume any affirmative duty to re-direct Obligors to remit funds to alternate locations.
(h)    Identification of Eligible Receivables. The Seller will (or will cause the Servicer to) (i) establish and maintain necessary procedures for determining, no less frequently than each date on which the Servicer needs such information to prepare its next Receivables Activity Report, whether each Receivable qualifies as an Eligible Receivable, and for identifying on any such date all CFC Receivables to be sold to ARSC on that date that are not Eligible Receivables and (ii) will provide to the Servicer in a timely manner information that shows whether, and to what extent, the CFC Receivables described in such Receivables Activity Report are Eligible Receivables.
(i)    Payment of Taxes. The Seller will file (or there will be filed on its behalf as a member of a consolidated group) all tax returns and reports required by law to be filed by it and will pay all taxes, assessments and governmental charges thereby shown to be owing by it, except for any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, would not have a Material Adverse Effect.
(j)    Receivables Reviews. Upon reasonable prior notice, the Seller will permit ARSC or its assignees (or other Persons designated by ARSC from time to time) or their agents or representatives (including without limitation certified public accountants or other auditors), at the expense of the Seller and during regular business hours, (i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all CFC Records in the possession or under the control of the Seller, including without limitation the related Contracts, invoices and other documents related thereto and (ii) to visit the offices and properties of the Seller for the purpose of examining any materials described in the preceding clause (i) and to discuss matters relating to the CFC Receivables or the other ARSC Purchased Assets or the performance by the Seller of its obligations under any Transaction Document to which it is a party with any Authorized Officers of the Seller having knowledge of such matters or with the Seller’s certified public accountants or other auditors; provided, however, that all such reviews will occur no more frequently than twice per year (with only the first such review in any year being at the Seller’s expense) unless (i) a Servicer Default has occurred and is continuing or (ii) ARSC or its successor or assignee has given advance written notice to the Seller that it believes the composition and/or performance of the ARSC Purchased Assets have deteriorated in a manner materially adverse to the interests of ARSC or its assignees.
(k)    Environmental Claims. The Seller will use commercially reasonable efforts to promptly cure and have dismissed with prejudice to the satisfaction of ARSC any actions and any proceedings relating to compliance with Environmental Laws relating to any CFC Home, but only to the extent that the conditions that gave rise to such proceedings were in existence as of the date on which ARSC acquired the related CFC Receivable.
(l)    Turnover of Collections. If the Seller or any of its agents or representatives at any time receives any cash, checks or other instruments constituting Pool Collections, such recipient will segregate and hold such payments in trust for, and in a manner acceptable to, the Servicer and will, promptly upon receipt (and in any event within one Business Day following receipt) remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Lockbox Account.

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Exhibit 10.59

(m)    Performance and Compliance by Seller with CFC Home Purchase Contracts and other Contracts. The Seller will, at its expense, timely and fully perform and comply with, or cause to be timely and fully performed and complied with all provisions, covenants and other promises required to be observed by it under the CFC Home Purchase Contracts and other Contracts related to the CFC Receivables.
(n)    Compliance with Credit and Collection Policy. The Seller will (or will cause the Servicer to) comply in all material respects with the Credit and Collection Policy with respect to each CFC Receivable and the related Contract.
(o)    Home Purchase Contracts. From and after the Closing Date, the Seller will enter into, and purchase the related Homes pursuant to, all Home Purchase Contracts relating to the Pool Relocation Management Agreements and will make all Equity Payments, Mortgage Payments and Mortgage Payoffs to be made in connection therewith in accordance with the Pool Relocation Management Agreements.
Section 7.2    Reporting Requirements. From the Closing Date until the termination of this Agreement in accordance with Section 11.4, the Seller agrees that it will furnish to ARSC or its assignees:
(a)    Annual Financial Statements. As soon as available and in any event within 95 days after the end of each fiscal year of the Performance Guarantor and the Seller, as applicable, copies of (i) to the extent received by the Seller pursuant to Section 7.2(a) of the Purchase Agreement, the consolidated balance sheet of the Performance Guarantor and its consolidated subsidiaries as at the end of such fiscal year and the related statements of earnings and cash flows and stockholders’ equity of the Performance Guarantor and its consolidated subsidiaries for such fiscal year and (ii) copies of the statements of earnings of the Seller on a consolidated basis for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and certified by the chief financial officer, chief accounting officer or controller of the Seller (it being understood and agreed that such statements of earnings will be prepared in accordance with the Seller’s customary management accounting practices as in effect on the date hereof and need not be prepared in accordance with GAAP);
(b)    Material Adverse Effect. Promptly and in any event within two Business Days after the president, chief financial officer, controller or treasurer of the Seller has actual knowledge thereof, written notice that describes in reasonable detail any event or occurrence that, individually or in the aggregate for all such events or occurrences, has had, or that such Authorized Officer in its reasonable good faith judgment determines could reasonably be expected to have, a Material Adverse Effect (as defined in the Indenture);
(c)    Proceedings. Promptly and in any event within five Business Days after an Authorized Officer of the Seller has knowledge thereof, written notice of (i) any litigation, investigation or proceeding of the type described in Section 6.1(f) not previously disclosed to ARSC, (ii) any material adverse development that has occurred with respect to any such previously disclosed litigation, investigation or proceeding or (iii) any CFC Purchase Termination Event or ARSC Purchase Termination Event or event that, with the giving of notice or passage of time or both, would constitute an ARSC Purchase Termination Event;
(d)    ERISA Event. (i) As soon as possible and in any event within 30 days after the Seller knows or has reason to know that a “reportable event” (as defined in Section 4043 of ERISA) has occurred with respect to any Plan, a statement of an Authorized Officer of the Seller setting forth details as

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Exhibit 10.59

to such reportable event and the action that the Seller or an ERISA Affiliate proposes to take with respect thereto, together with a copy of the notice of such reportable event, if any, given to the PBGC, the Internal Revenue Service or the Department of Labor; (ii) promptly and in any event within 10 Business Days after receipt thereof (or knowledge of the receipt by an ERISA Affiliate thereof), a copy of any notice the Seller receives relating to the intention of the PBGC to terminate any Plan or to appoint a trustee to administer any such Plan; (iii) promptly and in any event within 10 Business Days after a filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a statement of the chief financial officer of the Seller setting forth details as to such failure and the action that the Seller proposes to take (or knows will be taken) with respect thereto, together with a copy of such notice given to the PBGC; and (iv) promptly and in any event within 30 Business Days after receipt thereof by the Seller from the sponsor of a multiemployer plan (as defined in Section 3(37) of ERISA), a copy of each notice received by the Seller concerning the imposition of withdrawal liability or a determination that a multiemployer plan is, or is expected to be, terminated or reorganized;
(e)    Environmental Claims. Promptly and in any event within five Business Days after receipt thereof, notice and copies of all written claims, complaints, notices, actions, proceedings, requests for information or inquiries relating to the condition of any CFC Homes or compliance with Environmental Laws relating to the CFC Homes, other than those received in the ordinary course of business and that, singly or in the aggregate, do not represent events or conditions that would cause the representation set forth in Section 6.1(t) to be incorrect; and
(f)    Other. Promptly, from time to time, such other information, documents, records or reports with respect to the ARSC Purchased Assets or the condition or operations, financial or otherwise, of the Seller as ARSC or its assignees may from time to time reasonably request in order to protect the interests of ARSC or such assignees under or as contemplated by this Agreement and the other Transaction Documents, including timely delivery of all such information required under any Enhancement Agreement.
Section 7.3    Negative Covenants of the Seller. From the Closing Date until the termination of this Agreement in accordance with Section 11.4, the Seller agrees that it will not:
(a)    Sales, Liens, Etc. Sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens) of anyone claiming by or through it on or with respect to, any ARSC Purchased Asset or any interest therein or any Lockbox or Lockbox Account, other than (i) sales of ARSC Purchased Assets pursuant to this Agreement and (ii) sales of Homes in accordance with the applicable Contracts;
(b)    No Mergers, Etc. Consolidate with or merge with or into any other Person or convey, transfer or sell all or substantially all of its properties and assets to any Person;
(c)    Change in Name. Change its corporate name or the name under or by which it conducts its business or the jurisdiction in which it is incorporated unless the Seller has given ARSC and its assignees and the rating agencies then rating each Series of Notes at least 30 days’ prior written notice thereof and unless, prior to any such change in name or jurisdiction of incorporation, the Seller has taken and completed all action required by Section 8.3;
(d)    Home Deeds. Record any Home Deeds with respect to any Homes except at the direction of ARSC or its assignees or as permitted by Section 8.3 hereof or by Section 2.01 (d) of the Transfer and Servicing Agreement; and

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Exhibit 10.59

(e)    Extension or Amendment of ARSC Purchased Assets. Extend, amend or otherwise modify the terms of any CFC Receivable included in the ARSC Purchased Assets, or amend, modify or waive any material term or condition related thereto, except in accordance with Section 3.10 of the Transfer and Servicing Agreement.
(f)    Change in Payment Instruction to Obligors. Make any change in its instructions to Obligors or other Persons regarding payments to be made to the Seller or payments to be made to any Lockbox Account (except for a change in instructions solely for the purpose of directing such Obligors or other Persons to make such payments to another existing Lockbox Account), unless (i) the Indenture Trustee has received copies of a Lockbox Agreement with each new Lockbox Bank duly executed by the Originator, the Seller, the Issuer, the Indenture Trustee and such Lockbox Bank and (ii) in the case of any termination, ARSC or its successors and assigns have received evidence to their satisfaction that the Obligors that were making payments into a terminated Lockbox Account have been instructed in writing to make payments into another Lockbox Account then in use.
(g)    Indebtedness. Create, incur or permit to exist, or give any guarantee or indemnity in respect of, any Indebtedness except for (A) liabilities created or incurred by the Seller pursuant to the Transaction Documents to which it is a party or contemplated by such Transaction Documents and (B) other reasonable and customary operating expenses.
(h)    Amendments, Etc. Permit the validity or effectiveness of any Transaction Document to which it is a party or the rights and obligations created thereby or pursuant thereto to be amended, terminated, postponed or discharged, or permit any amendment to any Transaction Document to which it is a party without the consent of the Issuer and the Indenture Trustee, or permit any person whose obligations form part of the ARSC Purchased Assets to be released from such obligations, except in accordance with the terms of such Transaction Document.
(i)    Capital Expenditures. Incur or make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).
(j)    Limitation on Business. Engage in any business other than financing, purchasing, owning and selling and managing the ARSC Purchased Assets and the CFC Homes in the manner contemplated by the Transaction Documents and all activities incidental thereto, or enter into or be a party to any agreement or instrument other than any Transaction Document or documents and agreements incidental thereto.
(k)    Capital Contributions. Except as contemplated by the Transaction Documents, make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.
(l)    Charter Amendments. Amend any provision of its certificate of incorporation or by-laws unless (a) (i) ARSC shall have received not less than five Business Days’ prior written notice thereof and (ii) the certificate of incorporation of the Seller, as in effect on the date hereof, provides that such amendment can be made without the vote of the Seller’s Independent Directors or (b) the Majority Investors have consented to such amendment.

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Exhibit 10.59

(m)    Net Worth Requirements. Declare or pay any distributions on any of its common stock or make any purchase, redemption or other acquisition of, any of its common stock if, after giving effect thereto, (i) the aggregate principal amount outstanding under the CFC Subordinated Note would exceed five times the net worth of the Seller or (ii) the net worth of the Seller would be less than $8,000,000.
Section 7.4    Affirmative Covenants of ARSC. From the Closing Date until the termination of this Agreement in accordance with Section 11.4, ARSC hereby agrees that it will perform the covenants and agreements set forth in this Section 7.4.
(a)    ARSC hereby acknowledges that the parties to the Transaction Documents are entering into the transactions contemplated by the Transaction Documents in reliance upon ARSC’s identity as a legal entity separate from Cartus and the other Cartus Persons. From and after the date hereof until one year and one day after the Final Payout Date, ARSC will take such actions as shall be required in order that:
(i)    ARSC will conduct its business in office space allocated to it and for which it pays an appropriate rent and overhead allocation;
(ii)    ARSC will maintain corporate records and books of account separate from those of each Cartus Person and telephone numbers and stationery that are separate and distinct from those of each Cartus Person;
(iii)    ARSC’s assets will be maintained in a manner that facilitates their identification and segregation from those of any Cartus Person;
(iv)    ARSC will strictly observe corporate formalities in its dealings with the public and with each Cartus Person, and funds or other assets of ARSC will not be commingled with those of any Cartus Person, except as expressly permitted by the Transaction Documents. ARSC will at all times, in its dealings with the public and with each Cartus Person, hold itself out and conduct itself as a legal entity separate and distinct from each Cartus Person. ARSC will not maintain joint bank accounts or other depository accounts to which any Cartus Person (other than Cartus in its capacity as Servicer under the Transfer and Servicing Agreement) has independent access;
(v)    The duly elected board of directors of ARSC and duly appointed officers of ARSC will at all times have sole authority to control decisions and actions with respect to the daily business affairs of ARSC;
(vi)    Not less than one member of ARSC’s board of directors will be an Independent Director. ARSC will observe those provisions in its certificate of incorporation that provide that ARSC’s board of directors will not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to ARSC unless the Independent Director and all other members of ARSC’s board of directors unanimously approve the taking of such action in writing prior to the taking of such action;
(vii)    ARSC will compensate each of its employees, consultants and agents from ARSC’s own funds for services provided to ARSC;

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Exhibit 10.59

(viii)    ARSC will not hold itself out to be responsible for the debts of any Cartus Person; and
(ix)    ARSC will take all actions necessary on its part to be taken in order to ensure that the facts and assumptions relating to ARSC set forth in the opinion of Orrick, Herrington & Sutcliffe LLP dated as of July 31, 2006 relating to substantive consolidation matters with respect to Cartus and CFC will be true and correct at all times.
(b)    ARSC assumes no obligations of the Originator under the Pool Relocation Management Agreements with respect to any Home Purchase Contracts, including without limitation the obligations of the Originator to make Equity Payments, Mortgage Payoffs and Mortgage Payments with respect to Cartus Homes or of the Seller to make Equity Payments, Mortgage Payoffs and Mortgage Payments with respect to CFC Homes.
ARTICLE VIII

ADDITIONAL RIGHTS AND OBLIGATIONS
IN RESPECT OF THE ARSC PURCHASED ASSETS
Section 8.1    Rights of ARSC.
(a)    Subject to Section 8.4(b), the Seller hereby authorizes ARSC and its assignees and designees to take any and all steps in the Seller’s name and on behalf of the Seller that ARSC, the Servicer and/or their respective designees determine are reasonably necessary or appropriate to collect all amounts due under any and all ARSC Purchased Assets, including without limitation endorsing the name of the Seller on checks and other instruments representing Pool Collections and enforcing such ARSC Purchased Assets.
(b)    ARSC shall have no obligation to account for, to replace, to substitute or to return any ARSC Purchased Asset to the Seller, except as provided in Section 4.3(c).
(c)    ARSC shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the ARSC Purchased Assets and all of ARSC’s right, title and interest in, to and under this Agreement on whatever terms ARSC determines, pursuant to the Transfer and Servicing Agreement or otherwise.
(d)    As between the Seller and ARSC, ARSC shall have the sole right to retain any gains or profits created by buying, selling or holding the ARSC Purchased Assets.
Section 8.2    Responsibilities of the Seller. Anything herein to the contrary notwithstanding:
(a)    The Seller agrees to deliver directly to the Servicer (for ARSC’s account), within one Business Day after receipt thereof, any Pool Collections that it receives, in the form so received, and agrees that all such Pool Collections shall be deemed to be received in trust for ARSC and its assignees and shall be maintained and segregated separate and apart from all other funds and moneys of the Seller until delivery of such Pool Collections to the Servicer; and

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Exhibit 10.59

(b)    The Seller hereby grants to ARSC an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Seller all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Seller or transmitted or received by ARSC (whether or not from the Seller) in connection with any ARSC Purchased Asset (which power of attorney may be exercised by ARSC’s successors and assigns in accordance with Section 8.4 and Section 11.12(b)).
(c)    The Seller shall perform, or cause to be performed, all of its obligations hereunder and under the CFC Home Purchase Contracts and other Contracts related to the CFC Receivables to which it is a party to the same extent as if such CFC Receivables had not been sold hereunder, and the exercise by ARSC or its designee or assignee of ARSC’s rights hereunder or in connection herewith shall not relieve the Seller from any of its obligations under any such CFC Home Purchase Contracts or Contracts related to the CFC Receivables.
Section 8.3    Further Action Evidencing Purchases. The Seller agrees that from time to time, at its expense and upon reasonable request, it will promptly execute and deliver all further instruments and documents and take all further action as is reasonably necessary to perfect, protect or more fully evidence the Purchase of the ARSC Purchased Assets by ARSC hereunder, or to enable ARSC or its assignees to exercise or enforce any of its rights hereunder or under any other Transaction Document to which the Seller is a party; provided, however, that the Seller will not file or record any Home Deeds except to the extent such recordation is required by local law, regulation or custom. Without limiting the generality of the foregoing, the Seller shall:
(a)    upon ARSC’s request, execute and file such financing or continuation statements or amendments thereto or assignments thereof and such other instruments or notices as ARSC or its assignees may reasonably determine to be necessary or appropriate; and
(b)    mark the master data processing records evidencing the ARSC Purchased Assets and, if requested by ARSC or its assignees, legend (or cause the Servicer to legend) the CFC Home Purchase Contracts to reflect the sale of the ARSC Purchased Assets to ARSC pursuant to this Agreement.
The Seller hereby authorizes ARSC and its assignees to file one or more financing or continuation statements and amendments thereto and assignments thereof with respect to all or any of the ARSC Purchased Assets, in each case whether now existing or hereafter purchased or generated by the Seller. If (i) the Seller fails to perform any of its agreements or obligations under this Agreement and does not remedy such failure within the applicable cure period, if any, and (ii) ARSC or its assignees in good faith reasonably believes that the performance of such agreements and obligations is necessary or appropriate to protect the interests of ARSC or its assignees under this Agreement, then ARSC or its assignees may (but shall not be required to) perform or cause performance of such agreement or obligation, and the reasonable expenses of ARSC or its assignees incurred in connection with such performance shall be payable by the Seller as provided in Section 10.1.
Section 8.4    Collections; Rights of ARSC and its Assignees.
(a)    The Seller hereby transfers to ARSC the ownership of, and the exclusive dominion and control over, each of the Lockboxes and Lockbox Accounts owned by the Seller, and the Seller hereby agrees to take any further action that ARSC or its assignees may reasonably request in order to effect or complete such transfer.
(b)    At any time following the designation of a Servicer other than Cartus pursuant to

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Exhibit 10.59

the Transfer and Servicing Agreement:
(i)    ARSC or its assignees may direct the Obligors of Pool Receivables, or any of them, to pay all amounts payable under any Pool Receivable directly to ARSC or its assignees;
(ii)    At the request of ARSC or its assignees and at the Seller’s expense, the Seller shall give notice of such ownership to each said Obligor and direct that payments be made directly to ARSC or its assignees;
(iii)    At the request of ARSC or its assignees and at the Seller’s expense, the Seller shall (A) assemble all of the CFC Records, to the extent such CFC Records are in its possession, or instruct any escrow agents holding any such documents, instruments and other records on its behalf to make the same available and (B) segregate all cash, checks and other instruments received by it from time to time constituting Pool Collections in a manner reasonably acceptable to ARSC or its assignees and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to ARSC or its assignees; and
(iv)    The Seller hereby authorizes ARSC or its assignees to take any and all steps in the Seller’s name and on behalf of the Seller that are necessary or desirable, in the reasonable determination of ARSC or its assignees, to collect all amounts due under any and all ARSC Purchased Assets, including without limitation endorsing the Seller’s name on checks and other instruments representing Pool Collections and enforcing the ARSC Purchased Assets.
ARTICLE IX

TERMINATION
Section 9.1    ARSC Purchase Termination Events. The following events shall be “ARSC Purchase Termination Events”:
(a)    The occurrence of an Event of Default or an Amortization Event with respect to all outstanding Series of Notes; or
(b)    Any representation or warranty made by the Seller under any of the Transaction Documents, any Daily Seller Report or other information or report delivered by the Seller with respect to the Seller or the ARSC Purchased Assets shall prove to have been untrue or incorrect in any material respect when made or deemed to have been made, such failure could reasonably be expected to have a Material Adverse Effect and such occurrence remains unremedied for 30 days; provided, however, that any such incorrect representation relating to a CFC Receivable with respect to which the Seller has made a CFC Noncomplying Asset Adjustment pursuant to Section 4.3(a) of this Agreement shall not constitute an ARSC Purchase Termination Event; or
(c)    (i) The Seller shall fail to perform or observe, or cause to be performed or observed, as and when required, any term, covenant or agreement contained in this Agreement or any of the other Transaction Documents to which it is a party, or any CFC Home Purchase Contract to which it is a party required on its part to be performed or observed, and such failure shall remain unremedied for:

20

Exhibit 10.59

(A) in the case of a failure to maintain its separate corporate existence pursuant to Section 7.1(p), a failure to provide payment instructions to Obligors pursuant to Section 7.1(f), a failure to segregate Pool Collections pursuant to Section 7.1(g), a failure to provide access to records and required reports pursuant to Section 7.1(j), or a breach of any of the negative covenants of the Seller set forth in Section 7.3, ten calendar days or (B) in the case of any other failure to perform or observe, as and when required, any term, covenant or agreement, which failure could reasonably be expected to have a Material Adverse Effect, 30 days or (iii) the Performance Guarantor shall fail to make any required payment under its Performance Guaranty and such failure shall remain unremedied for one Business Day or (iv) the Performance Guarantor shall otherwise fail to perform under its Performance Guaranty; or
(d)    An Event of Bankruptcy shall have occurred with respect to the Seller, Cartus or the Performance Guarantor; or
(e)    The representation and warranty in Section 6.1(k) shall not be true at any time with respect to a substantial portion of the ARSC Purchased Assets; or
(f)    Either (i) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Internal Revenue Code with respect to any of the ARSC Purchased Assets and such Lien shall not have been released within five days or if released, proved to the satisfaction of the rating agencies then rating each Series of Notes or (ii) the PBGC shall file, or shall indicate its intention to file, notice of a Lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with respect to any of the ARSC Purchased Assets; or
(g)    This Agreement, the Purchase Agreement or the Performance Guaranty shall cease to be in full force and effect for any reason other than in accordance with its terms; or
(h)    A CFC Purchase Termination Event or Transfer Termination Event shall have occurred.
If an ARSC Purchase Termination Event occurs, the Seller shall promptly give notice to ARSC and its assignees of such ARSC Purchase Termination Event.
Section 9.2    Purchase Termination.
(a)    On the ARSC Termination Date, the Seller shall cease transferring ARSC Purchased Assets to ARSC, provided that any right, title and interest of the Seller in and to any CFC Designated Receivables arising from any Servicer Advances made thereafter, including any Related Property relating thereto and proceeds thereof, shall continue to be transferred. Notwithstanding any cessation of the transfer to ARSC of additional ARSC Purchased Assets, ARSC Purchased Assets transferred to ARSC prior to the Termination Date and Pool Collections in respect of such ARSC Purchased Assets and the related Finance Charges, whenever accrued in respect of such ARSC Purchased Assets, shall continue to be property of ARSC available for transfer by ARSC pursuant to the Transfer and Servicing Agreement.
(b)    Upon the occurrence of an ARSC Purchase Termination Event, ARSC and its assignees shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of an ARSC Purchase Termination Event shall not deny to ARSC or its assignees any remedy in addition to termination

21

Exhibit 10.59

of its obligation to make Purchases hereunder to which ARSC or its assignees may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.
ARTICLE X

INDEMNIFICATION; SECURITY INTEREST
Section 10.1    Indemnities by the Seller. Without limiting any other rights that any CFC Indemnified Party may have hereunder or under applicable law, the Seller agrees to indemnify ARSC and each of its successors, permitted transferees and assigns, and all officers, directors, shareholders, controlling Persons, employees and agents of any of the foregoing (each of the foregoing Persons, a “CFC Indemnified Party”), from and against any and all damages, losses, claims (whether on account of settlements or otherwise), actions, suits, demands, judgments, liabilities (including penalties), obligations or disbursements of any kind or nature and related costs and expenses (including reasonable attorneys’ fees and disbursements) awarded against or incurred by any of them, arising out of or as a result of any of the following (all of the foregoing, collectively, “CFC Indemnified Losses”):
(a)    any representation or warranty made by the Seller under any of the Transaction Documents, any Daily Seller Report or any other information or report delivered by the Seller with respect to the Seller or the ARSC Purchased Assets, having been untrue or incorrect in any respect when made or deemed to have been made; provided, however, that the Seller’s obligation to make a CFC Noncomplying Asset Adjustment pursuant to Section 4.3(a) with respect to any representation made in Section 6.1(l) as to Eligible Receivables having been incorrect when made shall be the only remedy available to ARSC or its assignees relating to such incorrect representation;
(b)    the failure by the Seller to comply with any material applicable law, rule or regulation applicable to the Seller with respect to any ARSC Purchased Asset or any failure of a ARSC Purchased Asset to comply with any such law, rule or regulation as of the date of the sale of such ARSC Purchased Asset hereunder;
(c)    the failure to vest and maintain in ARSC a valid ownership or security interest in the ARSC Purchased Assets, free and clear of any Lien arising through the Seller or anyone claiming through or under the Seller (including without limitation any such failure arising from a circumstance described in the definition of Permitted Exceptions);
(d)    any failure of the Seller to perform its duties or obligations in accordance with the provisions of the Transaction Documents or any Contract, in each case to which it is a party;
(e)    the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to the transfer of any ARSC Purchased Assets to ARSC, whether at the time of any sale or at any subsequent time;
(f)    the failure by the Seller to pay when due any taxes owing by it (including sales, excise or property taxes) payable in connection with the ARSC Purchased Assets, other than any such taxes, assessments or charges that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens);

22

Exhibit 10.59

(g)    any reduction in the Unpaid Balance of any CFC Receivable included in the ARSC Purchased Assets as a result of (i) any cash discount or any adjustment by the Seller or any Affiliate of the Seller (other than Cartus, the Issuer or ARSC), (ii) any offsetting account payable of the Seller to an Obligor, (iii) a set-off in respect of any claim by, or defense or credit of, the related Obligor against the Seller or any Affiliate of the Seller (other than Cartus, the Issuer or ARSC) (whether such claim, defense or credit arises out of the same or a related or an unrelated transaction) or (iv) the obligation of the Seller to pay to the related Obligor any rebate or refund;
(h)    any product liability or personal injury claim in connection with the service which is the subject of any CFC Receivable or CFC Related Property; and
(i)    any investigation, litigation or proceeding related to any use by the Seller of the proceeds of any Purchase made hereunder.
Notwithstanding anything to the contrary in this Agreement, any representations, warranties and covenants made by the Seller in this Agreement or the other Transaction Documents that are qualified by or limited to events or circumstances that have, or are reasonably likely to have, given rise to a Material Adverse Effect, shall (solely for purposes of the indemnification obligations set forth in this Section 10.1) be deemed not to be so qualified or limited.
Notwithstanding the foregoing, no indemnification payments shall be payable by the Seller pursuant to this Section 10.1 until all amounts owing by the Issuer under the Indenture have been paid in full and all amounts payable by the Seller to Cartus under the CFC Subordinated Note have been paid in full.
Notwithstanding the foregoing (and with respect to clause (ii) below, without prejudice to the rights that ARSC may have pursuant to the other provisions of this Agreement or the provisions of any of the other Transaction Documents), in no event shall any CFC Indemnified Party be indemnified for any CFC Indemnified Losses (i) resulting from negligence or willful misconduct on the part of such CFC Indemnified Party, (ii) to the extent the same includes losses in respect of ARSC Purchased Assets and reimbursement therefor that would constitute credit recourse to the Seller for the amount of any ARSC Purchased Asset not paid by the related Obligor or (iii) resulting from the action or omission of the Servicer.
If for any reason the indemnification provided in this Section 10.1 is unavailable to a CFC Indemnified Party or is insufficient to hold a CFC Indemnified Party harmless, then the Seller shall contribute to the maximum amount payable or paid to such CFC Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such CFC Indemnified Party on the one hand and the Seller on the other hand, but also the relative fault of such CFC Indemnified Party and the Seller, and any other relevant equitable considerations.
Section 10.2    Security Interest. Without prejudice to the provisions of Section 2.1 providing for the absolute transfer of the Seller’s interest in the ARSC Purchased Assets and the proceeds thereof and any interest of the Seller in the other property described in clause (vi) of Section 2.1(a) to ARSC in order to secure the prompt payment and performance of all obligations of the Seller to ARSC arising in connection with this Agreement, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, the Seller hereby assigns and grants to ARSC a first priority security interest in the Seller’s right, title and interest, if any, in, to and under all of the ARSC Purchased Assets and the proceeds thereof and any interest of the Seller in the other property described in clause (vi) of

23

Exhibit 10.59

Section 2.1(a), whether now or hereafter existing.
ARTICLE XI

MISCELLANEOUS
Section 11.1    Amendments; Waivers, Etc.
(a)    The provisions of this Agreement may be amended, modified or waived from time to time if such amendment, modification or waiver is in writing and signed by the Seller and ARSC and its assignees; provided, however, that no amendment, modification or waiver of this Agreement shall be effective unless the Indenture Trustee shall consent to such amendment, modification or waiver in writing and the rating agencies then rating each Series of Notes shall have been notified of such amendment, modification or waiver. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(b)    No failure or delay on the part of ARSC or its assignees, or any CFC Indemnified Party, or any other third party beneficiary referred to in Section 11.12(a) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to, or demand on, the Seller shall entitle it in any case to any notice or demand in similar or other circumstances. No waiver or approval by ARSC or its assignees under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.
Section 11.2    Notices, Etc. Unless otherwise stated herein, all notices, demands, consents, approvals and other communications provided for hereunder shall be in writing (including via telecopier) and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid, by telecopier or by overnight courier to the intended party at the address or telecopier number of such party set forth on Schedule 11.2 hereof, or at such other address or telecopier number as shall be designated by such party in a written notice to the other party hereto given in accordance with this Section 11.2. Copies of all notices and other communications provided for hereunder shall be delivered to the Issuer at its address for notices set forth in the Transfer and Servicing Agreement. All notices and communications provided for hereunder shall be effective when received.
Section 11.3    Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 11.4    Binding Effect; Assignability; Survival of Provisions. This Agreement shall be binding upon, and inure to the benefit of, ARSC and the Seller and their respective successors and assigns. The Seller may not assign any of its rights hereunder or any interest herein without the prior written consent of ARSC and its assignees. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated pursuant hereto. Such termination shall not occur prior to the Final Payout Date. The rights and remedies with respect to any breach of any representation and warranty made by the Seller pursuant to Article VI and the indemnification and payment provisions of Article X and Section 11.6 and the provisions of Section 11.14, Section 11.16 and Section 11.17 shall be continuing and shall survive any termination of this Agreement.

24

Exhibit 10.59

Section 11.5    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
Section 11.6    Costs, Expenses and Taxes. In addition to the obligations of the Seller under Article X, the Seller agrees to pay on demand:
(a)    all reasonable costs and expenses incurred by ARSC and its assignees in connection with the negotiation, preparation, execution and delivery of, the administration (including periodic auditing), the preservation of any rights under, or the enforcement of, or any breach of, this Agreement (including any amendment, supplement or modification hereto), including without limitation (i) the reasonable fees, expenses and disbursements of counsel to any such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants) incurred in connection with any review of the Seller’s books and records either prior to the execution and delivery hereof or pursuant to Section 7.1(h), and
(b)    all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or any amendment, supplement or modification thereto, and agrees to indemnify each CFC Indemnified Party against any liabilities with respect to, or resulting from, any delay in paying or omission to pay such taxes and fees.
Section 11.7    Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY (a) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT; (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; AND (c) IRREVOCABLY APPOINTS CORPORATION SERVICE COMPANY (THE “PROCESS AGENT”), WITH AN OFFICE ON THE DATE HEREOF AT 80 STATE STREET, ALBANY, NEW YORK 12207, UNITED STATES OF AMERICA, AS ITS AGENT TO RECEIVE ON BEHALF OF IT AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS THAT MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT’S ABOVE ADDRESS, AND EACH PARTY HERETO HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. EACH PARTY HERETO AGREES TO ENTER INTO ANY AGREEMENT RELATING TO SUCH APPOINTMENT THAT THE PROCESS AGENT MAY CUSTOMARILY REQUIRE AND TO PAY THE PROCESS AGENT’S CUSTOMARY FEES UPON DEMAND. AS AN ALTERNATIVE METHOD OF SERVICE, EACH PARTY HERETO ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PARTY AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION 11.2. NOTHING IN THIS SECTION 11.7 SHALL AFFECT THE RIGHT OF EITHER PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF EITHER PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY HERETO OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

25

Exhibit 10.59

Section 11.8    Waiver of Jury Trial. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF EITHER OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
Section 11.9    Integration. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
Section 11.10    Captions and Cross References. The various captions (including without limitation the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.
Section 11.11    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
Section 11.12    Acknowledgment and Consent.
(a)    The Seller acknowledges that, from time to time prior to the Termination Date, ARSC intends to sell all of ARSC’s right, title and interest in, to and under the ARSC Purchased Assets, this Agreement and all of the other Transaction Documents pursuant to the Transfer and Servicing Agreement and that the interests of ARSC hereunder will be further assigned pursuant to the Indenture. The Seller acknowledges and agrees to each such sale by ARSC and consents to the sale and assignment by ARSC of all or any portion of its right, title and interest in, to and under the ARSC Purchased Assets, this Agreement and the other Transaction Documents and all of ARSC’s rights, remedies, powers and privileges and all claims of ARSC against the Seller under or with respect to this Agreement and the other Transaction Documents (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including without limitation (whether or not an Unmatured Servicer Default or a Servicer Default has occurred and is continuing) (i) the right of ARSC at any time to enforce this Agreement against the Seller and the obligations of the Seller hereunder and (ii) the right at any time to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, any other Transaction Document or the obligations in respect of the Seller thereunder, all of which rights, remedies, powers, privileges and claims may be exercised and/or enforced by ARSC’s successors ands assigns to the same extent as ARSC may do. Each of the parties hereto acknowledges and agrees that ARSC’s successors and assigns are third party beneficiaries of this Agreement, including without limitation the rights of ARSC arising hereunder, and may rely on the Seller’s representations and warranties made herein as if made directly to them. The Seller hereby acknowledges and agrees that, except with respect to its rights under Section 4.3, it has no claim to or interest in any of the Lockbox Accounts.
(b)    The Seller hereby agrees to execute all agreements, instruments and documents and to take all other actions that ARSC or its assignees determines are necessary or appropriate to evidence

26

Exhibit 10.59

its consent described in Section 11.12(a). The Seller hereby acknowledges and agrees that ARSC in all of its capacities may assign to ARSC’s successors and assigns such powers of attorney and other rights and interests granted by the Seller to ARSC hereunder and agrees to cooperate fully with the Indenture Trustee in the exercise of such rights.
Section 11.13    No Partnership or Joint Venture. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture.
Section 11.14    No Proceedings.
(a)    The Seller hereby agrees that it will not institute against ARSC or join any other Person in instituting against ARSC any Insolvency Proceeding so long as the Final Payout Date shall not have occurred or there shall not have elapsed one year plus one day since the Final Payout Date. The foregoing shall not limit the right of the Seller to file any claim in or otherwise take any action with respect to any Insolvency Proceeding that was instituted against ARSC or its successors by any Person other than the Seller.
(b)    ARSC hereby agrees that it will not institute against the Seller or join any other Person in instituting against the Seller any Insolvency Proceeding so long as the Final Payout Date shall not have occurred or there shall not have elapsed one year plus one day since the Final Payout Date. The foregoing shall not limit the right of ARSC to file any claim in or otherwise take any action with respect to any Insolvency Proceeding that was instituted against the Seller or its successors by any Person other than ARSC.
Section 11.15    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement are for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
Section 11.16    Recourse to the Seller. Except to the extent expressly provided otherwise in the Transaction Documents, the obligations of the Seller under the Transaction Documents to which it is a party are solely the obligations of the Seller, and no recourse shall be had for payment of any fee payable by or other obligation of or claim against the Seller that arises out of any Transaction Document to which the Seller is a party against any director, officer or employee of the Seller. The provisions of this Section 11.16 shall survive the termination of this Agreement.
Section 11.17    Recourse to ARSC. Except to the extent expressly provided otherwise in the Transaction Documents, the obligations of ARSC under the Transaction Documents to which it is a party are solely the obligations of ARSC, and no recourse shall be had for payment of any fee payable by or other obligation of or claim against ARSC that arises out of any Transaction Document to which ARSC is a party against any director, officer or employee of ARSC. The provisions of this Section 11.17 shall survive the termination of this Agreement.
Section 11.18    Confidentiality. ARSC agrees to maintain the confidentiality of any information regarding Cartus, the Seller, and Realogy obtained in accordance with the terms of this Agreement that is not publicly available; provided, however, that ARSC may reveal such information (a) as necessary or appropriate in connection with the administration or enforcement of this Agreement or

27

Exhibit 10.59

its funding of Purchases under this Agreement or (b) as required by law, government regulation, court proceeding or subpoena. Notwithstanding anything herein to the contrary, none of Cartus, the Seller or Realogy shall have any obligation to disclose to ARSC or its assignees any personal and confidential information relating to a Transferred Employee.
Section 11.19    Conversion. Notwithstanding any covenants in this Agreement requiring Cartus, CFC or ARSC to maintain its “corporate existence”, such entity may elect to convert their status from that of a Delaware corporation to that of a Delaware limited liability company, either by filing a certificate of conversion with the Delaware Secretary of State or by merging with and into a newly formed Delaware limited liability company(such conversion or merger, as applicable, being herein called a “Conversion”) subject to the conditions that:
(a)    (x) the Person formed by such Conversion (any such Person, the “Surviving Entity”) is an entity organized and existing under the laws of the United States of America or any State thereof, (y) such Surviving Entity expressly assumes, by an agreement in form and substance satisfactory to the applicable transferee and its assignees, performance of every covenant and obligation of such Person under the Transaction Documents to which such Person is a party and (z) such Surviving Entity delivers to the other parties to the Fifth Omnibus Amendment hereto dated as of April 10, 2007 (such parties, the “Amendment Parties”) an opinion of counsel that such Surviving Entity is duly organized and validly existing under the laws of its organization, has duly executed and delivered such supplemental agreement, and such supplemental agreement is a valid and binding obligation of such Surviving Entity, enforceable against such Surviving Entity in accordance with its terms (subject to customary exceptions relating to bankruptcy and equitable principles) and covering such other matters as the Amendment Parties may reasonably request;
(b)    all actions necessary to maintain the perfection of the security interests or ownership interests created by such Person under the Transaction Documents to which such Person is a party in connection with such Conversion shall have been taken, as evidenced by an opinion of counsel reasonably satisfactory to the Amendment Parties;
(c)    so long as such Person is the Servicer, no Servicer Default or Unmatured Servicer Default is then occurring or would result from such Conversion;
(d)    in the case of a Conversion of CFC or ARSC, (x) the organizational documents of any Surviving Entity with respect to CFC or ARSC shall contain limitations on its business activities and requirements for independent directors or managers substantially equivalent to those set forth in its current organizational documents, and (y) Orrick Herrington & Sutcliffe shall have delivered an opinion of counsel reasonably satisfactory to the Amendment Parties that such Conversion will not, in and of itself, alter the conclusions set forth in its opinions previously issued in connection with the Transaction Documents with respect to true sale matters, substantive consolidation matters and bankruptcy issues relating to “home sale proceeds” (to the extent such opinions relate to such Person); and
(e)    each Amendment Party shall have received such other documents as such Amendment Party may reasonably request.
In connection with any such Conversion and the resulting change in name of such entity, Cartus, CFC and/or ARSC, as applicable, shall be required to comply with the name change covenants in the Transaction Documents, except that to the extent 30 days prior written notice of the name change is required, such notice period shall be reduced to five Business Days.

28

Exhibit 10.59

From and after any such Conversion effected in compliance with the above conditions, (a) all references in the Transaction Documents to any Person which has altered its corporate structure to become a limited liability company shall be deemed to be references to the Surviving Entity as successor to such Person, (b) all representations, warranties and covenants in the Transaction Documents which state that any of Cartus, CFC or ARSC is or is required to be a corporation shall be deemed to permit and require the Surviving Entity to be a limited liability company, (c) all references to such Person’s certificate of incorporation, other organizational documents, capital stock, corporate action or other matters relating to its corporate form will be deemed to be references to the organizational documents and analogous matters relating to limited liability companies, (d) all references to such Person’s directors or independent directors will be deemed to be references to the Surviving Entity’s directors, independent directors, managers or independent managers, as the case may be and (e) no representation, warranty or covenant in any Transaction Document shall be deemed to be breached or violated solely as a result of the fact that the Surviving Entity in any Conversion may be disregarded as a separate entity for state, local or federal income tax purposes.

29

Exhibit 10.59

N WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.
CARTUS FINANCIAL CORPORATION
By: __________________________
Name: Dennis O’Gara
Title: Sup. CFO
APPLE RIDGE SERVICES CORPORATION
By: __________________________
Name: Eric J. Barnes
Title: VP. Controller

Exhibit 10.59

APPENDIX A
DEFINITIONS
A.    Defined Terms. Capitalized terms used in this Agreement but not defined herein shall have the meanings assigned to them in the Purchase Agreement. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
“ARSC” shall mean Apple Ridge Services Corporation, a Delaware corporation.
“ARSC Purchase Price” shall have the meaning set forth in Section 3.1(b).
“ARSC Purchase Termination Event” shall have the meaning set forth in Section 9.1.
“ARSC Purchased Assets” shall have the meaning set forth in Section 2.1(a).
“ARSC Subordinated Loan” shall have the meaning set forth in Section 4.2.
“ARSC Subordinated Note” shall mean the ARSC Subordinated Note dated the Closing Date, made by ARSC and payable to the order of Cartus substantially in the form of Exhibit 4.2, as such note may be amended, supplemented, otherwise modified or replaced from time to time.
“ARSC Subordinated Note Cap” shall have the meaning set forth in Section 4.2.
“ARSC Termination Date” shall mean the date specified by the Indenture Trustee following the occurrence of an ARSC Purchase Termination Event; provided, however, that if an Event of Bankruptcy has occurred with respect to either the Seller or ARSC, the ARSC Termination Date shall be deemed to have occurred automatically without any such notice.
“CFC Collections” shall mean all funds that are received on account of or otherwise in connection with any CFC Pool Asset, including without limitation all funds received (a) from or on behalf of any Obligor in payment of or otherwise in respect of any CFC Receivable included in the CFC Pool Assets (including without limitation funds received in respect of Advance Payments to the extent necessary to reduce the Aggregate Employer Balance of Receivables with respect to that Employer to zero), (b) from or on behalf of any Ultimate Buyer in respect of CFC Home Sale Proceeds, (c) from any other Person to the extent such funds were applied, or should have been applied, pursuant to any Contract to repay or discharge any CFC Receivable or CFC Related Asset included in the CFC Pool Assets (including without limitation insurance payments that any Transaction Party applies in the ordinary course of its business to amounts owed in respect of such CFC Pool Assets), (d) from the Seller in respect of Seller Adjustments with respect to the ARSC Purchased Assets under this Agreement or any other obligation of the Seller hereunder, (e) from the Originator in respect to Originator Adjustments with respect to the ARSC Purchased Assets under Section 4.3 (c) of the Purchase Agreement, (f) from the Servicer in respect of Servicer Dilution Adjustments with respect to the ARSC Purchased Assets under Section 3.10(a) of the Transfer and Servicing Agreement and (g) from the Performance Guarantor in respect of any payments made by the Performance Guarantor as guarantor of the obligations of the Originator or the Servicer under the Performance Guaranty executed by it.

Appendix A -1

Exhibit 10.59

“CFC Home” shall mean any Home subject to a CFC Home Purchase Contract.
“CFC Home Purchase Contract” shall mean any Home Purchase Contract that was executed, and pursuant to which CFC purchases a Home, on or after the Closing Date, and that relates to a Receivable included in the ARSC Purchased Assets.
“CFC Home Sale Contract” shall mean any Home Sale Contract with respect to a CFC Home.
“CFC Home Sale Proceeds” shall mean any Home Sale Proceeds arising under a CFC Home Sale Contract.
“CFC Indemnified Losses” shall have the meaning set forth in Section 10.1.
“CFC Indemnified Party” shall have the meaning set forth in Section 10.1.
“CFC Noncomplying Asset” shall have the meaning set forth in Section 4.3(a).
“CFC Noncomplying Asset Adjustment” shall have the meaning set forth in Section 4.3(a).
“CFC Pool Asset” shall mean, collectively, all of the following assets and interests in property, whether now existing or hereafter arising and wheresoever located:
(a)    all CFC Receivables, all CFC Related Assets, all CFC Collections and all proceeds of the foregoing;
(b)    the Performance Guaranty;
(c)    all rights to payment due or to become due from the Seller under the Transaction Documents and all other rights and interests of ARSC under this Agreement and the other Transaction Documents;
(d)    all Lockboxes and Lockbox Accounts and all funds on deposit therein and certificates and instruments, if any, from time to time evidencing such accounts and funds on deposit therein, all investments made with such funds, all claims thereunder or in connection therewith and all interest, dividends, monies, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the foregoing; and
(e)    all moneys due or to become due and all amounts received or receivable with respect to any of the foregoing and all proceeds of, and earnings on the foregoing.
“CFC Purchased Assets” shall have the meaning set forth in Section 2.1(a).
“CFC Receivable” shall have the meaning set forth in Section 2.1(a).

Appendix A -2

Exhibit 10.59

“CFC Records” shall mean all Records maintained by the Seller with respect to the CFC Receivables and CFC Related Assets.
“CFC Related Assets” shall have the meaning set forth in Section 2.1(a).
“CFC Related Property” shall have the meaning set forth in Section 2.1(a).
“Collection Account” shall have the meaning provided in the Transfer and Servicing Agreement.
“Daily Seller Report” shall have the meaning set forth in Section 3.1.
“Eligible Receivable” shall mean any Eligible Receivable as defined in the Purchase Agreement that has been (or will be at the time such Receivable becomes included in the ARSC Purchased Assets) validly transferred to ARSC by CFC under and in accordance with this Agreement.
“Final Payout Date” shall mean the earlier of the date after the satisfaction and discharge of the Indenture pursuant to Article IV thereof on which either (i) all of the Notes have been paid in full or (ii) the Unpaid Balance of all outstanding Pool Receivables has been reduced to zero; provided that for purposes of this definition of Final Payout Date, the Unpaid Balance of a Defaulted Receivable shall be deemed to be outstanding until all Homes related thereto have been sold and such Receivable has been written off as uncollectible.
“Government Receivable” shall mean any Receivable arising under or in connection with a Government Guaranteed Contract.
“Independent Director” shall mean an individual who is an Independent Director as defined in the Certificate of Incorporation of ARSC as in effect on the date of this Agreement.
“Material Adverse Effect” shall mean, with respect to any event or circumstance, a material adverse effect on (a) the business, financial condition, operations or assets of the Seller, (b) the ability of the Seller to perform its obligations under any Transaction Document or all or any substantial portion of the Contracts, (c) the validity or enforceability of, or collectibility of, amounts payable by the Seller under any Transaction Document, (d) the status, existence, perfection or priority of the interest of ARSC (and its assigns) in the ARSC Purchased Assets, taken as a whole, in each case free and clear of any Lien (other than Permitted Liens) or (e) the validity, enforceability or collectibility of all or any substantial portion of the ARSC Purchased Assets.
“Permitted Exception” shall mean that, with respect to any representation, warranty or covenant with respect to the interest of ARSC and its assignees in the ARSC Purchased Assets or any Servicer Default, that (i) prior to recordation (A) pursuant to Section 8.3 of this Agreement and/or Section 2.01(d)(i) of the Transfer and Servicing Agreement or (B) upon the sale of a Home to an Ultimate Buyer, record title to such Home may remain in the name of the related Transferred Employee, and no recordation in real estate records of any mortgage or any conveyance pursuant to the related Home Purchase Contract or Home Sale Contract in favor of any Transaction Party, the Issuer or any of ARSC’s assignees and assigns pursuant to the Transfer and Servicing Agreement will be made except as otherwise permitted under Section 2.01(d)(i) of the Transfer and Servicing Agreement and (ii) no delivery of any

Appendix A -3

Exhibit 10.59

Home Purchase Contract, Home Deed or Equity Loan Note to any custodian will be required.
“Pool Collections” shall mean, collectively and without duplication, the Cartus Collections and the CFC Collections; provided, however, that any proceeds of Receivables that gave rise to CFC Noncomplying Asset Adjustments that have been paid as provided in Section 4.3 hereof or Cartus Noncomplying Asset Adjustments that have been paid as provided in Section 4.3 of the Purchase Agreement and any Related Property with respect to such Receivable shall not constitute Pool Collections and shall be promptly returned to CFC as provided in Section 4.3 hereof.
“Pool Receivables” shall mean, collectively, the Cartus Receivables and the CFC Receivables.
“Purchase” shall mean each purchase of Receivables, Related Assets and other ARSC Purchased Assets by ARSC from the Seller hereunder.
“Purchase Agreement” shall mean the Purchase Agreement dated as of the date hereof by and between Cartus and the Seller.
“Seller” shall mean Cartus Financial Corporation.
“Seller Adjustment” shall have the meaning set forth in Section 4.3(c).
“Seller Assets” shall have the meaning provided in Section 2.1(a).
“Seller Dilution Adjustment” shall have the meaning set forth in Section 4.3(b).
“Seller Person” means the Seller and each of its Subsidiaries and Affiliates other than Cartus, ARSC and the Issuer.
“Seller Purchased Assets” shall have the meaning provided in Section 2.1(a).
“Seller Receivables” shall have the meaning provided in Section 2.1(a).
“Seller Related Assets” shall have the meaning provided in Section 2.1(a).
“Seller Related Property” shall have the meaning provided in Section 2.1(a).
“Transaction Documents” means, collectively, this Agreement, the Purchase Agreement, the Transfer and Servicing Agreement, the Performance Guaranty, the ARSC Subordinated Note, the Lockbox Agreements and all agreements, instruments, certificates, reports and documents (other than any of the Contracts) executed and delivered or to be executed and delivered by ARSC under or in connection with any of the foregoing, as any of the foregoing may be amended, supplemented, restated or otherwise modified from time to time.
“Transaction Party” means ARSC, Cartus, the Seller, the Issuer or the Servicer (so long as the Servicer is Cartus or an Affiliate thereof).

Appendix A -4

Exhibit 10.59

B.    Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP or with United States generally accepted regulatory principles, as applicable. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under GAAP or regulatory accounting principles, the definitions contained in this Agreement shall control. All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein are used herein as defined in such Article 9.
C.    Agreements, Representations and Warranties. The agreements, representations and warranties of ARSC and Cartus Financial Corporation in this Agreement in each of their respective capacities as buyer, Seller and originator shall be deemed to be the agreements, representations and warranties of ARSC and Cartus Financial Corporation solely in each such capacity for so long as ARSC and Cartus Financial Corporation act in each such capacity under this Agreement, provided that nothing in this paragraph shall be deemed to limit the survival of such agreements, representations and warranties.
D.    Computation of Time Periods. Unless otherwise stated in this Agreement with respect to computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”.
E.    Reference. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and references to “Section”, “subsection”, “Appendix”, “Schedule” and “Exhibit” in this Agreement are references to Sections, subsections, Appendices, Schedules and Exhibits in or to this Agreement unless otherwise specified in this Agreement. To the extent any Receivables are denominated in any currency other than Dollars (as defined in the Indenture), all references herein to such Receivables shall mean the Dollar Equivalent of such Receivables. References herein to this Agreement, the Purchase Agreement, the Transfer and Servicing Agreement, the Indenture and the Performance Guaranty shall mean and be references to each such document as amended and modified by that certain Omnibus Amendment, Agreement and Consent, dated December 20, 2004, that certain Second Omnibus Amendment, dated January 31, 2005, that certain Amendment, Agreement and Consent, dated May 12, 2006, that certain Third Omnibus Amendment, Agreement and Consent, dated May 12, 2006, that certain Fourth Omnibus Amendment, dated November 29, 2006, that certain Fifth Omnibus Amendment, dated April 10, 2007, that certain Sixth Omnibus Amendment, dated June 6, 2007, and that certain Seventh Omnibus Amendment, dated December 14, 2011.

Appendix A -5

Exhibit 10.59

SCHEDULE 2.1
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of April 25, 2000
List of CFC Home Purchase Contracts
[As certified by the Seller and on file with ARSC and its assignees]

Schedule 2.1 -1

Exhibit 10.59

SCHEDULE 6.1(n)
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of April 25, 2000
Principal Place of Business
and Chief Executive Office of the Seller
Cartus Financial Corporation
40 Apple Ridge Road
Suite 4C68
Danbury, CT 06810
Fax: 203-749-8775
List of Offices Where
the Seller Keeps CFC Records
Cartus Corporation
40 Apple Ridge Road
Danbury, CT 06810
Chicago
1011 Warrenville Road
Suite 300
Lisle, IL 60532 USA
Phone: +1.630.493.6500
Irving
8081 Royal Ridge Parkway
Suite 200
Irving, TX 75063
Phone: +1.972.870.2700
Los Angeles
2040 Main Street
Suite 705
Irvine, CA 92614 USA
Phone: +1.949.885.5200
Memphis
6077 Primacy Parkway

Schedule 6.1(n) -1

Exhibit 10.59

Memphis, TN 38119 USA
Phone: +1.901.291.5500
Minneapolis
1600 Utica Avenue South
Suite 100
St. Louis Park, MN 55416 USA
Phone: +1.952.852.4100
Omaha
3905 South 148th Street
2nd Floor
Omaha, NE 68144 USA
Phone: +1.402.829.6700
Sacramento
620 Coolidge Drive
Suite 230
Folsom, CA 95630 USA
Phone: +1.916.605.5900

Schedule 6.1(n) -2

Exhibit 10.59

SCHEDULE 6.1(q)
to
RECEIVABLES PURCHASE AGREEMENT
Dated as April 25, 2000 as amended by the THIRD OMNIBUS AMENDMENT, AGREEMENT AND CONSENT Dated May 12, 2006
List of Legal Names for Cartus Financial Corporation
Cartus Financial Corporation
Cendant Mobility Financial Corporation

Schedule 6.1(q) -1

Exhibit 10.59

SCHEDULE 11.2
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of April 25, 2000
Notice Addresses
Cartus Financial Corporation
40 Apple Ridge Road
Suite 4C68
Danbury, CT 06810
Fax: 203-749-8775
Apple Ridge Services Corporation
40 Apple Ridge Road
Suite 4A65
Danbury, CT 06810
Fax: (203) 749-8886

Schedule 11.2 -1

Exhibit 10.59

EXHIBIT 2.1
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of April 25, 2000
FORM OF NOTICE OF ADDITIONAL
CFC HOME PURCHASE CONTRACTS
[DATE]
Apple Ridge Services Corporation
40 Apple Ridge Road
Suite 4A65
Danbury, CT 06810
Fax: 203-749-8886
Re: Additional CFC Home Purchase Contracts
Dear Sir or Madam:
Reference is made to the Receivables Purchase Agreement, dated as of April 25, 2000 (the “Receivables Purchase Agreement”), between Cartus Financial Corporation and Apple Ridge Services Corporation. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Receivables Purchase Agreement.
Pursuant to Section 2.1 of the Receivables Purchase Agreement, we are required to deliver a notice to you on the last of day of each month setting forth the new Home Purchase Contracts which were executed during such month. Attached hereto is a list of CFC Home Purchase Contracts that were executed during [Month/Year]. Pursuant to Section 2.1 of the Receivables Purchase Agreement, Schedule 2.1 to the Receivables Purchase Agreement is hereby amended to include the Home Purchase Contracts attached hereto.
Very truly yours,
CARTUS FINANCIAL CORPORATION
By:____________________________
    Name:
    Title:

Schedule 2.1 -1

Exhibit 10.59

EXHIBIT 4.2
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of April 25, 2000
FORM OF ARSC SUBORDINATED NOTE

[Attached]

1

Exhibit 10.59

AMENDED AND RESTATED
ARSC SUBORDINATED NOTE

April 25, 2000
as Amended and Restated December 16, 2011

1.    Note. FOR VALUE RECEIVED, the undersigned, APPLE RIDGE SERVICES CORPORATION, a Delaware corporation (“ARSC”), hereby unconditionally promises to pay to the order of CARTUS CORPORATION, a Delaware corporation (“Cartus”), in lawful money of the United States of America and in immediately available funds, on the day following the Final Payout Date, the aggregate unpaid principal sum outstanding of all “ARSC Subordinated Loans” made from time to time by Cartus to ARSC pursuant to and in accordance with the terms of that certain Receivables Purchase Agreement dated as of April 25, 2000, between the Seller and ARSC (as amended, restated, supplemented, or otherwise modified from time to time, the “Receivables Purchase Agreement”). Reference to Sections 4.2 and 5.2 of the Receivables Purchase Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All capitalized terms used herein that are not otherwise specifically defined herein shall have the meanings given to such terms in the Receivables Purchase Agreement. No advance shall be made hereunder on any date if the aggregate principal amount outstanding hereunder on such date, after giving effect to such advance, would exceed an amount equal to five times the net worth of ARSC. Proceeds of any loan hereunder shall be used solely for the purposes of paying the Purchase Price of the ARSC Purchased Assets.

2.    Agreement to Make Advances. Subject to the limitations set forth herein and the following limitations set forth in Section 5.2 of the Receivables Purchase Agreement: (a) this ARSC Subordinated Note has been duly executed and delivered by ARSC and is in full force and effect, (b) no Event of Bankruptcy has occurred and is continuing with respect to ARSC and (c) after giving effect to such ARSC Subordinated Loan, the aggregate outstanding principal amount of this ARSC Subordinated Note does not exceed the ARSC Subordinated Note Cap, Cartus irrevocably agrees to make each ARSC Subordinated Loan requested by ARSC on or prior to the Termination Date for the sole purpose of purchasing ARSC Purchased Assets under the Receivables Purchase Agreement.

3.    Interest. ARSC further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to LIBOR plus 2.25%; provided, however, that if ARSC defaults in the payment of any principal hereof, ARSC promises to pay, on demand, interest at the Prime Rate plus 2.00% per annum on any such unpaid amounts, accrued with respect to each Interest Period from the date such payment is due to the date of actual payment. LIBOR shall be determined on each LIBOR Determination Date on the basis of the rate for deposits in United States dollars for a one‑month period which appears on Reuters Screen LIBOR01 as of 11:00 a.m., London time, on such date. If such rate does not appear on Reuters Screen LIBOR01, the rate for that LIBOR Determination Date shall be determined on the basis of the rates quoted by the four major banks in the London interbank market selected by the Paying Agent to the Paying Agent as the rates at which deposits in United States dollars are offered by the four major banks in the London interbank market selected by the Paying Agent to the Paying Agent at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one‑month period. Interest shall be payable on the Distribution Date in each month in arrears. The outstanding principal of any loan made under this ARSC Subordinated Note shall be due and payable on the day after the Final Payout Date, and may be repaid or prepaid at any time without premium or penalty.

2

Exhibit 10.59

LIBOR Determination Date means the second London Business Day prior to the commencement of the second and each subsequent Interest Period. A London Business Day is any Business Day on which dealings in deposits in U.S. dollars are transacted in the London interbank market and banking institutions in London are not authorized or obligated by law or regulation to close. An Interest Period is the period beginning on and including the Distribution Date immediately preceding such Distribution Date. A Distribution Date means June 15, 2000 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

4.    Principal Payments. Cartus is authorized and directed by ARSC to enter in its books and records the date and amount of each loan made by it that is evidenced by this ARSC Subordinated Note and the amount of each payment of principal made by ARSC and, absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of Cartus to make any such entry or any error therein shall expand, limit or affect the obligations of ARSC hereunder.

5.    Subordination. The indebtedness evidenced by this ARSC Subordinated Note is subordinated to the prior payment in full of all of ARSC’s recourse obligations under the Transfer and Servicing Agreement. The subordination provisions contained herein are for the direct benefit of, and may be enforced by, ARSC’s successors and assigns and/or any of their respective assignees (collectively, the “Senior Claimants”) under the Transfer and Servicing Agreement. Until the date after the Final Payout Date on which all advances outstanding under the Transfer and Servicing Agreement have been repaid in full and all other obligations of ARSC thereunder (all such obligations, collectively, the “Senior Claims”) have been indefeasibly paid and satisfied in full, Cartus shall not demand, accelerate, sue for, take, receive or accept from ARSC, directly or indirectly, in cash or other property or by set-off or any other manner (including without limitation from or by way of collateral) any payment or security of all or any of the indebtedness under this ARSC Subordinated Note or exercise any remedies or take any action or proceeding to enforce the same; provided, however, that (i) Cartus hereby agrees that it will not institute against ARSC any Insolvency Proceeding unless and until a period of one year and one day has elapsed after the Final Payout Date and (ii) nothing in this paragraph shall restrict ARSC from paying, or Cartus from requesting, any payments under this ARSC Subordinated Note so long as ARSC is not required under the Transfer and Servicing Agreement to set aside the funds used for such payments for the benefit of, or otherwise pay over to, any of the Senior Claimants; and provided, further, that the making of such payment would not otherwise violate the terms and provisions of the Transfer and Servicing Agreement. Should any payment, distribution or security or proceeds thereof be received by Cartus in violation of the immediately preceding sentence, Cartus agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Indenture Trustee for the benefit of the Senior Claimants.

6.    Bankruptcy; Insolvency. Upon the occurrence of any Insolvency Proceeding involving ARSC as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due under the Transfer and Servicing Agreement (whether or not any or all of such amount is an allowable claim in any such proceeding) before Cartus is entitled to receive payment on account of this ARSC Subordinated Note and, to that end, any payment or distribution of assets of ARSC of any kind or character, whether in cash, securities or other property in any applicable Insolvency Proceeding which would otherwise be payable to, or deliverable upon or with respect to, any or all indebtedness under this ARSC Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) pursuant to the Transfer and Servicing Agreement for application to, or as collateral for the

3

Exhibit 10.59

payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

7.    GOVERNING LAW. THIS ARSC SUBORDINATED NOTE SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK. WHEREVER POSSIBLE EACH PROVISION OF THIS ARSC SUBORDINATED NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS ARSC SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS ARSC SUBORDINATED NOTE.

8.    Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Cartus additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this ARSC Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

9.    Assignment. Prior to the satisfaction and discharge of the Indenture pursuant to Article IV thereof, this ARSC Subordinated Note may not be assigned, pledged or otherwise transferred to any party other than Originator except in accordance with the Transfer and Servicing Agreement.

[The remainder of this page has been left blank intentionally.]

4

Exhibit 10.59

APPLE RIDGE SERVICES CORPORATION

By:    _____________________________
    Name:
Title:

Acknowledged and agreed:

CARTUS CORPORATION

By:    ______________________________________
Name:
Title:

Exhibit 10.59

Exhibit A-3

Master Indenture
[Attached]

Exhibit 10.59

CONFORMED COPY
AS AMENDED BY:
1. Omnibus Amendment, Agreement and Consent dated December 20, 2004.
2. Second Omnibus Amendment dated January 31, 2005
3. Amendment, Agreement and Consent dated January 30, 2006
4. Third Omnibus Amendment, Agreement and Consent dated May 12, 2006
5. Fourth Omnibus Amendment dated November 29, 2006
6. Fifth Omnibus Amendment dated April 10, 2007
7. Seventh Omnibus Amendment dated December 14, 2011
MASTER INDENTURE
APPLE RIDGE FUNDING LLC
as Issuer,
U.S. BANK NATIONAL ASSOCIATION
as Indenture Trustee,
and
U.S. BANK NATIONAL ASSOCIATION
as Paying Agent, Authentication Agent and
Transfer Agent and Registrar

Exhibit 10.59

Exhibit 10.59

i

Exhibit 10.59

ii

Exhibit 10.59

iii

Exhibit 10.59

Section 12.14. No Petition	69
Section 12.15. Provision of Information to Rating Agencies	70
Section 12.16. Conversion	70
Section 12.17. Defaulted Gross-Up Amount	71

iv

Exhibit 10.59

This MASTER INDENTURE, dated as of April 25, 2000 (as amended, modified or supplemented from time to time, the “Indenture”), by and between APPLE RIDGE FUNDING LLC, a limited liability company organized under the laws of the State of Delaware (together with its permitted successors and assigns, the “Issuer”), U.S. BANK NATIONAL ASSOCIATION, as indenture trustee (herein, together with its successors in the trusts hereunder, the “Indenture Trustee”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as paying agent, authentication agent and transfer agent and registrar (together with its permitted successors and assigns, “U.S. Bank”). This Indenture may be supplemented at any time and from time to time by an indenture supplement in accordance with Article X hereof (each, an “Indenture Supplement”). If a conflict exists between the terms and provisions of this Indenture and any Indenture Supplement, the terms and provisions of the Indenture Supplement shall be controlling with respect to the related Series.
PRELIMINARY STATEMENT
The Issuer has duly authorized the execution and delivery of this Indenture to provide for issuances from time to time of its asset backed notes as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.
Simultaneously with the delivery of this Indenture the Issuer is entering into the Transfer and Servicing Agreement (the “Transfer and Servicing Agreement”) with Apple Ridge Service Corporation, a Delaware corporation, as transferor (the “Transferor”), Cartus Financial Corporation (“CFC”), a Delaware corporation, as an originator, and Cartus Corporation (“Cartus”), a Delaware corporation, as an originator and as servicer (in such capacity, the “Servicer”), pursuant to which (a) the Transferor will convey to the Issuer all of its right, title and interest in, to and under the Pledged Assets and (b) the Servicer will agree to service the Pledged Assets and make collections thereon on behalf of the Noteholders. The Pledged Assets were, and in the future will be, originated by either Cartus or Cartus Financial Corporation (each an “Originator”). The Pledged Assets originated by Cartus will be purchased by CFC pursuant to the Purchase Agreement. The Pledged Assets originated by CFC, together with those originated by Cartus and purchased by CFC, will be purchased by the Transferor pursuant to the Receivables Purchase Agreement.
Under the Transfer and Servicing Agreement, additional Pledged Assets from time to time will automatically be conveyed thereunder to the Issuer without any further action by either Originator or the Transferor.
GRANTING CLAUSE
The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes, all of the Issuer’s right, title and interest, whether now owned or hereafter acquired, in, to and under all of the following: (i) all Receivables; (ii) all Related Property; (iii) all Pool Collections; (iv) the Collection Account (excluding any subaccount of the Collection Account established pursuant to an Indenture Supplement), the Distribution Account, and all money, instruments, investment property and other property credited to or deposited in such accounts; (v) the Performance Guaranty, the Transfer and Servicing Agreement, the Receivables Purchase Agreement and the Purchase Agreement; (vi) all accounts, money, chattel paper, investment property, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, general intangibles and goods consisting of, arising from or relating to any of the foregoing; (vii) all other property of the Issuer; and (viii) all proceeds of the foregoing (collectively, the “Pledged Assets”); provided, however, that (1) the Pledged Assets shall not include the following, and the following shall not be subject to the lien of this Indenture: (a) Liquidated

Exhibit 10.59

Receivables, (b) any Receivable as to which Cartus or CFC has paid a Cartus Noncomplying Asset Adjustment or a CFC Noncomplying Asset Adjustment, as applicable, and all proceeds thereof, (c) any amounts paid to the Issuer pursuant to Section 8.04(d) and (d) all proceeds of clauses (a) through (c) of this proviso. Notwithstanding any other provision of this Indenture, the property described in the preceding proviso and the release thereof to the Issuer shall not be subject to the provisions of Section 8.05 or 12.01(b).
ARTICLE I

DEFINITIONS
Section 1.01.    Definitions.
Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.
“Act” shall have the meaning specified in Section 12.03(a).
“Adjusted Aggregate Receivable Balance” shall mean, as of any date of determination, the excess of (a) the Aggregate Receivable Balance on such date over (b) the Aggregate Adjustment Amount on such date.
“Affiliate” shall mean, when used with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. As used in this definition of Affiliate, the term “control” means the power, directly or indirectly, to direct or cause the direction of the management and policies of a Person, whether through ownership of such Person’s voting securities, by contract or otherwise, and the terms “affiliated,” “controlling” and “controlled” have correlative meanings.
“Aggregate Adjustment Amount” shall mean, as of any date of determination, an amount equal to the sum of (a) the Overconcentration Amount, plus (b) the Excess Longer Term Receivable Amount, plus (c) the Excess Special Homes Receivables Amount, plus (d) the amount, if any, by which the aggregate Unpaid Balance of all Eligible Receivables relating to Appraised Value Homes that have been owned by CFC for more than 270 days but less than 366 days exceeds 10% of the sum of the Aggregate Employer Balances of all Eligible Receivables (other than Defaulted Receivables) relating to Appraised Value Homes as of the last day of the Monthly Period immediately preceding the date of calculation, plus (e) the amount, if any, by which the aggregate Unpaid Balance of all Eligible Receivables relating to Homes other than Appraised Value Homes that have been owned by CFC for more than 120 days but less than 241 days exceeds 10% of the sum of the Aggregate Employer Balances of all Eligible Receivables (other than Defaulted Receivables) relating to Homes other than Appraised Value Homes as of the last day of the Monthly Period immediately preceding the date of calculation, plus (f) the aggregate Unpaid Balance of all Eligible Receivables relating to Appraised Value Homes that have been owned by CFC for 366 or more days as of the last day of the Monthly Period immediately preceding the date of calculation, plus (g) the aggregate Unpaid Balance of all Eligible Receivables relating to Homes other than Appraised Value Homes that have been owned by CFC for 241 or more days as of the last day of the Monthly Period immediately preceding the date of calculation, plus (h) the Excess Homesale Related Assets Amount with respect to the Monthly Period immediately preceding the date of calculation, plus (i) the Excess Foreign Currency Receivable Amount.

Exhibit 10.59

“Aggregate Employer Balance” shall mean, with respect to any Employer at any time, the aggregate Unpaid Balance of the Pool Receivables of such Employer, calculated in the following manner: the Unpaid Balance will be reduced (without duplication), by (a) in the case of any Receivables of such Employer, the Dollar Equivalent of the amount of any funds received on account of or otherwise in connection therewith, excluding the Dollar Equivalent of the amount of any Advance Payment made by such Employer with respect to such Receivables or any other obligations of such Employer, and the Dollar Equivalent of the amount of Home Sale Proceeds received with respect to the related Home (to the extent that they have not previously been applied to reduce the Unpaid Balance of the related Receivable) and (b) in the case of any Receivables of such Employer (including without limitation any Self-Funding Obligor), the Dollar Equivalent of the amount of any net gains on sales of Homes or other amounts (including without limitation rebates for referral fees, if any, and if allowed by law) that have not yet been remitted to such Employer. For the avoidance of doubt, the Aggregate Employer Balance with respect to any Employer shall include the aggregate Unpaid Balance of any Advance Billing Receivables of such Employer.
“Aggregate Receivable Balance” shall mean, as of any date of determination, the sum of the Aggregate Employer Balances with respect to each Employer under the Pool Relocation Management Agreements, minus the aggregate Unpaid Balance of all Pool Receivables that are not Eligible Receivables, minus the aggregate Unpaid Balance of all Defaulted Receivables, in each case to only the extent such amounts have not already been subtracted in calculating the Aggregate Employer Balances, and without duplication of deductions for the same underlying asset, minus the sum of the Defaulted 121-150 Gross-Up Amount and the Defaulted 150+ Gross-Up Amount, minus the Dollar Equivalent of the aggregate amount of Advance Payments made by each such Employer, minus the aggregate Unpaid Balance of any Advance Billing Receivables of such Employer, plus the amount, if any, (such amount, the “Net Credit Balance”) by which (x) the sum of (i) the Dollar Equivalent of the outstanding Advance Payments made by any Employer with respect to Receivables or any other obligations of such Employer and (ii) the Unpaid Balance of any Advance Billing Receivables of such Employer exceeds (y) the Aggregate Employer Balance with respect to such Employer.
“Aggregate Required Asset Amount” shall mean, on any date of determination, the sum of the Required Asset Amounts with respect to each Series of Notes.
“All Other Assets” shall mean, as of any date of determination, an amount equal to (i) the Aggregate Employer Balance of all Receivables (other than Excluded Home Receivables) minus (ii) the Appraised Homesale Related Assets.
“Amortization Event” with respect to each Series of Notes shall be specified in the related Indenture Supplement.
“Amortization Period” shall mean, with respect to any Series, a period following the Revolving Period during which Pool Collections are distributed to Noteholders, which shall be a controlled amortization period, a rapid amortization period or other amortization period, in each case as defined with respect to such Series in the related Indenture Supplement.
“Applicable Series Enhancer” means each Series Enhancer except to the extent otherwise provided in the relevant Indenture Supplement.
“Appraised Homesale Related Assets” means, as of any date of determination, an amount equal to the aggregate amount (without duplication) of (i) the portion of the Aggregate Employer Balances of all Receivables (other than Excluded Home Receivables) arising from Equity Payments, Mortgage Payoffs and Mortgage Payments and relating to Appraised Value Homes, plus (ii) the portion of

Exhibit 10.59

the Aggregate Employer Balances of all Receivables arising from Unbilled Receivables (other than Excluded Home Receivables) relating to Appraised Value Homes.
“Asset Deficiency” shall mean, on any date of determination, the amount, if any, by which the Aggregate Required Asset Amount as of such date exceeds the Adjusted Aggregate Receivable Balance as of such date.
“Authentication Agent” shall mean U.S. Bank and any successor thereto.
“Authorized Officer” shall mean:
(a)    with respect to the Issuer, any officer of the Issuer who is authorized to act for the Issuer in matters relating to the Issuer and who is identified on the list of Authorized Officers (containing the specimen signature of each such Person) delivered by the Issuer to the Indenture Trustee on the initial Closing Date (as such list may be modified or supplemented from time to time thereafter); or
(b)    with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to the Servicer and who is identified on the list of Authorized Officers (containing the specimen signature of each such Person) delivered by the Servicer to the Indenture Trustee on the initial Closing Date (as such list may be modified or supplemented from time to time thereafter).
“Average Days Outstanding” with respect to any Series, shall have the meaning set forth in the applicable Indenture Supplement.
“Beneficial Owner” shall mean, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or Foreign Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency or Foreign Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in accordance with the rules of such Clearing Agency or Foreign Clearing Agency).
“Book-Entry Notes” shall mean beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency or Foreign Clearing Agency as described in Section 2.11.
“Clearstream Banking” shall mean Clearstream Banking, société anonyme, a professional depository incorporated under the laws of Luxembourg, and its successors.
“Clearing Agency” shall mean an organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and serving as clearing agency for a Series of Book-Entry Notes.
“Clearing Agency Participant” shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.
“Closing Date” shall mean, with respect to any Series, the closing date specified in the related Indenture Supplement.

Exhibit 10.59

“Cartus” shall have the meaning set forth in the preliminary statement to this Indenture.
“CFC” shall have the meaning set forth in the preliminary statements to this Indenture.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Commission” shall mean the Securities and Exchange Commission and its successors in interest.
“Corporate Trust Office” shall mean the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office on the date of the execution of this Agreement is located at U.S. Bank National Association, 60 Livingston Ave., EP-MN-WS3D, St. Paul, Minnesota, Attn: Apple Ridge Funding, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (of which address any successor Indenture Trustee shall notify the Noteholders and the Issuer).
“Date of Processing” shall mean, with respect to any transaction, the date on which such transaction is first recorded on the Servicer’s computer master file maintained for the purpose of recording Pool Collections.
“Default” shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.
“Defaulted 121-150 Credit Balance” shall mean, with respect to any Monthly Period, the Dollar Equivalent as of the last day of such Monthly Period of the aggregate credit balances of all Receivables that (a) constitute Defaulted Receivables pursuant to clause (c) of the definition thereof and (b) have been billed and remain unpaid for more than 120 days but fewer than 151 days.
“Defaulted 121-150 Gross-Up Amount” shall mean $50,000 (or such greater amount as may be calculated from time to time pursuant to Section 12.17 of this Indenture).
“Defaulted 150+ Credit Balance” shall mean, with respect to any Monthly Period, the Dollar Equivalent as of the last day of such Monthly Period of the aggregate credit balances of all Receivables that (a) constitute Defaulted Receivables pursuant to clause (c) of the definition thereof and (b) have been billed and remain unpaid for more than 150 days.
“Defaulted 150+ Gross-Up Amount” shall mean $300,000 (or such greater amount as may be calculated from time to time pursuant to Section 12.17 of this Indenture).
“Defeasance” shall have the meaning specified in Section 11.01(a).
“Defeased Series” shall have the meaning specified in Section 11.01(a).
“Definitive Notes” shall mean Notes in definitive, fully registered form.
“Deposit Date” shall mean each day on which the Servicer deposits Pool Collections in the Collection Account in accordance with Section 3.02 of the Transfer and Servicing Agreement.

Exhibit 10.59

“Distribution Account” shall have the meaning specified in Section 8.03(b).
“Distribution Date” shall mean, with respect to any Series, the date specified in the applicable Indenture Supplement.
“Dollars,” “$” or “U.S. $” shall mean United States dollars.
“DTC” shall mean The Depository Trust Company.
“Eligible Receivable” shall have the meaning specified in the Receivables Purchase Agreement.
“Enhancement Agreement” shall mean any agreement, instrument or document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.
“Euroclear Operator” shall mean Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.
“Event of Default” shall have the meaning specified in Section 5.01.
“Excess Foreign Currency Receivable Amount” shall mean, as of any date of determination, an amount equal to the excess, if any, of (a) the aggregate Unpaid Balance of all Eligible Receivables (other than Defaulted Receivables) denominated in a currency other than Dollars as of such date over (b) an amount equal to the lesser of (i) $35,000,000 and (ii) 15% of the Aggregate Receivable Balance as of such date.
“Excess Homesale Related Assets Amount” means, as of any date of determination, an amount equal to the excess, if any, of (a) the Specified Net Receivable Balance with respect to Receivables constituting Appraised Homesale Related Assets, over (b) an amount equal to the product of (i) the applicable Maximum Homesale Related Assets Percentage times (ii) the Specified Net Receivable Balance of all Receivables (other than Excluded Home Receivables).
“Excess Homesale Related Assets Exhibit” shall mean Exhibit B to that certain letter agreement, dated December 16, 2011, by and between the Issuer and the Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Excess Longer Term Receivable Amount” shall mean, as of any date of determination, an amount equal to the excess, if any, of (a) the aggregate Unpaid Balance of all Billed Receivables that are payable more than 60 days after the original invoice date of such Billed Receivable as of the last day of the Monthly Period immediately preceding the first day of the Interest Period in which such date occurs over (b) an amount equal to 40% of the aggregate Unpaid Balance of all Billed Receivables included in the Aggregate Receivable Balance as of such last day of such Monthly Period.
“Excess Special Homes Receivable Amount” shall mean, as of any date of determination, an amount equal to the excess, if any, of (a) the aggregate Unpaid Balance of all Eligible Receivables arising from Equity Payments or Mortgage Payoffs relating to any Home that qualifies as a “Special Home Transaction” (as such term is defined in the applicable Home Sale Service Supplement), reduced by any Advance Payments identified as relating to such Homes, as of the close of business on the

Exhibit 10.59

last day of the Monthly Period immediately preceding the first day of the Interest Period in which such date occurs over (b) an amount equal to 10% of the Aggregate Receivable Balance as of such last day of such Monthly Period.
“Foreign Clearing Agency” shall mean Clearstream Banking and the Euroclear Operator.
“Global Note” shall have the meaning specified in Section 2.14.
“Grant” shall mean to mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Pledged Assets or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Pledged Assets and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.
“Indenture” shall have the meaning set forth in the introductory paragraph to this Indenture.
“Indenture Supplement” shall have the meaning set forth in the introductory paragraph to this Indenture.
“Indenture Trustee” shall have the meaning set forth in the introductory paragraph of this Indenture.
“Independent” shall mean, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor, CFC, Cartus and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the outstanding equity or debt securities of the Issuer, any such other obligor, the Transferor, CFC, Cartus or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor, CFC, Cartus or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.
“Independent Certificate” shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, made by an Independent appraiser or other expert, and such opinion or certificate shall state that the signer has read the definition of “Independent” in this Indenture and that the signer is Independent within the meaning thereof.
“Independent Director” shall mean an individual who is an Independent Director as defined in the Limited Liability Company Agreement of the Issuer as in effect on the date of this Indenture.
“Ineligible Receivable” shall mean any Receivable which is not an Eligible Receivable.
“Indirect Participant” shall mean Persons such as securities brokers and dealers, banks

Exhibit 10.59

and trust companies that clear or maintain a custodial relationship with a participant of DTC, either directly or indirectly.
“Insolvency Event” shall mean, for any Person:
(a)    that such Person shall admit in writing its inability, or fail generally, to pay its debts as they become due; or
(b)    (i) a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or for the winding-up or liquidation of its affairs and (ii) either such proceedings shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceedings shall occur, provided that the grace period allowed for by this clause (ii) shall not apply to any proceeding instituted by an Affiliate of such Person in furtherance of any of the actions set forth in the preceding clause (i); or
(c)    the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or such Person’s consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or any general assignment for the benefit of creditors; or
(d)    if such Person is a corporation or a limited liability company, such Person or any Subsidiary of such Person shall take any corporate or limited liability company action in furtherance of any of the actions set forth in the preceding clause (a), (b) or (c).
“Interest Period” with respect to any Series, shall have the meaning set forth in the applicable Indenture Supplement.
“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.
“Issuer” shall have the meaning set forth in the introductory paragraph to this Indenture.
“Issuer Order” shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee or U.S. Bank, as the case may be.
“Liquidated Receivable” shall mean any Receivable the Unpaid Balance of which has been reduced to zero, whether by payment of a Cartus Noncomplying Asset Adjustment or a CFC Noncomplying Asset Adjustment or otherwise.
“Majority Investors” shall mean Noteholders holding Notes evidencing more than 50% of the Outstanding Amount.
“Material Adverse Effect” shall mean, with respect to any event or circumstance, a material adverse effect on (a) the business, financial condition, operations or assets of the Issuer or any

Exhibit 10.59

Transaction Party, (b) the ability of the Issuer or any Transaction Party to perform its obligations under any Transaction Document to which it is a party, (c) the validity or enforceability of, or collectibility of, amounts payable by the Issuer or any Transaction Party under any Transaction Document to which it is a party, (d) the status, existence, perfection or priority of the interest of the Issuer or any assignee thereof in the Pledged Assets, taken as a whole, in each case free and clear of any Lien (other than a Permitted Lien) or (e) the validity, enforceability or collectibility of all or any substantial portion of the Pledged Assets.
“Maximum Homesale Related Assets Percentage” means, with respect to any Monthly Period, the applicable “Maximum Percentage” set forth in the table below based on (a) the last day of such Monthly Period and (b) the average of the Average Days in Inventory for Appraised Value Homes (other than Excluded Homes) for such Monthly Period and the immediately preceding Monthly Period:

Monthly Period	Average Days in Inventory for Appraised Value Homes	Maximum Percentage
Ending between November 30th and April 30th	Less than 130 days	35.00%
	Greater than or equal to 130 days, but less than 135 days	30.00%
	Greater than or equal to 135 days, but less than 140 days	25.00%
	Greater than or equal to 140 days, but less than 145 days	20.00%
	Greater than or equal to 145 days	12.00%
Ending between May 31st and October 31st	Less than 115 days	35.00%
	Greater than or equal to 115 days, but less than 121 days	30.00%
	Greater than or equal to 121 days, but less than 127 days	25.00%
	Greater than or equal to 127 days, but less than 133 days	20.00%
	Greater than or equal to 133 days	12.00%

provided that, (i) if such Monthly Period ended May 31st, the average described in clause (b) of this definition shall be deemed to be the lesser of (x) the average of the Average Days in Inventory for Appraised Value Homes (other than Excluded Homes) for such Monthly Period and the immediately preceding Monthly Period ended April 30th and (y) the Average Days in Inventory for Appraised Value Homes (other than Excluded Homes) for such Monthly Period ended May 31st and (ii) any Appraised Value Home owned by an Originator as of the close of business on the last day of such Monthly Period for more than 365 days shall not be included as a Home owned by an Originator for purposes of this definition.
“Modified Receivable Balance” shall mean, for any Employer as of any date of determination, an amount equal to the sum of (a) the product of (i) 50% multiplied by (ii) the sum of the aggregate Unpaid Balance of all Eligible Receivables of such Employer included in the Aggregate Employer Balance arising from (A) Equity Payments plus (B) Mortgage Payoffs plus (C) Mortgage Payments that are owing by such Employer plus (b) the aggregate Unpaid Balance of each other Eligible Receivable of such Employer included in the Aggregate Employer Balance, reduced (without duplication) by any Advance Payments and by the Unpaid Balance of any Advance Billing Receivables of such Employer.
“Moody’s” shall mean Moody’s Investors Service.

Exhibit 10.59

“Monthly Period” shall mean (i) a calendar month or (ii) with respect to the initial Monthly Period, the period commencing on the Closing Date with respect to the initial Series of Notes and ending on May 31, 2000.
“New Issuance” shall have the meaning specified in Section 2.10.
“Note Interest Rate” shall mean, as of any date of determination and with respect to any Series, the rate at which interest accrues on the Notes of such Series (or formula on the basis of which such rate shall be determined) specified therefor in the related Indenture Supplement.
“Note Register” shall have the meaning specified in Section 2.05.
“Noteholder” or “Holder” shall mean the Person in whose name a Note is registered on the Note Register or such other Person deemed to be a “Noteholder” or “Holder” in any related Indenture Supplement.
“Notes” shall mean all Series of Notes issued by the Issuer pursuant to this Indenture and the applicable Indenture Supplement.
“NYUCC” shall have the meaning specified in Section 2.05.
“Obligor Limit” shall mean, as of any date of determination, (a) with respect to each Obligor having an unsecured long-term debt rating (or equivalent shadow rating) of “A+” or better from S&P and “A1” or better from Moody’s, 6% of the Aggregate Receivable Balance, (b) with respect to each Obligor having an unsecured long-term debt rating (or equivalent shadow rating) of less than “A+” but “BBB” or better from S&P and less than “A1” but “Baa2” or better from Moody’s, 4% of the Aggregate Receivable Balance, (c) having an unsecured long‑term debt rating (or equivalent shadow rating) of “BBB-” from S&P or of “Baa3” from Moody’s, 2% of the Aggregate Receivable Balance and (d) not having an unsecured long-term debt rating (or equivalent) from S&P or Moody’s or having an unsecured long-term debt rating (or equivalent shadow rating) of less than “BBB-” from S&P or of less than “Baa3” from Moody’s, 1% of the Aggregate Receivable Balance; provided that, for purposes of calculating the Obligor Limits, each Obligor which has a long-term debt rating from only one of S&P and Moody’s will be treated as if it was rated by both agencies at one level below its actual rating; provided, further that, notwithstanding the foregoing, certain Obligors shall have separate Obligor Limits, as set forth in that certain letter agreement, dated December 16, 2011, between the Issuer and the Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. For purposes of calculating the Obligor Limits, no Obligor shall be deemed to have a debt rating based solely on the rating of any Affiliate unless that Affiliate is contractually obligated on the related Receivable of such Obligor, in which event that Obligor and such Affiliate shall be treated as a single Obligor. If an Obligor’s unsecured long–term debt rating (or equivalent shadow rating) results in two different Obligor Limits (because of differences in the long-term unsecured debt ratings assigned by each of the Rating Agencies), the Obligor Limit for such Obligor will be the lower of the two different Obligor Limits.
“Officer’s Certificate” shall mean, unless otherwise specified in this Agreement, a certificate delivered to the Indenture Trustee or U.S. Bank, as the case may be, signed by any Authorized Officer of the Issuer, the Transferor, CFC or the Servicer, as applicable, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01.
“Opinion of Counsel” shall mean a written opinion of counsel, who may be counsel for,

Exhibit 10.59

or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Indenture Trustee and each Applicable Series Enhancer, provided that a Tax Opinion shall be an opinion of nationally recognized tax counsel.
“Originator” shall have the meaning set forth in the preliminary statement to this Indenture.
“Outstanding” shall mean, with respect to the Notes as of any date of determination, all Notes authenticated and delivered under this Indenture except:
(a)    Notes previously cancelled by the Transfer Agent and Registrar or delivered to the Transfer Agent and Registrar for cancellation;
(b)    Notes or portions thereof the payment for which money in the necessary amount has been previously deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the applicable Indenture Supplement or provision therefor, satisfactory to the Indenture Trustee, has been made); and
(c)    Notes in exchange for or in lieu of other Notes that have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser;
provided that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor on the Notes, the Transferor, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding (except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded). Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor on the Notes, the Transferor, CFC, the Servicer or any Affiliate of any of the foregoing Persons. In making any such determination, the Indenture Trustee may rely on the representations of the pledgee and shall not be required to undertake any independent investigation.
“Outstanding Amount” shall mean the aggregate Series Outstanding Amount of all Series of Notes Outstanding at the date of determination.
“Overconcentration Amount” shall mean, as of any date of determination, an amount equal to the sum of: (a) the greater of: (i) the excess, if any, of (A) the aggregate Modified Receivable Balances owing by (or, if less, the Obligor Limits of) the Obligors (excluding the Special Obligor and the Eligible Governmental Obligors) who are the Obligors in respect of the five largest aggregate Modified Receivable Balances over (B) an amount equal to 25% of the Aggregate Receivable Balance, and (ii) the excess, if any, of (A) the aggregate Modified Receivable Balances owing by (or, if less, the Obligor Limits of) the Obligors (excluding the Special Obligor and the Eligible Governmental Obligors) who are the Obligors in respect of the ten largest aggregate Modified Receivable Balances over (B) an amount equal to 35% of the Aggregate Receivable Balance, plus (b) the sum of the aggregate amount with respect to each Obligor (excluding Eligible Governmental Obligors) of the excess, if any, of (i) the aggregate Modified Receivable Balance owing by such Obligor over (ii) the Obligor Limit with respect to such Obligor, plus (c) the amount by which the aggregate Modified Receivable Balances owing by all Foreign Obligors

Exhibit 10.59

exceeds 2% of the Aggregate Receivable Balance, plus (d) the amount by which the aggregate Modified Receivable Balances owing by all Eligible Governmental Obligors exceeds 10% of the Aggregate Receivable Balance.
“Paying Agent” shall mean U.S. Bank and any successor thereto.
“Person” shall mean any person or entity, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.
“Pledged Assets” shall have the meaning set forth in the granting clause of this Indenture.
“Pool Collections” shall mean CFC Collections and Cartus Collections.
“Principal Terms” shall mean, with respect to any Series, (a) the name or designation; (b) the initial principal amount (or method for calculating such amount) and the Series Outstanding Amount; (c) the Note Interest Rate for the Notes of such Series (or method for the determination thereof); (d) the payment date or dates and the date or dates from which interest shall accrue; (e) the method for allocating Pool Collections to Noteholders and the method by which the principal amount for the Notes of such Series shall amortize; (f) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (g) the portion of the Servicing Fee allocable to such Series; (h) the Series Enhancer and terms of any of Series Enhancement, if applicable; (i) the terms on which the Notes of such Series may be exchanged for Notes of another Series, repurchased or redeemed by the Issuer or remarketed to other investors; (j) the maturity date; (k) the extent to which the Notes of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global note or notes, the terms and conditions, if any, upon which such global note may be exchanged, in whole or in part, for Definitive Notes, and the manner in which any interest payable on a temporary or global note will be paid); (l) the priority of such Series with respect to any other Series; (m) the Distribution Date; and (n) any other terms of such Series.
“Proceeding” shall mean any suit in equity, action at law or other judicial or administrative proceeding.
“Purchase Agreement” shall mean the purchase agreement dated as of April 25, 2000, between Cartus and CFC, as amended from time to time.
“Qualified Account” shall mean either (a) a segregated account with a Qualified Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the unsecured, unguaranteed senior debt securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories that signifies investment grade.
“Qualified Institution” shall mean (a) a depository institution, which may include the Indenture Trustee (if it is a Paying Agent hereunder), organized under the laws of the United States of America or any one of the States thereof or the District of Columbia, the deposits in which are insured by the Federal Deposit Insurance Corporation and that at all times has a short-term unsecured debt rating of at least A‑1 by Standard & Poor’s and P-1 by Moody’s or (b) a depository institution acceptable to each Rating Agency.

Exhibit 10.59

“Rating Agency” shall mean, with respect to any outstanding Series, each rating agency selected by the Issuer to rate the Notes of such Series, as specified in the applicable Indenture Supplement.
“Rating Agency Condition” shall mean, with respect to any action, that each Rating Agency shall have notified the Issuer, the Servicer, any Series Enhancer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then existing rating of any outstanding Series with respect to which it is a Rating Agency (both with and without giving effect to any letter of credit, surety bond or insurance policy issued by any Series Enhancer) or, with respect to any outstanding Series not rated by any Rating Agency, such written consent as is specified in the Indenture Supplement for such Series.
“Receivables Purchase Agreement” shall mean the receivables purchase agreement dated as of April 25, 2000, between CFC and the Transferor, as amended from time to time.
“Record Date” shall mean, with respect to any Distribution Date, the last Business Day of the preceding Monthly Period, unless otherwise specified for a Series in the related Indenture Supplement.
“Redemption Date” shall mean, with respect to any Series, the date the Notes of any Series are redeemed in accordance with the related Indenture Supplement.
“Required Asset Amount” shall mean, with respect to any Series of Notes, the required asset amount for such Series of Notes as specified in the related Indenture Supplement.
“Revolving Period” shall have, with respect to each Series, the meaning specified in the related Indenture Supplement.
“S&P” shall mean Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc.
“Series” shall mean any series of Notes issued pursuant to this Indenture and the related Indenture Supplement.
“Series Account” shall mean any deposit, trust, securities, escrow or similar account maintained for the benefit of the Noteholders of any Series, as specified in any Indenture Supplement.
“Series Enhancement” shall mean the rights and benefits provided to the Issuer or the Noteholders of any Series pursuant to any letter of credit, surety bond, cash collateral account, collateral invested amount, insurance policy, spread account, reserve account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement or other similar arrangement. The subordination of any Series to another Series also shall be deemed to be a Series Enhancement.
“Series Enhancer” shall mean the Person or Persons providing any Series Enhancement, other than (except to the extent otherwise provided with respect to any Series in the Indenture Supplement for such Series) the Noteholders of any Series that is subordinated to another Series.
“Series Issuance Date” shall mean, with respect to any Series, the date on which the Notes of such Series are to be originally issued in accordance with Section 2.10 and the related Indenture Supplement.

Exhibit 10.59

“Series Outstanding Amount” shall mean, with respect to any Series of Notes, the amount specified as the “Series Outstanding Amount” in the related Indenture Supplement.
“Series Percentage” shall mean, with respect to any Series of Notes and for any date, the percentage specified in the related Indenture Supplement.
“Servicer” shall have the meaning set forth in the preliminary statement to this Indenture.
“Special Obligor” shall mean each Obligor that qualifies as a “Special Obligor,” as specified in that certain letter agreement, dated December 16, 2011, by and between the Issuer and the Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Specified Net Receivable Balance” means, as of any date of determination and with respect to any Receivables, an amount equal to (without duplication) (i) the Aggregate Employer Balances of such Receivables, minus (ii) the Dollar Equivalent of the amount of all Advance Payments and deposits made by Obligors and allocated to such Receivables (other than Excluded Home Receivables) in accordance with the example set forth in the Excess Homesale Related Assets Exhibit, minus (iii) if such Receivables constitute Appraised Homesale Related Assets, the Aggregate Adjustment Amount (excluding sub-clauses (b), (e), (g), (h) and (i) of the definition of Aggregate Adjustment Amount) allocated to such Receivables in accordance with the example set forth in the Excess Homesale Related Assets Exhibit, minus (iv) if such Receivables constitute All Other Assets, the Aggregate Adjustment Amount (excluding sub-clauses (b), (c), (d), (f), (h) and (i) of the definition of Aggregate Adjustment Amount) allocated to such Receivables (other than Excluded Home Receivables) in accordance with the example set forth in the Excess Homesale Related Assets Exhibit.
“Tax Opinion” shall mean, with respect to any action, an Opinion of Counsel to the effect that, for federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Notes of any outstanding Series that were characterized as debt at the time of their issuance, (b) such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder and (c) in connection with an issuance of Notes pursuant to an Indenture Supplement, except as is otherwise provided in the Indenture Supplement, the Notes of the Series established pursuant to such Indenture Supplement will be properly characterized as debt.
“Transaction Documents” shall mean, with respect to any Series of Notes, the Purchase Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement, the Performance Guaranty, this Indenture, the related Indenture Supplement, any Enhancement Agreement, that certain letter agreement relating to the definitions of “Obligor Limit” and “Special Obligor” in this Indenture, dated December 16, 2011, between the Issuer and the Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, and that certain letter agreement relating to the definition of “Eligible Governmental Obligor” in the Purchase Agreement, dated December 16, 2011, between Cartus, as Originator, and CFC, as Buyer, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Transfer Agent and Registrar” shall mean U.S. Bank and any successor thereto.
“Transfer and Servicing Agreement” shall mean the Transfer and Servicing Agreement, dated as of April 25, 2000, among the Transferor, the Servicer, CFC and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time.

Exhibit 10.59

“Transferor” shall have the meaning set forth in the preliminary statement to this Indenture.
“Trustee Officer” shall mean, with respect to the Indenture Trustee, any officer of the Indenture Trustee having direct responsibility for the administration of the applicable Transaction Documents, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.
“Unmatured Amortization Event” shall mean any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Amortization Event.
“U.S. Bank” shall have the meaning set forth in the Preliminary Statement.
Section 1.02.    Other Definitional Provisions.
(a)    With respect to any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the Purchase Agreement, the Receivables Purchase Agreement or the Transfer and Servicing Agreement.
(b)    All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
(c)    As used in this Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles and as in effect on the date of this Indenture. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles in the United States, the definitions contained in this Indenture or in any such certificate or other document shall control.
(d)    Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.
(e)    Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.
(f)    The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; references to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Indenture unless otherwise specified; and the term “including” means “including without limitation.”
(g)    To the extent any Receivables are denominated in any currency other than Dollars, all references herein to such Receivables shall mean the Dollar Equivalent of such Receivables. References herein to the Purchase Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement, this Indenture and the Performance Guaranty shall mean and be references to each such document as amended and modified by that certain Omnibus Amendment, Agreement and Consent, dated December 20, 2004, that certain Second Omnibus Amendment, dated January 31, 2005, that certain

Exhibit 10.59

Amendment, Agreement and Consent, dated January 30, 2006, that certain Third Omnibus Amendment, Agreement and Consent, dated May 12, 2006, that certain Fourth Omnibus Amendment, dated November 29, 2006, that certain Fifth Omnibus Amendment, dated April 10, 2007, that certain Sixth Omnibus Amendment, dated June 6, 2007, and that certain Seventh Omnibus Amendment, dated December 14, 2011.
ARTICLE II

THE NOTES
Section 2.01.    Form Generally.
Any Series of Notes, together with the Authentication Agent’s certificate of authentication related thereto, shall be issued in fully registered form without coupons, and shall be substantially in the form of an exhibit to the related Indenture Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be determined by the officers of the Issuer executing such Notes consistently herewith, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of any Notes set forth in an exhibit to the related Indenture Supplement are part of the terms of this Indenture, as applicable.
The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by such officers’ execution of such Notes.
Each Note shall be dated as of the date of its authentication.
Section 2.02.    Denominations.
Except as otherwise specified in the related Indenture Supplement, the Notes of each Series shall be issued in fully registered form in minimum amounts of $250,000 and in integral multiples of $1,000 in excess thereof (except that one Note of each Series may be issued in a different amount, so long as such amount exceeds the applicable minimum denomination for such Series), and shall be issued upon initial issuance as one or more Notes in an aggregate original principal amount equal to the initial Series Outstanding Amount for such Series.
Section 2.03.    Execution, Authentication and Delivery.
Each Note shall be executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer.
Notes bearing the manual or facsimile signature of an individual who was authorized to sign on behalf of the Issuer at the time when such signature was affixed shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance such Notes.
At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Authentication Agent for authentication and

Exhibit 10.59

delivery, and the Authentication Agent shall authenticate and deliver such Notes as provided in this Indenture (with the designation provided in the related Indenture Supplement) and not otherwise.
No Note shall be entitled to any benefit under this Indenture or the applicable Indenture Supplement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Authentication Agent by the manual signature of a duly authorized signatory, and such certificate of authentication on any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered under this Indenture.
Section 2.04.    Authentication Agent.
(a)    The Authentication Agent undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and any Indenture Supplement and no implied covenants or obligations shall be read into this Indenture or such Indenture Supplement against the Authentication Agent. The Issuer may remove the Authentication Agent if the Issuer determines in its sole discretion that the Authentication Agent shall have failed to perform its obligations under this Indenture or any Indenture Supplement in any material respect or for other good reason. The Authentication Agent shall be permitted to resign upon 30 days’ written notice to the Issuer. Upon the removal or resignation of the Authentication Agent, the Issuer shall appoint a successor to act as Authentication Agent. The Issuer shall notify the Indenture Trustee and the Rating Agencies of the removal or resignation of the Authentication Agent and the identity and location of the successor Authentication Agent.
(b)    Pursuant to the Transfer and Servicing Agreement, the Issuer shall direct the Servicer to pay to U.S. Bank from time to time reasonable compensation for its services and all reasonable out-of-pocket expenses incurred or made by it, including costs of collection. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of U.S. Bank’s agents, counsel, accountants and experts. The Issuer shall cause the Servicer to indemnify U.S. Bank against any and all loss, liability or expense (including the fees and expenses of either in-house counsel or outside counsel, but not both) incurred by it in connection with the performance of its duties hereunder and under any Indenture Supplement. U.S. Bank shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by U.S. Bank to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by U.S. Bank through U.S. Bank’s own willful misconduct, negligence or bad faith.
(c)    The provisions of Sections 6.01, 6.03, 6.04 and 6.05 shall be applicable to the Authentication Agent.
(d)    Pursuant to any appointment made under this Section 2.04, the Notes may have endorsed thereon, in lieu of or in addition to the Authentication Agent’s certificate of authentication, an alternative certificate of authentication in substantially the following form:
“This is one of the Notes described in the within-mentioned Agreement.
U.S. BANK NATIONAL ASSOCIATION,
as Authentication Agent

Exhibit 10.59

By:	Authorized Signatory”
Section 2.05.    Registration of and Limitations on Transfer and Exchange of Notes.
The Transfer Agent and Registrar shall keep a register (the “Note Register”) in which the Transfer Agent and Registrar shall provide for the registration of Notes and the registration of transfers of Notes. Upon any resignation of any Transfer Agent and Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Transfer Agent and Registrar. The Issuer shall notify the Indenture Trustee of the identity and location of any successor Transfer Agent and Registrar.
The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Transfer Agent and Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.
Upon surrender for registration of transfer of any Note at the office or agency of the Transfer Agent and Registrar to be maintained as provided in Section 3.02(j), if the requirements of Section 8-401(a) of the New York Uniform Commercial Code (the “NYUCC”) are met and any applicable requirements for transfer set forth in the related Indenture Supplement are satisfied, the Issuer shall execute, and upon receipt of such surrendered Note the Authentication Agent shall authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes (of the same Series) in any authorized denominations of like aggregate principal amount.
At the option of a Noteholder, Notes may be exchanged for other Notes of the same Series, in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the NYUCC are met, the Issuer shall execute, and upon receipt of such surrendered Note the Authentication Agent shall authenticate and deliver to the Noteholder, the Notes that the Noteholder making the exchange is entitled to receive.
All Notes issued upon any registration of transfer or exchange of Notes shall evidence the same obligations, evidence the same debt, and be entitled to the same rights and privileges under this Indenture and the related Indenture Supplement as the Notes surrendered upon such registration of transfer or exchange.
Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Transfer Agent and Registrar duly executed by, the Noteholder thereof or its attorney-in-fact duly authorized in writing, and by such other documents as the Transfer Agent and Registrar may reasonably require.
The registration of transfer of any Note shall be subject to the additional requirements, if any, set forth in the related Indenture Supplement.
No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

Exhibit 10.59

All Notes surrendered for registration of transfer or exchange shall be cancelled by the Transfer Agent and Registrar and disposed of by the Transfer Agent and Registrar in accordance with its customary procedures. The Transfer Agent and Registrar shall dispose of any Global Note upon its exchange in full for Definitive Notes (of the same Series) in accordance with its customary procedures.
The preceding provisions of this section notwithstanding, the Issuer shall not be required to make, and the Transfer Agent and Registrar need not register, transfers or exchanges of Notes for a period of 20 days preceding the due date for any payment with respect to the Notes.
If and so long as any Series of Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Transfer Agent and Registrar shall, at the discretion of the Issuer, appoint a co-transfer agent and registrar in Luxembourg or another European city. Any reference in this Agreement to the Transfer Agent and Registrar shall include any such co-transfer agent and registrar unless the context otherwise requires. The Transfer Agent and Registrar shall enter into any appropriate agency agreement with any co-transfer agent and registrar not a party to this Indenture, that will implement the provisions of this Indenture that relate to such agent.
Section 2.06.    Mutilated, Destroyed, Lost or Stolen Notes.
If (a) any mutilated Note is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Note and (b) in the case of a destroyed, lost or stolen Note there is delivered to the Transfer Agent and Registrar such security or indemnity as may be required by it to hold the Issuer and the Transfer Agent and Registrar harmless and the requirements of Section 8-405 of the NYUCC are met, then the Issuer shall execute, and the Authentication Agent shall authenticate and deliver, a replacement Note of like tenor (including the same date of issuance) and principal amount, bearing a number not contemporaneously outstanding in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become, or within seven days shall be, due and payable, or shall have been selected or called for redemption, the Issuer may pay such Note without surrender thereof instead of issuing a replacement Note, except that any mutilated Note shall be surrendered. After the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, if a protected purchaser of the original Note in lieu of which such replacement Note was issued presents such original Note for payment, the Issuer and the Transfer Agent and Registrar shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person other than a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Transfer Agent and Registrar in connection therewith.
Upon the issuance of any replacement Note under this Section 2.06, the Issuer or the Transfer Agent and Registrar may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto and any other reasonable expenses (including the fees and expenses of the Transfer Agent and Registrar) in connection therewith.
Every replacement Note issued in replacement of any mutilated, destroyed, lost or stolen Note pursuant to this Section 2.06 shall constitute complete and indefeasible evidence of an obligation of the Issuer as if originally issued, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

Exhibit 10.59

The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.
Section 2.07.    Persons Deemed Owners.
Unless otherwise specified in the applicable Indenture Supplement, prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Transfer Agent and Registrar and any agent of the foregoing shall treat the Person in whose name any Note is registered as the owner of such Note for all purposes of this Indenture and the applicable Indenture Supplement, whether or not such Note is overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Transfer Agent and Registrar nor any agent of the foregoing shall be affected by any notice to the contrary.
Section 2.08.    Paying Agent.
(a)    The Paying Agent shall have the revocable power to withdraw funds and make distributions to Noteholders from the appropriate account or accounts maintained for the benefit of Noteholders as specified in this Indenture or the related Indenture Supplement for any Series. The Issuer may revoke such power and remove the Paying Agent if the Issuer determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Indenture in any material respect or for other good cause. The Paying Agent shall be permitted to resign upon 30 days’ written notice to the Issuer. Upon the removal or resignation of the Paying Agent, the Issuer shall appoint a successor to act as Paying Agent (which successor shall be a bank or trust company). Any reference in this Indenture to the Paying Agent shall include any co-paying agent unless the context requires otherwise. The Issuer shall notify the Indenture Trustee, each Applicable Series Enhancer and the Rating Agencies of the removal or the resignation of any Paying Agent and the identity and location of the successor Paying Agent.
(b)    If and so long as any Series of Notes are listed on the Luxembourg Stock Exchange or other stock exchange and such exchange shall so require, the Paying Agent shall, at the discretion of the Issuer, appoint a co-paying agent in Luxembourg or other city or country as may be required by such other stock exchange. The Paying Agent shall enter into an appropriate agency agreement with any co-paying agent not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.
(c)    The Paying Agent agrees that it will:
(i)    hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and pay such sums to such Persons as herein provided;
(ii)    give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;
(iii)    at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

Exhibit 10.59

(iv)    comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.
(d)    The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct the Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.
Section 2.09.    Cancellation.
All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Transfer Agent and Registrar, be delivered to the Transfer Agent and Registrar and shall be promptly cancelled by it. The Issuer may at any time deliver to the Transfer Agent and Registrar for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Transfer Agent and Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.09, except as expressly permitted by this Indenture. All cancelled Notes held by the Transfer Agent and Registrar shall be disposed of by the Transfer Agent and Register in accordance with its customary procedures.
Section 2.10.    New Issuances.
(a)    Pursuant to one or more Indenture Supplements, the Issuer may from time to time issue one or more new Series of Notes (a “New Issuance”). The Notes of all outstanding Series shall be equally and ratably entitled to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the applicable Indenture Supplement, except as provided in the related Indenture Supplement with respect to any Series. Interest on the Notes of all outstanding Series shall be paid on each Distribution Date therefor as specified in the Indenture Supplement relating to such outstanding Series. Principal of the Notes of each outstanding Series shall be paid as specified in the Indenture Supplement relating to such outstanding Series.
(b)    On or before the Series Issuance Date for any new Series of Notes, the parties hereto shall execute and deliver an Indenture Supplement specifying the Principal Terms of such Series. The terms of such Indenture Supplement may modify or amend the terms of this Indenture solely as applied to such new Series. The obligation of the Authentication Agent to authenticate and deliver the Notes of any Series to or upon the order of the Issuer (other than any Series issued pursuant to an Indenture Supplement dated as of the date hereof) and the obligation of the Authentication Agent and the Indenture Trustee to execute and deliver the related Indenture Supplement is subject to the satisfaction of the following conditions:
(i)    on or before the fifth day immediately preceding the Series Issuance Date, the Issuer shall have given the Indenture Trustee, the Servicer, the Paying Agent, the Authentication Agent, the Transfer Agent and Registrar, each Applicable Series Enhancer and each Rating Agency notice (unless such notice requirement is otherwise waived) of such issuance and the applicable Series Issuance Date;
(ii)    the Issuer shall have delivered to the Authentication Agent and the

Exhibit 10.59

Indenture Trustee any related Indenture Supplement, in form satisfactory to the Authentication Agent and the Indenture Trustee, executed by each party hereto other than the Authentication Agent and the Indenture Trustee;
(iii)    the Issuer shall have delivered to the Indenture Trustee any related Enhancement Agreement executed by each of the parties thereto other than the Indenture Trustee;
(iv)    the Rating Agency Condition shall have been satisfied with respect to such issuance;
(v)    there shall have been delivered to the Indenture Trustee (with a copy to each Rating Agency) (A) the opinion required pursuant to Section 3.05(a) and (B) a Tax Opinion with respect to such issuance, dated the applicable Series Issuance Date.
(vi)    the Issuer shall have delivered to the Indenture Trustee an Officer’s Certificate of the Issuer to the effect that on the Series Issuance Date after giving effect to the issuance of such new Series of Notes, (A) neither an Amortization Event nor an Unmatured Amortization Event with respect to any Series of Notes nor an Asset Deficiency is continuing or will occur as the result of the issuance of such Series of Notes and (B) all conditions precedent provided in this Indenture and the related Indenture Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with; and
(vii)    the Issuer shall have delivered to the Authentication Agent a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Authentication Agent authorizing and directing the authentication and delivery of the Notes of such Series by the Authentication Agent.
(c)    Upon satisfaction of the above conditions, the Issuer shall execute, and the Authentication Agent shall authenticate and deliver, the Notes of such Series as provided in this Indenture and the applicable Indenture Supplement. Neither the Authentication Agent nor the Indenture Trustee shall be obligated to enter into any such Indenture Supplement that adversely affects the Authentication Agent’s or the Indenture Trustee’s own rights, duties or immunities under this Indenture.
Section 2.11.    Book-Entry Notes.
Unless otherwise provided in any related Indenture Supplement, upon original issuance, each Series of Notes shall be issued in the form of typewritten Notes representing the Book-Entry Notes to be delivered to the depository specified in such Indenture Supplement (which shall be the Clearing Agency or Foreign Clearing Agency), by or on behalf of such Series.
Unless otherwise provided in the related Indenture Supplement, the Notes of each Series initially shall be registered in the Note Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency, as applicable, for such Book Entry Notes and shall be delivered to the Authentication Agent or, pursuant to such Clearing Agency’s or Foreign Clearing Agency’s instructions, held by the Authentication Agent’s agent as custodian for the Clearing Agency or Foreign Clearing Agency.
Unless and until Definitive Notes are issued under the limited circumstances described in Section 2.13, no Beneficial Owner shall be entitled to receive a Definitive Note representing such Beneficial Owner’s interest in such Note. Unless and until Definitive Notes have been issued to the

Exhibit 10.59

Beneficial Owners pursuant to Section 2.13:
(a)    the provisions of this Section 2.11 shall be in full force and effect with respect to each such Series;
(b)    the Indenture Trustee shall be entitled to deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture and any related Indenture Supplement (including the payment of principal of and interest on the Notes of each such Series) as the authorized representatives of the Beneficial Owners;
(c)    to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section 2.11 shall control with respect to each such Series;
(d)    the rights of Beneficial Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the depository agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to Section 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants; and
(e)    whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of Notes evidencing a specified percentage of the Outstanding Amount, the Clearing Agency or Foreign Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from the Beneficial Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.
Section 2.12.    Notices to Clearing Agency or Foreign Clearing Agency.
Unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 2.13, whenever a notice or other communication to the Noteholders is required under this Indenture, the Indenture Trustee shall give such notice or communication to the Clearing Agency or Foreign Clearing Agency, as applicable, for distribution to Beneficial Owners and shall have no obligation to distribute such notice or other communication directly to the Beneficial Owners.
Section 2.13.    Definitive Notes.
If (i) (a) the Issuer advises the Indenture Trustee in writing that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to properly discharge its responsibilities as Clearing Agency or Foreign Clearing Agency with respect to the Book-Entry Notes of a given Series and (b) the Issuer is unable to locate and reach an agreement on satisfactory terms with a qualified successor, (ii) the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to such Series or (iii) after the occurrence of an Event of Default, Beneficial Owners aggregating a majority of the Outstanding Amount of the Notes of such Series advise the Indenture Trustee and the applicable Clearing Agency or Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the

Exhibit 10.59

continuation of a book-entry system is no longer in the best interests of the Beneficial Owners of such Series, the Indenture Trustee shall notify (with a copy to the Transfer Agent and Registrar) all Beneficial Owners of such Series of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners of such Series requesting the same. Upon surrender to the Transfer Agent and Registrar of the Notes of such Series accompanied by registration instructions from the applicable Clearing Agency or Foreign Clearing Agency, the Issuer shall execute, and the Authentication Agent shall authenticate and deliver, Definitive Notes of such Series and shall recognize the registered holders of such Definitive Notes as Noteholders under this Indenture. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions, and the Issuer and the Indenture Trustee may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Indenture Trustee to the extent applicable with respect to such Definitive Notes, and the Indenture Trustee and the Paying Agent shall recognize the registered holders of the Definitive Notes of such Series as Noteholders of such Series hereunder. Definitive Notes will be transferable and exchangeable at the offices of the Transfer Agent and Registrar.
Section 2.14.    Global Note; Euro-Note Exchange Date.
If specified in the related Indenture Supplement for any Series, Notes initially may be issued in the form of a single temporary Global Note (each, a “Global Note”) in the denomination of the initial Series Outstanding Amount and substantially in the form attached to the related Indenture Supplement. Unless otherwise specified in the related Indenture Supplement, the provisions of this Section 2.14 shall apply to such Global Note. Global Notes shall be authenticated by the Authentication Agent upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. Global Notes may be exchanged in the manner described in the related Indenture Supplement for Definitive Notes.
Section 2.15.    Representations and Covenants of Paying Agent, Authentication Agent and Transfer Agent and Registrar.
U.S. Bank, as Paying Agent, Authentication Agent and Transfer Agent and Registrar, represents, warrants and covenants that:
(a)    U.S. Bank is a national banking association duly organized and validly existing under the federal laws of the United States of America;
(b)    U.S. Bank has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and any Indenture Supplement; and
(c)    Each of this Indenture and other Transaction Documents to which it is a party has been duly executed and delivered by U.S. Bank and constitutes its legal, valid and binding obligation in accordance with its terms.
ARTICLE III

REPRESENTATIONS AND COVENANTS OF THE ISSUER
Section 3.01.    Representations and Warranties of the Issuer. The Issuer hereby makes

Exhibit 10.59

the representations and warranties set forth in this Section 3.01, in each case as of the date hereof, as of the Effective Date, as of each Series Issuance Date and as of any other date specified in such representation and warranty.
(a)    Organization and Good Standing. The Issuer is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware and has full power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.
(b)    Due Qualification. The Issuer is duly qualified to do business, is in good standing as a foreign limited liability company and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals and in which the failure so to qualify or to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could reasonably be expected to give rise to a Material Adverse Effect.
(c)    Power and Authority: Due Authorization. The Issuer (i) has all necessary limited liability company power and authority (A) to execute and deliver this Indenture and the other Transaction Documents to which it is a party, (B) to perform its obligations under this Indenture and the other Transaction Documents to which it is a party and (C) to make a Grant of the Pledged Assets to the Indenture Trustee on the terms and subject to the conditions herein provided and (ii) has duly authorized by all necessary action such Grant and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Indenture and the other Transaction Documents to which it is a party.
(d)    Binding Obligations. This Indenture (i) constitutes a Grant of a security interest (as defined in the NYUCC) in all of the Issuer’s right, title and interest in, to and under the Pledged Assets, free and clear of any Lien (other than Permitted Liens) to the Indenture Trustee, which is enforceable with respect to the existing Receivables owned by the Issuer and the proceeds thereof upon execution and delivery of this Agreement and which will be enforceable with respect to the Receivables hereafter acquired by the Issuer and the proceeds thereof upon such acquisition by the Issuer and (ii) constitutes, and each other Transaction Document to which the Issuer is a party when duly executed and delivered will constitute, a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (B) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)    No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Indenture and the other Transaction Documents to be signed by the Issuer, and the fulfillment of the terms hereof and thereof, will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under (A) the certificate of formation or the limited liability company agreement of the Issuer or (B) any material indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it or any of its respective properties is bound, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) on any of the Pledged Assets pursuant to the terms of any such material indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument other than this Agreement and the other Transaction Documents or (iii) conflict with or violate any federal, state, local or foreign law (including without limitation, Environmental Laws) or any decision, decree, order, rule or regulation applicable to the Issuer or of any Governmental Authority having jurisdiction over the Issuer, which conflict or violation described in this

Exhibit 10.59

clause (iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(f)    Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Issuer, threatened, against the Issuer before any Governmental Authority and (ii) the Issuer is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority that, in the case of either of the foregoing clauses (i) and (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the Grant of any Pledged Asset by the Issuer to the Indenture Trustee, the ownership or acquisition by the Issuer of a material amount of Receivables or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (C) seeks any determination or ruling that, in the reasonable judgment of the Issuer, would materially and adversely affect the performance by the Issuer of its obligations under this Agreement or any other Transaction Document or the validity or enforceability of this Agreement or any other Transaction Document or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect.
(g)    Governmental Approvals. Except where the failure to obtain or make such authorization, consent, order, approval or action could not reasonably be expected to have a Material Adverse Effect, all authorizations, consents, orders and approvals of, or other actions by, any Governmental Authority that are required to be obtained by the Issuer in connection with the Grant of the Pledged Assets or the due execution, delivery and performance by the Issuer of this Indenture or any other Transaction Document to which it is a party and the consummation by the Issuer of the transactions contemplated by this Indenture and the other Transaction Documents to which it is a party have been obtained or made and are in full force and effect; provided, however, that prior to recordation pursuant to Section 8.3 of the Purchase Agreement or the sale of a Home to an Ultimate Buyer, record title to such Home may remain in the name of the related Transferred Employee and no recordation in real estate records of the conveyance of the related Home Purchase Contract or Home Sale Contract shall be made except as otherwise required under Section 2.01(d)(i) of the Transfer and Servicing Agreement.
(h)    Margin Regulations. The Issuer is not engaged, principally or as one its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meanings of Regulations T, U and X of the Board of Governors of the Federal Reserve System). The Issuer has not taken and will not take any action to cause the use of proceeds of the Notes to purchase or carry margin stock.
(i)    Taxes. The Issuer has filed (or there have been filed on its behalf as a member of a consolidated group) all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing by it, other than any such taxes, assessments or charges that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens); provided, however, that as of the date of this Indenture, the Issuer is a newly established entity and as such has not been required to file any tax returns.
(j)    Solvency. After giving effect to the transactions contemplated by this Indenture and the other Transaction Documents, the Issuer is solvent and able to pay its debts as they come due and has adequate capital to conduct its business as presently conducted.
(k)    Offices. The principal place of business and chief executive office of the Issuer is located at 40 Apple Ridge Road, Suite 4C45, Danbury, Connecticut 06810.

Exhibit 10.59

(l)    Investment Company Act. The Issuer is not, and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act.
(m)    Accuracy of Financial Information and Other Information. All balance sheets, all statements of operations and of cash flow and other financial data that have been or shall hereafter be furnished by the Issuer to the Indenture Trustee pursuant to Section 3.02 have been prepared in accordance with generally accepted accounting principles (to the extent applicable) and fairly present the financial condition of the Issuer as of the dates thereof. All certificates, reports, statements, documents and other information furnished to the Indenture Trustee by or on behalf of the Issuer pursuant to any provision of this Indenture or any other Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Indenture or any other Transaction Document, shall, at the time the same are so furnished, be complete and correct in all material respects on the date the same are furnished to the Indenture Trustee.
(n)    Security Interests. No security agreement, financing statement or equivalent security or lien instrument listing the Issuer as debtor covering all or any part of the Pledged Assets is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by the Issuer in favor of the Indenture Trustee on behalf of the Noteholders in connection with this Indenture. This Indenture constitutes a valid and continuing Lien on the Pledged Assets in favor of the Indenture Trustee on behalf of the Noteholders, which Lien will be prior to all other Liens (other than Permitted Liens), will be enforceable as such as against creditors of and purchasers from the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. The Issuer has taken all action necessary to perfect such security interest.
Section 3.02.    Affirmative Covenants of the Issuer. From the Effective Date until the termination of this Indenture, the Issuer hereby agrees that it will perform the covenants and agreements set forth in this Section 3.02.
(a)    Financial Reports by the Issuer. As soon as available, but in any event within 120 days after the end of each fiscal year of the Issuer, the Issuer shall deliver to the Indenture Trustee and each Applicable Series Enhancer and the Indenture Trustee shall make available to each Noteholder a copy of the financial statements of the Issuer at the end of such year, prepared in accordance with GAAP.
(b)    Books and Records. The Issuer shall keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to the Pledged Assets and its business activities in accordance with generally accepted accounting principles, and shall permit the Indenture Trustee and each Applicable Series Enhancer to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.
(c)    Notice of Defaults and Events of Default. The Issuer shall give the Indenture Trustee, each Applicable Series Enhancer and the Rating Agencies prompt written notice of each Default and Event of Default hereunder and the occurrence of any Unmatured Amortization Event or Amortization Event with respect to any Series of Notes and, immediately after obtaining knowledge of any of the following occurrences, written notice of each default on the part of the Servicer or the Transferor of its obligations under the Transfer and Servicing Agreement and each default on the part of Cartus of its obligations under the Purchase Agreement or CFC of its obligations under the Receivables Purchase

Exhibit 10.59

Agreement, as appropriate, and, in each case, the action, if any, being taken with respect to such default.
(d)    Maintenance of Existence. The Issuer shall keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Pledged Assets and each other related instrument or agreement.
(e)    Compliance with Laws. The Issuer will comply with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities including without limitation Environmental Laws, a violation of which, individually or in the aggregate for all such violations, is reasonably likely to have a Material Adverse Effect.
(f)    Rule 144A Information. For so long as any of the Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act of 1933, as amended, the Issuer agrees to provide to any Noteholder or Beneficial Owner, and to any prospective purchaser of Notes designated by such Noteholder or Beneficial Owner upon the request of such Noteholder or Beneficial Owner or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Act of 1933, as amended.
(g)    Annual Tax Information. Unless otherwise specified in the related Indenture Supplement, on or before January 31 of each calendar year, beginning with calendar year 2001, the Indenture Trustee or the Paying Agent shall furnish to each Person who at any time during the preceding calendar year was a Noteholder of a Series of Notes a statement prepared by or on behalf of the Issuer containing the information that is necessary or desirable to enable the Noteholders to prepare their tax returns. The obligations of the Issuer to prepare and the Indenture Trustee or the Paying Agent to distribute such information shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee or the Paying Agent pursuant to any requirements of the Code as from time to time in effect.
(h)    Statements as to Compliance. The Issuer shall deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing within 120 days after the end of the fiscal year 2000), an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that:
(i)    a review of the activities of the Issuer during the 12-month period ending at the end of such fiscal year (or in the case of the fiscal year ending December 31, 2000, the period from the initial Series Issuance Date to December 31, 2000) and of performance under this Indenture has been made under such Authorized Officer’s supervision, and
(ii)    to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.
(i)    Maintenance of Office or Agency. The Issuer shall maintain an office or agency within the Borough of Manhattan, City of New York where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and

Exhibit 10.59

demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Transfer Agent and Registrar at its office currently located at 101 Barclay Street, Floor 21 West, New York, New York 10286 (or at such other address as the Transfer Agent and Registrar may designate from time to time by notice to the Issuer, the Indenture Trustee and the Noteholders) to serve as its agent for the foregoing purposes.
(j)    Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.
Section 3.03.    Negative Covenants of the Issuer. From the Effective Date until the termination of this Indenture, the Issuer hereby agrees that it shall not:
(a)    Amendment of Limited Liability Company Agreement. Amend its limited liability company agreement unless, prior to such amendment, each Rating Agency confirms that after such amendment the Rating Agency Condition will be met and each Applicable Series Enhancer consents thereto;
(b)    Change in Location of Chief Executive Office. (a) Change the location of its chief executive office or principal place of business (within the meaning of the applicable Uniform Commercial Code) without sixty (60) days’ prior written notice to the Indenture Trustee or (b) change its name or the jurisdiction of its formation without prior written notice to the Indenture Trustee sufficient to allow the Indenture Trustee to execute all filings prepared by the Issuer (including filings of financing statements on form UCC- 1) and recordings necessary to maintain the perfection of the interest of the Indenture Trustee on behalf of the Noteholders in the Pledged Assets pursuant to this Indenture. If the Issuer desires to so change its office or change its name or the jurisdiction of its formation, the Issuer will make any required filings and prior to actually changing its office or its name or the jurisdiction of its formation the Issuer shall deliver to the Indenture Trustee (i) an Officer’s Certificate and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made;
(c)    Capital Expenditures. Make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty);
(d)    No Other Business or Agreements. Engage in any business other than financing, purchasing, owning and selling and managing the Pledged Assets in the manner contemplated by this Indenture and the other Transaction Documents and all activities incidental thereto, or enter into or be a party to any agreement or instrument other than any Transaction Document or documents and agreements incidental thereto;
(e)    Consolidation, Merger or Other Form of Combination and Sale of Assets. Enter into any consolidation, merger, joint venture, syndicate or other form of combination with any Person or sell, lease or transfer of otherwise dispose of any assets, including without limitation the Pledged Assets, other than as expressly provided for in the Transaction Documents, or engage in any other transaction, that would result in a change of control of the Issuer;
(f)    Guarantees, Loans, Advances and other Liabilities. Except as contemplated by this Indenture or the other Transaction Documents, make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or

Exhibit 10.59

otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person;
(g)    Indebtedness. Issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except as expressly provided for pursuant to the terms of the Transaction Documents and the Notes;
(h)    Deduction from Principal and Interest. Claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Pledged Assets;
(i)    Effectiveness of Indenture, Liens. (i) Permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Assets or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority perfected security interest in the Pledged Assets; or
(j)    Dissolve or Liquidate. Dissolve or liquidate in whole or in part.
Section 3.04.    Protection of Pledged Assets.
The Issuer shall from time to time prepare (or cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:
(a)    Grant more effectively all or any portion of the Pledged Assets for the Notes;
(b)    maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;
(c)    perfect, publish notice of, or protect the validity of, any Grant made or to be made by this Indenture;
(d)    enforce any of the Pledged Assets; or
(e)    preserve and defend title to the Pledged Assets securing the Notes and the rights therein of the Indenture Trustee and the Noteholders secured thereby against the claims of all persons and parties.
The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to

Exhibit 10.59

execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.04.
Section 3.05.    Opinions as to Pledged Assets.
(a)    On the Series Issuance Date relating to any new Series of Notes, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken as is necessary to perfect the lien and security interest of this Indenture, including without limitation with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest.
(b)    On or before April 30 in each calendar year, beginning in the year 2001, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken as is necessary to perfect the lien and security interest of this Indenture, including without limitation with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel also shall describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that, in the opinion of such counsel, will be required to maintain the perfection of the lien and security interest of this Indenture until April 30 in the following calendar year.
Section 3.06.    Obligations Regarding Servicing of Receivables.
(a)    The Issuer shall not take any action, and shall use its best efforts not to permit any action to be taken by others, that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Pledged Assets or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Transfer and Servicing Agreement, the Receivables Purchase Agreement, the Purchase Agreement or such other instrument or agreement.
(b)    The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by such Person shall be deemed to be action taken by the Issuer. The Issuer shall cause the Servicer to comply with all the Servicer’s obligations under the Transaction Documents to which the Servicer is a party and shall not agree to the resignation of the Servicer from its obligations and duties imposed by the Transfer and Servicing Agreement unless the Majority Investors have consented to such resignation.
(c)    The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements relating to the Pledged Assets, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

Exhibit 10.59

(d)    If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.
(e)    Without derogating from the absolute nature of the assignment granted to the Indenture Trustee or the rights of the Indenture Trustee under this Indenture, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Majority Investors, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Pledged Assets (except to the extent otherwise provided in the Transfer and Servicing Agreement) or the Transaction Documents (except to the extent otherwise provided in the Transaction Documents), or waive timely performance or observance by the Servicer or the Transferor of its obligations under the Transfer and Servicing Agreement, or Cartus of its obligations under the Purchase Agreement or CFC of its obligations under the Receivables Purchase Agreement or the Performance Guarantor of its obligations under the Performance Guaranty executed by it; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, Pool Collections of payments on the Pledged Assets or distributions that are required to be made for the benefit of the Noteholders or (B) change the definition of Majority Investors, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and the Majority Investors or the Holders of all the Outstanding Notes, as required, the Issuer agrees to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.
Section 3.07.    Separate Corporate Existence of the Issuer. The Issuer hereby acknowledges that the parties to the Transaction Documents are entering into the transactions contemplated by the Transaction Documents in reliance on the Issuer’s identity as a legal entity separate from the Originator, the Transferor and the other Cartus Persons. From and after the date hereof until the date of which there are no Notes of any Series Outstanding, the Issuer shall take such actions as shall be required in order that:
(a)    The Issuer will conduct its business in office space allocated to it and for which it pays an appropriate rent and overhead allocation;
(b)    The Issuer will maintain corporate records and books of account separate from those of each Cartus Person and telephone numbers and stationery that are separate and distinct from those of each Cartus Person;
(c)    The Issuer’s assets will be maintained in a manner that facilitates their identification and segregation from those of any Cartus Person;
(d)    The Issuer will strictly observe limited liability company formalities in its dealings with the public and with each Cartus Person, and funds or other assets of the Issuer will not be commingled with those of any Cartus Person, except as may be permitted by the Transaction Documents. The Issuer will at all times, in its dealings with the public and with each Cartus Person, hold itself out and conduct itself as a legal entity separate and distinct from each Cartus Person. The Issuer will not maintain joint bank accounts or other depository accounts to which any Cartus Person (other than the Servicer) has independent access;
(e)    The duly admitted members of the Issuer and duly appointed managers or officers of the Issuer will at all times have sole authority to control decisions and actions with respect to

Exhibit 10.59

the daily business affairs of the Issuer;
(f)    Not less than two members of the Issuer’s board of directors will be an Independent Director. The Issuer will observe those provisions in its limited liability company agreement that provide that the Issuer’s board of directors will not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Issuer unless each Independent Director and all other members of the Issuer’s board of directors unanimously approve the taking of such action in writing prior to the taking of such action;
(g)    The Issuer will compensate each of its employees, consultants and agents from the Issuer’s own funds for services provided to the Issuer; and
(h)    The Issuer will not hold itself out to be responsible for the debts of any Cartus Person.
ARTICLE IV

SATISFACTION AND DISCHARGE
Section 4.01.    Satisfaction and Discharge of this Indenture.
This Indenture shall cease to be of further effect with respect to the Notes (except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.02(j), 3.03, 3.05, 3.06 and 12.14, (e) the rights and immunities of the Indenture Trustee hereunder, including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02, the rights and immunities of U.S. Bank hereunder, including the rights of U.S. Bank under Section 2.04(b) and the obligations of U.S. Bank under Section 2.05, 2.06, 2.08 and 2.09 and (g) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them) and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes when:
(i)    either
(A)    all Notes theretofore authenticated and delivered (other than (1) Notes that have been destroyed, lost or stolen and that have been replaced, or paid as provided in Section 2.06 and (2) Notes for whose full payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 8.07) have been delivered to the Indenture Trustee for cancellation; or
(B)    all Notes not theretofore delivered to the Indenture Trustee for cancellation:
(1)    have become due and payable; or
(2)    will become due and payable at the maturity date for such Series of Notes;

Exhibit 10.59

(ii)    the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer;
(iii)    the Issuer has delivered to the Indenture Trustee an Officer’s Certificate, an Opinion of Counsel and (if required by the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.01(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and
(iv)    the Rating Agency Condition is satisfied with respect to each Series of Outstanding Notes.
Section 4.02.    Application of Trust Money.
All monies deposited with the Indenture Trustee pursuant to Section 4.01 shall be held in trust and applied by it in accordance with the provisions of the Notes, this Indenture and the applicable Indenture Supplement, to make payments, through the Paying Agent, to the Noteholders and for the payment in respect of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.
ARTICLE V

EVENTS OF DEFAULT AND REMEDIES
Section 5.01.    Events of Default.
Each of the following events shall be an “Event of Default” with respect to any Series of Notes hereunder:
(a)    The Issuer shall fail to make any payment of interest on any Note of such Series when due (without giving effect to payments under any Series Enhancement that is a letter of credit, surety bond or financial guaranty insurance policy) and such failure shall remain unremedied for five Business Days; or
(b)    The Issuer shall fail to make any payment of the principal of any Note of such Series when due (without giving effect to any payments under any Series Enhancement that is a letter of credit, surety bond or financial guaranty insurance policy); or
(c)    (i) The Issuer shall fail to perform or observe, as and when required, any term, covenant or agreement contained in this Indenture or any of the other Transaction Documents on its part to be performed or observed (other than as referred to in Section 5.01(a) or (b) above), (ii) such failure materially and adversely affects the rights of the Noteholders of such Series (determined without giving effect to any Series Enhancement) and (iii) such failure shall remain unremedied for 30 days after the earlier of (x) the date on which an officer of the Issuer has actual knowledge of such failure and (y) written notice thereof (specifying such failure and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder) shall have been given (A) to the Issuer by the Indenture Trustee or (B) to the Issuer and the Indenture Trustee by Noteholders of such Series holding Notes evidencing at least 25% of the Series Outstanding

Exhibit 10.59

Amount of such Series; or
(d)    (i) any representation or warranty made by the Issuer in this Indenture or any of the other Transaction Documents shall prove to have been untrue and incorrect in any material respect when made or deemed to have been made, (ii) such occurrence materially and adversely affects the rights of the Noteholders of such Series (determined without giving effect to any Series Enhancement) and (iii) such occurrence remains unremedied for 30 days after the earlier of (x) the date on which an officer of the Issuer has actual knowledge of such failure and (y) written notice thereof (specifying such failure and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder) shall have been given (A) to the Issuer by the Indenture Trustee or (B) to the Issuer and the Indenture Trustee by Noteholders of such Series holding Notes evidencing at least 25% of the Series Outstanding Amount of such Series; or
(e)    An Insolvency Event shall have occurred with respect to the Issuer; or
(f)    The Commission or other regulatory body having jurisdiction reaches a final determination that the Issuer is required to be registered under the Investment Company Act.
The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer’s Certificate of any event that with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.
Section 5.02.    Acceleration of Maturity; Rescission and Annulment.
If an Event of Default referred to in clause (e) or (f) of Section 5.01 has occurred, the unpaid principal amount of all Series of Notes, together with interest accrued but unpaid thereon, and all other amounts due to the Noteholders under this Agreement shall immediately and without further act become due and payable. If an Event of Default referred to in clause (a), (b), (c) or (d) of Section 5.01 shall occur and be continuing with respect to any Series of Notes, then and in every such case the Indenture Trustee or Noteholders holding Notes evidencing a majority of the Series Outstanding Amount of such Series of Notes may declare all the Notes of such Series to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.
Section 5.03.    Collection of Indebtedness and Suits for Enforcement by the Indenture Trustee.
The Issuer covenants that if (i) a default occurs in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five Business Days or (ii) a default is made in the payment of the principal of any Note when the same becomes due and payable, by acceleration or at stated maturity, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders of such Notes, the entire amount then due and payable on such Notes for principal and interest, with interest on the overdue principal, and to the extent payment at such rate of interest shall be legally enforceable, on overdue installments of interest, at the Note Interest Rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

Exhibit 10.59

If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and on behalf of the Noteholders of such Series, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer the moneys adjudged or decreed to be payable.
If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.04, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate proceedings as the Indenture Trustee deems most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or any Indenture Supplement or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture, any Indenture Supplement or by law.
If there shall be pending, relative to the Issuer or any Person having or claiming an ownership interest in the Pledged Assets, proceedings under the Bankruptcy Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in the event of any other comparable judicial proceedings relative to the Issuer or to the creditors or property of the Issuer, then the Indenture Trustee shall be entitled and empowered, by intervention in such proceedings or otherwise and whether or not the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and whether or not the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.03:
(i)    to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred and all advances made by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct of the Indenture Trustee) and of the Noteholders allowed in such proceedings;
(ii)    unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;
(iii)    to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and
(iv)    to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of the Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;
and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, if the Indenture Trustee consents to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each

Exhibit 10.59

predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.
Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to, or vote for or accept or adopt on behalf of any Noteholder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except to vote for the election of a trustee in bankruptcy or similar person as aforesaid.
All rights of action and of asserting claims under this Indenture or any Indenture Supplement or under any of the Notes may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.
In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or any Indenture Supplement to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.
Section 5.04.    Remedies; Priorities.
(a)    If an Event of Default shall have occurred and be continuing with respect to any Series of Outstanding Notes and such Series of Notes has been accelerated under Section 5.02, the Indenture Trustee may institute proceedings to enforce the obligations of the Issuer hereunder and under the Indenture Supplement with respect to such Series of Notes in its own name and on behalf of the Noteholders of such Series for the collection of all amounts then payable on the Notes of such Series or under this Indenture or such Indenture Supplement with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due.
(b)    If an Event of Default shall have occurred and be continuing with respect to all Series of Outstanding Notes and all Series of Outstanding Notes have been accelerated under Section 5.02, the Indenture Trustee may or, if so directed by the Majority Investors, the Indenture Trustee shall, do one or more of the following:
(i)    institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Pledged Assets;
(ii)    exercise any remedies of a secured party under the NYUCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and
(iii)    in the case of an Event of Default referred to in clause (a) or (b) of Section 5.01, sell the Pledged Assets or rights or interest therein, at one or more public or private sales called and conducted in accordance with Section 5.05;
provided that the Indenture Trustee may not sell or otherwise liquidate the Pledged Assets following an

Exhibit 10.59

Event of Default referred to in clause (a) or (b) of Section 5.01 unless (A) the proceeds of the sale or liquidation of the Pledged Assets are sufficient to discharge in full all amounts due and unpaid with respect to the Notes, (B) if the Indenture Trustee has determined that the Pledged Assets will not continue to provide sufficient funds for the payment of principal of and interest on the Notes, Holders of Notes evidencing 66 2/3% of the Outstanding Amount, voting as a single class, consent to such sale or liquidation or (C) Holders of Notes evidencing 100% of the Outstanding Amount consent to such sale or liquidation. In determining such sufficiency or insufficiency with respect to clause (A) and (B), the Indenture Trustee may, but is not required to, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Pledged Assets for such purpose.
(c)    If the Indenture Trustee collects any money or property pursuant to this Article V, such money or property shall be held by the Indenture Trustee as additional collateral hereunder and the Indenture Trustee shall pay out such money or property to the Collection Account for distribution in accordance with the provisions of Article VIII.
Section 5.05.    Sale of Assets.
(a)    The method, manner and time, place and terms of any sale of all of the Pledged Assets pursuant to Section 5.04(b) shall be commercially reasonable. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for such sale.
(b)    In connection with a sale of all of the Pledged Assets pursuant to Section 5.04(b), any Noteholder may bid for and purchase the property offered for sale, and upon compliance with the terms of such sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount that, upon distribution of the net proceeds of such sale, would have otherwise been payable thereon to such Noteholder. In such event, cancellation of such Outstanding Notes or claims delivered by such Noteholder shall be credited as payment of the purchase price of such property and shall be deemed to be the distribution that such Noteholder should have received from the sale proceeds of such property, such that all other Noteholders shall receive the same distribution from the sale proceeds of such property as they would have received if such bidding Noteholder had not delivered and cancelled such Outstanding Notes or claims in lieu of making a cash payment of the purchase price of such property.
(c)    [Intentionally Omitted]
(d)    The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Pledged Assets in connection with a sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Pledged Assets in connection with a sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.
Section 5.06.    Limitations on Suits.
No Noteholder shall have any right to institute any proceeding, judicial or otherwise, with

Exhibit 10.59

respect to this Indenture or any Indenture Supplement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(a)    such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;
(b)    Noteholders holding Notes evidencing at least 25% of the Series Outstanding Amount of each Series of Outstanding Notes have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as the Indenture Trustee hereunder;
(c)    such Noteholder or Noteholders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;
(d)    the Indenture Trustee has failed to institute such proceedings for 60 days after its receipt of such notice, request and offer of indemnity; and
(e)    no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Investors;
it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.
If the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders holding Notes, each evidencing less than a majority of the Series Outstanding Amount of each Series of Outstanding Notes, the Indenture Trustee shall act at the direction of the group of Noteholders holding Notes evidencing the greater amount of Notes; provided, however, that, notwithstanding any other provisions of this Indenture, if the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders holding an equal amount of Notes, the Indenture Trustee may petition a court of competent jurisdiction for direction as to what, if any, action is to be taken.
Section 5.07.    Unconditional Right of Noteholders to Receive Principal and Interest.
Notwithstanding any other provision of this Indenture, other than provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the Pledged Assets, the holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.
Section 5.08.    Restoration of Rights and Remedies.
If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture or any Indenture Supplement and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to

Exhibit 10.59

such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.
Section 5.09.    Rights and Remedies Cumulative.
No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 5.10.    Delay or Omission Not a Waiver.
No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.
Section 5.11.    Control by Noteholders.
Except as specifically set forth herein, the Majority Investors shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee, provided that:
(a)    such direction shall not be in conflict with any rule of law or with this Indenture;
(b)    if an Event of Default occurs with respect to less than all Series of Outstanding Notes, then the Indenture Trustee’s rights and remedies shall be limited to the rights and remedies pertaining only to those Series of Notes with respect to which such Event of Default has occurred, and the Indenture Trustee shall exercise such rights and remedies at the direction of the Noteholders holding Notes evidencing a majority of the Series Outstanding Amount of all such Series of Notes;
(c)    the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; and
(d)    such direction shall be in writing;
and provided, further, that subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.
Section 5.12.    Waiver of Past Defaults.

Exhibit 10.59

Prior to the declaration of the acceleration of the maturity of the Notes of any Series as provided in Section 5.02, Noteholders holding Notes evidencing a majority of the Series Outstanding Amount of such Series of Notes may, on behalf of all such Noteholders, waive any past Default or Event of Default with respect to such Series of Notes and its consequences except a Default (a) in payment of principal of or interest on any of the Notes of such Series or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note of such Series. In the event of any such waiver, the Issuer, the Indenture Trustee and the Noteholders of such outstanding Series shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.
Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. The Issuer shall give prompt written notice of any waiver to the Rating Agencies.
Section 5.13.    Undertaking for Costs.
All parties to this Indenture agree, and each Noteholder by such Noteholder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as the Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder or group of Noteholders, in each case holding Notes evidencing in the aggregate more than 10% of the Series Outstanding Amount of any Series of Notes, or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.
Section 5.14.    Waiver of Stay or Extension Laws.
The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
Section 5.15.    Action on Notes.
The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Pledged Assets or upon any of the assets of the Issuer.

Exhibit 10.59

ARTICLE VI

THE INDENTURE TRUSTEE
Section 6.01.    Duties of the Indenture Trustee.
(a)    If an Event of Default has occurred and is continuing and a Trustee Officer shall have actual knowledge or written notice of such Event of Default, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
(b)    Except during the continuance of an Event of Default:
(i)    the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and
(ii)    in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions and calculations expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that are specifically required to be furnished pursuant to any provision of this Indenture or any Indenture Supplement, shall examine them to determine whether they substantially conform, without verification of the accuracy of any computations therein, to the requirements of this Indenture or any Indenture Supplement. The Indenture Trustee shall give prompt written notice to the Noteholders and each Rating Agency of any material lack of conformity of any such instrument to the applicable requirements of this Indenture or any Indenture Supplement discovered by the Indenture Trustee that would entitle the Majority Investors to take any action pursuant to this Indenture or any Indenture Supplement if such lack of conformity cannot be cured.
(c)    No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)    this Section 6.01(c) shall not be construed to limit the effect of Section 6.01(a);
(ii)    permissive rights of the Indenture Trustee shall not be construed as duties;
(iii)    the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Trustee Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;
(iv)    the Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the Indenture and at the direction of the Majority Investors relating to the time, method and place of conducting any

Exhibit 10.59

proceeding for any remedy available to the Indenture Trustee, or for exercising any trust or power conferred upon the Indenture Trustee under this Indenture; and
(v)    no provision of this Indenture or of any Transaction Document shall require the Indenture Trustee to be responsible for the acts or omissions of the Servicer or to act as Successor Servicer until such time as it is required to act as Successor Servicer under this Indenture.
(d)    No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(e)    Each provision of this Indenture that in any way relates to the Indenture Trustee is subject to Sections 6.01(a) and (b).
(f)    The Indenture Trustee shall have no responsibility or liability for investment losses on Eligible Investments, except to the extent that the institution acting as Indenture Trustee is an obligor on such Eligible Investment.
(g)    The Indenture Trustee shall notify each Rating Agency of any change in any rating of the Notes of any other Rating Agency of which the Indenture Trustee has received written notice pursuant to any of the Transaction Documents.
(h)    For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default, Servicer Default or Amortization Event unless a Trustee Officer has actual knowledge thereof or has received written notice thereof. For purposes of determining the Indenture Trustee’s responsibility and liability hereunder, any reference to an Event of Default, Servicer Default or Amortization Event shall be construed to refer only to such event of which the Indenture Trustee is deemed to have notice as described in this Section 6.01(h).
Section 6.02.    Notice of Event of Default.
Upon the occurrence of any Event of Default of which a Trustee Officer has actual knowledge or has received notice, the Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register and to the Rating Agencies, notice of such Event of Default known to the Indenture Trustee within ten (10) Business Days after the Indenture Trustee receives such notice or obtains actual knowledge, whichever is earlier.
Section 6.03.    Rights of Indenture Trustee.
Except as otherwise provided in Section 6.01:
(a)    The Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.
(b)    Whenever in the administration of this Indenture the Indenture Trustee shall deem

Exhibit 10.59

it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee may (unless other evidence be herein specifically prescribed), in the absence of bad faith on its part, rely on an Officer’s Certificate of the Issuer.
(c)    The Indenture Trustee may consult with counsel with respect to any action to be taken, suffered or omitted by it hereunder and the written advice of such counsel, obtained in good faith, or any Opinion of Counsel or any Tax Opinion shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith reliance thereon.
(d)    The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture, or a Series Enhancer if so authorized by an Indenture Supplement unless such Noteholders or Series Enhancer shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.
(e)    The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney.
(f)    Subject to Section 6.13 hereof, the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian, or nominee appointed by it with due care hereunder.
(g)    The Indenture Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon the Indenture Trustee by this Indenture.
(h)    If the Indenture Trustee is also acting as Paying Agent, Authentication Agent and Transfer Agent and Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall also be afforded to such Paying Agent, Authentication Agent and Transfer Agent and Registrar.
Section 6.04.    Not Responsible for Recitals or Issuance of Notes.
The recitals contained herein and in the Notes shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture, the other Transaction Documents, the Pledged Assets, the Notes or any related document. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Notes.
Section 6.05.    May Hold Notes.
The Indenture Trustee and any Affiliates, in its individual or any other capacity, may

Exhibit 10.59

become the owner or pledgee of Notes and may otherwise deal with the Issuer, any Cartus Person and their Affiliates, any Series Enhancer, any underwriter or any of the other parties to the Transaction Documents with the same rights it would have if it were not the Indenture Trustee or an Affiliate of the Indenture Trustee.
Section 6.06.    Money Held in Trust.
Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds held by the Indenture Trustee in trust hereunder except to the extent required herein or required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing by the Indenture Trustee and the Issuer.
Section 6.07.    Compensation, Reimbursement and Indemnification.
The Issuer shall pay to the Indenture Trustee from time to time reasonable compensation for its services pursuant to that certain fee letter, dated November 18, 2011, by and between the Issuer and the Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s agents, counsel, accountants and experts. The Issuer shall, and shall cause the Servicer to, indemnify the Indenture Trustee and each of its directors, officers, employees and agents against any and all loss, liability or expense (including the fees of either in-house counsel or outside counsel, but not both) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under any other Transaction Document. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. Neither the Issuer nor the Servicer will be required to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith.
When the Indenture Trustee incurs expenses after the occurrence of a Default specified in subsection 5.02(d) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.
Notwithstanding anything herein to the contrary, the obligations of the Issuer hereunder shall be payable solely out of assets of the Issuer available for such purposes pursuant to, and in accordance with, the priority of payments set forth in each Indenture Supplement.
Section 6.08.    Replacement of Indenture Trustee.
No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by giving 30 days’ written notice to the Issuer. The Majority Investors may remove the Indenture Trustee by so notifying the Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

Exhibit 10.59

(a)    the Indenture Trustee fails to comply with Section 6.11;
(b)    the Indenture Trustee is adjudged a bankrupt or insolvent; or
(c)    the Indenture Trustee otherwise becomes legally unable to act.
If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee (who satisfies the requirements of Section 6.11) subject to the consent of the Majority Investors.
A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Issuer and the Servicer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to each Series Enhancer and all Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.
If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Majority Investors may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.
If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.
Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.08, the Issuer’s obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.
Section 6.09.    Successor Indenture Trustee by Merger.
If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee, provided that such corporation or banking association is otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies and each Series Enhancer with prior written notice of any such transaction.
Section 6.10.    Appointment of Co-Indenture Trustee or Separate Indenture Trustee.
(a)    Notwithstanding any other provisions of this Indenture, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Pledged Assets may at the time be located, the Indenture Trustee shall have the power and may execute and deliver at any time all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Pledged Assets, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Pledged Assets or any part thereof and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to

Exhibit 10.59

Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 but notice shall be given to each Applicable Series Enhancer.
(b)    Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
(i)    all rights, powers, duties and obligations conferred or imposed on the Indenture Trustee shall be conferred or imposed on, and exercised or performed by, the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Pledged Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;
(ii)    no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and
(iii)    the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.
(c)    Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.
(d)    Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
Section 6.11.    Eligibility; Disqualification.
The Indenture Trustee shall at all times be a corporation organized and doing business under the laws of the United States or any State thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and having long-term unsecured debt with a rating of at least Baa3 by Moody’s and BBB- by Standard & Poor’s and subject to supervision or examination by federal or state authority, and shall satisfy the requirements for a trustee set forth in paragraph (a)(4)(i) of Rule 3a-7 under the Investment Company Act.

Exhibit 10.59

If at any time the Indenture Trustee ceases to be eligible in accordance with the provisions of this Section 6.11, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.08.
Section 6.12.    Representations and Covenants of the Indenture Trustee.
The Indenture Trustee represents, warrants and covenants that:
(a)    The Indenture Trustee is duly organized and validly existing under the laws of the jurisdiction of its organization;
(b)    The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other Transaction Documents to which it is a party; and
(c)    Each of this Indenture and other Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.
Section 6.13.    Custody of Pledged Assets and Other Collateral.
The Indenture Trustee shall hold such of the Pledged Assets (and any other collateral that may be granted to the Indenture Trustee) as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York or the State of Minnesota. The Indenture Trustee shall hold such of the Pledged Assets as constitute investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person other than the Indenture Trustee to comply with entitlement orders originated by such other person, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the NYUCC and not otherwise defined herein shall have the meaning set forth in the NYUCC. Except as permitted by this Section 6.13, the Indenture Trustee shall not hold Pledged Assets through an agent or a nominee.
ARTICLE VII

NOTEHOLDERS’ LIST AND REPORTS BY INDENTURE TRUSTEE
Section 7.01.    Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.
The Issuer shall furnish or cause the Transfer Agent and Registrar to furnish to the Indenture Trustee (a) upon each transfer of a Note, a list of the names, addresses and taxpayer identification numbers of the Noteholders as they appear on the Note Register as of such Record Date, in such form as the Indenture Trustee may reasonably require, and (b) at such other times as the Indenture

Exhibit 10.59

Trustee may request in writing, within 10 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that if the Indenture Trustee is the Transfer Agent and Registrar, the Indenture Trustee shall furnish to the Issuer such list in the same manner prescribed in clause (b) above.
Section 7.02.    Preservation of Information.
If the Indenture Trustee is not the Transfer Agent and Registrar, the Indenture Trustee shall preserve the names, addresses and taxpayer identification numbers of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.
ARTICLE VIII

ALLOCATION AND APPLICATION OF POOL COLLECTIONS
Section 8.01.    Collection of Money.
Except as otherwise expressly provided herein and in each related Indenture Supplement, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under the Transfer and Servicing Agreement or any other Transaction Document, the Indenture Trustee may, and upon the request of the Majority Investors shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and to proceed thereafter as provided in Article V hereof.
Section 8.02.    Rights of Noteholders.
The Notes shall represent limited recourse obligations of the Issuer secured by the Pledged Assets, including the benefits of any Series Enhancement issued with respect to any Series of Notes and the right to receive Pool Collections and other amounts at the times and in the amounts specified in this Article VIII or in the applicable Indenture Supplement to be deposited in Collection Account and any Series Accounts (if so specified in the related Indenture Supplement). The Notes do not represent obligations of, or interests in, Cartus, CFC, the Transferor or the Servicer. The Notes are limited in right of payment to Pool Collections on the Pledged Assets and other assets of the Issuer allocable to the Notes as provided herein and in the applicable Indenture Supplement.
Section 8.03.    Establishment of Accounts.
(a)    Establishment of Collection Account. The Collection Account shall be established and maintained in accordance with the provisions of the Transfer and Servicing Agreement. An Indenture Supplement may establish sub-accounts to the Collection Account as specified in such Indenture Supplement to effect allocations to a Series in accordance with such Indenture Supplement. Funds on deposit in any subaccount of the Collection Account shall not be commingled with (i) funds on deposit in any other subaccount of the Collection Account or (ii) funds on deposit in the Collection Account which have not been allocated to any subaccount of the Collection Account.

Exhibit 10.59

(b)    Establishment of Distribution Account. The Paying Agent, for the benefit of the Noteholders, shall cause to be established and maintained with the Paying Agent, a non-interest bearing segregated trust account that is a Qualified Account (the “Distribution Account”) bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of Noteholders. The Paying Agent shall possess all right, title and interest in all funds on deposit from time to time in the Distribution Account and in all proceeds thereof. The Distribution Account shall be under the sole dominion and control of the Paying Agent for the benefit of Noteholders. If the Distribution Account ceases at any time to be a Qualified Account, the Indenture Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days) establish a new Distribution Account which is a Qualified Account, transfer any funds on deposit in the existing Distribution Account to such new Distribution Account and from the date such new Distribution Account is established, it shall be the “Distribution Account.”
(c)    Establishment of Series Accounts. If so provided in the related Indenture Supplement, the Issuer, for the benefit of the Noteholders and other Person as may be identified in such Indenture Supplement, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee one or more Series Accounts, which Series Accounts also shall be Qualified Accounts (unless such requirement is waived in the related Indenture Supplement). Each such Series Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of Noteholders of such Series.
Section 8.04.    Pool Collections and Allocations.
(a)    The Issuer shall cause the Servicer to deposit Pool Collections into the Collection Account as promptly as possible after the receipt in a Lockbox Account of such Pool Collections, but in no event later than the second Business Day following the receipt in a Lockbox Account of such Pool Collections.
(b)    The Issuer agrees that if any Pool Collections are received by the Issuer in an account other than the Collection Account, such monies, instruments, cash and other proceeds will not be commingled by the Issuer with any of its other funds or property, if any, but will be held separate and apart therefrom and will be held in trust by the Issuer for, and immediately remitted to, the Indenture Trustee, with any necessary endorsement.
(c)    (i)    Prior to the allocation of funds as set forth in clause (ii), the Indenture Trustee shall, in accordance with the written directions of the Servicer, make the distributions set forth in Sections 3.02(c)(vi), 3.12 and 3.14(b) of the Transfer and Servicing Agreement.
(ii)    After making the distributions set forth in clause (i), the Indenture Trustee shall, in accordance with the written directions of the Servicer, allocate all funds on deposit in the Collection Account to each Series based on the Series Percentage of such Series as set forth in the Indenture Supplement related to such Series. Amounts allocated to any Series shall not, except as specified in the related Indenture Supplement, be available to the Noteholders of any other Series. The Indenture Supplement shall specify how amounts allocated to such Series will be applied.
(d)    At any time a Series is in its Amortization Period, the Issuer agrees that any Pool Collections that would otherwise be released to the Issuer under the terms of any Indenture Supplement related to any other Series which is not in its Amortization Period, will be allocated to such amortizing Series and used to pay the principal of such amortizing Series. To the extent more than one Series is in its Amortization Period, such funds will be allocated ratably among each amortizing Series based on their

Exhibit 10.59

respective Series Percentages. Notwithstanding anything to the contrary, no Pool Collections that would otherwise be released to the Issuer shall be paid to an amortizing Series unless the terms of the related Indenture Supplement specifically require the allocation of such funds to such amortizing Series.
(e)    On each Deposit Date, except as otherwise provided in an Indenture Supplement, the Indenture Trustee shall pay to the Issuer the remaining funds, if any, on deposit in the Collection Account on such Deposit Date after giving effect to transfers to be made pursuant to Section 8.04(c).
(f)    Notwithstanding the preceding provisions of this Section 8.04, so long as no Servicer Default or Event of Default shall have occurred and be continuing and no Amortization Period for any Series of Notes is then in effect, the Trustee shall not be required to make the allocations and determinations set forth in Section 8.04(c) on any date other than a Distribution Date and, so long as no Asset Deficiency exists or would result therefrom, the Indenture Trustee is authorized to release to the Issuer, without an accounting from the Servicer, all Pool Collections not required under the terms of any Supplement to be set aside for the benefit of the Noteholders on any other Deposit Date.
Section 8.05.    Release of Pledged Assets.
(a)    The Indenture Trustee shall, when required by the provisions of this Indenture or the other Transaction Documents, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture or the Transaction Documents. No party relying on an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.
(b)    The Indenture Trustee shall, at such time as there are no Notes outstanding, release and transfer, without recourse, representation or warranty, all of the Pledged Assets that secured the Notes (other than any cash held for the payment of the Notes pursuant to Section 4.02) to the Issuer.
Section 8.06.    Officer’s Certificate.
The Issuer shall provide the Indenture Trustee and each Noteholder with at least seven days’ notice when requesting the Indenture Trustee to take any action pursuant to Section 8.05(a), which notice shall be accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Officer’s Certificate stating that such action is authorized hereunder and under the Transaction Documents and will not materially and adversely impair the security for the Notes or the rights of the Noteholders under this Indenture. The Indenture Trustee may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.
Section 8.07.    Money for Note Payments to Be Held in Trust.
All payments of amounts due and payable with respect to the Notes that are to be made from amounts withdrawn from the Collection Account shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account shall be paid over to or at the direction of the Issuer except as provided in this Section 8.07, Section 8.04 or in the related Indenture Supplement.
On or before each Distribution Date, in accordance with the instructions of the Servicer,

Exhibit 10.59

the Indenture Trustee shall deposit or cause to be deposited in the Distribution Account for each outstanding Series an aggregate sum sufficient to pay the amounts then becoming due under the Notes of such outstanding Series, such sum to be held in trust for the benefit of the Persons entitled thereto.
ARTICLE IX

DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS
Distributions shall be made to, and reports shall be provided to, Noteholders as set forth in the applicable Indenture Supplement. The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.
The Indenture Trustee shall make available on its internet website to each Noteholder all reports, financial statements and notices received by the Indenture Trustee pursuant to this Indenture, the applicable Indenture Supplement or the Transfer and Servicing Agreement. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.
The Indenture Trustee’s internet website shall be initially located at “https://www.usbank.com/abs” or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders and the Servicer. In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall be permitted to change the method by which such information distributed in order to make such distributions more convenient and/or more accessible to the Noteholders and the Servicer.
ARTICLE X

SUPPLEMENTAL INDENTURES
Section 10.01.    Supplemental Indentures Without Consent of Noteholders.
(a)    Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and each Applicable Series Enhancer and upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar, at any time and from time to time, may enter into an indenture or indentures supplemental hereto for any of the following purposes:
(i)    to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm to the Indenture Trustee any property subject, or required to be subjected, to the lien of this Indenture, or to subject to the lien of this Indenture additional property;
(ii)    to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;
(iii)    to convey, transfer, assign, mortgage or pledge any property to or with the consent of the Indenture Trustee;

Exhibit 10.59

(iv)    to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture;
(v)    to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the Pledged Assets hereunder by more than one trustee, pursuant to the requirements of Article VI;
(vi)    to provide for the issuance of one or more new Series of Notes, in accordance with the provisions of Section 2.10; or
(vii)    to provide for the termination of any Series Enhancement in accordance with the provisions of the related Indenture Supplement; provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder, as evidenced by an Officer’s Certificate of an Authorized Officer delivered to the Indenture Trustee (at the Issuer’s expense).
The Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar are hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.
(b)    The Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar also, without the consent of any Noteholders of any outstanding Series but with prior notice to the Rating Agencies and each Applicable Series Enhancer and upon satisfaction of the Rating Agency Condition and the written consent of each Applicable Series Enhancer with respect to the Notes of all outstanding Series, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that the Issuer shall have delivered to the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar an Officer’s Certificate, dated the date of any such action, stating that the Issuer reasonably believes that such action will not have a Material Adverse Effect. Additionally, notwithstanding the preceding sentence, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar also, without the consent of any Noteholders of any outstanding Series, may enter into an indenture or indentures supplemental hereto to add, modify or eliminate such provisions as may be necessary or advisable in order to enable the Issuer (i) to avoid the imposition of state or local income or franchise taxes imposed on the Issuer’s property or its income and (ii) to add, modify or eliminate such provisions as may be necessary and desirable to implement any revisions to the Uniform Commercial Code as in force in the applicable jurisdiction; provided, however, that the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar shall not enter into any such indenture or supplement unless (w) the Issuer delivers to the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar and each Applicable Series Enhancer an Officer’s Certificate dated the date of such supplemental indenture, stating that the Issuer reasonably believes that such supplemental indenture will not have a Material Adverse Effect, (x) each Rating Agency has notified the Issuer, the Servicer, the Indenture Trustee and each Applicable Series Enhancer in writing that the Rating Agency Condition with respect to each outstanding Series has been satisfied, (y) such amendment does not (without the consent of the Indenture Trustee) affect the rights, duties or obligations of the Indenture Trustee hereunder and (z) such amendment does not (without the consent of the Paying Agent, the Authentication Agent or the Transfer Agent and Registrar, as the case may be) affect the rights, duties or obligations of the Paying

Exhibit 10.59

Agent, the Authentication Agent or the Transfer Agent and Registrar, as the case may be hereunder.
Section 10.02.    Supplemental Indentures with Consent of Noteholders.
The Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar also, with prior notice to the Rating Agencies and with the consent of the Majority Investors, by Act of such Holders delivered to the Issuer and the Indenture Trustee, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders of all Series under this Indenture. If an indenture or indentures supplemental hereto affects only the Noteholders of a particular Series of Notes, then the consent of the Holders of a majority of the Series Outstanding Amount of such Series shall be required to such indenture or indenture supplemental. Notwithstanding the foregoing, no supplemental indenture shall, without the consent of Holders of 100% of the Series Outstanding Amount of the Outstanding Notes affected thereby:
(a)    change the due date of any payment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable;
(b)    impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor to the payment of any such amount due on the Notes on or after the respective due dates thereof, as provided in Article V (or, in the case of redemption, on or after the Redemption Date);
(c)    reduce the percentage that constitutes a majority of the Series Outstanding Amount of the Notes of any Series the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;
(d)    reduce the percentage of the Outstanding Amount of the Notes which is required to direct the Indenture Trustee to sell or liquidate the Pledged Assets if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the Outstanding Notes;
(e)    decrease the percentage of the aggregate principal amount of the Notes required to amend the sections of this Indenture that specify the applicable percentage of the aggregate principal amount of the Notes of such Series necessary to amend the Indenture or any Transaction Documents that require such consent;
(f)    modify or alter the provisions of this Indenture regarding the voting of Notes held by the Issuer, any other obligor on the Notes, the Transferor, the Servicer or any Affiliate of any of the foregoing Persons; or
(g)    permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Pledged Assets for any Notes or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such Pledged Assets at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

Exhibit 10.59

In addition, notwithstanding the foregoing, no supplemental indenture shall, without the consent of Holders of at least 66 2/3% of the Series Outstanding Amount of the Outstanding Notes, increase the Obligor Limit with respect to any Obligor.
It shall not be necessary for any Act of Noteholders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
Promptly after the execution by the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar of any Supplement Indenture pursuant to this Section 10.02, the Paying Agent shall mail to the Holders of the Notes to which such supplemental indenture relates written notice setting forth in general terms the substance of such supplement indenture; provided, however, that any failure of the Paying Agent to mail such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.
Section 10.03.    Execution of Supplemental Indentures.
In executing, or permitting the additional trusts created by any supplemental indenture permitted by this Article X or the modification thereby of the trusts created by this Indenture, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar shall be entitled to receive, and subject to Section 6.01, shall be fully protected in relying on, an Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise. The Paying Agent, the Authentication Agent and the Transfer Agent and Registrar, as the case may be, may, but shall not be obligated to, enter into any such supplemental indenture that affects their respective rights, duties, liabilities or immunities under this Indenture or otherwise.
Section 10.04.    Effect of Supplemental Indenture.
Upon the execution of any supplemental indenture under this Article X, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
Section 10.05.    Reference in Notes to Supplemental Indentures.
Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and if required by the Authentication Agent shall, bear a notation in form approved by the Indenture Trustee and the Authentication Agent as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes modified so as to conform, in the opinion of the Indenture Trustee and the Authentication Agent and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Authentication Agent in exchange for the Outstanding Notes.
ARTICLE XI

DEFEASANCE
Section 11.01.    Defeasance.

Exhibit 10.59

Notwithstanding anything to the contrary in this Indenture or any Indenture Supplement:
(a)    The Issuer may at its option be discharged from its obligations hereunder with respect to any Series or all outstanding Series (each, a “Defeased Series”) on the date the applicable conditions set forth in subsection 11.01(c) are satisfied (a “Defeasance”); provided, however, that the following rights, obligations, powers, duties and immunities shall survive with respect to each Defeased Series until otherwise terminated or discharged hereunder: (i) the rights of the Holders of Notes of the Defeased Series to receive payments in respect of principal of and interest on such Notes when such payments are due; (ii) the Issuer’s obligations with respect to such Notes under Sections 2.05 and 2.06; (iii) the rights, powers, trusts, duties, and immunities of the Indenture Trustee, the Paying Agent and the Transfer Agent and Registrar hereunder; and (iv) this Section 11.01 and Section 12.14.
(b)    Subject to Section 11.01(c), no Pool Collections shall be allocated to any Defeased Series.
(c)    The following shall be the conditions precedent to any Defeasance under Section 11.01(a):
(i)    the Issuer irrevocably shall have deposited or caused to be deposited with the Indenture Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee and any Applicable Series Enhancer, as trust funds in trust for making the payments described below, (A) Dollars in an amount equal to, or (B) Eligible Investments which through the scheduled payment of principal and interest in respect thereof will provide, not later than the due date of payment thereon, money in an amount equal to, or (C) a combination thereof, in each case sufficient to pay and discharge, and which shall be applied by the Indenture Trustee to pay and discharge, all remaining scheduled interest and principal payments on all Outstanding Notes of each Defeased Series and all other amounts owing in respect of such Defeased Series (including all amounts owing under any related Enhancement Agreement to any Series Enhancer) on the dates scheduled for such payments in this Indenture and the applicable Indenture Supplements;
(ii)    a statement from a firm of nationally recognized independent public accountants (who also may render other services to the Issuer) to the effect that such deposit is sufficient to pay the amounts specified in clause (i) above;
(iii)    prior to its first exercise of its right pursuant to this Section 11.01 with respect to a Defeased Series to substitute money or Eligible Investments for Receivables, the Issuer shall have delivered to the Indenture Trustee an Opinion of Counsel to the effect that such deposit and termination of obligations will not result in the Issuer being required to register as an “investment company” within the meaning of the Investment Company Act;
(iv)    the Issuer shall have delivered to the Indenture Trustee and each Applicable Series Enhancer an Officer’s Certificate of the Issuer stating that the Issuer reasonably believes that such deposit and termination of obligations will not, based on the facts known to such officer at the time of such certification, then cause an Event of Default or Amortization Event with respect to any Series or any event that, with the giving of notice or the lapse of time, would result in the occurrence of a Event of Default or Amortization Event with respect to any Series;
(v)    the Rating Agency Condition shall have been satisfied and the Issuer shall

Exhibit 10.59

have delivered copies of such written notice to the Servicer, the Indenture Trustee and each Applicable Series Enhancer; and
(vi)    the Issuer shall have delivered to the Indenture Trustee and each Applicable Series Enhancer a Tax Opinion.
ARTICLE XII

MISCELLANEOUS
Section 12.01.    Compliance Certificates and Opinions, etc.
(a)    Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture or any other Transaction Document, the Issuer shall furnish to the Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 12.01, except that, in the case of any such application or request as to which the furnishing of specific documents is required by any provision of this Indenture, no additional certificate or opinion need be furnished.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:
(i)    a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;
(ii)    a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(iii)    a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(iv)    a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.
(b)    (i)    Prior to the deposit of any Pledged Assets or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 12.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Pledged Assets or other property or securities to be so deposited.
(ii)    Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer also shall deliver to the Indenture Trustee an Independent

Exhibit 10.59

Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuer as set forth in the related Officer’s Certificate is less than 10% of the Outstanding Amount of the Notes.
(iii)    Other than as provided in the Granting Clause, whenever any property or securities are to be released from the lien of this Indenture, the Issuer also shall furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.
(iv)    Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer also shall furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than as provided in the Granting Clause, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than 10% of the then Outstanding Amount of the Notes.
(v)    Notwithstanding any provision of this Section 12.01, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents, and the provisions of the Granting Clause shall apply.
Section 12.02.    Form of Documents Delivered to Indenture Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of a Responsible Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer’s certificate or opinion is based are erroneous. Any such certificate of a Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer or the Issuer, unless such Responsible Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Exhibit 10.59

In any case in which any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.
Section 12.03.    Acts of Noteholders.
(a)    Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing and satisfying any requisite percentages as to the minimum number or Dollar value of outstanding principal amount represented by such Noteholders; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, to the extent hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03.
(b)    The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.
(c)    The ownership of Notes shall be proved by the Note Register.
(d)    Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.
Section 12.04.    Notices to Issuer, Indenture Trustee, Paying Agent, Authentication Agent and Transfer Agent and Registrar.
All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier at or mailed by certified or registered mail, return receipt requested, to (a) in the case of the Issuer, to 40 Apple Ridge Road, Suite 4C45, Danbury, Connecticut 06810, Attention: Controller, (b) in the case of the Indenture Trustee, to the Corporate Trust Office, (c) in the case of the Paying Agent, the Authentication Agent or the Transfer Agent and Registrar, to 60 Livingston Ave., EP-MN-WS3D, St. Paul, Minnesota 55107, Attention: Apple Ridge Funding LLC and (d) in the case of the Rating Agency for a particular Series, the

Exhibit 10.59

address, if any, specified in the Indenture Supplement relating to such Series; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.
Section 12.05.    Notices to Noteholders; Waiver.
In any case in which this Indenture provides for notice to Noteholders or a Series Enhancer of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered or certified mail or national overnight courier service to each Noteholder or Series Enhancer affected by such event, at the Noteholder’s address as it appears on the Note Register or at the Series Enhancer’s address for notices set forth in the relevant agreement relating to Series Enhancement, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If notice to Noteholders or a Series Enhancer is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Person shall affect the sufficiency of such notice with respect to other Persons, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.
In any case in which this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee (with a copy to the Paying Agent), but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee or the Paying Agent, as the case may be, shall be deemed to be a sufficient giving of such notice.
Section 12.06.    Alternate Payment and Notice Provisions.
Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the consent of the Paying Agent, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee or/and the Paying Agent a copy of each such agreement and the Paying Agent or the Indenture Trustee, as the case may be, shall cause payments to be made and notices to be given in accordance with such agreements.
Section 12.07.    Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 12.08.    Successors and Assigns.
All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.
Section 12.09.    Separability.

Exhibit 10.59

If any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 12.10.    Benefits of Indenture.
Nothing in this Indenture or in the Notes, express or implied, shall give to any Person other than the parties hereto and their successors hereunder, any Series Enhancer and the Noteholders, any benefit.
Section 12.11.    Legal Holidays.
If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.
Section 12.12.    GOVERNING LAW.
THE INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
Section 12.13.    Counterparts.
This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 12.14.    No Petition.
The Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer, the Transferor or CFC, or join in any institution against the Issuer, the Transferor or CFC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents until the expiration of one year and one day after payment in full of the latest maturing Note issued by the Issuer under this Indenture. This Section shall survive termination of the Indenture.
Section 12.15.    Provision of Information to Rating Agencies.
At the request of a Rating Agency, the Indenture Trustee will provide such Rating Agency with any reports and other written information it has received from the Servicer for distribution to Noteholders.

Exhibit 10.59

Section 12.16.    Conversion.
Notwithstanding any covenants in this Agreement requiring Cartus, CFC or ARSC to maintain its “corporate existence”, such entity may elect to convert their status from that of a Delaware corporation to that of a Delaware limited liability company, either by filing a certificate of conversion with the Delaware Secretary of State or by merging with and into a newly formed Delaware limited liability company (such conversion or merger, as applicable, being herein called a “Conversion”) subject to the conditions that:
(a)    (x) the Person formed by such Conversion (any such Person, the “Surviving Entity”) is an entity organized and existing under the laws of the United States of America or any State thereof, (y) such Surviving Entity expressly assumes, by an agreement in form and substance satisfactory to the applicable transferee and its assignees, performance of every covenant and obligation of such Person under the Transaction Documents to which such Person is a party and (z) such Surviving Entity delivers to the other parties to the Seventh Omnibus Amendment hereto dated as of December 14, 2011 (such parties, the “Amendment Parties”) an opinion of counsel that such Surviving Entity is duly organized and validly existing under the laws of its organization, has duly executed and delivered such supplemental agreement, and such supplemental agreement is a valid and binding obligation of such Surviving Entity, enforceable against such Surviving Entity in accordance with its terms (subject to customary exceptions relating to bankruptcy and equitable principles) and covering such other matters as the Amendment Parties may reasonably request;
(b)    all actions necessary to maintain the perfection of the security interests or ownership interests created by such Person under the Transaction Documents to which such Person is a party in connection with such Conversion shall have been taken, as evidenced by an opinion of counsel reasonably satisfactory to the Amendment Parties;
(c)    so long as such Person is the Servicer, no Servicer Default or Unmatured Servicer Default is then occurring or would result from such Conversion;
(d)    in the case of a Conversion of CFC or ARSC, (x) the organizational documents of any Surviving Entity with respect to CFC or ARSC shall contain limitations on its business activities and requirements for independent directors or managers substantially equivalent to those set forth in its current organizational documents, and (y) Orrick Herrington & Sutcliffe shall have delivered an opinion of counsel reasonably satisfactory to the Amendment Parties that such Conversion will not, in and of itself, alter the conclusions set forth in its opinions previously issued in connection with the Transaction Documents with respect to true sale matters, substantive consolidation matters and bankruptcy issues relating to “home sale proceeds” (to the extent such opinions relate to such Person); and
(e)    each Amendment Party shall have received such other documents as such Amendment Party may reasonably request.
In connection with any such Conversion and the resulting change in name of such entity, Cartus, CFC and/or ARSC, as applicable, shall be required to comply with the name change covenants in the Transaction Documents, except that to the extent 30 days prior written notice of the name change is required, such notice period shall be reduced to five Business Days.
From and after any such Conversion effected in compliance with the above conditions, (a) all references in the Transaction Documents to any Person which has altered its corporate structure to

Exhibit 10.59

become a limited liability company shall be deemed to be references to the Surviving Entity as successor to such Person, (b) all representations, warranties and covenants in the Transaction Documents which state that any of Cartus, CFC or ARSC is or is required to be a corporation shall be deemed to permit and require the Surviving Entity to be a limited liability company, (c) all references to such Person’s certificate of incorporation, other organizational documents, capital stock, corporate action or other matters relating to its corporate form will be deemed to be references to the organizational documents and analogous matters relating to limited liability companies, (d) all references to such Person’s directors or independent directors will be deemed to be references to the Surviving Entity’s directors, independent directors, managers or independent managers, as the case may be and (e) no representation, warranty or covenant in any Transaction Document shall be deemed to be breached or violated solely as a result of the fact that the Surviving Entity in any Conversion may be disregarded as a separate entity for state, local or federal income tax purposes.
Section 12.17.    Defaulted Gross-Up Amount.

Exhibit 10.59

IN WITNESS WHEREOF, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and attested, all as of the day and year first above written.
APPLE RIDGE FUNDING LLC,
as Issuer

By:	Name: Title:
U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

By:	Name: Title:
U.S. BANK NATIONAL ASSOCIATION,
as Paying Agent, Authentication Agent and Transfer Agent and Registrar

By:	Name: Title:

Exhibit 10.59

DISTRICT OF COLUMBIA	)
) ss.:
COUNTY OF _______________	)

BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared _____________________________ known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Delaware limited liability company and that she/he executed the same as the corporation for the purpose and consideration therein stated.
GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of __________, 2000.

Notary Public
[Seal]
My commission expires:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared Steve M. Husbands known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said national banking organization and that she/he executed the same as the corporation for the purpose and consideration therein stated.
GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of __________, 2000.

Notary Public
[Seal]
My commission expires:

Exhibit 10.59

STATE OF NEW YORK	)
) ss.:
COUNTY OF _______________	)

BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared _______________________ known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said New York banking corporation and that she/he executed the same as the corporation for the purpose and consideration therein stated.
GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of __________, 2000.

Notary Public
[Seal]
My commission expires:

Exhibit 10.59

Exhibit A-4

Transfer and Servicing Agreement
[Attached]

Exhibit 10.59

CONFORMED COPY
AS AMENDED BY:
1.  Omnibus Amendment, Agreement and Consent dated December 20, 2004.
2. Second Omnibus Amendment dated January 31, 2005
3.  Third Omnibus Amendment, Agreement and Consent dated May 12, 2006
4.  Fourth Omnibus Amendment dated November 29, 2006
5.  Fifth Omnibus Amendment dated April 10, 2007
6.  Sixth Omnibus Amendment dated June 26, 2007
7.  Seventh Omnibus Amendment dated December 14, 2011

TRANSFER AND SERVICING AGREEMENT
Dated as of April 25, 2000
by and between
APPLE RIDGE SERVICES CORPORATION
as transferor,
CARTUS CORPORATION
as originator and servicer,
CARTUS FINANCIAL CORPORATION
as originator,
APPLE RIDGE FUNDING LLC
as transferee
and
U.S. BANK NATIONAL ASSOCIATION

Exhibit 10.59

as Indenture Trustee

Exhibit 10.59

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Exhibit 10.59

Section 4.03	Withdrawals from the Collection Account	35

ARTICLE V
SECURITY INTEREST
Section 5.01	Security Interest	35
Section 5.02	Enforcement of Rights	35

ARTICLE VI
OTHER MATTERS RELATING TO THE TRANSFEROR
Section 6.01	Liability of the Transferor	36
Section 6.02	Indemnification by the Transferor	36

ARTICLE VII
OTHER MATTERS RELATING TO THE SERVICER
Section 7.01	Liability of the Servicer	38
Section 7.02	Merger or Consolidation of, or Assumption of the Obligations of, the Servicer	38
Section 7.03	Limitation on Liability of the Servicer and Others	38
Section 7.04	Indemnification by the Servicer	39
Section 7.05	Resignation of the Servicer	40
Section 7.06	Access to Certain Documentation and Information Regarding the Receivables	41

ARTICLE VIII
TERMINATION
Section 8.01	Transfer Termination Events	41
Section 8.02	Transfer Termination	42

ARTICLE IX
SERVICER DEFAULTS
Section 9.01	Servicer Defaults	43
Section 9.02	Performance by Issuer	45
Section 9.03	Indenture Trustee To Act; Appointment of Successor	45
Section 9.04	Notification to Holders	47
Section 9.05	Marketing Expenses Account	47
Section 9.06	Lockbox Agreements	48

ARTICLE X
TERMINATION
Section 10.01	Termination	48

Exhibit 10.59

Exhibit 10.59

SCHEDULES

SCHEDULE 2.02(m)	Principal Place of Business and Chief Executive Office of the Transferor and List of Offices Where the Servicer Keeps Records Related to the Transferred Assets

SCHEDULE 2.02(o)	List of Legal Names

SCHEDULE 3.04(l)	List of Lockbox Banks
EXHIBIT

EXHIBIT A	Form of Annual Servicer’s Certificate

EXHIBIT B	Forms of Lockbox Agreements

EXHIBIT C	List of Servicing Officers

Exhibit 10.59

THIS TRANSFER AND SERVICING AGREEMENT (this “Agreement”) dated as of April 25, 2000 is made by and between APPLE RIDGE SERVICES CORPORATION, a Delaware corporation, as transferor, CARTUS CORPORATION, a Delaware corporation, as originator and servicer (“Cartus” or the “Servicer”), CARTUS FINANCIAL CORPORATION, a Delaware corporation, as originator (“CFC”), APPLE RIDGE FUNDING LLC, a Delaware limited liability company (the “Issuer”), as transferee, and U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee.
In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, the Indenture Trustee and the holders of any Notes issued by the Issuer from time to time under the Indenture to the extent provided herein:
Article I

DEFINITIONS
Section 1.01    Definitions. Capitalized terms used in this Agreement but not defined herein shall have the meanings assigned to them in the Receivables Purchase Agreement or Purchase Agreement, as applicable. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.
“Agreement” shall mean this Transfer and Servicing Agreement and all amendments hereof and supplements hereto.
“ARF Purchase Price” shall have the meaning set forth in Section 2.01(i).
“ARSC Indemnified Losses” shall have the meaning set forth in Section 6.02.
“ARSC Indemnified Party” shall have the meaning set forth in Section 6.02.
“Asset Deficiency” shall have the meaning set forth in the Indenture.
“Cash Equivalents” shall mean (i) investments in commercial paper maturing in not more than 270 days from the date of issuance which at the time of acquisition is rated at least A‑1 or the equivalent thereof by Standard & Poor’s or P-1 or the equivalent thereof by Moody’s, (ii) investments in direct obligations or obligations that are guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having a maturity of not more than three years from the date of acquisition, (iii) investments in certificates of deposit maturing not more than one year from the date of origin issued by a bank or trust company organized or licensed under the laws of the United States or any state or territory thereof having capital, surplus and undivided profits aggregating at least $500,000,000 and rated A or better by Standard & Poor’s or A2 or better by Moody’s, (iv) money market mutual funds having assets in excess of $2,000,000,000, (v) investments in asset-backed or mortgage-backed securities, including investments in collateralized, adjustable rate mortgage securities and those mortgage-backed securities that are rated at least AA by Standard & Poor’s or Aa by Moody’s or are of comparable quality at the time of investment and (vi) banker’s acceptances maturing not more than one year from the date of origin issued by a bank or trust company organized or licensed under the laws of the United States or any state or territory thereof and having capital, surplus and undivided profits aggregating at least $500,000,000, and rated A or better by

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Exhibit 10.59

Standard & Poor’s or A2 or better by Moody’s.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Collection Account” shall have the meaning provided in Section 4.01.
“Distribution Date” shall mean, with respect to any Series, the date specified in the applicable Supplement for payments to holders of the Notes of that Series.
“Dollars,” “$” or “U.S. $” shall mean United States dollars.
“Eligible Account” shall mean an account that is (i) maintained with a depository institution whose short-term debt obligations at the time of any deposit therein are rated in the highest short-term debt rating categories by Moody’s and Standard & Poor’s, (ii) one or more accounts maintained with a depository institution, which accounts are fully insured by the FDIC, with a minimum long-term unsecured debt rating of “A3” by Moody’s and “BBB+” by Standard & Poor’s, (iii) a segregated trust account maintained with the corporate trust office of the Indenture Trustee or an Affiliate of the Indenture Trustee, in either case in its fiduciary capacity or (iv) an account otherwise acceptable to each Rating Agency as evidenced by the delivery of a rating letter by each Rating Agency on the Closing Date.
“Eligible Investments” shall mean the following instruments, investment property, or other property, other than securities issued by or obligations of Cartus or any of its Affiliates:
(a)    direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America;
(b)    demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies (including the Indenture Trustee acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof, including the District of Columbia (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities, provided that, at the time of the Issuer’s investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be rated by each of Standard & Poor’s and Moody’s in its respective highest rating category (or such other rating that satisfies the Rating Agency Condition);
(c)    commercial paper (having original or remaining maturities of no more than 30 days) having, at the time of the Issuer’s investment or contractual commitment to invest therein, a short-term debt rating by each of Standard & Poor’s and Moody’s in its respective highest rating category;
(d)    demand deposits, time deposits and certificates of deposit that are fully insured by the FDIC having, at the time of the Issuer’s investment therein, a short-term debt rating by each of Standard & Poor’s and Moody’s in its respective highest rating category;
(e)    bankers’ acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in clause (b) above;
(f)    money market funds having, at the time of the Issuer’s investment therein, a rating of AAAm by Standard & Poor’s or Aaa by Moody’s (including funds for which the Indenture Trustee or any of its Affiliates is investment manager or advisor);

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Exhibit 10.59

(g)    time deposits and eurodollar deposits (having maturities not later than the succeeding Distribution Date) other than as referred to in clause (d) above, with a Person the commercial paper of which has a credit rating by each of Standard & Poor’s and Moody’s in its respective highest rating category; or
(h)    any other investment of a type or rating that satisfies the Rating Agency Condition.
“Eligible Receivables” shall have the meaning provided in the Receivables Purchase Agreement.
“Eligible Servicer” shall mean Cartus or, if Cartus is not acting as Servicer, an entity that, at the time of its appointment as Servicer, (a) is servicing a portfolio of relocation services accounts and is acceptable to the Indenture Trustee, each Series Enhancer and the Rating Agencies, (b) is legally qualified and has the capacity to service the Receivables, (c) in the determination of the Majority Investors, has demonstrated the ability to service professionally and competently a portfolio of similar accounts in accordance with high standards of skill and care, (d) is qualified to use the software that is then being used to service the Receivables or obtains the right to use or has its own software that is adequate to perform its duties under this Agreement and (e) has a net worth of at least $ 25,000,000 as of the end of its most recent fiscal quarter (or such lesser net worth as may be approved by the Majority Investors).
“FDIC” shall mean the Federal Deposit Insurance Corporation or any successor.
“Final Stated Maturity Date” shall have the meaning set forth in the Indenture.
“Home Purchase Price” shall mean, with respect to any Home, the appraised or other value set forth in the related Home Purchase Contract as the purchase price for such Home.
“Indebtedness” shall mean, with respect to any Person, in the aggregate, without duplication, (i) all indebtedness, obligations and other liabilities of such Person that are, at the date as of which Indebtedness is to be determined, includable as liabilities in a balance sheet of such Person, other than (x) accounts payable and accrued expenses and (y) current and deferred income taxes and other similar liabilities, (ii) the maximum aggregate amount of all liabilities of such Person or under any Guaranty, indemnity or similar undertaking given or assumed of or in respect of, the indebtedness, obligations or other liabilities, assets, revenues, income or dividends of any Person other than such Person and (iii) all other obligations or liabilities of such Person with respect to the discharge of the obligations of any Person other than itself. For purposes of the Transaction Documents, the Indebtedness of any Person includes the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.
“Indemnified Party” shall have the meaning set forth in Section 7.04.
“Indenture” shall mean the master indenture dated as of April 25, 2000, by and between the Issuer, the Indenture Trustee and U.S. Bank National Association, as Paying Agent, Authentication Agent and Transfer Agent and Registrar.
“Indenture Trustee” shall mean U.S. Bank National Association, a national banking association, acting in its capacity as Indenture Trustee under the Indenture.
“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

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Exhibit 10.59

“Leverage Ratio” shall mean on any date, the ratio of (a) Total Senior Secured Net Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP; provided, that EBITDA shall be determined for the relevant Test Period on a Pro Forma Basis. Capitalized Terms used in this definition shall have the meaning set forth in the Realogy Credit Agreement as in effect on April 10, 2007, without giving effect to any subsequent amendments.
“Lockbox” shall mean any post office box to which the Obligors remit Pool Collections.
“Lockbox Account” shall mean each lockbox account, concentration account, depositary account or similar account (including any associated demand deposit account) established pursuant to a Lockbox Agreement.
“Lockbox Agreement” shall mean each lockbox agreement attached as Exhibit B and any other lockbox agreement pursuant to which the Servicer establishes a Lockbox Account in the name of the Indenture Trustee.
“Lockbox Bank” shall mean any institution at which a Lockbox or Lockbox Account is maintained.
“Majority Investors” shall have the meaning set forth in the Indenture.
“Marketing Expenses Account” shall mean the account established pursuant to Section 9.05.
“Material Adverse Effect” shall mean, with respect to any Person and any event or circumstance, a material adverse effect on (a) the business, financial condition, operations or assets of such Person, (b) the ability of such Person to perform its obligations under any Transaction Document to which it is a party or, if applicable, all or any substantial portion of the Contracts, (c) the validity or enforceability of, or collectibility of, amounts payable by such Person under any Transaction Document to which it is a party, (d) the status, existence, perfection or priority of the interest of the Issuer and its assignees in the Transferred Assets, taken as a whole, in each case free and clear of any Lien (other than a Permitted Lien) or (e) the validity, enforceability or collectibility of all or any substantial portion of the Transferred Assets.
“Moody’s” shall mean Moody’s Investors Service or its successor.
“Nonrecoverable Advance” shall mean any Servicer Advance previously made in respect of a Home the Receivable arising from which has become a Defaulted Receivable.
“Note” shall have the meaning provided in the Indenture.
“Officer’s Certificate” shall mean, unless otherwise specified in this Agreement, a certificate delivered as provided herein, signed:
(a)    by the President, any Vice President or the chief financial officer of the Transferor or the Servicer, as the case may be, or
(b)    by the President, any Vice President or the financial controller of any Successor Servicer

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Exhibit 10.59

(or by an officer holding an office with equivalent or more senior responsibilities or, in the case of the Servicer or Successor Servicer, a Servicing Officer, and, in the case of the Transferor, any executive of the Transferor designated in writing by a Vice President or more senior officer of the Transferor for this purpose).
“Opinion of Counsel” shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Issuer and the Indenture Trustee.
“Outstanding” shall have the meaning set forth in the Indenture.
“Outstanding Amount” shall have the meaning set forth in the Indenture.
“Possession Date” shall have, with respect to any Home, the meaning provided in the related Home Purchase Contract.
“Purchase” shall mean each purchase of Receivables, Related Assets and other ARSC Purchased Assets by the Issuer from ARSC hereunder.
“Purchase Agreement” shall mean the purchase agreement dated as of April 25, 2000, between Cartus and CFC, as amended from time to time.
“Rating Agency” shall mean, with respect to any outstanding Series, each rating agency, if any, specified in the applicable Supplement, selected by the Issuer to rate the Notes of such Series.
“Rating Agency Condition” shall mean, with respect to any action, that each Rating Agency shall have notified the Transferor, the Servicer, the Indenture Trustee and the Issuer in writing that such action will not result in a reduction, qualification or withdrawal of the then existing rating of any outstanding Series with respect to which it is a Rating Agency (or, in the case of any Series covered by a financial insurance policy or surety bond, the reduction, qualification or withdrawal of the then existing rating of such Series without giving effect to such insurance policy or surety bond, with such notice also addressed to the issuer of the applicable insurance policy or surety bond) or, with respect to any outstanding Series not rated by any Rating Agency, the required consent specified in the Supplement for such Series.
“Realogy Credit Agreement” shall mean that certain Credit Agreement dated as of April 10, 2007 among Domus Intermediate Holdings Corp., Realogy, the lenders and other financial institutions party thereto and JP Morgan Chase Bank, N.A., as Administrative Agent.
“Realogy Indebtedness” shall mean (i) all indebtedness, obligations and other liabilities of Realogy and its Consolidated Subsidiaries that are, at the date as of which Realogy Indebtedness is to be determined, includable as liabilities in a consolidated balance sheet of Realogy and its Consolidated Subsidiaries, other than (x) accounts payable and accrued expenses, (y) advances from clients obtained in the ordinary course of the relocation management services business of Realogy and its Consolidated Subsidiaries and (z) current and deferred income taxes and other similar liabilities, plus (ii) without duplicating any items included in Realogy Indebtedness pursuant to the foregoing clause (i), the maximum aggregate amount of all liabilities of Realogy or any of its Consolidated Subsidiaries under any guaranty, indemnity or similar undertaking given or assumed of, or in respect of, the indebtedness, obligations or other liabilities, assets, revenues, income or dividends of any person other than Realogy or one of its Consolidated Subsidiaries and (iii) all other obligations or liabilities of Realogy or any of its Consolidated Subsidiaries in relation to the discharge of the obligations of any Person other than Realogy or one of its

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Exhibit 10.59

Consolidated Subsidiaries.
“Receivables Activity Report” shall have the meaning provided in Section 3.07(c).
“Receivables Purchase Agreement” shall mean the receivables purchase agreement dated as of April 25, 2000, between CFC and the Transferor, as amended from time to time.
“Required Marketing Expenses Account Amount” shall mean, on any Distribution Date, an amount equal to:
(i)    zero, if the average number of days the Homes relating to outstanding Pool Receivables have been owned by Cartus and CFC (excluding any such Homes relating to Self-Funding Obligors or that constitute Excluded Homes) as of the close of business on the last day of the immediately preceding Monthly Period was 120 days or less;
(ii)    2.5% of the aggregate Home Purchase Price for all Homes owned by Cartus and CFC (excluding any Homes relating to Self-Funding Obligors or that constitute Excluded Homes) as of the close of business on the last day of the immediately preceding Monthly Period, if the average number of days such Homes have been owned by Cartus and CFC as of the close of business on the last day of the immediately preceding Monthly Period was greater than 120 days but less than or equal to 130 days;
(iii)    3.0% of the aggregate Home Purchase Price for all Homes owned by Cartus and CFC (excluding any Homes relating to Self-Funding Obligors or that constitute Excluded Homes) as of the close of business on the last day of the immediately preceding Monthly Period, if the average number of days such Homes have been owned by Cartus and CFC as of the close of business on the last day of the immediately preceding Monthly Period was greater than 130 days but less than or equal to 140 days;
(iv)    4.0% of the aggregate Home Purchase Price for all Homes owned by Cartus and CFC (excluding any Homes relating to Self-Funding Obligors or that constitute Excluded Homes) as of the close of business on the last day of the immediately preceding Monthly Period, if the average number of days such Homes have been owned by Cartus and CFC as of the close of business on the last day of the immediately preceding Monthly Period was greater than 140 days but less than or equal to 150 days; and
(v)    5.0% of the aggregate Home Purchase Price for all Homes owned by Cartus and CFC (excluding any Homes relating to Self-Funding Obligors or that constitute Excluded Homes) as of the close of business on the last day of the immediately preceding Monthly Period, if the average number of days such Homes have been owned by Cartus and CFC as of the close of business on the last day of the immediately preceding Monthly Period was greater than 150 days.
“Series Account” shall mean any account or accounts established pursuant to the Supplement for any Series of Notes.
“Service Transfer” shall have the meaning specified in Section 9.01.
“Servicer” shall mean Cartus, in its capacity as the Servicer under this Agreement, and any successor thereto in such capacity appointed pursuant to Article IX of this Agreement.
“Servicer Advance” shall mean any out-of-pocket payments made by the Servicer with respect to a CFC Home, including but not limited to maintenance, repairs, utilities, insurance, taxes, assessments, Mortgage Payoffs, Mortgage Payments, Other Reimbursable Expenses, homeowners or

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Exhibit 10.59

association dues and other costs of ownership.
“Servicer Default” shall have the meaning set forth in Section 9.01.
“Servicer Dilution Adjustment” shall have the meaning set forth in Section 3.10(a).
“Servicing Fee” shall have the meaning specified in Section 3.03.
“Servicing Officer” shall mean any officer of the Servicer or an attorney-in-fact of the Servicer who in either case is involved in, or responsible for, the administration and servicing of the Receivables and whose name appears on a list of servicing officers furnished to the Issuer and the Indenture Trustee by the Servicer, as such list may from time to time be amended. The initial list of Servicing Officers is set forth in Exhibit C.
“Specified Realogy Credit Agreement” means the Realogy Credit Agreement filed on August 11, 2009 in the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System as Exhibit 10.2 to the Performance Guarantor’s 10-Q filing, as amended by the First Amendment thereto, filed on January 27, 2011 in the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System as Exhibit 10.1 to the Performance Guarantor’s 8-K filing.
“Standard & Poor’s” shall mean Standard & Poor’s Ratings Services or its successor.
“Sub-Servicer” shall have the meaning set forth in Section 3.01(b).
“Successor Servicer” shall have the meaning provided in Section 9.03(a).
“Supplement” shall mean, with respect to any Series, a supplement to the Indenture, executed and delivered in connection with the original issuance of the Notes of such Series, including all amendments thereof and supplements thereto.
“Termination Notice” shall have the meaning set forth in Section 9.01.
“Transfer Termination Date” shall mean the date specified by the Indenture Trustee at the direction of the Majority Investors following the occurrence of a Transfer Termination Event; provided, however, that if an Event of Bankruptcy has occurred with respect to either ARSC or the Issuer, the Transfer Termination Date shall be deemed to have occurred automatically without any such notice.
“Transfer Termination Event” shall have the meaning set forth in Section 8.01.
“Transferor” shall mean Apple Ridge Services Corporation, a wholly owned special purpose subsidiary of CFC incorporated in the State of Delaware, or its successor under this Agreement.
“Transferred Assets” shall have the meaning set forth in Section 2.01(a).
“Unmatured Servicer Default” shall mean any event that, with the giving of notice or lapse of time, or both, would become a Servicer Default.
Section 1.02    Other Definitional Provisions.

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(a)    All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
(b)    Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP or with United States generally accepted regulatory accounting principles, as applicable. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under GAAP or regulatory accounting principles, the definitions contained in this Agreement shall control. All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein are used herein as defined in such Article 9.
(c)    Agreements, Representations and Warranties. The agreements, representations and warranties of ARSC and Cartus in this Agreement in each of their respective capacities as Transferor and Servicer shall be deemed to be the agreements, representations and warranties of ARSC and Cartus solely in each such capacity for so long as ARSC and Cartus act in each such capacity under this Agreement, provided that nothing in this paragraph shall be deemed to limit the survival of such agreements, representations and warranties.
(d)    Computation of Time Periods. Unless otherwise stated in this Agreement with respect to computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”.
(e)    References to Amounts. Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.
(f)    Reference. The word “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and references to “Section”, “subsection”, “Appendix”, “Schedule” and “Exhibit” in this Agreement are references to Sections, subsections, Appendices, Schedules and Exhibits in or to this Agreement unless otherwise specified in this Agreement. To the extent any Receivables are denominated in any currency other than Dollars, all references herein to such Receivables shall mean the Dollar Equivalent of such Receivables. References herein to this Agreement, the Purchase Agreement, the Receivables Purchase Agreement, the Indenture and the Performance Guaranty shall mean and be references to each such document as amended and modified by that certain Omnibus Amendment, Agreement and Consent, dated December 20, 2004, that certain Second Omnibus Amendment, dated January 31, 2005, that certain Amendment, Agreement and Consent, dated January 30, 2006, that certain Third Omnibus Amendment, Agreement and Consent, dated May 12, 2006, that certain Fourth Omnibus Amendment, dated November 29, 2006, that certain Fifth Omnibus Amendment, dated April 10, 2007, that certain Sixth Omnibus Amendment, dated June 6, 2007, and that certain Seventh Omnibus Amendment, dated December 14, 2011.
ARTICLE II

SALE AND PURCHASE OF ASSETS
Section 2.01    Sale and Purchase.
(a)    Agreement. Upon the terms hereof, the Issuer agrees to buy, and the Transferor agrees to sell, all of the Transferor’s right, title and interest in and to the following:

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(i)    all Pool Receivables and other ARSC Purchased Assets owned by the Transferor on the Closing Date or thereafter purchased, or any other Receivables purchased under the Receivables Purchase Agreement, and all rights of the Transferor under the Receivables Purchase Agreement with respect to the ARSC Purchased Assets;
(ii)    all Pool Collections; and
(iii)    all proceeds of and earnings on the foregoing.
The Pool Receivables and all other property described in the foregoing sentence are sometimes collectively referred to herein as the “Transferred Assets.”
(b)    Treatment of Certain Receivables and Related Property. It is expressly understood that each Pool Receivable sold to the Issuer hereunder, together with all other Transferred Assets then existing or thereafter created and arising with respect thereto, will thereafter be the property of the Issuer (or its assignees), without the necessity of any further purchase or other action by the Issuer (other than satisfaction of the conditions set forth herein).
(c)    No Recourse. Except as specifically provided in this Agreement, the sale and purchase of the Transferred Assets under this Agreement shall be without recourse. Cartus acknowledges that its representations, warranties, covenants and indemnities as originator pursuant to the terms of the Purchase Agreement have been assigned to the Issuer hereunder, and CFC acknowledges that its representations, warranties, covenants and indemnities as originator pursuant to the terms of the Receivables Purchase Agreement have been assigned to the Issuer hereunder.
(d)    Financing Statements. In connection with the transfer described above, the Transferor agrees, at the expense of the Transferor:
(i)    to record and file financing statements (and continuation statements when applicable) with respect to the Transferred Assets conveyed by the Transferor meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect and maintain the perfection of the transfer and assignment of its interest in the Transferred Assets to the Issuer, and to deliver a file stamped copy of each such financing statement or other evidence of such filing to the Issuer and the Indenture Trustee as soon as practicable after the Closing Date. Notwithstanding the other provisions of this Section 2.01(d), the Transferor shall not, and shall not cause the Servicer to, record any Home Deeds or any documents evidencing the conveyance of Home Purchase Contracts in the applicable real estate records; provided, however, that the Transferor (or the Servicer on its behalf) may record Home Deeds and/or Home Purchase Contracts in such manner and in the names of Cartus (but only with respect to Cartus Homes) or CFC, as applicable, or such transferees and in such capacities as the Issuer may require (w) upon request by the relevant Obligor to record such Home Deeds and/or Home Purchase Contracts, (x) upon or after the lapse of one year from the Possession Date under the related Home Purchase Contract, (y) upon the bankruptcy or insolvency of the relevant Obligor or (z) otherwise as required or as deemed advisable in the judgment of the Servicer in the best interests of the Issuer and its assignees; and
(ii)    to promptly execute and deliver (or cause the Servicer or the related Sub-Servicer to execute and deliver) all further instruments and documents, and take all further action, that the Indenture Trustee may reasonably request in order to perfect, protect or more fully evidence the conveyances hereunder, or to enable the Indenture Trustee to exercise or enforce any of its rights under the Indenture.

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The Servicer shall record and file financing statements, cause Home Deeds and Home Purchase Contracts to be recorded and deliver other instruments and documents pursuant to this Section 2.01(d) at the direction of the Transferor.
(e)    True Sales. The Transferor and the Issuer intend the transfers of Transferred Assets hereunder to be true sales by the Transferor to the Issuer that are absolute and irrevocable and to provide the Issuer with the full benefits of ownership of the Transferred Assets, and neither the Transferor nor the Issuer intends the transactions contemplated hereunder to be characterized as loans from the Issuer to the Transferor secured by the Transferred Assets; provided, that, notwithstanding the foregoing, the Transferor and the Issuer acknowledge and agree that such sales may not be recognized for accounting purposes in any financial statements including the Transferor and the Issuer due to the application of GAAP.
(f)    Marking of Records. In connection with the transfer described herein, (i) the Transferor agrees to indicate clearly and unambiguously in its computer files, books and records on or prior to the Closing Date that the Pool Receivables and other Transferred Assets have been conveyed to the Issuer pursuant to this Agreement by so marking such computer files, books and records, and (ii) the Servicer agrees to indicate clearly and unambiguously in its computer files, books and records on or prior to the Closing Date that the Pool Receivables and other Transferred Assets have been conveyed to the Issuer pursuant to this Agreement by so marking such computer files, books and records, including the master data processing records evidencing the Transferred Assets.
(g)    Adjustments. The Transferor shall pay to the Issuer in cash, on the date of receipt by the Transferor, any payment received by the Transferor in respect of Originator Adjustments made by Cartus to CFC pursuant to the Purchase Agreement or Seller Adjustments made by CFC to the Transferor pursuant to the Receivables Purchase Agreement. The Transferor shall instruct Cartus and CFC to deposit all payments in respect of Originator Adjustments and Seller Adjustments directly in the Collection Account.
(h)    Purchases. On the Closing Date, the Issuer shall purchase all of the Transferor’s right, title and interest in and to all Pool Receivables existing at the close of business on the immediately preceding Business Day, together with all other Transferred Assets related thereto. On each Business Day thereafter, until the Transfer Termination Date, the Issuer shall purchase all of the Transferor’s right, title and interest in and to all Pool Receivables existing as of the close of business on the immediately preceding Business Day and all Transferred Assets related thereto that were not previously purchased by the Issuer hereunder. Notwithstanding the foregoing, if an Insolvency Proceeding is pending with respect to either the Transferor or the Issuer prior to the Transfer Termination Date, the Transfer shall not sell, and the Issuer shall not buy, any Transferred Assets hereunder unless and until such Insolvency Proceeding is dismissed or otherwise terminated.
(i)    Payment of ARF Purchase Price. With respect to the Purchase of any Transferred Assets by the Issuer from the Transferor pursuant to this Article II, the Issuer shall pay to the Transferor an agreed purchase price (the “ARF Purchase Price”). The ARF Purchase Price paid by the Issuer on the Closing Date and on each subsequent Business Day on which any Transferred Assets are purchased by the Issuer shall be paid (i) by paying such amount in cash or (ii) by means of capital contributed by the Transferor to the Issuer in the form of a contribution of the Transferred Assets. The parties recognize and agree that in order to avoid a multiplicity of wires, and the related bank charges, and to simplify the administration of payments, (i) the Issuer shall pay to CFC or its assignee all payments of the ARF Purchase Price payable to the Transferor hereunder to the extent necessary to satisfy the obligations of the Transferor to pay the purchase price to CFC under the Receivables Purchase Agreement, (ii) pursuant to the Receivables Purchase Agreement, CFC has instructed the Transferor to pay to Cartus as the Originator all amounts owing by the Transferor to CFC on account of the purchase price thereunder to the extent

10

Exhibit 10.59

necessary to satisfy the obligations of CFC to pay Cartus as the Originator the purchase price under the Purchase Agreement, and (iii) the result of the foregoing provisions is that the Issuer will make payments directly to Cartus as the Originator, which payments shall constitute payment from the Issuer to ARSC, from ARSC to CFC, and from CFC to Cartus as the Originator, and the obligations of the Issuer under this Section 2.01(i) shall be satisfied to the extent of such payments received by Cartus as the Originator. To the extent funds are released to the Issuer from the Collection Account, the Issuer agrees that it will use such released funds to the extent necessary to pay the ARF Purchase Price.
Section 2.02    Representations and Warranties of the Transferor. The Transferor hereby makes the representations and warranties set forth in this Section 2.02, in each case as of the date hereof, as of the Closing Date, as of the date of each transfer by the Transferor of the Transferred Assets hereunder and as of any other date specified in such representation or warranty.
(a)    Organization and Good Standing. The Transferor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has full power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted. The Transferor had at all relevant times, and now has, all necessary power, authority and legal right to own and sell the Transferred Assets.
(b)    Due Qualification. The Transferor is duly qualified to do business, is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals and in which the failure so to qualify or to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could reasonably be expected to give rise to a Material Adverse Effect with respect to the Transferor.
(c)    Power and Authority: Due Authorization. The Transferor (i) has all necessary corporate power and authority (A) to execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) to perform its obligations under this Agreement and the other Transaction Documents to which it is a party and (C) to sell and assign the Transferred Assets on the terms and subject to the conditions herein and therein provided and (ii) has duly authorized by all necessary corporate action such sale and assignment and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Agreement and the other Transaction Documents to which it is a party.
(d)    Valid Sale; Binding Obligations. This Agreement constitutes either a valid sale, transfer, set-over and conveyance, or the grant of a first perfected security interest, to the Issuer of all of the Transferor’s right, title and interest in, to and under the Transferred Assets, which is perfected and of first priority (subject to Permitted Liens and Permitted Exceptions) under the UCC and other applicable law, enforceable against creditors of, and purchasers from, the Transferor, free and clear of any Lien (other than Permitted Liens); and this Agreement constitutes, and each other Transaction Document to which the Transferor is a party when duly executed and delivered will constitute, a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)    No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to

11

Exhibit 10.59

be signed by the Transferor, and the fulfillment of the terms hereof and thereof, will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under (A) the certificate of incorporation or the by-laws of the Transferor or (B) any material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which the Transferor is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Lien on any of the Transferred Assets pursuant to the terms of any such material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument other than this Agreement and the other Transaction Documents or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to the Transferor or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor, which conflict or violation described in this clause (iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to the Transferor.
(f)    Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending, or to the best knowledge of the Transferor threatened, against the Transferor before any court, arbitrator, regulatory body, administrative agency or other tribunal or governmental instrumentality and (ii) the Transferor is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Government Authority that, in the case of either of the foregoing clauses (i) or (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the sale of any Transferred Asset by the Transferor to the Issuer, the creation of a material amount of Pool Receivables or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (C) seeks any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Agreement or any other Transaction Document to which it is a party or the validity or enforceability of this Agreement or any other Transaction Document to which it is a party or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect with respect to the Transferor.
(g)    Governmental Approvals. Except where the failure to obtain or make such authorization, consent, order, approval or action could not reasonably be expected to have a Material Adverse Effect with respect to the Transferor, (i) all authorizations, consents, orders and approvals of, or other actions by, any Governmental Authority that are required to be obtained by the Transferor in connection with the conveyance of the Transferred Assets or the due execution, delivery and performance by the Transferor of this Agreement or any other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Agreement have been obtained or made and are in full force and effect and (ii) all filings with any Governmental Authority that are required to be obtained in connection with such conveyances and the execution and delivery by the Transferor of this Agreement have been made; provided, however, that prior to recordation pursuant to Section 2.01(d)(i) or upon the sale of a Home to an Ultimate Buyer, record title to such Home may remain in the name of the related Transferred Employee and no recordation in real estate records of the conveyance of the related Home Purchase Contract or Home Sale Contract shall be made except as otherwise required or permitted under Section 2.01(d)(i).
(h)    Margin Regulations. The Transferor is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meanings of Regulations T, U and X of the Board of Governors of the Federal Reserve System). The Transferor has not taken and will not take any action to cause the use of proceeds of the sales hereunder to violate said Regulations T, U or X.
(i)    Taxes. The Transferor has filed (or there have been filed on its behalf as a member

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Exhibit 10.59

of a consolidated group) all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing by it, other than any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, would not have a Material Adverse Effect with respect to the Transferor.
(j)    Solvency. After giving effect to each conveyance of Transferred Assets hereunder, the Transferor is solvent and able to pay its debts as they come due, and has adequate capital to conduct its business as presently conducted.
(k)    Quality of Title/Valid Transfers.
(i)    Immediately before each transfer hereunder to the Issuer, each Transferred Asset to be sold to the Issuer shall be owned by the Transferor free and clear of any Lien (other than any Permitted Lien), and the Transferor shall have made all filings and shall have taken all other action under applicable law in each relevant jurisdiction in order to protect and perfect the ownership or security interest of the Issuer and its assignees in such Transferred Assets against all creditors of, and purchasers from, the Transferor (subject to Permitted Exceptions).
(ii)    With respect to each Pool Receivable transferred hereunder on such date, the Issuer shall acquire a valid and (subject to Permitted Exceptions) perfected ownership or security interest in such Pool Receivable and any identifiable proceeds thereof, free and clear of any Lien (other than any Permitted Liens).
(iii)    As of the date of transfer of a Transferred Asset to the Issuer, no effective financing statement or other instrument similar in effect that covers all or part of such Transferred Asset or any interest therein is on file in any recording office except such as may be filed (A) in favor of Cartus in accordance with the Pool Relocation Management Agreements, (B) in favor of CFC pursuant to the Purchase Agreement, (C) in favor of the Transferor pursuant to the Receivables Purchase Agreement, (D) in favor of the Issuer pursuant to this Agreement or otherwise filed by or at the direction of the Issuer, (E) in favor of the Indenture Trustee under the Indenture and (F) to evidence any Mortgage on a Home created by a Transferred Employee.
(l)    Accuracy of Information. All written information furnished by the Transferor to the Issuer or its successors and assigns pursuant to or in connection with any Transaction Documents or any transaction contemplated herein or therein with respect to the Transferred Assets transferred hereunder on such date is true and correct in all material respects on such date.
(m)    Offices. The principal place of business and chief executive office of the Transferor is located, and the offices where the Servicer keeps all Records related to the Transferred Assets (and all original documents relating thereto) are located at the addresses specified in Schedule 2.02(m), except that (i) Home Deeds and related documents necessary to close Home sale transactions, including powers of attorney, may be held by local attorneys or escrow agents acting on behalf of CFC (with respect to CFC Homes) or Cartus (with respect to Cartus Homes) in connection with the sale of Homes to Ultimate Buyers, so long as such local attorneys are notified of the interest of the Issuer, the Indenture Trustee and the holders of any Notes therein and (ii) Records relating to any Pool Relocation Management Agreement and the Transferred Assets arising thereunder or in connection therewith may be maintained at the offices of the related Employer.

13

Exhibit 10.59

(n)    Investment Company Act. The Transferor is not, and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act.
(o)    Legal Names. Except as otherwise set forth in Schedule 2.02(o), since January 1, 1995, the Transferor (i) has not been known by any legal name other than its corporate name as of the date hereof, (ii) has not been the subject of any merger or other corporate reorganization that resulted in a change of name, identity or corporate structure and (iii) has not used any trade names other than its actual corporate name.
(p)    Compliance with Applicable Laws. The Transferor is in compliance with the requirements of all applicable laws, rules, regulations and orders of all governmental authorities (federal, state, local or foreign, including without limitation Environmental Laws), a violation of any of which, individually or in the aggregate for all such violations, is reasonably likely to have a Material Adverse Effect with respect to the Transferor.
(q)    Business and Indebtedness of Transferor. The Transferor has no Indebtedness except as contemplated by Section 4.2 of the Receivables Purchase Agreement and under this Agreement. The Transferor has not engaged in any business other than the Purchase of Pool Receivables and other ARSC Purchased Assets under the Receivables Purchase Agreement and the transfer of Pool Receivables and other Transferred Assets under this Agreement.
The representations and warranties set forth in this Section 2.02 shall survive the transfers and assignments of the Pool Receivables and other Transferred Assets to the Issuer and the issuance of the Notes under the Indenture. Upon discovery by the Transferor, the Servicer or the Issuer of a breach of any of the representations and warranties set forth in this Section 2.02, the party discovering such breach shall give notice to the other parties within three Business Days following such discovery, provided that the failure to give notice within three Business Days shall not preclude subsequent notice.
Section 2.03    Representations and Warranties of the Issuer. The Issuer hereby represents and warrants, on and as of the date hereof and on and as of the Closing Date, that (a) this Agreement has been duly authorized, executed and delivered by the Issuer and constitutes the Issuer’s valid, binding and legally enforceable obligation, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, (b) the execution, delivery and performance of this Agreement does not violate any federal, state, local or foreign law applicable to the Issuer or any agreement to which the Issuer is a party and (c) all of the membership interests of the Issuer are directly or indirectly owned by the Transferor, and all such membership interests are fully paid and nonassessable.
Section 2.04    No Assumption of Obligations Relating to Transferred Assets; Excess Home Sale Proceeds.
(a)    The sales and Purchases of Transferred Assets do not constitute and are not intended to result in a creation or an assumption by the Issuer, the Indenture Trustee or any holder of the Notes of any obligation of Cartus, CFC, the Transferor or any other Person in connection with the Pool Receivables or the other Transferred Assets or under the related Contracts or any other agreement or instrument relating thereto, including without limitation any obligation to any Obligors or Transferred Employees. None of the Issuer, the Indenture Trustee or any holder of the Notes shall have any obligation or liability to any Obligor, Transferred Employee or other customer or client of Cartus (including without limitation any obligation to perform any of the obligations of Cartus or CFC under any Relocation

14

Exhibit 10.59

Management Agreement, Home Purchase Contract, Related Property or any other agreement). Except as expressly provided in Section 3.05(j), no such obligation or liability is intended to be assumed by the Servicer or its successors and assigns.
(b)    Notwithstanding Section 2.04(a), upon a reasonable showing by Cartus or CFC that any Home Sale Proceeds received by the Servicer must be returned to the related Obligor pursuant to the related Pool Relocation Management Agreement, the Servicer shall turn over to the applicable Obligor such Home Sale Proceeds. Each such payment pursuant to this Section 2.04(b) shall be made pursuant to Section 4.03.
Section 2.05    Affirmative Covenants of the Transferor. From the Closing Date until the termination of this Agreement in accordance with Section 10.01, the Transferor hereby agrees that it will perform the covenants and agreements set forth in this Section 2.05.
(a)    Compliance with Laws, Etc. The Transferor will comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including without limitation those relating to the Pool Receivables and all Environmental Laws), in each case to the extent that the failure to comply, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to the Transferor.
(b)    Preservation of Corporate Existence. The Transferor (i) will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and (ii) will qualify and remain qualified in good standing as a foreign corporation in each jurisdiction in which the failure to preserve and maintain such qualification as a foreign corporation could reasonably be expected to have a Material Adverse Effect with respect to the Transferor.
(c)    Keeping of Records and Books of Account. The Transferor will maintain at all times accurate and complete books, records and accounts relating to the Transferred Assets and all Pool Collections thereon in which timely entries will be made. The Transferor’s master data processing records will be marked to indicate the sales of all Transferred Assets hereunder.
(d)    Location of Records and Offices. The Transferor will keep its principal place of business and chief executive office at the addresses specified in Schedule 2.02(m) or, upon not less than 30 days’ prior written notice given by the Transferor to the Issuer, at such other locations in jurisdictions in the United States of America where all action required by Section 2.01(d) has been taken and completed.
(e)    Separate Corporate Existence of the Transferor. The Transferor hereby acknowledges that the parties to the Transaction Documents are entering into the transactions contemplated by the Transaction Documents in reliance on the Transferor’s identity as a legal entity separate from Cartus and the other Cartus Persons. From and after the date hereof until one year and one day after the Final Payout Date:
(i)    The Transferor will conduct its business in office space allocated to it and for which it pays an appropriate rent and overhead allocation;
(ii)    The Transferor will maintain corporate records and books of account separate from those of Cartus and each other Cartus Person and telephone numbers and stationery that are separate and distinct from those of Cartus and each other Cartus Person;

15

Exhibit 10.59

(iii)    The Transferor’s assets will be maintained in a manner that facilitates their identification and segregation from those of Cartus and any other Cartus Person;
(iv)    The Transferor will strictly observe corporate formalities in its dealings with the public and with Cartus and each other Cartus Person, and funds or other assets of the Transferor will not be commingled with those of Cartus or any other Cartus Person. The Transferor will at all times, in its dealings with the public and with Cartus and each other Cartus Person, hold itself out and conduct itself as a legal entity separate and distinct from Cartus and each other Cartus Person. The Transferor will not maintain joint bank accounts or other depository accounts to which Cartus or any other Cartus Person (other than the Servicer) has independent access;
(v)    The duly elected board of directors of the Transferor and duly appointed officers of the Transferor will at all times have sole authority to control decisions and actions with respect to the daily business affairs of the Transferor;
(vi)    Not less than one member of the Transferor’s board of directors will be an Independent Director. The Transferor will observe those provisions in its certificate of incorporation that provide that the Transferor’s board of directors will not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Transferor unless the Independent Director and all other members of the Transferor’s board of directors unanimously approve the taking of such action in writing prior to the taking of such action;
(vii)    The Transferor will compensate each of its employees, consultants and agents from its own funds for services provided to the Transferor; and
(viii)    The Transferor will not hold itself out to be responsible for the debts of Cartus or any other Cartus Person.
(ix)    The Transferor will take all actions necessary on its part to be taken in order to ensure that the facts and assumptions relating to the Transferor set forth in the opinion of Orrick, Herrington & Sutcliffe LLP dated May 12, 2006 relating to substantive consolidation matters with respect to Cartus and the Transferor will be true and correct at all times.
(f)    Segregation of Collections. To the extent that any funds other than Pool Collections are deposited into any of the Lockbox Accounts, the Transferor promptly will identify any such funds or will cause such funds to be so identified to the Servicer.
(g)    Computer Software, Hardware and Services. The Transferor will provide the Issuer and its successors with such licenses, sublicenses and/or assignments of contracts as the Servicer, the Issuer or its successors require with respect to all services and computer hardware or software that relate to the servicing of the Pool Receivables or the other Transferred Assets; provided, however, that with respect to any computer software licensed from a third party, the Transferor will be required to provide such licenses, sublicenses and/or assignments of such software only to the extent that provision of the same would not violate the terms of any contracts of Cartus or the Transferor with such third party.
(h)    Environmental Claims. The Transferor will use commercially reasonable efforts to promptly cure and have dismissed with prejudice to the satisfaction of the Issuer any actions and any proceedings relating to compliance with Environmental Laws relating to any Home, but only to the extent that the conditions that gave rise to such proceedings were in existence as of the date on which the Issuer

16

Exhibit 10.59

acquired the related Pool Receivable.
(i)    Turnover of Collections. If the Transferor or any of its agents or representatives at any time receives any cash, checks or other instruments constituting Pool Collections, such recipient will segregate and hold such payments in trust for, and in a manner acceptable to, the Servicer and will, promptly upon receipt (and in any event within one Business Day following receipt) remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Lockbox Account.
(j)    Maintenance of Property. The Transferor will not sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the property of the Transferor, other than any such sale, lease or transfer in the ordinary course of business and the transfer of the Transferred Assets as contemplated by the Transaction Documents.
(k)    Performance of Obligations. The Transferor will timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Transaction Documents to which it is a party.
(l)    Filing of Tax Returns and Payment of Taxes and Other Liabilities. The Transferor will file (or will cause to be filed on its behalf as a member of a consolidated group) all tax returns and reports required by law to be filed by it and will pay all taxes, assessments and governmental charges shown to be owing by it, except for any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that not have given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, would not have a Material Adverse Effect with respect to the Transferor.
Section 2.06    Negative Covenants of the Transferor. From the Closing Date until the termination of this Agreement in accordance with Section 10.01, the Transferor agrees that it will not:
(a)    Changes in Accounting Treatment and Reporting Practices. Change or permit any change in accounting principles or financial reporting practices applied to the Transferor, except in accordance with GAAP, if such change would have a Material Adverse Effect with respect to the Transferor.
(b)    Indebtedness. Create, incur or permit to exist any Indebtedness or other liabilities or give any guarantee or indemnity in respect of any Indebtedness, except for (i) liabilities created or incurred by the Transferor pursuant to the Transaction Documents to which it is a party or contemplated by such Transaction Documents and (ii) other reasonable and customary operating expenses;
(c)    Sales, Liens, Etc. Sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens) of anyone claiming by or through it on or with respect to, any Transferred Asset or any interest therein, any Lockbox or Lockbox Account, other than sales of Transferred Assets pursuant to this Agreement;
(d)    No Mergers, Etc. Consolidate with or merge with or into any other Person or convey, transfer or sell all or substantially all of its properties and assets to any Person;
(e)    Limitations on Agreements. Permit the validity or effectiveness of any Transaction Document to which it is a party or the rights and obligations created thereby or pursuant thereto to be amended, terminated, postponed or discharged, or permit any amendment to any Transaction Document to

17

Exhibit 10.59

which it is a party without the consent of the Issuer and the Indenture Trustee, or permit any Person whose obligations form part of the Transferred Assets to be released from such obligations, except in accordance with the terms of such Transaction Document;
(f)    Change in Name. Change its corporate name or the name under or by which it does business or the jurisdiction in which it is incorporated unless the Transferor has given the Issuer and its successors at least 30 days’ prior written notice thereof and unless, prior to any such change, the Transferor has taken and completed all action required by Section 2.01(d);
(g)    Charter Amendments. Amend any provision of its certificate of incorporation or by-laws unless (i) the Issuer shall have received not less than five Business Days’ prior written notice thereof and (ii) the certificate of incorporation of the Transferor, as in effect on the date hereof, provides that such amendment can be made without the vote of the Transferor’s Independent Directors;
(h)    Capital Expenditures. Make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty);
(i)    No Other Business or Agreements. Engage in any business other than financing, purchasing, owning and selling and managing the Transferred Assets in the manner contemplated by this Agreement and the other Transaction Documents and all activities incidental thereto, or enter into or be a party to any agreement or instrument other than any Transaction Document or documents and agreements incidental thereto;
(j)    Guarantees, Loans, Advances and other Liabilities. Except as contemplated by this Agreement or the other Transaction Documents, incur any Indebtedness or make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person;
(k)    Payment Instructions to Obligors. Give any payment instructions to Obligors except through the Servicer as contemplated by Section 3.05(f); or
(l)    Extension or Amendment of Transferred Assets. Extend, amend or otherwise modify the terms of any Receivable included in the Transferred Assets, or amend, modify or waive any material term or condition related thereto, except in accordance with Section 3.10.
(m)    Dividend Restrictions. Declare or pay any distributions on any of its common stock or make any purchase redemption or other acquisition of, any common stock if, after giving effect thereto, (i) the aggregate principal amount outstanding under the ARSC Subordinated Note would exceed five times the net worth of the Transferor or (ii) the net worth of the Transferor would be less than $24,000,000.
ARTICLE III

ADMINISTRATION AND SERVICING OF RECEIVABLES
Section 3.01    Acceptance of Appointment and Other Matters Relating to the Servicer.

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Exhibit 10.59

(a)    The servicing, administration and collection of the Pool Receivables and the other Transferred Assets shall be conducted by the Person designated as the Servicer hereunder from time to time in accordance with this Section 3.01. Until the Indenture Trustee gives a Termination Notice to Cartus pursuant to Section 9.01, Cartus is hereby designated, and Cartus hereby agrees to act, as the Servicer under this Agreement and the other Transaction Documents with respect to the Pool Receivables and the other Transferred Assets, and each of Cartus, CFC, the Transferor, and the Issuer consents to Cartus acting as the Servicer.
(b)    In the ordinary course of business, the Servicer, with prior written notice to the Indenture Trustee, may at any time delegate part or all of its duties hereunder with respect to the Receivables and the other Transferred Assets to any Affiliates of Realogy that agree to conduct such duties in accordance with the Credit and Collection Policy and this Agreement. Each such Affiliate to whom any such duties are delegated in accordance with this Section 3.01(b) is referred to herein as a “Sub-Servicer.” Notwithstanding any such delegation by the Servicer, the Servicer shall remain liable for the performance of all duties and obligations of the Servicer pursuant to the terms of this Agreement and the other Transaction Documents, and such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties. The fees and expenses of any such Sub-Servicers shall be as agreed between the Servicer and such Sub-Servicers from time to time, and none of the Issuer, the Indenture Trustee or the holders of any Notes issued by the Issuer under the Indenture shall have any responsibility therefor. Upon any termination of a Servicer pursuant to Section 9.01, all Sub-Servicers designated pursuant to this Section 3.01(b) by such Servicer also shall be automatically terminated.
(c)    The designation of the Servicer (and each Sub-Servicer) under this Agreement (and, in the case of any Sub-Servicer, under the agreement or other document pursuant to which the Servicer makes a delegation of servicing duties to such Sub-Servicer) shall automatically cease and terminate on the Final Payout Date.
Section 3.02    Duties of the Servicer and the Issuer.
(a)    Each of Cartus, CFC, the Transferor, the Issuer and the Indenture Trustee hereby appoints the Servicer from time to time designated pursuant to Section 3.01(a) as Servicer hereunder to take all actions authorized below or elsewhere in this Agreement and to enforce its respective rights and interests in and under the Pool Receivables and the other Transferred Assets.
(b)    As Servicer hereunder, the Servicer shall service and administer the Pool Receivables and the other Transferred Assets, shall collect and deposit into the Collection Account payments due under the Pool Receivables and shall charge-off as uncollectible Pool Receivables, all in accordance with its customary and usual servicing procedures and the Credit and Collection Policy. As Servicer hereunder, the Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things it may deem necessary or appropriate in connection with such servicing and administration. Cartus, CFC, the Issuer, the Transferor and the Indenture Trustee shall furnish the Servicer with any documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer shall exercise the same care and apply the same policies with respect to the collection, administration and servicing of the Pool Receivables and other Transferred Assets that it would exercise and apply if it owned such Pool Receivables and other Transferred Assets, all in substantial compliance with applicable law and in accordance with the Credit and Collection Policy. The Servicer shall take or cause to be taken all such actions as it deems necessary or appropriate to collect each Pool Receivable and other Transferred Asset (and shall cause each Sub-Servicer, if any, to take or cause to be taken all such actions as the Servicer deems necessary or appropriate to collect each Pool Receivable and other Transferred Asset for which such Sub-Servicer is responsible in its capacity as Sub-Servicer) from time to time, all in accordance with applicable law and in

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Exhibit 10.59

accordance with the Credit and Collection Policy.
(c)    Without limiting the generality of the foregoing and subject to Section 3.02(e) and Section 9.01, each of Cartus, CFC, the Transferor, the Issuer and the Indenture Trustee hereby authorizes and empowers the Servicer or its designee as follows, except to the extent any such power and authority is revoked or limited by the Indenture Trustee on account of the occurrence of an Unmatured Servicer Default or a Servicer Default or otherwise pursuant to Section 9.01:
(i)    to give instructions to the Indenture Trustee for withdrawals and payments from the Collection Account and to take any other action necessary or appropriate to service the Pledged Assets as set forth in the Indenture,
(ii)    to enter into Home Sale Contracts and all related documents, instruments and agreements on behalf of Cartus (with respect to Cartus Homes) and on behalf of CFC (with respect to CFC Homes) and to take all necessary actions, including with respect to the maintenance and marketing of the related Homes, to carry out the terms of such Home Sale Contracts and related agreements; provided, however, that the Servicer shall not be a party to any Home Sale Contract or any other document, instrument, or agreement relating to the sale by CFC of a Home, unless it is expressly disclosed on the face of such document, instrument, or agreement that the Servicer is acting as Servicer for CFC,
(iii)    to execute and deliver any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Pool Receivables and the other Transferred Assets on the Issuer’s behalf,
(iv)    after the delinquency of any Pool Receivable or any default in connection with any other Transferred Asset and to the extent permitted under and in compliance with the Credit and Collection Policy and with all applicable laws, rules, regulations, judgments, orders and decrees of courts and other Governmental Authorities and all other tribunals, to commence or settle collection proceedings with respect to such Pool Receivable or other Transferred Asset and otherwise to enforce the rights and interests of the Issuer in, to and under such Pool Receivable or other Transferred Asset (as applicable), unless the Indenture Trustee otherwise revokes such authority in writing,
(v)    to make all filings and take all other actions necessary for the Issuer to maintain a perfected security and/or ownership interest in the Pool Receivables (subject to Permitted Exceptions) have been taken or made,
(vi)    to determine on each Business Day whether any funds in the Lockbox Accounts represent collections on Cartus Noncomplying Assets or CFC Noncomplying Assets and to promptly return such funds to Cartus or CFC, as applicable, and
(vii)    to determine on each day whether each CFC Receivable being conveyed to ARSC on such day is an Eligible Receivable and to identify on such day all CFC Receivables sold to ARSC on such date that are not Eligible Receivables.
provided, however, that:
(A)    following the appointment of a Servicer other than Cartus, or when

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Exhibit 10.59

a Servicer Default has occurred and is continuing, the Indenture Trustee on behalf of the Issuer shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action to enforce collection of, or otherwise exercise rights with respect to, any Pool Receivable transferred to the Issuer or to foreclose upon or repossess or otherwise exercise rights with respect to, any other Transferred Assets transferred to the Issuer, and
(B)    the Servicer shall not, under any circumstances, be entitled to make the Issuer or any assignee thereof a party to any litigation without the prior written consent of the Issuer or such assignee, as applicable.
(d)    The Servicer shall pay out of its own funds, without reimbursement, all expenses incurred in connection with its servicing activities hereunder, including expenses related to enforcement of the Pool Receivables, fees and disbursements of its outside counsel and independent accountants and all other fees and expenses, including the costs of filing UCC continuation statements.
(e)    In addition to its other obligations provided for hereunder, the Servicer shall hold and maintain all Records in trust, for the benefit of the Issuer, the Indenture Trustee and the holders of the Notes, which Records shall be held separate and apart from the other property of the Servicer and maintained in files marked to show that such Records have been pledged to the Indenture Trustee pursuant to the Indenture; provided, however, that the Servicer shall be entitled (i) to release any Equity Loan Notes that have been, or concurrent with such release will be, repaid, satisfied or otherwise cancelled and (ii) to release any Home Purchase Contracts and Home Deeds for Homes with respect to which a Home Sale Contract has been executed in order to facilitate the prompt closing thereof, including without limitation by delivery of such documents to escrow agents (with a notice to such escrow agents of the interest of the Issuer and the Indenture Trustee therein).
Section 3.03    Servicing Compensation. The Issuer hereby agrees to pay to the Servicer, as full compensation for its servicing activities hereunder and under the other Transaction Documents and as reimbursement for any expense incurred by it in connection therewith, a servicing fee (the “Servicing Fee”) with respect to each Monthly Period, payable in arrears on the related Distribution Date, in an amount equal to the product of 0.75% multiplied by the weighted average over such Monthly Period of the daily Aggregate Receivable Balance, subject to adjustment at the direction of the Indenture Trustee (upon satisfaction of the Rating Agency Condition) to provide additional servicing compensation to any Successor Servicer if necessary to reflect then-current market rates for servicing of comparable receivables at any time that Cartus is replaced as Servicer hereunder. The share of the Servicing Fee allocable to the holders of the Notes issued from time to time by the Issuer under the Indenture with respect to any Monthly Period shall be set forth in the Indenture. The Servicing Fee shall be payable solely out of Pool Collections available for such purpose pursuant to, and subject to the priority of payments set forth in, the Indenture. Notwithstanding the preceding sentence, the portion of the Servicing Fee with respect to any Monthly Period not payable out of the Pool Collections allocated to the holders of the Notes shall be payable out of the Pool Collections allocable to the Issuer on the related Distribution Date as set forth in the Indenture or by the Issuer, and in no event shall the holders of the Notes be liable for the share of the Servicing Fee with respect to any Payment Period to be payable out of the Pool Collections allocable to the Issuer or by the Issuer. The Servicer agrees to indemnify the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar out of the Servicing Fee in accordance with Section 7.04 hereof and the terms of the Indenture.
Section 3.04    Representations and Warranties of the Servicer. Cartus, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make with respect to itself, on the Closing Date (and on the date of any such appointment), on the date of each issuance of Notes by the Issuer and on the date of any increases in Outstanding Amount of any Series of Notes, the following

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Exhibit 10.59

representations, warranties and covenants, on which the Issuer, the Transferor, Cartus and CFC shall be deemed to have relied:
(a)    Organization and Good Standing. The Servicer is a corporation duly organized and validly existing in good standing under the laws of the State of its incorporation and has full power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.
(b)    Due Qualification. The Servicer is duly qualified to do business, is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals and in which the failure so to qualify or to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could reasonably be expected to give rise to a Material Adverse Effect with respect to the Servicer.
(c)    Power and Authority; Due Authorization. The Servicer (i) has all necessary corporate power and authority (A) to execute and deliver this Agreement and the other Transaction Documents to which it is a party and (B) to perform its obligations under this Agreement and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of, and the consummation of the transactions provided for in, this Agreement and the other Transaction Documents to which it is a party.
(d)    Binding Obligations. This Agreement constitutes, and each other Transaction Document to which the Servicer is a party when duly executed and delivered will constitute, a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)    No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to which the Servicer is a party, and the fulfillment of the terms hereof and thereof, will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under (A) the certificate of incorporation or the by-laws of the Servicer or (B) any material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which the Servicer is a party or by which it or any of its respective properties is bound, (ii) result in the creation or imposition of any Lien on any of the Transferred Assets pursuant to the terms of any such material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument, other than this Agreement and the other Transaction Documents to which the Servicer is a party or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to the Servicer or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer, which conflict or violation described in this clause (iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to the Servicer.
(f)    Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending, or to the best knowledge of the Servicer threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality and (ii) the Servicer is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any

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Exhibit 10.59

court or other Governmental Authority that, in the case of either of the foregoing clauses (i) and (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document to which the Servicer is a party, (B) seeks any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any other Transaction Document to which the Servicer is a party or the validity or enforceability of this Agreement or any other Transaction Document to which the Servicer is a party or (C) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect with respect to the Servicer.
(g)    Governmental Approvals. Except where the failure to obtain or make such authorization, consent, order, approval or action could not reasonably be expected to have a Material Adverse Effect with respect to the Servicer, all authorizations, consents, orders and approvals of, or other actions by, any Governmental Authority that are required to be obtained by the Servicer in connection with the due execution, delivery and performance by the Servicer of this Agreement or any other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Agreement have been obtained or made and are in full force and effect; provided, however, that prior to recordation pursuant to Section 2.01(d)(i) or upon the sale of a Home to an Ultimate Buyer, record title to such Home may remain in the name of the related Transferred Employee and no recordation in real estate records of the conveyance of the related Home Purchase Contract or Home Sale Contract shall be made except as otherwise required under Section 2.01(d)(i).
(h)    Taxes. The Servicer has filed (or there have been filed on its behalf as a member of a consolidated group) all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing by it, except for any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, would not have a Material Adverse Effect with respect to the Servicer.
(i)    Accuracy of Information. All written information furnished by the Servicer to Cartus, CFC or the Issuer pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein with respect to the Servicer is true and correct in all material respects on such date.
(j)    Offices. The principal place of business and chief executive office of the Servicer is located at the address specified in Schedule 2.02(m).
(k)    Compliance with Applicable Laws. The Servicer is in compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (federal, state, local or foreign, including without limitation Environmental Laws), a violation of any of which, individually or in the aggregate for all such violations, is reasonably likely to have a Material Adverse Effect with respect to the Servicer.
(l)    Lockbox Banks. The names and addresses of all Lockbox Banks, together with the account numbers of the Lockbox Accounts at such Lockbox Banks into which the Pool Collections are paid, are accurately set forth in Schedule 3.04(l). Each Lockbox and each Lockbox Account is subject to a Lockbox Agreement duly executed and delivered by the parties thereto.
Section 3.05    Affirmative Covenants of Servicer. As long as it is the Servicer hereunder, the Servicer hereby agrees that it will perform the covenants and agreements set forth in this Section 3.05.

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Exhibit 10.59

(a)    Compliance with Laws, Etc. The Servicer will comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including without limitation those relating to the Pool Receivables, Home Purchase Contracts and Related Assets and all Environmental Laws), in each case to the extent that the failure to comply, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to the Servicer.
(b)    Preservation of Corporate Existence. The Servicer (i) will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, other than any change in corporate status by reason of a merger or consolidation permitted by Section 7.02 and (ii) will qualify and remain qualified in good standing as a foreign corporation in each jurisdiction in which the failure to preserve and maintain such qualification as a foreign corporation could reasonably be expected to have a Material Adverse Effect with respect to the Servicer.
(c)    Keeping of Records and Books of Account. The Servicer will maintain and implement administrative and operating procedures (including without limitation an ability to recreate records evidencing the Transferred Assets in the event of the destruction of the originals thereof), and will keep and maintain all documents, books, records and other information that are necessary or advisable, in the reasonable determination of Cartus, CFC, the Transferor, the Issuer or the Indenture Trustee, for the collection of all amounts due under any or all Transferred Assets. Upon the reasonable request of the Issuer or the Indenture Trustee made at any time after the occurrence and continuance of a Servicer Default, the Servicer will deliver copies of all Records in its possession or under its control to the Issuer or its designee. The Servicer will maintain at all times accurate and complete books, records and accounts relating to the Transferred Assets and all Pool Collections thereon in which timely entries will be made.
(d)    Location of Records and Offices. The Servicer will keep its principal place of business and chief executive office at the address specified in Schedule 2.02(m) or, upon not less than 30 days’ prior written notice given by the Servicer to the Transferor, the Issuer and the Indenture Trustee, at other locations in jurisdictions in the United States.
(e)    Separate Corporate Existence of the Transferor. The Servicer hereby acknowledges that the parties to the Transaction Documents are entering into the transactions contemplated by the Transaction Documents in reliance upon the Transferor’s identity as a legal entity separate from the Servicer. As long as it is the Servicer hereunder, the Servicer will take such actions as shall be required in order that:
(i)    The Transferor’s operating expenses will not be paid by the Servicer, except that certain organizational expenses of the Transferor and the Issuer and expenses relating to creation and initial implementation of the Transaction Documents have been or will be paid by Cartus;
(ii)    Any financial statements of the Servicer that are consolidated to include the Transferor will contain appropriate footnotes clearly stating that (A) all of the Transferor’s assets are owned by the Transferor and (B) the Transferor is a separate corporate entity with its own separate creditors that will be entitled to be satisfied out of the Transferor’s assets prior to any value in the Transferor becoming available to the Transferor’s equity holders;
(iii)    Any transaction between the Transferor and the Servicer will be fair and equitable to the Transferor, will be the type of transaction that would be entered into by a prudent Person in the position of the Transferor with the Servicer, and will be on terms that are at least as favorable as may be obtained from a Person that is not a Cartus Person; and

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Exhibit 10.59

(iv)    The Servicer will not be, or will not hold itself out to be, responsible for the debts of the Transferor.
(f)    Payment Instruction to Obligors. The Servicer will (i) instruct all Obligors to submit all payments on the Transferred Assets either (A) to one of the Lockboxes maintained at the Lockbox Banks for deposit in a Lockbox Account or (B) directly to one of the Lockbox Accounts and (ii) instruct all Persons receiving Home Sale Proceeds to deposit such Home Sale Proceeds in one of the Lockbox Accounts within two Business Days after such receipt, except to the extent a longer escrow period is required under applicable law, in which case such Home Sale Proceeds will be deposited into one of the Lockbox Accounts within one Business Day after the expiration of such period. The Servicer will direct all Obligors with respect to any receivables and related assets that are not included in the Transferred Assets to deposit all collections in respect of such receivables and related assets to an account that is not a Lockbox or Lockbox Account and will take such other steps as the Issuer reasonably may request to ensure that all collections on such receivables and related assets will be segregated from Pool Collections on Transferred Assets.
(g)    Segregation of Collections. The Servicer will use reasonable efforts to minimize the deposit of any funds other than Pool Collections into any of the Lockbox Accounts and, to the extent that any such funds nevertheless are deposited into any of such Lockbox Accounts, will promptly identify any such funds.
(h)    Computer Software, Hardware and Services. The Servicer will provide the Issuer with such licenses, sublicenses and/or assignments of contracts as the Issuer requires with regard to all services and computer hardware or software that relate to the servicing of the Pool Receivables or the other Transferred Assets; provided, however, that with respect to any computer software licensed from a third party, the Servicer will be required to provide such licenses, sublicenses and/or assignments of such software only to the extent that provision of the same would not violate the terms of any contracts of the Servicer with such third party.
(i)    Turnover of Collections. If the Servicer or any of its agents or representatives at any time receives any cash, checks or other instruments constituting Pool Collections, such recipient will segregate and hold such payments in trust for, and in a manner acceptable to, the Issuer and will, promptly upon receipt (and in any event within one Business Day following receipt) remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Lockbox Account or the Collection Account.
(j)    Performance of Obligations. The Servicer will, at its expense, market the Cartus Homes and CFC Homes and pay the related expenses of such marketing and of the sale of Cartus Homes and CFC Homes to Ultimate Buyers in accordance with the practices of Cartus in effect on the Closing Date (as such practices have been modified either (x) in the ordinary course of Cartus’s business or (y) with the prior written consent of the Issuer).
(k)    Billing of Receivables. The Servicer will bill all Receivables (i) in the case of Receivables with respect to a Home purchased under a Home Purchase Contract, within 60 days (on average) of the sale of the related Home to an Ultimate Buyer and (ii) in the case of all other Receivables, within 60 days (on average) after the Receivable arises.
(l)    Filing of Tax Returns and Payment of Taxes and Other Liabilities. The Servicer will file (or will cause to be filed on its behalf as a member of a consolidated group) all tax returns and reports required by law to be filed by it and will pay all taxes, assessments and governmental charges shown

25

Exhibit 10.59

to be owing by it, except for any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP shall have been set aside on its books and that shall not have given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, shall not have a Material Adverse Effect with respect to the Servicer.
(m)    Notification of Asset Amount Deficiency or Amortization Event. The Servicer shall promptly notify the Issuer of any Asset Deficiency or Amortization Event (as each such term is defined in the Indenture) with respect to any Series of which the Servicer has actual knowledge.
Section 3.06    Negative Covenants of Servicer. As long as it is the Servicer hereunder, the Servicer hereby covenants that the Servicer shall not:
(a)    Changes in Accounting Treatment and Reporting Practices. Change or permit any change in any accounting principles or financial reporting practices applied to the Servicer, except in accordance with GAAP, if such change would have a Material Adverse Effect with respect to the Servicer;
(b)    Change in Credit and Collection Policy. (i) Make any material change in the Credit and Collection Policy or (ii) make any material change in the character of its business or engage in any business unrelated to such business as currently conducted that, in either case, individually or in the aggregate with all other such changes, would be reasonably likely to have a material adverse effect on the performance of the ARSC Purchased Assets;
(c)    Change in Name. Change its corporate name or the name under or by which it does business unless the Servicer has given Cartus, CFC, the Transferor, the Issuer and the Issuer’s successors and assigns at least 30 days’ prior written notice thereof;
(d)    Change in Payment Instruction to Obligors. Make any change in the instructions to Obligors or other Persons regarding payments to be made to it or payments to be made to any Lockbox Account, which payments relate to the Transferred Assets, unless the Servicer has given the Issuer and its successors and assigns prior written notice thereof, and then only in compliance with Section 3.05(f) or add or terminate any bank as a Lockbox Bank from those listed in Schedule 3.04(l) unless (i) the Indenture Trustee has received copies of a Lockbox Agreement with each new Lockbox Bank duly executed by the parties thereto and (ii) in the case of any termination, the Issuer or its successors and assigns have received evidence to their satisfaction that the Obligors that were making payments into a terminated Lockbox Account have been instructed in writing to make payments into another Lockbox Account then in use;
(e)    Home Deeds. Record any Home Deeds except as permitted by Section 2.01(d)(i);
(f)    Establishment of Lockbox Accounts. Enter into a Lockbox Agreement (other than as set forth in Exhibit B) without the prior written consent of the Issuer and the Indenture Trustee; or
(g)    Instructions to Indenture Trustee. Instruct the Indenture Trustee to release any Pool Collections to the Issuer pursuant to Section 8.07 of the Indenture on any day on which an Asset Deficiency exists.
Section 3.07    Records of the Servicer and Reports to be Prepared by the Servicer.
(a)    The Servicer shall maintain at all times accurate and complete books, records and

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Exhibit 10.59

accounts relating to the Pool Receivables, the other Transferred Assets and the Pool Relocation Management Agreements and all Pool Collections thereon, in which timely entries shall be made. The Servicer shall maintain and implement administrative and operating procedures (including without limitation an ability to recreate Records evidencing Pool Receivables and the other Transferred Assets in the event of the destruction of the originals thereof), and shall keep and maintain all documents, books, records and other information that the Servicer deems reasonably necessary for the identification of Eligible Receivables and for the collection of all Pool Receivables and other Transferred Assets. Upon the reasonable request of the Indenture Trustee or the Issuer after the occurrence and continuance of an Unmatured Servicer Default or a Servicer Default or other termination under Section 9.01, the Servicer will deliver copies of all books and records maintained pursuant to this Section 3.07(a) to the Indenture Trustee.
(b)    During regular business hours upon reasonable prior notice, the Servicer shall permit Cartus, CFC, the Issuer, the Transferor, the Indenture Trustee (or such other Person whom the Indenture Trustee or the Issuer may designate from time to time), or their agents or representatives (including without limitation certified public accountants or other auditors), at the expense of the Servicer and to the extent reasonably necessary to protect the interests of the holders of the Notes, (i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all Records in the possession or under the control of the Servicer, including without limitation the related Contracts, invoices and other documents related thereto, and (ii) to visit the offices and properties of the Servicer for the purpose of examining the materials described in clause (i) above, and to discuss matters relating to the Pool Receivables or the other Transferred Assets or the performance by the Servicer of its obligations under any Transaction Document to which it is a party with any Authorized Officer of the Servicer having knowledge of such matters and with its certified public accountants or other auditors. The Indenture Trustee may conduct, or cause its agents or representatives to conduct, reviews of the types described in this Section 3.07(b) whenever the Indenture Trustee reasonably deems any such review appropriate, and the Indenture Trustee shall conduct, or cause its agents or representatives to conduct, such a review if requested by the Issuer.
(c)    No later than two Business Days prior to the Distribution Date with respect to any Outstanding Series, the Servicer shall prepare and deliver to Cartus, CFC, the Transferor, the Issuer, the Indenture Trustee, each Rating Agency and each Series Enhancer a report with respect to the Monthly Period then most recently ended and such Outstanding Series of Notes, substantially in the form provided in the related Supplement or in such other form as is reasonably acceptable to the Issuer (each such report, a “Receivables Activity Report”). Such Receivables Activity Report shall include (i) a certification that, to the best of the Servicer’s knowledge, no Unmatured Servicer Default or Servicer Default has occurred and is continuing and (ii) a listing of all new Pool Relocation Management Agreements as identified pursuant to Section 2.1(a) of the Purchase Agreement.
Section 3.08    Annual Certificate of Servicer. The Servicer shall deliver to Cartus, CFC, the Issuer, the Indenture Trustee, each Rating Agency and any Series Enhancer on or before April 30 of each calendar year, beginning with April 30, 2001, an Officer’s Certificate substantially in the form of Exhibit A.
Section 3.09    Annual Servicing Report of Independent Public Accountants; Copies of Reports Available. On or before April 30 of each calendar year, beginning with April 30, 2001, the Servicer shall cause Protiviti (or such other auditor acceptable to the financial institution acting as administrative agent for the Majority Investors) to furnish a report (addressed to the Issuer and any Series Enhancer) to Cartus, CFC, the Issuer, the Transferor, the Indenture Trustee and any Series Enhancer to the effect that they have applied certain procedures agreed upon with the Servicer and substantially in the form previously provided to the Rating Agencies and examined certain documents and records relating to the servicing of the Receivables and other Transferred Assets under this Agreement and that, on the basis of such agreed-upon procedures, nothing has come to the attention of such accountants that caused them to believe that the

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Exhibit 10.59

servicing (including the allocation of Pool Collections) has not been conducted in compliance with the terms and conditions as set forth in Articles III and IV of this Agreement, other than such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. Such report shall set forth the agreed-upon procedures performed. Notwithstanding the foregoing, so long as the Series 2011-1 Notes are the only Notes issued under the Indenture and the Servicer complies with the audit provisions set forth in Section 5.01(g) of the related Note Purchase Agreement, the Servicer shall not be required to comply with the foregoing provisions of this Section 3.09.
Section 3.10    Adjustments; Modifications.
(a)    If on any day the Unpaid Balance of any Pool Receivable is reduced by the Servicer as a result of any incorrect billings, allowances, chargebacks, credits or any other reductions or cancellations, in each case that result from the acts or omissions of the Servicer, that are unrelated to the ability of the related Obligor to pay such Pool Receivable (each such reduction, a “Servicer Dilution Adjustment”), then the Servicer shall deposit the amount of such Servicer Dilution Adjustment in cash in the Collection Account and shall report such amount on the next Receivables Activity Report.
(b)    So long as no Unmatured Servicer Default or Servicer Default shall have occurred and be continuing, the Servicer may adjust, and may permit each Sub-Servicer appointed by it pursuant to Section 3.01(b) to adjust, the outstanding unpaid balance of any Pool Receivable in accordance with the Credit and Collection Policy and the terms of this Agreement, provided that (i) such adjustment would not cause or result in an Eligible Receivable becoming ineligible and (ii) either the Servicer makes the related Servicer Dilution Adjustment payment pursuant to this Section 3.10 or Cartus or CFC makes the related Originator Adjustment payment pursuant to Section 4.3(b) of the Purchase Agreement or Section 4.3(b) of the Receivables Purchase Agreement, as applicable. The Servicer shall, or shall cause the applicable Sub-Servicer to, write off Pool Receivables from time to time in accordance with the terms of this Agreement and the terms of the Credit and Collection Policy, and such a write-off shall not give rise to any obligation to make a Servicer Dilution Adjustment. Notwithstanding the foregoing, the maturity date of an Equity Loan may be extended beyond the original due date in accordance with the Credit and Collection Policy, and such Equity Loan shall, notwithstanding clause (j) of the definition of Eligible Receivable, be an Eligible Receivable so long as (i) such extension was made for reasons unrelated to the creditworthiness of the Obligor, (ii) the extension period ends not later than (A) the time of sale or (B) the expiration of the offering period for the Homeowner’s acceptance of an offer for sale or (C) the date that is 12 months prior to the Final Stated Maturity Date, whichever first occurs, and (iii) all other requirements for such Receivable to be an Eligible Receivable are satisfied.
(c)    If (i) the Servicer makes a deposit into the Collection Account in respect of a collection of a Pool Receivable and such collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes an error with respect to the amount of any Pool Collection and deposits an amount that is less than or more than the actual amount of such Pool Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or error. Any Pool Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwithstanding the first two sentences of this paragraph, adjustments made pursuant to this Section 3.10(c) shall not require any change in any report previously delivered pursuant to Section 3.07(c).
(d)    The Servicer shall not extend, amend or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any material term or condition related thereto, except as provided in this Section 3.10.

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Exhibit 10.59

Section 3.11    Escrow Agents. The Servicer shall cause all Home Purchase Contracts and Home Deeds to be delivered to an escrow agent in the applicable jurisdiction, with a notice to such agent of the interests of the Issuer and Indenture Trustee therein.
Section 3.12    Servicer Advances.
(a)    In accordance with the Credit and Collection Policy, the Servicer shall make Servicer Advances in connection with the maintenance and marketing of Homes the Receivables relating to which are included in the Transferred Assets, but only to the extent that the Servicer has determined in its reasonable judgment that such advances will be recoverable out of Pool Collections on the Receivable arising as a result of such Servicer Advance.
(b)    All Servicer Advances, the Receivables arising from which have not been sold to CFC under the Purchase Agreement, shall be reimbursable in the first instance from Pool Collections relating to the Homes with respect to which such Servicer Advances were made (provided that Home Sale Proceeds will only be applied to reimburse Servicer Advances consistent with Cartus’s practices as of the Closing Date) and, further, to the extent such Servicer Advance has been determined to be a Nonrecoverable Advance, as provided in Section 4.03 of this Agreement and Section 8.04(c)(i) of the Indenture. In consideration of the Issuer’s obligation to reimburse the Servicer from Pool Collections for Servicer Advances, the Receivables arising under the Pool Relocation Management Agreements in respect of such Servicer Advances which have not been sold to CFC under the Purchase Agreement shall be automatically conveyed by the Servicer to the Issuer and included in the Pool Receivables and the Transferred Assets.
Section 3.13    Calculations. Without limiting the generality of the foregoing provisions of this Article III, the Servicer shall perform all calculations necessary in order to determine payments to be made to holders of Notes and deposits to be made to reserves and other Series Accounts in accordance with the Indenture and any Supplement. For the purposes of such calculations, on each Business Day the Servicer shall calculate the Aggregate Employer Balance for each Employer by determining the aggregate Unpaid Balance of the Pool Receivables due from such Employer and then reducing such amount (without duplication) by the amounts described in the definition of Aggregate Employer Balance, including the total amount of Advance Payments received from such Employer, regardless of whether such Advance Payment is related to a Pool Receivable.
Section 3.14    Application of Collections.
(a)    In accordance with the Credit and Collection Policy, the Servicer shall apply all monies received by or on behalf of any Employer in accordance with the directions of such Employer. The Servicer shall contact the Employer if necessary to obtain such directions, or if such directions cannot be obtained, the Servicer shall apply Pool Collections of such Employer in the order that such Pool Receivables were originated, with the oldest Pool Receivable being paid first. The Servicer shall allocate any collections received under a single Billed Receivable that contains both Receivables included in the Transferred Assets and other amounts owed to Cartus first, to amounts owed in respect of Transferred Assets and then to other receivables.
(b)    If at any time the Servicer shall determine that any amount on deposit in the Collection Account does not constitute Pool Collections or the proceeds thereof, the Servicer shall instruct the Indenture Trustee to withdraw such amounts from the Collection Account and to pay such amounts to the Person that the Servicer determines is the Person entitled thereto, as provided in Section 8.04 of the Indenture.

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Exhibit 10.59

ARTICLE IV

ACCOUNTS AND POOL COLLECTIONS
Section 4.01    Establishment of Collection Account. The Servicer, for the benefit of the Indenture Trustee and the holders of the Notes, shall establish and maintain an Eligible Account (including any subaccount thereof) in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Indenture Trustee and the holders of the Notes (the “Collection Account”).
The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the holders of the Notes. Except as expressly provided in this Agreement or the Indenture, the Servicer agrees that it shall have no right of setoff or banker’s lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Issuer, Cartus, CFC, the Indenture Trustee or any holder of the Notes. If the Collection Account at any time ceases to be an Eligible Account then, within 10 Business Days of the Issuer’s or Servicer’s knowledge thereof, the Issuer or the Servicer shall establish a new Collection Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, certificates of deposit and other property to such new Collection Account and from the date such new Collection Account is established, it shall be the Collection Account. Pursuant to the authority granted to the Servicer in Section 3.02, the Servicer shall have the power, revocable by the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer’s duties hereunder.
At the written direction of the Servicer, funds on deposit in the Collection Account shall be invested in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the holders of the Notes. Investments of funds representing Pool Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on the day preceding the monthly Distribution Date following such Monthly Period, in amounts sufficient to the extent of such funds to make the required distributions on such Distribution Date. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid to the Servicer as additional servicing compensation. The Servicer shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section 4.01 or for the selection of Eligible Investments in accordance with the provisions of this Agreement.
Section 4.02    Pool Collections and Allocations. The Servicer shall instruct the Indenture Trustee to apply all funds on deposit in the Collection Account as described in the Indenture and each Supplement. Except as otherwise provided below, the Servicer shall (i) transfer all Pool Collections denominated in Dollars and other Transferred Assets consisting of cash or cash equivalents from the Lockbox Accounts into the Collection Account as promptly as possible after the date of deposit of such Pool Collections into such Lockbox Accounts, but in no event later than the second (2nd) Business Day following the date of deposit into such Lockbox Accounts, and (ii) transfer all Pool Collections denominated in a currency other than Dollars from the Lockbox Accounts into the Collection Account no later than the eighteenth (18th) day following the date of deposit into such Lockbox Accounts.
Section 4.03    Withdrawals from the Collection Account. Subject to Section 8.04(f) of the Indenture, on each day, the Servicer shall determine the amounts payable to it as reimbursement of any Nonrecoverable Advances pursuant to Section 3.12(b) and the Servicer shall instruct the Indenture Trustee to pay such amounts over to the Servicer pursuant to Section 8.04(c)(i) of the Indenture. The determination by the Servicer that it has made a Nonrecoverable Advance shall be evidenced by an Officer’s Certificate of

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Exhibit 10.59

the Servicer delivered to the Indenture Trustee and the Issuer. The Indenture Trustee shall be entitled to conclusively rely on the Servicer’s determination that a Servicer Advance is a Nonrecoverable Advance.
ARTICLE V

SECURITY INTEREST
Section 5.01    Security Interest. Without prejudice to the provisions of Section 2.01 providing for the absolute transfer of the Transferor’s interest in the Pool Receivables and other Transferred Assets to the Issuer, the Transferor hereby assigns and grants to the Issuer a first priority security interest in the Transferor’s right, title and interest, if any, in, to and under all of the following, whether now or hereafter existing: all Pool Receivables, all other Transferred Assets and all proceeds thereof.
Section 5.02    Enforcement of Rights. The Transferor acknowledges that the Transferred Assets include all rights acquired by the Transferor under the Receivables Purchase Agreement. Accordingly, the Transferor agrees that the Issuer and its assigns (including without limitation the Indenture Trustee) shall have the sole right to enforce the Transferor’s rights and remedies under the Receivables Purchase Agreement (including the rights and remedies of CFC under the Purchase Agreement and the Performance Guaranty).
ARTICLE VI

OTHER MATTERS RELATING TO THE TRANSFEROR
Section 6.01    Liability of the Transferor. The Transferor shall be liable for all obligations, covenants, representations and warranties of the Transferor arising under or related to this Agreement. Except as provided in the preceding sentence, the Transferor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as a Transferor.
Section 6.02    Indemnification by the Transferor. Without limiting the foregoing and any other rights that any ARSC Indemnified Party may have hereunder or under applicable law, the Transferor hereby agrees to indemnify the Issuer, each holder of the Notes, the Indenture Trustee and each of the successors, permitted transferees and assigns of the foregoing, and all officers, directors, shareholders, controlling Persons, employees and agents of any of the foregoing (each of the foregoing Persons, an “ARSC Indemnified Party”), from and against any and all damages, losses, claims (whether on account of settlements or otherwise, and whether or not the applicable ARSC Indemnified Party is a party to any action or proceeding that gives rise to any ARSC Indemnified Losses), actions, suits, demands, judgments, liabilities (including penalties), obligations or disbursements of any kind or nature and related costs and expenses (including reasonable attorneys’ fees and disbursements) awarded against or incurred by any of them arising out of or as a result of any of the following (all of the foregoing, collectively, “ARSC Indemnified Losses”):
(a)    (i) any representation or warranty made or deemed made by the Transferor (or any of its respective Authorized Officers) (whether or not made or delivered to the ARSC Indemnified Party) under any of the Transaction Documents contains any untrue statement of a material fact or omits to state material facts necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading;
(b)    the failure by the Transferor to comply with any law, rule or regulation applicable to it with respect to any Transferred Asset;

31

Exhibit 10.59

(c)    the failure to vest and maintain vested in the Issuer a first priority perfected ownership or security interest in the Transferred Assets, free and clear of any Lien (other than any Permitted Lien), whether existing at the time of the sale of such Transferred Asset or at any time thereafter;
(d)    any failure of the Transferor to perform its duties or obligations in accordance with the provisions of the Transaction Documents;
(e)    the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to the transfer of any Transferred Asset to the Issuer, whether at the time of any sale or at any subsequent time;
(f)    any tax or governmental fee or charge (other than franchise taxes and taxes on or measured by the net income of any holder of the Notes issued by the Issuer under the Indenture), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses (including the reasonable fees and expenses of counsel in defending against the same) that arise by reason of the purchase or ownership of the Transferred Assets;
(g)    any investigation, litigation or proceeding related to any use of the proceeds of any purchase made hereunder; and
(h)    any investigation or defense of, or participation in, any legal proceeding relating to the execution, delivery, enforcement, performance or administration of the Transaction Documents or any other document related thereto (whether or not such ARSC Indemnified Party is a party thereto).
Notwithstanding anything to the contrary in this Agreement, any representations, warranties and covenants made by the Transferor in this Agreement or the other Transaction Documents that are qualified by or limited to events or circumstances that have, or are reasonably likely to have, given rise to a Material Adverse Effect (or words of like import) shall (solely for purposes of the indemnification obligations set forth in this Section 6.01) be deemed not to be so qualified or limited.
If for any reason the indemnification provided in this Section 6.02 is unavailable to an ARSC Indemnified Party or is insufficient to hold an ARSC Indemnified Party harmless, then the Transferor shall contribute to the amount paid by such ARSC Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such ARSC Indemnified Party on the one hand, and the Transferor on the other hand, but also the relative fault (if any) of such ARSC Indemnified Party and the Transferor and any other relevant equitable considerations.
Notwithstanding the foregoing, no indemnification payments shall be payable by the Transferor pursuant to this Section 6.02 until all amounts owing by the Issuer under the Indenture have been paid in full and all amounts payable by the Transferor to Cartus under the ARSC Subordinated Note have been paid in full.
Notwithstanding the foregoing, and without prejudice to the rights that the Issuer may have pursuant to the other provisions of this Agreement or the provisions of any of the other Transaction Documents, in no event shall any ARSC Indemnified Party be indemnified for any ARSC Indemnified Losses (i) resulting from negligence or willful misconduct on the part of such ARSC Indemnified Party (or the negligence or willful misconduct on the part of any of such ARSC Indemnified Party’s officers, directors, employees or agents) or (ii) to the extent the same includes ARSC Indemnified Losses in respect

32

Exhibit 10.59

of Transferred Assets and reimbursement therefor that would constitute credit recourse to the Transferor, Cartus or CFC (without limiting any rights under the Purchase Agreement) for the amount of any Receivable or other Transferred Asset not paid by the related Obligor.
ARTICLE VII

OTHER MATTERS RELATING TO THE SERVICER
Section 7.01    Liability of the Servicer. The Servicer shall be liable under this Article VII only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.
Section 7.02    Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. The Servicer shall not consolidate with or merge into any other Person or convey, transfer or sell its properties and assets substantially as an entirety to any Person, unless:
(a)    (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person that acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety is, if the Servicer is not the surviving entity, a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if the Servicer is not the surviving entity, such corporation expressly assumes, by an agreement supplemental hereto, executed and delivered to the Issuer and the Transferor, in form satisfactory to the Issuer, the performance of every covenant and obligation of the Servicer hereunder;
(ii)    the Servicer has delivered to the Issuer and the Transferor an Officer’s Certificate stating that such consolidation, merger, conveyance, transfer or sale complies with this Section 7.02 and that all conditions precedent herein provided for relating to such transaction have been complied with;
(iii)    the Servicer has given the Issuer, the Transferor, CFC, Cartus, and the Indenture Trustee notice of such consolidation, merger or transfer of assets;
(iv)    immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.04 has been breached in any material respect; and
(v)    no Unmatured Servicer Default or Servicer Default has occurred and is continuing or would result from the contemplated transaction; and
(vi)    any necessary consents of each applicable Series Enhancer have been obtained.
(b)    the corporation formed by such consolidation or into which the Servicer is merged or the Person that acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety is an Eligible Servicer.
Section 7.03    Limitation on Liability of the Servicer and Others. Except as provided in Section 7.04, neither the Servicer nor any of the directors, officers, employees or agents of the Servicer in its capacity as Servicer shall be under any liability to the Transferor, the Issuer, the Indenture Trustee, the holders of the Notes or any other Person for any action taken or for refraining from the taking of any action in good faith in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision

33

Exhibit 10.59

shall not protect the Servicer or any such Person against any liability that otherwise would be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) with respect to any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Servicer in accordance with this Agreement and that in its reasonable judgment may involve it in any expense or liability. Subject to the terms of the Transaction Documents, the Servicer may, in its sole discretion, undertake any such legal action that it may deem necessary or desirable for the benefit of the holders of the Notes with respect to this Agreement and the rights and duties of the parties hereto and the interests of the holders of the Notes issued by the Issuer under the Indenture.
Section 7.04    Indemnification by the Servicer.
The Servicer shall indemnify and hold harmless each of Cartus, CFC, the Transferor, the Issuer, the Indenture Trustee and its directors, officers, employees and agents (any such indemnified party, an “Indemnified Party”) from and against any and all loss, liability, claim, expense, actions, suits, demands, damage or injury suffered or sustained by reason of (i) any representation or warranty made by the Servicer under any of the Transaction Documents, any Receivables Activity Report, or any other information or report delivered by the Servicer with respect to the Servicer or the Transferred Assets having been untrue or incorrect in any material respect when made or deemed to have been made; or (ii) any acts or omissions of the Servicer pursuant to this Agreement (other than such as may arise from the negligence or willful misconduct of Cartus, CFC, the Transferor, the Issuer and the Indenture Trustee, respectively, and their respective directors, officers, employees and agents), including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any action, proceeding or claim, that in each case arises from or relates to a breach by the Servicer of its representations, warranties, covenants or agreements hereunder; or (iii) any reduction in the Unpaid Balance of any Pool Receivable as a result of any cash discount or any adjustment by the Servicer, including any such adjustment that gives rise to a Servicer Dilution Adjustment (but not including any write-off of any Receivable) or (iv) any failure of the Servicer to comply with any material applicable law, rule or regulation applicable to it and which relates to the servicing or administration of the Transferred Assets. Indemnification pursuant to this Section 7.04 shall not be payable from the Transferred Assets.
The Servicer will be entitled (except as provided below), if it so elects and upon written notice to the applicable Indemnified Party, to take control of the defense and investigation of a claim for which indemnity has been sought and to employ and engage attorneys of its own choice, reasonably acceptable to such Indemnified Party, to handle and defend the same, at the Servicer’s expense. The Servicer shall not be entitled to assume the defense of claim as to which such Indemnified Party shall have reasonably concluded that there may be a conflict of interest between such Indemnified Party and the Servicer regarding the defense of such claim. Should the Servicer so elect to assume the defense of a claim, the Servicer will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof. Such Indemnified Party shall be entitled to employ its own counsel at its own expense. Nevertheless, the Servicer shall pay for such Indemnified Party’s own counsel (one firm or counsel retained to defend such claim in respect of all Indemnified Parties) if (1) the Servicer agrees to do the same, (2) such Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Servicer and such Indemnified Party regarding the defense of such action, or (3) the Servicer shall not in fact have employed counsel to assume the defense of the claim.
The Servicer shall obtain the prior written consent of such Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned) before entering into any settlement of

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Exhibit 10.59

such claim, if the settlement (i) does not release such Indemnified Party and all officers, directors and employees thereof from all liabilities and obligations with respect to such claim, (ii) imposes injunctive or other equitable relief against such Indemnified Party or any officer, director or employee thereof, (iii) admits any liability in connection therewith or (iv) is not payable in its entirety from funds of Persons other than such Indemnified Party or any officer, director or employee thereof. The Servicer shall not be liable to such Indemnified Party under this Agreement for any amounts paid in settlement of any claim unless the Servicer consents to such settlement.
Each of the Servicer and such Indemnified Party will deliver to the other party, upon request, copies of all correspondence, pleadings, motions, briefs, appeals or other written statements relating to or submitted in connection with the defense of any claim, and timely notices of, and the right to participate in (as an observer), any hearing or other court proceeding relating to such claim. Such Indemnified Party will cooperate in all reasonable respects with the Servicer and such attorneys in the investigation, trial and defense of any claim and any related appeal, including by retaining and (upon the Servicer’s written request) providing to the Servicer records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided that such Indemnified Party may, at its own cost, participate in the investigation, trial and defense of any claim and any related appeal.
The Servicer’s obligations under this Section 7.04 shall survive the termination of this Agreement, the resignation or removal of the Indenture Trustee or the earlier removal or resignation of the Servicer.
Section 7.05    Resignation of the Servicer. The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) upon the assumption, by an agreement supplemental hereto, executed and delivered to the Issuer and the Transferor, in form satisfactory to the Issuer and the Majority Investors, of the obligations and duties of the Servicer hereunder by (i) any of its Affiliates that is a direct or indirect wholly owned subsidiary of the Performance Guarantor, subject to reaffirmation by the Performance Guarantor of the Performance Guaranty with respect to such Successor Servicer, or (ii) with the consent of the Majority Investors, by any other entity that qualifies as an Eligible Servicer. Any determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Issuer, the Indenture Trustee and the Transferor. No resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 9.02. If, as of the date of the determination that the Servicer may no longer act as Servicer under clause (a) above, the Issuer is unable to appoint a Successor Servicer, the Indenture Trustee shall serve as Successor Servicer. Notwithstanding the foregoing, if it is legally unable so to act, the Indenture Trustee shall petition a court of competent jurisdiction to appoint any Eligible Servicer as the Successor Servicer hereunder.
Section 7.06    Access to Certain Documentation and Information Regarding the Receivables. In addition to the access rights provided under Section 3.07(b), the Servicer shall provide to the Issuer and the Indenture Trustee access to the documentation regarding the Lockbox Accounts and the Pool Receivables if the Issuer or the Indenture Trustee is required in connection with the enforcement of the rights of holders of the Notes or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request (but in no event less than five Business Days), (b) during normal business hours, (c) subject to the Servicer’s normal security and confidentiality procedures and (d) at reasonably accessible offices in the continental United States designated by the Servicer. Nothing in this Section 7.06 shall derogate from the obligation of Cartus, CFC,

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Exhibit 10.59

the Transferor, the Issuer, the Indenture Trustee and the Servicer to observe any applicable law prohibiting disclosure of information regarding the Transferred Employees, and the failure of the Servicer to provide access as provided in this Section 7.06 as a result of such obligation shall not constitute a breach of this Section 7.06.
ARTICLE VIII

TERMINATION
Section 8.01    Transfer Termination Events. The following events shall be “Transfer Termination Events”:
(a)    The occurrence of an Event of Default or an Amortization Event with respect to all Series of Notes; or
(b)    Any representation or warranty made by the Transferor under any of the Transaction Documents shall prove to have been untrue or incorrect in any material respect when made or deemed to have been made, such failure could reasonably be expected to have a Material Adverse Effect with respect to the Transferor or the interest of the Issuer or its assigns in the Transferred Assets and such failure remains unremedied for 30 days; or
(c)    The Transferor shall fail to perform or observe, as and when required, (i) any term, covenant or agreement contained in this Agreement or any of the other Transaction Documents to which it is a party, and such failure shall remain unremedied for: in the case of a failure to maintain its separate corporate existence pursuant to Section 2.05(e), the covenant to segregate Pool Collections pursuant to Section 2.05(f), the covenant to provide records pursuant to Section 7.1(k), the covenant to file financing or continuation statements pursuant to Section 2.01(d) or the negative covenants of the Transferor set forth in Section 2.06, ten days, or (ii) any other term, covenant or agreement contained in this Agreement or any of the other Transaction Documents to which it is a party, which failure could reasonably be expected to have a Material Adverse Effect with respect to the Transferor or the interest of the Issuer or its assigns in the Transferred Assets, 30 days; or
(d)    An Event of Bankruptcy shall have occurred with respect to the Transferor; or
(e)    The Transferor’s representation and warranty in Section 2.02(k) shall not be true at any time with respect to a substantial portion of the Transferred Assets; or
(f)    Either (i) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with respect to any of the Transferred Assets and such Lien shall not have been released within five days or, if released, proved to the satisfaction of the Rating Agencies or (ii) the PBGC shall, or shall indicate its intention to, file notice of a Lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with respect to any of the Transferred Assets; or
(g)    A CFC Purchase Termination Event or an ARSC Purchase Termination Event shall have occurred; or
(h)    This Agreement shall cease to be in full force and effect for any reason other than in accordance with its terms.

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Exhibit 10.59

If a Transfer Termination Event occurs, the Transferor shall promptly give notice to the Issuer and the Indenture Trustee of such Transfer Termination Event.
Section 8.02    Transfer Termination.
(a)    On the Transfer Termination Date, the Transferor shall cease transferring Pool Receivables to the Issuer, provided that any right, title and interest of the Transferor in and to any CFC Designated Receivables arising from any Servicer Advances made thereafter, including any Related Property relating thereto and proceeds thereof, shall continue to be transferred. Notwithstanding any cessation of the transfer to the Issuer of additional Pool Receivables, Pool Receivables transferred to the Issuer prior to the Termination Date and Pool Collections in respect of such Pool Receivables and the related Finance Charges, whenever accrued in respect of such Pool Receivables, shall continue to be property of the Issuer available for pledge by the Issuer under the Indenture.
(b)    Upon the occurrence of a Transfer Termination Event, the Issuer and its assignees shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of a Transfer Termination Event shall not deny to the Issuer or its assignees any remedy in addition to termination of its obligation to make Purchases hereunder to which the Issuer or its assignees may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.
ARTICLE IX

SERVICER DEFAULTS
Section 9.01    Servicer Defaults. If any one of the following events (a “Servicer Default”) shall occur and be continuing:
(a)    any failure on the part of the Servicer to deliver the Receivables Activity Reports required under Section 3.07(c), to make any payment, transfer or deposit, or to give instructions or to give notice to the Issuer or the Indenture Trustee to make such payment, transfer or deposit on or before the date occurring five Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement;
(b)    (i) failure on the part of the Servicer duly to observe and perform its covenants to give payment instructions to Obligors pursuant to Section 3.05(f); to segregate Pool Collections pursuant to Section 3.05(g), to provide records pursuant to Section 3.07, to file financing or continuation statements provided to it pursuant to Section 3.02, or breach by the Servicer of any of its negative covenants set forth in Section 3.06, which failure or breach continues unremedied for ten calendar days, or (ii) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which failure has a Material Adverse Effect on the rights of the holders of any Series of Notes (determined without giving effect to any third-party credit enhancement) and continues unremedied for a period of 30 days, in each case, after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Servicer by the Issuer, or to the Servicer and the Issuer on behalf of the Majority Investors, or the Servicer shall assign or delegate its duties under this Agreement except as permitted by Sections 3.01(b) and 7.02;
(c)    any representation, warranty or certification made by the Servicer in this Agreement or in any other Transaction Document or in any certificate delivered pursuant to this Agreement

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Exhibit 10.59

proves to have been incorrect in any material respect when made, which failure has a Material Adverse Effect on the rights of the holders of any Series of Notes (determined without giving effect to any third-party credit enhancement) and which failure continues unremedied for a period of 30 days after the date on which notice thereof, requiring the same to be remedied, has been given to the Servicer by the Issuer, or to the Servicer and the Issuer on behalf of the Majority Investors; or
(d)    an Event of Bankruptcy occurs with respect to the Servicer;
(e)    the Performance Guaranty shall cease to be in full force and effect for any reason other than in accordance with its terms;
(f)    (i) Failure of the Servicer or the Performance Guarantor to pay any principal and/or interest in respect of any Indebtedness under the Realogy Credit Agreement or under any other indenture or agreement governing any Indebtedness the principal amount of which exceeds $25,000,000 and such failure shall continue beyond the applicable grace period, if any, specified in the agreement or instrument governing such Indebtedness; or (ii) the default by the Servicer or the Performance Guarantor in the performance of any term, provision or condition contained in any agreement described in clause (i) above, or the existence of any event or condition with respect to any Indebtedness arising under any such agreement, if the effect of such default, event or condition is to cause, or permit the holder of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity, including without limitation the occurrence of any “Event of Default” under the Realogy Credit Agreement; or (iii) any Indebtedness of the Servicer or the Performance Guarantor in a principal amount exceeding $25,000,000 shall be declared to be due and payable or is required to be prepaid (other than by a regularly scheduled payment or a mandatory redemption or prepayment provision) prior to the scheduled date of maturity thereof;
(g)    so long as the Series 2011-1 Notes are Outstanding, the occurrence of an “Amortization Event” pursuant to clause (h), (j), (k), (l), (m), (n), (o) or (p) of Section 6.01 of the Series 2011-1 Supplement, subject to any cure rights set forth in the Series 2011-1 Supplement; or
(h)    the Performance Guarantor shall permit the “Senior Secured Leverage Ratio” (as defined in the Specified Realogy Credit Agreement) on the last day of any fiscal quarter to exceed 4.75:1.00, subject to the cure rights set forth in Section 8.03 of the Specified Realogy Credit Agreement;
then, in the event of any such Servicer Default, so long as the Servicer Default shall not have been remedied the Indenture Trustee may, or at the direction of the Majority Investors, the Indenture Trustee shall, by written notice then given to the Servicer (and to the Indenture Trustee if given by the Majority Investors) (a “Termination Notice”), terminate all or any part of the rights and obligations of the Servicer as Servicer under this Agreement. Notwithstanding the foregoing, a delay in or failure of performance referred to in clause (a), (b) or (c) for a period of 10 Business Days after the applicable grace period shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes not within the Servicer’s control. The preceding sentence does not relieve the Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement.
After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by the Indenture Trustee pursuant to Section 9.03, all authority and power of the Servicer under this Agreement (or, in the case of a partial transfer, such authority and power and a

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Exhibit 10.59

proportional portion of the Servicing Fee as is described in the Termination Notice) shall pass to and be vested in the Successor Servicer (a “Service Transfer”); and the Indenture Trustee is hereby authorized and empowered, upon the failure of the Servicer to cooperate, to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer or to perform the obligations of the Servicer under this Agreement. The Servicer agrees to cooperate with the Indenture Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of authority of the Servicer to service the Pool Receivables provided for under this Agreement, including (to the extent transferred) all authority over all Pool Collections that on the date of transfer are held by the Servicer for deposit, or which have been deposited by the Servicer in the Collection Account, or which thereafter are received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall within 20 Business Days of such Termination Notice transfer its electronic records relating to the Pool Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 9.01 requires the Servicer to disclose to the Successor Servicer information of any kind that the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer deems reasonably necessary to protect its interests. The Servicer being terminated (or replaced in part) shall bear all costs of the appointment of a Successor Servicer hereunder, including but not limited to those of the Indenture Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Transaction Documents, if necessary.
Section 9.02    Performance by Issuer. If (i) the Transferor or the Servicer fails to perform any of its agreements or obligations under any Transaction Document to which it is a party and does not remedy such failure within the applicable cure period, if any, and (ii) the Issuer in good faith reasonably believes that the performance of such agreements and obligations is necessary or appropriate to protect the interests of the holders of the Notes issued by the Issuer under the Indenture, then the Issuer or its designee shall have the right to perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Issuer or its designee incurred in connection therewith shall be payable by the Servicer as provided in Section 7.04 (if the Servicer has failed to perform its obligations) or by the Transferor as provided in Section 6.04 (if the Transferor has failed to perform its obligations). If the Transferor or the Servicer fails to file at any time any financing statement or continuation statement or amendment thereto or assignment thereof that it is required to file pursuant to this Agreement or any of the other Transaction Documents to which it is a party, the Issuer or its assigns shall have the right to file, and the Transferor and the Servicer hereby authorize the Issuer or its assigns to file, at the expense of the Transferor, such financing or continuation statements and amendments thereto and assignments thereof with respect to all or any of the Receivables or the other Transferred Assets now existing or hereafter arising in the name of the Transferor.
Section 9.03    Indenture Trustee To Act; Appointment of Successor.
(a)    On and after the receipt by the Servicer of a Termination Notice pursuant to Section 9.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and Indenture Trustee. The Issuer shall select, as promptly as possible after the giving of a Termination Notice, and the Indenture Trustee shall appoint, an Eligible Servicer as a successor servicer (the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Issuer. If a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer,

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Exhibit 10.59

the Indenture Trustee without further action automatically shall be appointed the Successor Servicer. Notwithstanding the foregoing, the Issuer shall, if the Indenture Trustee is legally unable so to act, petition at the expense of the Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder.
(b)    Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. Notwithstanding the foregoing, or anything in this Section 9.03 to the contrary, the Successor Servicer shall have no responsibility or obligation (i) for any representation or warranty of the predecessor Servicer or any other Successor Servicer hereunder or (ii) for any act or omission of either a predecessor or any other Successor Servicer. The Indenture Trustee may conduct any activity required of it as Servicer hereunder through an Affiliate or through an agent. Neither the Indenture Trustee nor any other Successor Servicer shall be deemed to be in default hereunder due to any act or omission of a predecessor Servicer, including but not limited to failure to timely deliver to the Indenture Trustee any instructions pursuant to Section 4.02, any funds required to be deposited with or transferred to the Indenture Trustee, or any breach of its duty to cooperate with a Service Transfer.
(c)    All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement pursuant to Section 10.01, and shall pass to and be vested in the Transferor, and the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Receivables and the other Transferred Assets. The Servicer shall transfer its electronic records relating to the Receivables and the other Transferred Assets to the Transferor or its designee in such electronic form as it may reasonably request and shall transfer all other records, correspondence and documents to it in the manner and at such times as it shall reasonably request.
(d)    Power of Attorney. The Transferor hereby irrevocably appoints the Issuer to act as the Transferor’s attorney-in-fact, with full authority in the place and stead of the Transferor and in the name of the Transferor or otherwise, from time to time after the occurrence and during the continuance of an Unmatured Servicer Default or a Servicer Default or other termination of the Servicer under Section 9.01 or a Transfer Termination Event, to take at the direction of the Issuer any action and to execute any instrument or document that the Issuer may deem necessary to accomplish the purposes of this Agreement including without limitation:
(i)    to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Pool Receivable or any other Transferred Asset;
(ii)    to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above;
(iii)    to file any claims or take any action or institute any proceedings that the Issuer in its reasonable determination deems necessary or appropriate for the collection of any of the Pool Receivables or any other Transferred Asset or otherwise to enforce the rights of the Issuer and the holders of the Notes issued by the Issuer under the Indenture with respect to any of the Pool

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Exhibit 10.59

Receivables or any other Transferred Asset;
(iv)    to perform affirmative obligations of the Transferor under any Transaction Document; and
(v)    to enforce the rights and remedies of the Transferor under any Transaction Document.
The Transferor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 9.03(d) is irrevocable and coupled with an interest. The Transferor further agrees that the Issuer may delegate to the Indenture Trustee any of the above-referenced powers to the extent the Issuer, in its sole and absolute discretion, without liability, deems advisable and, upon such delegation, the Indenture Trustee shall, to the extent of any power so delegated, be entitled to exercise the powers herein granted to the Issuer.
Section 9.04    Notification to Holders. Within five Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to Cartus, CFC, the Transferor, the Issuer, the Indenture Trustee and any Series Enhancer. Upon any termination or appointment of a Successor Servicer pursuant to this Article IX, the Indenture Trustee shall give prompt notice thereof to the holders of the Notes, Cartus, CFC, the Transferor and the Issuer.
Section 9.05    Marketing Expenses Account.
(a)    If (i) Cartus is the Servicer, and (ii) the “Average Days in Inventory” (as defined below) is more than 120 days, the Issuer will be obligated to establish an account (the “Marketing Expenses Account”) to be established with, and pledged to, the Indenture Trustee and maintain on deposit therein, an amount at least equal to the Required Marketing Expenses Account Amount described below. On any day that the amount on deposit in the Marketing Expenses Account is less than the Required Marketing Expenses Account Amount, the Issuer will be required to deposit an amount into the Marketing Expenses Account equal to such shortfall. On any Distribution Date that the amount on deposit in the Marketing Expenses Account exceeds the Required Marketing Expenses Account Amount, the Issuer will be permitted to withdraw such excess, and any amount so withdrawn shall be transferred to the Collection Account.
(b)    The Indenture Trustee shall, in accordance with the written directions of the Majority Noteholders, withdraw funds from the Marketing Expenses Account (i) if Cartus is the Servicer, to pay for the cost of maintaining and marketing the Homes to the extent that Cartus as Servicer has failed to pay such costs, (ii) to reimburse a successor Servicer for the cost of maintaining and marketing the Homes, but only to the extent such costs were actually incurred, but not paid, by Cartus while acting as the Servicer or to the extent that such costs are attributable to Cartus’ breach of its duties as the Servicer prior to the appointment of a successor Servicer and (iii) to cover the costs of transition of servicing from Cartus to such successor Servicer. Payment of such costs from the Marketing Expenses Account shall not be deemed to be payment by the Servicer and shall not relieve the Servicer from any liability therefor under the other provisions of this Agreement.
Section 9.06    Lockbox Agreements. If a Servicer Default has occurred and is continuing, or to the extent set forth in any Supplement, upon the occurrence of an Amortization Event with respect to any Series of Notes, the Indenture Trustee, as assignee of the Transferor and the Issuer with respect to the Lockboxes, may give Termination Notices to the Lockbox Banks under the Lockbox Agreements in order to terminate the Servicer’s ability to instruct the Lockbox Banks as to the transfers of funds from the Lockbox

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Exhibit 10.59

Accounts and to instruct the Lockbox Banks to follow the directions of the Indenture Trustee as to all such transfers. In the event the Indenture Trustee gives such Termination Notices, all such transfers from the Lockbox Accounts must be made directly to the Collection Account or, to the extent otherwise permitted under the Indenture or an applicable Supplement, to such other accounts established under the Indenture and/or any Supplement for the benefit of the Noteholders.
ARTICLE X

TERMINATION
Section 10.01    Termination. This Agreement and the respective obligations and responsibilities of Cartus, CFC, the Transferor, the Servicer, the Issuer and the Indenture Trustee created hereby shall terminate, except with respect to the duties described in Section 6.03, Section 7.04 and Section 11.06, on the Final Payout Date.
ARTICLE XI

MISCELLANEOUS PROVISIONS
Section 11.01    Amendment.
(a)    The provisions of this Agreement may be amended, modified or waived from time to time by the parties hereto, by a written instrument signed by each of them. Notwithstanding the preceding sentence, this Agreement shall be amended by the parties hereto at the direction of the Transferor without the consent of any of the holders of the Notes issued by the Issuer under the Indenture to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Transferred Assets to avoid the imposition of state or local income or franchise taxes imposed on the Issuer’s property or its income, provided that (i) the Transferor delivers to the Issuer an Officer’s Certificate to the effect that the proposed amendments meet the requirements set forth in this Section 11.01(a) and (ii) such amendment does not affect the rights, duties or obligations of the Issuer hereunder.
(b)    Promptly after the execution of any such amendment or consent, the Issuer shall furnish notification of the substance of such amendment to each Rating Agency.
Section 11.02    Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PRINCIPLES.
Section 11.03    Notices; Payments. All demands, notices, instructions, directions and communications under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by certified mail, return receipt requested, or sent by facsimile transmission (i) in the case of Cartus or CFC, to the address provided in the Purchase Agreement or the Receivables Purchase Agreement, respectively, (ii) in the case of the Transferor, to 40 Apple Ridge Road, Suite 4A65, Danbury, Connecticut 06810 (telecopier no. (203) 749-8886), (iii) in the case of the Servicer, to 40 Apple Ridge Road, Danbury, Connecticut 06810, Attention: Chief Financial Officer (telecopier no. (203) 205-6575), (iv) in the case of the Issuer, 40 Apple Ridge Road, Suite 4C45, Danbury, Connecticut 06810, Attention: Chief Financial Officer (telecopier no. (203) 205-1335), (v) in the case of the Indenture Trustee, 60 Livingston Ave., EP-MN-WS3D, St. Paul, Minnesota, Attention: Apple Ridge Funding (telecopier no. (651) 495-8090) and (vi) to any other Person as specified in any Supplement; or, as to each

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Exhibit 10.59

party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.
Section 11.04    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the remaining provisions or of the rights of the parties to the Transaction Documents.
Section 11.05    Further Assurances. The parties hereto agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Issuer or any other party hereto more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables and the other Transferred Assets for filing under the provisions of the UCC or other applicable law of any applicable jurisdiction.
Section 11.06    Nonpetition Covenant.
(a)    Notwithstanding any prior termination of this Agreement, Cartus, CFC, the Indenture Trustee, the Servicer, the Transferor and any assignee of the Issuer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Issuer.
(b)    Notwithstanding any prior termination of this Agreement, Cartus, CFC, the Servicer, the Indenture Trustee, the Issuer and any assignee of the Issuer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Transferor, acquiesce, petition or otherwise invoke or cause the Transferor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Transferor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Transferor.
Section 11.07    No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising, any right, remedy, power or privilege on the part of any party under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement, preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.
Section 11.08    Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
Section 11.09    Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the holders of the Notes and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

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Exhibit 10.59

Section 11.10    Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.
Section 11.11    Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
Section 11.12    Confidentiality. The Issuer and the Transferor each agree to maintain the confidentiality of any information regarding Cartus Corporation, Cartus and Realogy obtained in accordance with the terms of this Agreement that is not publicly available; provided, however, that the Issuer or the Transferor may reveal such information (a) as necessary or appropriate in connection with the administration or enforcement of this Agreement or the Issuer’s issuance of Notes under the Indenture or (b) as required by law, government regulation, court proceeding or subpoena. Notwithstanding anything herein to the contrary, none of Cartus Corporation, Cartus nor Realogy shall have any obligation to disclose to the Issuer or its assignees and assigns any personal and confidential information relating to a Transferred Employee.
Section 11.13    Costs, Expenses and Taxes. In addition to the obligations of the Transferor under Article VI, the Transferor agrees to pay on demand:
(a)    all reasonable costs and expenses incurred by the Issuer and its assignees in connection with the negotiation, preparation, execution and delivery of, the administration (including periodic auditing), the preservation of any rights under, or the enforcement of, or any breach of, this Agreement (including any amendment, supplement or modification hereto), including without limitation (i) the reasonable fees, expenses and disbursements of counsel to any such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants) incurred in connection with any review of the Transferor’s books and records prior to the execution and delivery hereof, and
(b)    all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or any amendment, supplement or modification thereto, and agrees to indemnify each ARSC Indemnified Party against any liabilities with respect to, or resulting from, any delay in paying or omission to pay such taxes and fees.
Section 11.14    Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY (a) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT; (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; AND (c) IRREVOCABLY APPOINTS CORPORATION SERVICE COMPANY (THE “PROCESS AGENT”), WITH AN OFFICE ON THE DATE HEREOF AT 80 STATE STREET, ALBANY, NEW YORK 12207, UNITED STATES OF AMERICA, AS ITS AGENT TO RECEIVE ON BEHALF OF IT AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS THAT MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF

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Exhibit 10.59

SUCH PROCESS IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT’S ABOVE ADDRESS, AND EACH PARTY HERETO HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. EACH PARTY HERETO AGREES TO ENTER INTO ANY AGREEMENT RELATING TO SUCH APPOINTMENT THAT THE PROCESS AGENT MAY CUSTOMARILY REQUIRE AND TO PAY THE PROCESS AGENT’S CUSTOMARY FEES UPON DEMAND. AS AN ALTERNATIVE METHOD OF SERVICE, EACH PARTY HERETO ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PARTY AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION 11.03. NOTHING IN THIS SECTION 11.14 SHALL AFFECT THE RIGHT OF EITHER PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF EITHER PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY HERETO OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.
Section 11.15    Waiver of Jury Trial. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF EITHER OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
Section 11.16    Acknowledgment and Consent.
(a)    The Transferor acknowledges that, from time to time prior to the Termination Date, the Issuer intends to pledge the Transferred Assets to the Indenture Trustee pursuant to the Indenture. The Transferor acknowledges and agrees to each such pledge by the Issuer and consents to the assignment by the Issuer of all or any portion of its right, title and interest in, to and under the Transferred Assets, this Agreement and the other Transaction Documents and all of the Issuer’s rights, remedies, powers and privileges and all claims of the Issuer against the Transferor under or with respect to this Agreement and the other Transaction Documents (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including without limitation (whether or not an Unmatured Servicer Default or a Servicer Default has occurred and is continuing) (i) the right of the Issuer at any time to enforce this Agreement against the Transferor and the obligations of the Transferor hereunder and (ii) the right at any time to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, any other Transaction Document or the obligations in respect of the Transferor thereunder, all of which rights, remedies, powers, privileges and claims may be exercised and/or enforced by the Issuer’s successors ands assigns to the same extent as the Issuer may do.
Section 11.17    No Partnership or Joint Venture. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third Person to create the relationship of principal and agent or of partnership or of joint venture.
Section 11.18    Conversion. Notwithstanding any covenants in this Agreement requiring Cartus, CFC or ARSC to maintain its “corporate existence”, such entity shall be allowed to effect a Conversion subject to the conditions that:

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Exhibit 10.59

(a)    (x) the Person formed by such Conversion (any such Person, the “Surviving Entity”) is an entity organized and existing under the laws of the United States of America or any State thereof, (y) such Surviving Entity expressly assumes, by an agreement in form and substance satisfactory to the applicable transferee and its assignees, performance of every covenant and obligation of such Person under the Transaction Documents to which such Person is a party and (z) such Surviving Entity delivers to the other parties hereto an opinion of counsel that such Surviving Entity is duly organized and validly existing under the laws of its organization, has duly executed and delivered such supplemental agreement, and such supplemental agreement is a valid and binding obligation of such Surviving Entity, enforceable against such Surviving Entity in accordance with its terms (subject to customary exceptions relating to bankruptcy and equitable principles) and covering such other matters as the parties hereto may reasonably request;
(b)    all actions necessary to maintain the perfection of the security interests or ownership interests created by such Person under the Transaction Documents to which such Person is a party in connection with such Conversion shall have been taken, as evidenced by an opinion of counsel reasonably satisfactory to the parties hereto;
(c)    so long as such Person is the Servicer, no Servicer Default or Unmatured Servicer Default is then occurring or would result from such Conversion;
(d)    in the case of a Conversion of CFC or ARSC, (x) the organizational documents of any Surviving Entity with respect to CFC or ARSC shall contain limitations on its business activities and requirements for independent directors or managers substantially equivalent to those set forth in its current organizational documents, and (y) Orrick Herrington & Sutcliffe shall have delivered an opinion of counsel reasonably satisfactory to the other parties hereto that such Conversion will not, in and of itself, alter the conclusions set forth in its opinions previously issued in connection with the Transaction Documents with respect to true sale matters, substantive consolidation matters and bankruptcy issues relating to “home sale proceeds” (to the extent such opinions relate to such Person); and
(e)    each party hereto shall have received such other documents as such party may reasonably request.
In connection with any such Conversion and the resulting change in name of such entity, Cartus, CFC and/or ARSC, as applicable, shall be required to comply with the name change covenants in the Transaction Documents, except that to the extent 30 days prior written notice of the name change is required, such notice period shall be reduced to five Business Days.
From and after any such Conversion effected in compliance with the above conditions, (a) all references in the Transaction Documents to any Person which has altered its corporate structure to become a limited liability company shall be deemed to be references to the Surviving Entity as successor to such Person, (b) all representations, warranties and covenants in the Transaction Documents which state that any of Cartus, CFC or ARSC is or is required to be a corporation shall be deemed to permit and require the Surviving Entity to be a limited liability company, (c) all references to such Person’s certificate of incorporation, other organizational documents, capital stock, corporate action or other matters relating to its corporate form will be deemed to be references to the organizational documents and analogous matters relating to limited liability companies, (d) all references to such Person’s directors or independent directors will be deemed to be references to the Surviving Entity’s directors, independent directors, managers or independent managers, as the case may be and (e) no representation, warranty or covenant in any Transaction Document shall be deemed to be breached or violated solely as a result of the fact that the Surviving Entity in any Conversion may be disregarded as a separate entity for state, local or federal income tax purposes.

46

Exhibit 10.59

IN WITNESS WHEREOF, the Transferor, Cartus, CFC, the Servicer, the Indenture Trustee and the Issuer have caused this Transfer and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.
APPLE RIDGE SERVICES CORPORATION,
    as Transferor,
By:
    Name:
    Title:
CARTUS CORPORATION,
    as originator and Servicer,
By:
    Name:
    Title:
CARTUS FINANCIAL CORPORATION,
    as originator,
By:
    Name:
    Title:
APPLE RIDGE FUNDING LLC,
    as transferee,
By:
    Name:
    Title:
U.S. BANK NATIONAL ASSOCIATION,
    as Indenture Trustee,
By:
    Name:
    Title:

Exhibit 10.59

SCHEDULE 2.02(m)
to
TRANSFER AND SERVICING AGREEMENT
Dated as of April 25, 2000
Principal Place of Business and
Chief Executive Office of the Transferor
Apple Ridge Services Corporation
40 Apple Ridge Road, Suite 4A65
Danbury, CT 06810
Fax: 203-749-8886
List of Offices Where
the Servicer Keeps Records
Cartus Corporation
40 Apple Ridge Road
Danbury, CT 06810
Chicago
1011 Warrenville Road
Suite 300
Lisle, IL 60532 USA
Phone: +1.630.493.6500
Irving
8081 Royal Ridge Parkway
Suite 200
Irving, TX 75063
Phone: +1.972.870.2700
Los Angeles
2040 Main Street
Suite 705
Irvine, CA 92614 USA
Phone: +1.949.885.5200
Memphis
6077 Primacy Parkway
Memphis, TN 38119 USA
Phone: +1.901.291.5500
Minneapolis
1600 Utica Avenue South

Schedule 2.02(m) -1

Exhibit 10.59

Suite 100
St. Louis Park, MN 55416 USA
Phone: +1.952.852.4100
Omaha
3905 South 148th Street
2nd Floor
Omaha, NE 68144 USA
Phone: +1.402.829.6700
Sacramento
620 Coolidge Drive
Suite 230
Folsom, CA 95630 USA
Phone: +1.916.605.5900

Schedule 2.02(m) -2

Exhibit 10.59

SCHEDULE 2.02(o)
to
TRANSFER AND SERVICING AGREEMENT
Dated as of April 25, 2000
List of Legal Names
None.

Schedule 2.02(o) -1

Exhibit 10.59

SCHEDULE 3.04(l)
to
TRANSFER AND SERVICING AGREEMENT
Dated as of April 25, 2000
List of Lockbox Banks
[As certified by the Servicer and on file with the Transferee and its assignees]

Schedule 3.04(l) -1

Exhibit 10.59

EXHIBIT A
to
TRANSFER AND SERVICING AGREEMENT
Dated as of April 25, 2000
FORM OF ANNUAL SERVICER’S CERTIFICATE
(To be delivered on or before April 30 of
each calendar year beginning with April 30, 2001
pursuant to Section 3.09 of the Transfer and
Servicing Agreement referred to below)
CARTUS CORPORATION
The undersigned, a duly authorized representative of Cartus Corporation, as Servicer (“Cartus”), pursuant to the Transfer and Servicing Agreement dated as of April 25, 2000 (as amended and supplemented, the “Agreement”), by and between Apple Ridge Services Corporation as Transferor, Cartus as originator and Servicer, Cartus Financial Corporation as originator, Apple Ridge Funding, LLC as transferee, and Bank One, National Association, as Indenture Trustee does, hereby certify that:
1.    Cartus is, as of the date hereof, the Servicer under the Agreement.
2.    The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Issuer.
3.    A review of the activities of the Servicer during the year ended December 31, ____, and of its performance under the Agreement was conducted under my supervision.
4.    Based on such review, the Servicer has, or has caused to be, to the best of my knowledge, performed its obligations under the Agreement in all material respects throughout such year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.
5.    The following is a description of each default in the performance of the Servicer’s obligations under the provisions of the Agreement known to me to have been made by the Servicer during the year ended December 31, _____ which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: [If applicable, insert “None.”]
Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.
IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____

Exhibit A -1

Exhibit 10.59

day of _____________, 20___.
CARTUS CORPORATION,
    as Servicer,
By
    Name:
    Title:

Exhibit A -2

Exhibit 10.59

EXHIBIT B
to
TRANSFER AND SERVICING AGREEMENT
Dated as of April 25, 2000
FORMS OF LOCKBOX AGREEMENTS

1

Exhibit 10.59

AMENDED AND RESTATED
CONCENTRATION ACCOUNT AGREEMENT

Amended and Restated Concentration Account Agreement, dated as of August 7, 2000, as amended and restated as of December 16, 2011 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among The Bank of New York Mellon (successor by merger to Mellon Bank, N.A.), as the depository bank (in such capacity, the “Depository Bank”), Apple Ridge Funding LLC (“ARF”), Cartus Corporation (f/k/a/ Cendant Mobility Services Corporation (“Cartus”) (together with its successors in such capacity, the “Servicer”), and U.S. Bank National Association, not in its individual capacity, but solely as indenture trustee (the “Indenture Trustee”).
Cartus and Cartus Financial Corporation (“CFC”) originate receivables under certain relocation services agreements. Pursuant to the Purchase Agreement, dated as of April 25, 2000, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and between Cartus and CFC, Cartus will sell the receivables (the “Cartus Receivables”) it has originated to CFC. Pursuant to the Receivables Purchase Agreement, dated as of April 25, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), by and between CFC and Apple Ridge Services Corporation (“ARSC”), CFC will sell the Cartus Receivables and the receivables (together with the Cartus Receivables, the “Receivables”) it has originated to ARSC. Pursuant to the Transfer and Servicing Agreement, dated as of April 25, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Transfer and Servicing Agreement”), by and among ARSC, Cartus, CFC, ARF and the Indenture Trustee, ARSC will sell the Receivables to ARF and the Servicer will service the Receivables. Pursuant to the Master Indenture, dated as of April 25, 2000, as supplemented by the Series 2011-1 Indenture Supplement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and between ARF and the Indenture Trustee, ARF has granted to the Indenture Trustee, for the benefit of holders of notes issued by ARF, a security interest in the Receivables. Payments made by obligors of the Receivables are consolidated in the Account (as defined below) after being received in certain lockbox and associated accounts.
The parties hereto have previously entered into that certain Concentration Account Agreement, dated as of August 7, 2000 (as previously amended, supplemented or otherwise modified from time to time, the “Original Concentration Account Agreement”), relating to the Account, and have agreed to enter into this Agreement for the purposes of amending and restating the terms of the Original Concentration Account Agreement.
All right, title and interest to account 069-7320 (the “Account”) was transferred from ARF to The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.) (the “Predecessor Indenture Trustee”), pursuant to the Original Concentration Account Agreement. All right, title and interest of the Predecessor Indenture Trustee in the Account was subsequently transferred and assigned to the Indenture Trustee pursuant to the Instrument of Resignation, Appointment and Acceptance, dated as of December 16, 2011 (the “Resignation Agreement”), by and among ARF, the Predecessor Indenture Trustee, the Indenture Trustee, the Depository Bank, Cartus, CFC and ARSC. Under the Resignation Agreement, the Predecessor Indenture Trustee agreed that it has no interest in the Account or right to direct the transfer of funds in the Account. In addition, ARF agrees that it has no interest in the Account or right to direct the transfer of funds in the Account. The Depository Bank shall not comply with any instruction from either ARF or the Predecessor Indenture Trustee in connection with the Account or the transfer of funds in the

2

Exhibit 10.59

Account.
Until such time as the Depository Bank shall have received notice from the Indenture Trustee that the Servicer’s right (the “Access Rights”) to access the Account and to direct the transfer of funds in the Account has been terminated (a “Termination Notice”) and until such time thereafter as the Depository Bank shall have received a notice (a “Reinstatement Notice”) from the Indenture Trustee stating that the Servicer’s Access Rights are reinstated (such period of time between the delivery of a Termination Notice and the delivery of a Reinstatement Notice, a “Termination Period”), the Servicer is permitted to access the Account and all available funds on deposit therein and to make withdrawals, transfers or other dispositions of funds at its discretion, provided that such instructions are reasonable and in accordance with the Depository Bank’s customary and then current procedures.
During any Termination Period, the available funds in the Account are to be transferred by wire transfer to account 155859000 (the “Collection Account”) at U.S. Bank National Association, or as otherwise directed by the Indenture Trustee, and the Depository Bank shall not comply with any instructions from the Servicer in connection with the Account or the transfer of funds in the Account.
All expenses for the maintenance and provision of services in conjunction with the Account (“Fees”) are the responsibility of the Servicer. The Servicer hereby authorizes the Depository Bank to charge all Fees to its account (number 005-6848) at the Depository Bank. In no event shall such Fees be charged against the Account (other than as indicated below). In addition, except as set forth in the next paragraph, the Depositary Bank hereby agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect. Servicer shall indemnify the Depository Bank for all amounts related to then-due Fees that have not been paid. During any Termination Period, the Servicer and Indenture Trustee, jointly and severally, shall indemnify the Depository Bank for all then-due Fees that have not been paid, provided, that any amounts due to the Depository Bank from the Indenture Trustee pursuant to this provision shall be limited to funds in the Account.
The Indenture Trustee agrees that the Depository Bank may debit the Account for any items (including, but not limited to, checks, drafts, Automatic Clearinghouse (ACH) credits or wire transfers or other electronic transfers or credits) deposited or credited to the Account which may be returned or otherwise not collected in accordance with its customary practices for the chargeback of returned items. Notwithstanding the foregoing, Servicer and Indenture Trustee hereby agree that the only items deposited or credited to the Account shall be wire transfers unless the prior written consent of the Depositary Bank is subsequently obtained. In the event the Depository Bank is unable to obtain sufficient funds from such charges to cover returned items, or reversed or returned credits, or any other items not collected and any other charges, expenses, or commissions incurred by the Depository Bank in providing the services (referred to as a “cost” or “costs”), the Servicer shall indemnify the Depository Bank for all amounts related to the above described costs incurred by the Depository Bank. During any Termination Period, the Servicer and the Indenture Trustee, jointly and severally, shall indemnify the Depository Bank for all amounts related to the above described costs incurred by the Depository Bank, provided that the Indenture Trustee shall only be responsible for such amounts to the extent (a) the Indenture Trustee received proceeds from the corresponding returned item and those proceeds are still in its possession or (b) the Indenture Trustee directed the disposition of funds related to such returned item.
Notwithstanding any other provision of this Agreement, unless the Depository Bank is grossly negligent, engages in willful misconduct or acts in bad faith in connection with this Agreement and the

3

Exhibit 10.59

Account, (i) the Servicer agrees to indemnify and hold the Depository Bank harmless from any claims, damages, losses or expenses incurred by any party in connection herewith, (ii) the Indenture Trustee agrees to indemnify and hold the Depository Bank harmless from any claims, damages, losses or expenses incurred by the Depository Bank as a result of following any instructions of the Indenture Trustee pursuant hereto, which instruction was defective due to the Indenture Trustee’s negligence, willful misconduct or bad faith and (iii) Indenture Trustee agrees to indemnify and hold Depository Bank harmless from any claims, damages, losses or expenses incurred by the Depositary Bank as a result of following any instruction of Indenture Trustee pursuant hereto (other than instructions described in clause (ii)), provided that with respect to the indemnification provided in this clause (iii) such amounts due to the Depositary Bank shall be limited to funds in the Account. In the event the Depository Bank breaches the standard of care set forth herein, the Servicer and the Indenture Trustee expressly agree that the Depository Bank’s liability shall be limited to damages directly caused by such breach and in no event shall the Depository Bank be liable for any incidental, indirect, punitive or consequential damages or attorneys’ fees whatsoever.
Notwithstanding any other provision of this Agreement, the Depository Bank shall not be liable for any failure, inability to perform, or delay in performance hereunder, if such failure, inability, or delay is due to acts of God, war, civil commotion, governmental action, fire, explosion, strikes, other industrial disturbances, equipment malfunction, action, non-action or delayed action on the part of the Servicer or the Indenture Trustee or any other entity or any other causes that are beyond the Depository Bank’s reasonable control.
This Agreement may not be amended, modified or assigned without the prior written consent of the Depository Bank, the Servicer, ARF and the Indenture Trustee. For the avoidance of doubt, as of the date hereof the Predecessor Indenture Trustee has no rights and obligations with respect to the Account and therefore need not be a party to any further amendments, modifications or assignments, in each case related to, or in connection with, the Account or this Agreement.
The Depository Bank may terminate this Agreement (i) immediately for cause or (ii) upon thirty (30) days’ prior written notice to the Servicer and the Indenture Trustee. The Indenture Trustee may terminate this Agreement (i) immediately for cause or (ii) upon thirty (30) days’ prior written notice to the Depository Bank and the Servicer. The Servicer’s and the Indenture Trustee’s obligations under this Agreement to indemnify, hold harmless and pay amounts owed to the Depository Bank shall survive termination of this Agreement. The Indenture Trustee agrees to notify the Depository Bank as soon as possible of, but in no event later than ten (10) business days prior to, the date on which the appointment of a successor Servicer is effective.
This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to the principles of conflicts of laws thereof), except that: (1) the payment of checks and other items and other issues relating to the operations of the Account shall be governed by the laws of the state where the Account is located and (2) the state where the Account is located shall be deemed to be the “bank’s jurisdiction”; provided, however, with respect to the perfection of security interests in the Account, the “bank’s jurisdiction” shall be deemed to be the State of New York and New York law and the New York Uniform Commercial Code shall govern and control.
All parties hereby waive the right to trial by jury in action arising out of or related to this Agreement.

4

Exhibit 10.59

The terms and conditions of the services set forth in Exhibit A are made part of this Agreement with respect to matters not explicitly covered in this Agreement. To the extent there is a conflict between the Agreement and the terms and conditions of the services, this Agreement shall take precedence.
This Agreement shall become effective immediately upon its execution by all parties hereto. Any notice permitted or required hereunder shall be in writing and shall be deemed to have been duly given if sent by personal delivery, express or first class mail, or facsimile addressed, in the case of notice to the Depository Bank to:
The Bank of New York Mellon
Contract Fulfillment Manager
BNY Mellon Service Center
500 Ross Street, Room 1380
Pittsburgh, PA 15262-001
Phone: (412) 234-4172
Fax: (412) 236-7419

and in the case of notice to the Servicer, to:

Cartus Corporation
40 Apple Ridge Road
Danbury, CT 06810
Phone: (203) 205-3400
Fax: (203) 205-6575

and in the case of notice to the Indenture Trustee, to:

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN 55107
Phone: (651) 495-3839
Fax: (651) 495-8090

or to such other address or addresses as the party to receive notice may provide in writing to the other parties in accordance with this paragraph.

The Depository Bank shall have no duty or obligation to inquire into the authenticity or effectiveness of any notice received pursuant to this Agreement.

This Agreement amends and restates in full the terms and provisions of the Original Concentration Account Agreement. From and after the date hereof, the terms of this Agreement shall supersede the terms of the Original Account Concentration Agreement in their entirety.

5

Exhibit 10.59

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officer or representatives as of the day first set forth above.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but solely
as Indenture Trustee

By:
Title:

APPLE RIDGE FUNDING LLC,

By:
Title:

CARTUS CORPORATION,
as Servicer

By:
Title:

THE BANK OF NEW YORK MELLON,
as the Depository Bank

By:
Title:

1

Exhibit 10.59

Multi-Party Lockbox Account Agreement
dated as of
April 25, 2000
by and between
Cendant Mobility Services Corporation, as servicer
under the Transfer and Servicing Agreement referred to below,
Bank One, National Association, as indenture trustee
under the Indenture referred to below,
and Mobility Funding Corporation
and
Bank One, National Association
Cendant Mobility Services Corporation (“CMSC”) and Cendant Mobility Financial Corporation (“CMF”) originate receivables under certain relocation services agreements. Pursuant to the Purchase Agreement, dated as of April 25, 2000 (the “Purchase Agreement”), between CMSC, as originator, and CMF, as buyer, CMSC will sell the receivables (the “CMSC Receivables”) it has originated to CMF. Pursuant to the Receivables Purchase Agreement, dated as of April 25, 2000 (the “Receivables Purchase Agreement”), between CMF, as originator and seller, and Apple Ridge Services Corporation (“ARSC”), as buyer, CMF will sell the CMSC Receivables and the receivables (the “CMF Receivables” and together with the CMSC Receivables, the “Receivables”) it has originated to ARSC. Pursuant to the Transfer and Servicing Agreement, dated as of April 25, 2000 (the “Transfer and Servicing Agreement”), by and between ARSC, as transferor, CMSC, as originator and servicer (in such capacity, together with any successor, the “Servicer”), CMF, as originator, Apple Ridge Funding LLC (“ARF”), as transferee, and Bank One, National Association (“Bank One”), as indenture trustee, ARSC will sell the Receivables to ARF and the Servicer will service the Receivables. Pursuant to the Master Indenture, dated as of April 25, 2000, as supplemented by the Series 2000-1 Indenture Supplement (the “Indenture”), by and between ARF, as issuer, Bank One, as indenture trustee (the “Indenture Trustee”) and The Bank of New York, as paying agent, authentication agent and transfer agent and registrar, ARF has granted to the Indenture Trustee, for the benefit of holders of notes issued by ARF, a security interest in the Receivables. The Purchase Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement and the Indenture are collectively referred to as the “Transaction Documents.” This lockbox account agreement is referred to as the “Agreement.”
Mobility Funding Corporation hereby transfers ownership of, and the exclusive dominion and control over, demand deposit account number 52-69938 and association lockboxes 93358 and 73049 to the Indenture Trustee, and Mobility Funding Corporation hereby agrees to take any further action that the Indenture Trustee may reasonably request in order to effect or complete such transfer. The demand deposit account and associated lockboxes are referred to as the “Account”. CMSC, CMF and Servicer have directed the obligors of the Receivables to make all payments (the “Items”) on the receivables to the Account. The terms and conditions of Schedule A attached hereto, pertaining to the Account, are deemed incorporated herein.
ARTICLE XII    Account. Until such time as Bank One shall have received notice from the Indenture Trustee in a Timely Manner stating that the Servicer shall no longer have any rights to direct the Account, funds on deposit from time to time in the Account shall be disbursed as the Servicer may direct. As used in this Agreement, “Timely Manner” means receipt of the relevant notice at a time and in a manner affording Bank One a reasonable opportunity to act thereon; provided that Bank One agrees that it will act on any notice received from the Indenture Trustee as promptly as practicable. The Indenture

2

Exhibit 10.59

Trustee shall simultaneously provide the Servicer with such notice. After Bank One has received notice from the Indenture Trustee that the Servicer shall no longer have any rights to direct the Account, and until such time as Bank One has received contrary notice from the Indenture Trustee:
Section 12.01    The Indenture Trustee shall have the exclusive right to direct and provide instructions to Bank One as to the disposition of all amounts then or thereafter deposited in the Account, and Bank One shall not comply with any instruction from the Servicer in connection with the Account;
Section 12.02    Bank One, subject to its applicable availability policy in effect from time to time, will transfer on each banking day all immediately available funds on deposit in the Account by wire transfer, or other method of transfer mutually agreeable to Bank One and the Indenture Trustee, as the Indenture Trustee may from time to time direct Bank One in accordance with Bank One’s usual and customary procedures for funds transfers; and
Section 12.03    The Servicer agrees that it shall not make any attempt to access the Account or funds therein (as evidenced by their acknowledgement and acceptance of this Agreement).
ARTICLE XIII    Reliance Upon Instructions. The Servicer and the Indenture Trustee, as the case may be, are responsible for, and Bank One may rely upon, the contents of any notice or instructions that Bank One believes in good faith to be from the Servicer or the Indenture Trustee, as the case may be, without any independent investigation. Bank One shall have no duty to inquire into the authority of the person giving such notice or instruction. In the event that Bank One receives conflicting notices or instructions, Bank One may refuse to act.
ARTICLE XIV    Information. Bank One will from time to time provide to the Servicer or the Indenture Trustee information regarding the Account. For an additional fee, Bank One will provide certain duplicate information as may be reasonably requested by the Servicer or the Indenture Trustee.
ARTICLE XV    Financing Documents. Except in its capacity as Indenture Trustee, Bank One shall not be deemed to have any knowledge (imputed or otherwise) of: (a) any of the terms or conditions of the Transaction Documents or any document referred to therein or the transactions contemplated thereby, or (b) any occurrence or existence of a default with respect to any of the Transaction Documents. Except in its capacity as Indenture Trustee, Bank One has no obligation to inform any person of such default or to take any action in connection with any of the foregoing, except such actions regarding the Account as are specified in this Agreement. Bank One is not responsible for the enforceability or validity of the security interest in the Items and the Account.
ARTICLE XVI    Set-Off. The Indenture Trustee authorizes Bank One to debit the Account, from time to time, for Items, including, without limitation, any automated clearinghouse transactions, which are returned for any reason. The Servicer acknowledges the right of Bank One to debit the Account for returned Items.
ARTICLE XVII    Rules. Use of the services provided by Bank One pursuant to this Agreement is subject to all applicable laws, regulations, rules and funds transfer systems and clearing arrangements, whether or not Bank One is a party to them (“Rules”).

3

Exhibit 10.59

ARTICLE XVIII    Recording Conversations. The parties hereto may record, store and use all telephone conversations and data transmissions.
ARTICLE XIX    Charges and Fees. The Servicer will pay Bank One’s charges and fees applicable to the Account as specified in writing or as otherwise agreed by the Servicer and Bank One. Such charges and fees will be billed directly to the Servicer and shall not be charged against the Account.
ARTICLE XX    Liability. Bank One will be liable only for direct damages if it fails to exercise ordinary care. Bank One shall be deemed to have exercised ordinary care if its action or failure to act is in conformity with general banking practices or is otherwise a commercially reasonable practice of the banking industry. Bank One shall not be liable for any special, indirect or consequential damages, even if it has been advised of the possibility of such damages.
ARTICLE XXI    Indemnification. The Servicer agrees to indemnify Bank One for, and hold Bank One harmless from, all claims, demands, losses, liabilities and expenses, including reasonable legal fees and expenses, resulting from or with respect to this Agreement, the Items, the Account and the services provided hereunder, including, without limitation: (a) any action taken, or not taken, by Bank One in regard thereto in accordance with the terms of this Agreement; (b) Items, including, without limitation, any automated clearinghouse transactions, which are returned for any reason; and (c) any failure of the Servicer to pay any invoice or charge of Bank One for services in respect to this Agreement, the Items, the Account or any amount owing to Bank One from the Servicer with respect thereto or to the service provided hereunder. Any amount due under this indemnity that remains unpaid for thirty (30) days after notice thereof shall bear interest at the federal funds rate from the date of the notice to the date of payment. This indemnity shall survive the termination of this Agreement.
ARTICLE XXII    Failure to Perform. None of the parties hereto will be liable for any failure to perform its obligations when the failure arises out of causes beyond its control, including, without limitation, an act of a governmental regulatory authority, an act of God, accident, equipment failure, labor disputes or system failure, provided it has exercised such diligence as the circumstances require.
ARTICLE XXIII    Arbitration. Any and all disagreements or controversies arising with respect to this Agreement or any terms of service, user guides or service shall be settled by binding arbitration pursuant to the then-existing rules of the American Arbitration Association. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.
ARTICLE XXIV    Governing Law. This Agreement shall be construed in accordance with the internal laws (and not the law of conflicts) of the state in which the Account is located and applicable federal laws.
ARTICLE XXV    No Extension of Credit. Nothing in this Agreement, unless otherwise agreed in writing, or any course of dealing between the Servicer, the Indenture Trustee or Bank One, commits or obligates Bank One to extend any overdraft or other credit to the Servicer or the Indenture Trustee.
ARTICLE XXVI    Credit for Deposits. A receipt or similar document may be provided or made

4

Exhibit 10.59

available to the Servicer or the Indenture Trustee upon request by such party for all deposits to the Account (except for remote deposits, e.g. lockbox, night depository services). However, the amount on such receipt or similar document is based solely on the deposit ticket provided to the Servicer or the Indenture Trustee. Credits for all deposits are subject to final verification and, after review, Bank One may make adjustments to the Account for any errors, including any errors appearing on the deposit ticket, but has no obligation to do so for de minimus discrepancies.
ARTICLE XXVII    Final Posting. Entries received through automated clearing house (“ACH”) may be posted to the Account. All credits received for deposit (other than FedWire deposits) are provisional, subject to verification and final settlement. Information and data reported by Bank One with respect to the Account and amounts on deposit therein may be received prior to final posting and confirmation and is subject to correction. The Servicer and the Indenture Trustee agree that all such data is for informational purposes and is not to be construed as final posting information. The Rules do not require Bank One to provide the Servicer with notice that Bank One has received an ACH entry.
ARTICLE XXVIII    Electronic Notice of Presentment. The Indenture Trustee and the Servicer acknowledge that the Account may be debited on the day an item is presented by electronic or other means, or at an earlier time based on notification received by Bank One that an item drawn on the account has been deposited for collection in another financial institution. A determination of the account balance for purposes of making a decision to dishonor an item for insufficiency of available funds may be made at any time between the receipt of such presentment or notice and the time of return of the item, and no more than one such determination need be made.
ARTICLE XXIX    Notice of Unauthorized Transaction. Unless the Indenture Trustee or the Servicer notifies Bank One in writing of any item or debit that is unauthorized, altered, erroneous or otherwise unenforceable against the Indenture Trustee or the Servicer, as the case may be, within twenty-one (21) days after Bank One sends or makes available to the Indenture Trustee or the Servicer, as the case may be, a statement or other notice describing the item or debit, the Indenture Trustee or the Servicer, as the case may be, shall be barred from making any claims against Bank One in connection with such item or debit.
ARTICLE XXX    Amendments and Waivers. This Agreement may be amended or waived only in writing signed by the Servicer, the Indenture Trustee and Bank One. The consent of Mobility Funding Corporation is not required to amendment or waiver of this Agreement to the extent the rights and obligations of Mobility Funding Corporation are not effected by such amendment or waiver.
ARTICLE XXXI    Assignment. None of the Servicer, the Indenture Trustee or Bank One may assign or transfer any of its rights or obligations under this Agreement, except Bank One may assign or transfer its rights and obligations to any subsidiary of Bank One Corporation or any successor thereto. This Agreement shall bind the respective successors and assigns of the parties and shall inure to the benefit of their respective successors and assigns.
ARTICLE XXXII    Termination. The Indenture Trustee or Bank One, upon sixty (60) days notice to the other parties, may terminate this Agreement. Any claim or cause of action of any party against any other relating to this Agreement which existed at the time of termination shall survive the termination. All mail received after the date specified in such notice of termination shall be returned by Bank One to the Servicer by first class mail or such other means mutually agreeable to the Servicer and Bank One; provided that if the Servicer’s right to direct the Account has been terminated pursuant to

5

Exhibit 10.59

Section 1, all mail received after the date specified in such notice of termination shall be returned by Bank One to the Indenture Trustee. To the extent CMSC is not the Servicer, CMSC will no longer be a party to this Agreement.
ARTICLE XXXIII    Entire Agreement. This Agreement constitute the entire agreement and understanding, and supersedes all prior agreements and understandings, between the parties hereto relating to the services provided pursuant to this Agreement as of the date of this Agreement.
ARTICLE XXXIV    Notices. Any notices given pursuant to this Agreement shall be given by any commercially reasonable means and all notices shall be effective when received. Each written notice shall be addressed to the relevant address appearing below or at another address specified in a written notice by one party to the other.
If to the Servicer:
Cendant Mobility Services Corporation
40 Apple Ridge Road
Danbury, CT 06810
(203) 205-3400 (tel); (203) 205-3704 (fax)
If to the Indenture Trustee:
Bank One, National Association
1 Bank One Plaza
Suite IL-0126
Chicago, IL 60670-1276
If to Bank One:
Bank One, National Association
1 Bank One Plaza
Mail Code ILI-0935
Chicago, IL 60670-0935
If to Mobility Funding Corporation:
40 Apple Ridge Road
Danbury, CT 06810
ARTICLE XXXV    Counterparts. This Agreement may be executed by the parties hereto individually or in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

6

Exhibit 10.59

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives as of the date first set forth above.
BANK ONE, NATIONAL ASSOCIATION

By:
Title:
CENDANT MOBILITY SERVICES CORPORATION,
in its capacity as Servicer

By:
Title:
BANK ONE, NATIONAL ASSOCIATION,
in its capacity as Indenture Trustee

By:
Title:
MOBILITY FUNDING CORPORATION,
in its capacity as Indenture Trustee

By:
Title:

Exhibit 10.59

SCHEDULE A
Bank One agrees to provide the Indenture Trustee with certain services in connection with lockbox(es) described herein. Prior to the commencement of the services, the Indenture Trustee shall provide Bank One with completed form(s), questionnaire(s) and such other information as may be reasonably requested.
1.    Lockbox. Bank One maintains through the United States Post Office (“Post Office”) in each city where Bank One provides its services for the Indenture Trustee, a unique address or addresses assigned to the Indenture Trustee for its exclusive use (each an “Address”). One or more times each banking day, Bank One will pick-up from the Post Office in each such city, mail bearing the Address.
2.    Processing Items. Bank One shall be deemed to have received the Items contained in mail bearing the relevant Address when they are collected from the Post Office. Bank One will process Items in accordance with the procedures mutually agreeable to Bank One, the Servicer (unless the Servicer has received a notice pursuant to Section 1) and the Indenture Trustee (“Procedures”). Items processed in accordance with the Procedures shall evidence the Indenture Trustee’s and Bank One’s mutual agreement to the Procedures. The terms of this Schedule A shall control any conflict between it and the Procedures. Bank One is authorized to indorse the Items in accordance with the Procedures.
3.    Servicer Account. All Items processed by Bank One will be deposited to the Account.
4.    Operating Subsidiary Accounts. Items that are processed by an operating subsidiary of Bank One (“Processing Corporation”) will be deposited into demand deposit accounts owned and operated by Processing Corporation at local correspondent banks selected by Processing Corporation in its discretion (each a “Bank One Account”). The available proceeds of these Items will be transferred each banking day through a clearing account to the Account. The Indenture Trustee acknowledges that each Processing Corporation Account and Processing Corporation clearing account are maintained by Processing Corporation for its customers generally and that the proceeds of the Items will be co-mingled in each Processing Corporation Account and Processing Corporation clearing account with the proceeds of items of other customers of Processing Corporation.
5.    (a)    Restrictive Notations. Bank One will not inspect Items for restrictive notations including, without limitation, “paid-in-full” or “full satisfaction” or words or phrases of similar import which constitute, or might be construed as constituting, an accord and satisfaction.
(b)    Differing Amounts. If the amount of an Item written in words and figures differ, and the Item is accompanied by an invoice or statement and the amount on the statement matches the amount written in figures, the Item will be processed for the amount written in figures. In the event Bank One processes the Item for the amount written in figures, the Servicer shall indemnify Bank One for any claim which may arise from that action.
(c)    Certain Items. Bank One will not be liable for any claims, costs, demands, expenses, losses and liabilities if any Item described in this paragraph is processed contrary to sections (a) and (b) of this paragraph and any failure by Bank One to so process an Item does not constitute a failure by Bank One to exercise ordinary care.

Exhibit 10.59

LOCKBOX AGREEMENT
Mellon Bank
Lockbox Agreement, dated as of April 25, 2000 (the “Agreement”), by and between Mellon Bank, N.A. (“Mellon”), Cendant Mobility Services Corporation (together with its successors in such capacity, the “Servicer”), Bank One, National Association (the “Indenture Trustee”) and Apple Ridge Funding LLC (“ARF”).
Cendant Mobility Services Corporation (“CMSC”) and Cendant Mobility Financial Corporation (“CMF”) originate receivables under certain relocation services agreements. Pursuant to the Purchase Agreement, dated as of April 25, 2000 (the “Purchase Agreement”), between CMSC and CMF, CMSC will sell the receivables (the “CMSC Receivables”) it has originated to CMF. Pursuant to the Receivables Purchase Agreement, dated as of April 25, 2000 (the “Receivables Purchase Agreement”), between CMF and Apple Ridge Services Corporation (“ARSC”), CMF will sell the CMSC Receivables and the receivables (together with the CMSC Receivables, the “Receivables”) it has originated to ARSC. Pursuant to the Transfer and Servicing Agreement, dated as of April 25, 2000 (the “Transfer and Servicing Agreement”), by and between ARSC, CMSC, CMF, ARF and the Indenture Trustee, ARSC will sell the Receivables to ARF and the Servicer will service the Receivables. Pursuant to the Master Indenture, dated as of April 25, 2000, as supplemented by the Series 2000-1 Indenture Supplement (the “Indenture”), by and between ARF, the Indenture Trustee and The Bank of New York, ARF has granted to the Indenture Trustee, for the benefit of holders of notes issued by ARF, a security interest in the Receivables. CMSC, CMF and the Servicer have directed the obligors of the Receivables to make all payments (the “Items”) on the Receivables to the Account.
The title to demand deposit account 005-7883 is hereby transferred from ARF to the Indenture Trustee. The demand deposit account 005-7883 and associated lockbox 360956 are together referred to herein as the “Account”. ARF agrees that it has no interest in the Account or right to direct the transfer of funds in the Account. Mellon shall not comply with any instruction from ARF in connection with the Account or the transfer of funds in the Account.
Until such time as Mellon shall have received notice from the Indenture Trustee that the Servicer’s right to direct the transfer of funds in the Account has been terminated (a “Termination Notice”), the available funds in the Account are to be transferred by Mellon as instructed by the Servicer from time to time, provided that such instructions are reasonable and in accordance with Mellon’s customary and then current procedures.
From and after such time as Mellon shall have received a Termination Notice from the Indenture Trustee, and until such time thereafter as Mellon shall have received a contrary notice from the Indenture Trustee, the available funds in the Account are to be transferred as directed by the Indenture Trustee and Mellon shall not comply with any instruction from the Servicer in connection with the Account or the transfer of funds in the Account.
All expenses for the maintenance and provision of services in conjunction with the Account are the responsibility of the Servicer. The Servicer hereby authorizes Mellon to charge all expenses to its account (number 005-6848) at Mellon. In no event shall such expenses be charged against the Account.
The Indenture Trustee agrees that Mellon may debit the Account for any Items (including, but not

1

Exhibit 10.59

limited to, checks, drafts, Automatic Clearinghouse (ACH) credits or wire transfers or other electronic transfers or credits) deposited or credited to the Account which may be returned or otherwise not collected in accordance with its customary practices for the chargeback of returned items. In the event Mellon is unable to obtain sufficient funds from such charges to cover returned items, or reversed or returned credits, or any other items not collected and any other charges, expenses, or commissions incurred by Mellon in providing the services (referred to as a “cost” or “costs”), the Servicer shall indemnify Mellon for all amounts related to the above described costs incurred by Mellon.
Notwithstanding any other provision of this Agreement, unless Mellon is grossly negligent or engages in willful misconduct in connection with this Agreement and the Account, the Servicer agrees to indemnify and hold Mellon harmless from any claims, damages, losses or expenses incurred by any party in connection herewith; in the event Mellon breaches the standard of care set forth herein, the Servicer and the Indenture Trustee expressly agree that Mellon’s liability shall be limited to damages directly caused by such breach and in no event shall Mellon be liable for any incidental, indirect, punitive or consequential damages or attorney’s fees whatsoever.
Notwithstanding any other provision of this Agreement, Mellon shall not be liable for any failure, inability to perform, or delay in performance hereunder, if such failure, inability, or delay is due to acts of God, war, civil commotion, governmental action, fire, explosion, strikes, other industrial disturbances, equipment malfunction, action, non-action or delayed action on the part of the Servicer or the Indenture Trustee or any other entity or any other causes that are beyond Mellon’s reasonable control.
This Agreement may not be amended or modified by any party hereto without the prior written consent of each of the other parties; provided that the consent of ARF to any amendment or modification shall not be required to the extent the rights and obligations of ARF are not effected by such amendment or modification. Mellon may terminate this Agreement upon sixty (60) days’ prior written notice to the Servicer and the Indenture Trustee. The Indenture Trustee may terminate this Agreement upon sixty (60) days’ prior written notice to Mellon and the Servicer. The Servicer’s obligations under this Agreement to indemnify, hold harmless and pay amounts owed to Mellon shall survive termination of this Agreement. To the extent CMSC is not the Servicer, CMSC will no longer be a party to this Agreement. The Indenture Trustee agrees to notify Mellon as soon as possible of, but in no event later than ten business days prior to, the date on which the appointment of the successor Servicer is effective.
This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.
The terms and conditions of the services set forth in Exhibit A are made part of this Agreement with respect to matters not explicitly covered in this Agreement. To the extent there is a conflict between the Agreement and the terms and conditions of the services, this Agreement shall take precedence.
This Agreement shall become effective immediately upon its execution by all parties hereto. Any notice permitted or required hereunder shall be in writing and shall be deemed to have been duly given if sent by personal delivery, express or first class mail, or facsimile addressed, in the case of notice to Mellon to:
Mellon Bank, N.A.
Document Control Manager
Three Mellon Bank Center

2

Exhibit 10.59

Room 3119
Pittsburgh, PA 15259
Phone: (412) 234-4172
Fax: (412) 236-7419
and in the case of notice to the Servicer, to:
Cendant Mobility Services Corporation
40 Apple Ridge Road
Danbury, CT 06810
Phone: (203) 205-3400
Fax: (203) 205-3704
and in the case of notice to the Indenture Trustee, to:
Bank One, National Association
1 Bank One Plaza
Suite IL-0126
Chicago, IL 60670-1276
Phone: (800) 524-9472
Fax: (312) 407-1708
and in the case of notice to ARF, to:
Apple Ridge Funding LLC
40 Apple Ridge Road
Suite 4000
Danbury, CT 06810
Attention: Controller
or to such other address or addresses as the party to receive notice may provide in writing to the other party in accordance with this paragraph.
Mellon shall have no duty or obligation to inquire into the authenticity or effectiveness of any notice received pursuant to this Agreement.

3

Exhibit 10.59

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officer or representatives as of the day first set forth above.
BANK ONE, NATIONAL ASSOCIATION,
    as Indenture Trustee

By:
Title:
CENDANT MOBILITY SERVICES CORPORATION

By:
Title:
MELLON BANK, N.A.

By:
Title:
APPLE RIDGE FUNDING LLC

By:
Title:

Exhibit 10.59

LOCKBOX AGREEMENT
Mellon Bank
Lockbox Agreement, dated as of April 25, 2000 (the “Agreement”), by and between Mellon Bank, N.A. (“Mellon”), Cendant Mobility Services Corporation (together with its successors in such capacity, the “Servicer”), Bank One, National Association (the “Indenture Trustee”) and Bankers Trust Company, as trustee of the Homeowner Employee Asset Receivables Trust (the “HEART Trustee”).
Cendant Mobility Services Corporation (“CMSC”) and Cendant Mobility Financial Corporation (“CMF”) originate receivables under certain relocation services agreements. Pursuant to the Purchase Agreement, dated as of April 25, 2000 (the “Purchase Agreement”), between CMSC and CMF, CMSC will sell the receivables (the “CMSC Receivables”) it has originated to CMF. Pursuant to the Receivables Purchase Agreement, dated as of April 25, 2000 (the “Receivables Purchase Agreement”), between CMF and Apple Ridge Services Corporation (“ARSC”), CMF will sell the CMSC Receivables and the receivables (together with the CMSC Receivables, the “Receivables”) it has originated to ARSC. Pursuant to the Transfer and Servicing Agreement, dated as of April 25, 2000 (the “Transfer and Servicing Agreement”), by and between ARSC, CMSC, CMF, ARF and the Indenture Trustee, ARSC will sell the Receivables to ARF and the Servicer will service the Receivables. Pursuant to the Master Indenture, dated as of April 25, 2000, as supplemented by the Series 2000-1 Indenture Supplement (the “Indenture”), by and between ARF, the Indenture Trustee and The Bank of New York, ARF has granted to the Indenture Trustee, for the benefit of holders of notes issued by ARF, a security interest in the Receivables. CMSC, CMF and the Servicer have directed the obligors of the Receivables to make all payments (the “Items”) on the Receivables to the Account.
The title to demand deposit account 144-6397 is hereby transferred from the HEART Trustee to the Indenture Trustee. The demand deposit account 144-6397 and associated lockbox 360287 are together referred to herein as the “Account”. The HEART Trustee agrees that it has no interest in the Account or right to direct the transfer of funds in the Account. Mellon shall not comply with any instruction from the HEART Trustee in connection with the Account or the transfer of funds in the Account.
Until such time as Mellon shall have received notice from the Indenture Trustee that the Servicer’s right to direct the transfer of funds in the Account has been terminated (a “Termination Notice”), the available funds in the Account are to be transferred by Mellon as instructed by the Servicer from time to time, provided that such instructions are reasonable and in accordance with Mellon’s customary and then current procedures.
From and after such time as Mellon shall have received a Termination Notice from the Indenture Trustee, and until such time thereafter as Mellon shall have received a contrary notice from the Indenture Trustee, the available funds in the Account are to be transferred as directed by the Indenture Trustee and Mellon shall not comply with any instruction from the Servicer in connection with the Account or the transfer of funds in the Account.
All expenses for the maintenance and provision of services in conjunction with the Account are the responsibility of the Servicer. The Servicer hereby authorizes Mellon to charge all expenses to its account (number 005-6848) at Mellon. In no event shall such expenses be charged against the Account.

1

Exhibit 10.59

The Indenture Trustee agrees that Mellon may debit the Account for any Items (including, but not limited to, checks, drafts, Automatic Clearinghouse (ACH) credits or wire transfers or other electronic transfers or credits) deposited or credited to the Account which may be returned or otherwise not collected in accordance with its customary practices for the chargeback of returned items. In the event Mellon is unable to obtain sufficient funds from such charges to cover returned items, or reversed or returned credits, or any other items not collected and any other charges, expenses, or commissions incurred by Mellon in providing the services (referred to as a “cost” or “costs”), the Servicer shall indemnify Mellon for all amounts related to the above described costs incurred by Mellon.
Notwithstanding any other provision of this Agreement, unless Mellon is grossly negligent or engages in willful misconduct in connection with this Agreement and the Account, the Servicer agrees to indemnify and hold Mellon harmless from any claims, damages, losses or expenses incurred by any party in connection herewith; in the event Mellon breaches the standard of care set forth herein, the Servicer and the Indenture Trustee expressly agree that Mellon’s liability shall be limited to damages directly caused by such breach and in no event shall Mellon be liable for any incidental, indirect, punitive or consequential damages or attorney’s fees whatsoever.
Notwithstanding any other provision of this Agreement, Mellon shall not be liable for any failure, inability to perform, or delay in performance hereunder, if such failure, inability, or delay is due to acts of God, war, civil commotion, governmental action, fire, explosion, strikes, other industrial disturbances, equipment malfunction, action, non-action or delayed action on the part of the Servicer or the Indenture Trustee or any other entity or any other causes that are beyond Mellon’s reasonable control.
This Agreement may not be amended or modified by any party hereto without the prior written consent of each of the other parties; provided that the consent of the HEART Trustee to any amendment or modification shall not be required to the extent that the rights and obligations of the HEART Trustee are not effected by such amendment or modification. Mellon may terminate this Agreement upon sixty (60) days’ prior written notice to the Servicer and the Indenture Trustee. The Indenture Trustee may terminate this Agreement upon sixty (60) days’ prior written notice to Mellon and the Servicer. The Servicer’s obligations under this Agreement to indemnify, hold harmless and pay amounts owed to Mellon shall survive termination of this Agreement. To the extent CMSC is not the Servicer, CMSC will no longer be a party to this Agreement. The Indenture Trustee agrees to notify Mellon as soon as possible of, but in no event later than ten business days prior to the, date on which the appointment of a successor Servicer is effective.
This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.
The terms and conditions of the services set forth in Exhibit A are made-part of this Agreement with respect to matters not explicitly covered in this Agreement. To the extent there is a conflict between the Agreement and the terms and conditions of the services, this Agreement shall take precedence.
This Agreement shall become effective immediately upon its execution by all parties hereto. Any notice permitted or required hereunder shall be in writing and shall be deemed to have been duly given if sent by personal delivery, express or first class mail, or facsimile addressed, in the case of notice to Mellon to:
Mellon Bank, N.A.

2

Exhibit 10.59

Document Control Manager
Three Mellon Bank Center
Room 3119
Pittsburgh, PA 15259
Phone: (412) 234-4172
Fax: (412) 236-7419
and in the case of notice to the Servicer, to:
Cendant Mobility Services Corporation
40 Apple Ridge Road
Danbury, CT 06810
Phone: (203) 205-3400
Fax: (203) 205-3704
and in the case of notice to the Indenture Trustee, to:
Bank One, National Association
1 Bank One Plaza
Suite IL-0126
Chicago, IL 60670-1276
Phone: (800) 524-9472
Fax: (312) 407-1708
or to such other address or addresses as the party to receive notice may provide in writing to the other party in accordance with this paragraph.
Mellon shall have no duty or obligation to inquire into the authenticity or effectiveness of any notice received pursuant to this Agreement.

3

Exhibit 10.59

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officer or representatives as of the day first set forth above.
BANK ONE, NATIONAL ASSOCIATION,
as Indenture Trustee

By:
Title:
CENDANT MOBILITY SERVICES CORPORATION

By:
Title:
MELLON BANK, N.A.

By:
Title:
BANKERS TRUST COMPANY,
    as trustee of the Homeowner Employee
    Asset Receivables Trust

By:
Title:

Exhibit 10.59

EXHIBIT C
SERVICING OFFICERS
Eric Barnes
Anthony Hull
Michael Muller
Paula Wiltshire

Exhibit C -1

Exhibit 10.59

Exhibit A-5

Performance Guaranty
[Attached]

Exhibit 10.59

CONFORMED COPY
AS AMENDED BY:
Fifth Omnibus Amendment dated April 10, 2007
Seventh Omnibus Amendment dated December 14, 2011
PERFORMANCE GUARANTY
This Performance Guaranty (as amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”), dated as of May 12, 2006 and effective on and after the Effective Date (as defined herein), is executed by Realogy Corporation, a Delaware corporation (the “Performance Guarantor”) in favor of Cartus Financial Corporation, a Delaware corporation (“CFC”), and Apple Ridge Funding LLC, a Delaware limited liability company, as Issuer (the “Issuer”) under the Master Indenture dated as of April 25, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”) between the Issuer and U.S. Bank National Association, a national banking association, as indenture trustee, paying agent, authentication agent and transfer agent and registrar. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed to them in the Indenture or that certain Purchase Agreement dated as of April 25, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) between CFC and Cartus Corporation, a Delaware corporation (“Cartus”).
WHEREAS, Cartus on the Effective Date will be a wholly-owned Subsidiary of the Performance Guarantor and the Performance Guarantor is expected to receive substantial direct and indirect benefits from the transactions contemplated in the Purchase Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement and the Indenture;
WHEREAS, as an inducement for (i) CFC to make purchases under the Purchase Agreement and (ii) the Issuer to acquire the ARSC Purchased Assets under the Transfer and Servicing Agreement, the Performance Guarantor has agreed to guaranty the due and punctual payment and performance of Cartus's obligations, whether as Originator under the Purchase Agreement or as Servicer under the Transfer and Servicing Agreement;
NOW, THEREFORE, the Performance Guarantor hereby agrees with CFC and the Issuer as follows:
§1.    Definitions    .
As used herein:
“Effective Date” means, the date on which Realogy Corporation and its subsidiaries cease to be subsidiaries of the entity known on the date of this Guaranty as Cendant Corporation.
“Obligations” means, collectively, all covenants, agreements, terms, conditions and other obligations to be performed and observed by Cartus (whether in its capacity as Originator under the Purchase Agreement or as Servicer under the Transfer and Servicing Agreement) under the Purchase Agreement or the Transfer and Servicing Agreement, and shall include without limitation the due and punctual payment when due of all sums that are or may become owing by Cartus under the Purchase

1

Exhibit 10.59

Agreement or the Transfer and Servicing Agreement, whether in respect of fees, expenses (including counsel fees), indemnified amounts, amounts required to be paid by Cartus pursuant to Section 4.3 of the Purchase Agreement or Section 3.10 of the Transfer and Servicing Agreement, advances required to be made pursuant to Section 3.12 of the Transfer and Servicing Agreement or otherwise, including without limitation any such fees, expenses and other amounts that accrue after the commencement of any Insolvency Proceeding with respect to Cartus (in each case whether or not allowed as a claim in such Insolvency Proceeding).
§2.    Guaranty of Obligations    . The Performance Guarantor on and after the Effective Date hereby guarantees to CFC and the Issuer (each, a “Guarantied Party”), the full and punctual payment and performance by Cartus of all of the Obligations. This Guaranty is, on and after the Effective Date, an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and is in no way conditioned upon any requirement that any Guarantied Party first attempt to collect any amounts owing by Cartus to such Guarantied Party from Cartus or resort to any collateral security, any balance of any deposit account or credit on the books of any Guarantied Party in favor of Cartus or any other Person or other means of obtaining payment. Should Cartus default in the payment or performance of any of the Obligations, any Guarantied Party may cause the immediate performance by the Performance Guarantor of the Obligations and cause any payment Obligations to become forthwith due and payable to such Guarantied Party, without demand or notice of any nature (other than as expressly provided herein or in the Transaction Documents), all of which are expressly waived by the Performance Guarantor.
§3.    Performance Guarantor’s Further Agreements to Pay    . The Performance Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to each Guarantied Party, forthwith upon demand in funds immediately available to such Guarantied Party, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by such Guarantied Party in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360 day year) equal to the rate or interest most recently published in The Wall Street Journal as the “Prime Rate” plus 2%. Changes in the rate payable hereunder shall be effective on each date on which a change in the “Prime Rate” is published.
§4.    Waivers by Performance Guarantor; Freedom to Act    . The Performance Guarantor waives notice of acceptance of this Guaranty, notice of any action taken or omitted by any Guarantied Party in reliance on this Guaranty, and any requirement that any Guarantied Party be diligent or prompt in making demands under this Guaranty, giving notice of any Purchase Termination Event or Servicer Default (so long as Cartus is the Servicer) or asserting any other rights of any Guarantied Party under this Guaranty. The Performance Guarantor also irrevocably waives all defenses that at any time may be available in respect of the Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or thereafter in effect. Each Guarantied Party shall be at liberty, without giving notice to or obtaining the consent of the Performance Guarantor, to deal with Cartus and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as such Guarantied Party in its sole discretion deems fit, and to this end the Performance Guarantor agrees that the validity and enforceability of this Guaranty, including without limitation the provisions of Section 7 hereof, shall not be impaired or affected by any of the following: (a) an amendment or modification of, or supplement to, any Transaction Document, including without limitation any extension, modification or renewal of, or indulgence with respect to, or substitution for,

2

Exhibit 10.59

the Obligations or any part thereof at any time; (b) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of any Transaction Document or any Obligation (including without limitation with respect to any Purchase Termination Event or Servicer Default (so long as Cartus is the Servicer)) or any right, power or remedy with respect thereto; (c) any Insolvency Proceeding with respect to Cartus or any other Person; (d) any exercise or non-exercise of any right, power or remedy with respect to the Obligations or any part thereof or any Transaction Document, or any collateral securing the Obligations or any part thereof; (e) any law, regulation or order of any jurisdiction affecting any term of any Obligation or rights of Cartus with respect thereto; (f) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Obligations or any part thereof; (g) any invalidity or any unenforceability of, or any misrepresentation (other than by CFC or the Issuer), irregularity or other defect in, any Transaction Document or any Obligation; (h) the existence of any claim, setoff or other rights that the Performance Guarantor may have at any time against Cartus in connection herewith or any unrelated transaction; (i) any failure on the part of Cartus to perform or comply with any term of the Purchase Agreement, the Transfer and Servicing Agreement or any other Transaction Document; or (j) any other circumstance that might otherwise constitute a defense (other than payment and performance) available to, or a discharge of, a guarantor or Cartus, all whether or not the Performance Guarantor shall have had notice or knowledge of any event or circumstance referred to in the foregoing clauses (a) through (j) of this Section 4.
§5.    Unenforceability of Obligations Against Cartus    . Notwithstanding (a) any change of ownership of Cartus or any Insolvency Proceeding with respect to Cartus or any other change in the legal status of Cartus; (b) the change in or the imposition of any law, decree, regulation or other governmental act that does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations; (c) the failure of Cartus or the Performance Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Obligations or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Obligations or this Guaranty; or (d) if any of the moneys included in the Obligations have become irrecoverable from Cartus for any other reason other than final payment in full of the payment Obligations in accordance with their terms, this Guaranty shall nevertheless be binding on the Performance Guarantor. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event of acceleration of the time for payment of any of the Obligations, such amounts then due and owing under the terms of the Purchase Agreement or the Transfer and Servicing Agreement in connection with the Obligations shall be immediately due and payable by the Performance Guarantor.
§6.    Representations and Warranties    . The Performance Guarantor represents and warrants that:
(a)    Organization and Good Standing. The Performance Guarantor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has full power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.
(b)    Due Qualification. The Performance Guarantor is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its

3

Exhibit 10.59

business requires such qualification, licenses or approvals and where the failure so to qualify to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could reasonably be expected to give rise to a material adverse effect with respect to the Performance Guarantor.
(c)    Power and Authority; Due Authorization. The Performance Guarantor has (i) all necessary corporate power and authority to execute and deliver this Guaranty and to perform all its obligations hereunder and (ii) duly authorized by all necessary corporate action the execution, delivery and performance of this Guaranty.
(d)    Binding Obligations. This Guaranty constitutes the legal, valid and binding obligation of the Performance Guarantor, enforceable against the Performance Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)    No Conflict or Violation. The execution, delivery and performance of this Guaranty, and the fulfillment of the terms hereof, will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) the certificate of incorporation or the bylaws of the Performance Guarantor or (B) any indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which the Performance Guarantor is a party or by which it or any of its properties is bound or (ii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to the Performance Guarantor or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Performance Guarantor or any of its properties, which conflict or violation described in this clause (ii), individually or in the aggregate, could reasonably be expected to have a material adverse effect on the ability of the Performance Guarantor to perform its obligations under this Guaranty or the validity of enforceability of this Guaranty.
§7.    Subordination    . The payment of any amounts due with respect to any indebtedness of Cartus now or hereafter owed to the Performance Guarantor is hereby subordinated to the prior payment in full of all the Obligations. The Performance Guarantor agrees that, after the occurrence and during the continuation of a Cartus Purchase Termination Event or a Servicer Default or an Unmatured Servicer Default (so long as Cartus is the Servicer), the Performance Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of Cartus to it until all of the Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, the Performance Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by the Performance Guarantor as trustee for the Guarantied Parties and be paid over to the Indenture Trustee on account of the Obligations without affecting in any manner the liability of the Performance Guarantor under the other provisions of this Guaranty. The provisions of this Section 7 shall be supplemental to and not in derogation of any rights and remedies which any Guarantied Party may at any time and from time to time have with respect to the Performance Guarantor.
§8.    Performance Guarantor’s Acknowledgment and Agreements    .

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Exhibit 10.59

(a)    The Performance Guarantor hereby acknowledges that the Guarantied Parties entered into the transactions contemplated by the Transaction Documents in reliance upon the identity of ARSC, the Issuer and CFC, as a legal entity separate from Cartus and the other CMS Persons. Therefore, from and after the date hereof until one year and one day after the Final Payout Date, the Performance Guarantor will, and will cause each of its Subsidiaries and Affiliates (other than CFC, ARSC and the Issuer) to, take such actions as shall be required in order that the covenants set forth in Section 7.1(e) of the Purchase Agreement are complied with at all times. The Issuer will become and then shall be at all times a wholly-owned subsidiary of the Performance Guarantor.
(b)    The Performance Guarantor will make available to Cartus and its subsidiaries and any successor Servicer appointed pursuant to the Transfer and Servicing Agreement (each, a “Requesting Person”) all computer equipment services requested or required by a Requesting Person in order to perform such Requesting Person's duties and exercise its rights under the Transaction Documents so long as such Requesting Person pays the Performance Guarantor a reasonable fee per annum for the equipment services provided; provided, however, that with respect to any computer software licensed from a third party, the Performance Guarantor will be required to make such licenses, sublicenses and/or assignments of such software available only to the extent that provision of the same would not violate the terms of any contracts of Cartus or the Performance Guarantor or any Affiliate thereof with such third party.
(c)    The Performance Guarantor agrees that, if at any time after the Effective Date the Issuer ceases to be a wholly-owned subsidiary of the Performance Guarantor, then, in such event, the Performance Guarantor shall cause to be executed a tax sharing agreement between the Issuer and the ultimate parent of the Issuer, in form and substance satisfactory to the Majority Investors.
(d)    The Performance Guarantor covenants and agrees to furnish to the “Managing Agents” (as defined in the Note Purchase Agreement for Series 2011-1 (such, agreement, the “Note Purchase Agreement”)) and to the Issuer (i) notice of the occurrence of any event which has had or would reasonably be expected to have a material adverse effect on its condition or operations, financial or otherwise, and (ii) those financial statements and reports of the Performance Guarantor required by Sections 5.01(c)(i), 5.01(c)(ii) and 5.01(c)(iii) of such Note Purchase Agreement.
§9.    Termination of Guaranty    . The Performance Guarantor’s obligations hereunder shall continue in full force and effect until the date that is one year and one day after the Final Payout Date, provided that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned in connection with any Insolvency Proceeding with respect to Cartus or any other Person, or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not any Guarantied Party is in possession of this Guaranty. No invalidity, irregularity or unenforceability by reason of the Bankruptcy Code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations shall impair, affect, be a defense to or claim against the obligations of the Performance Guarantor under this Guaranty.
§10.    Effect of Bankruptcy    . This Guaranty shall survive the occurrence of any Insolvency Proceeding with respect to Cartus or any other Person. No automatic stay under the Bankruptcy Code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which Cartus is subject shall postpone the obligations of the Performance Guarantor under

5

Exhibit 10.59

this Guaranty.
§11.    Successors and Assigns    . This Guaranty shall be binding upon the Performance Guarantor and its successors and assigns, and shall inure to the benefit of and be enforceable by CFC, ARSC, the Issuer, the Indenture Trustee and their respective successors, transferees and assigns. The Performance Guarantor hereby acknowledges that this Guaranty will be assigned by the Issuer to the Indenture Trustee. The Performance Guarantor may not assign or transfer any of its obligations hereunder without the prior written consent of CFC, the Issuer and the Indenture Trustee, acting at the direction of the Majority Investors. Without limiting the generality of the foregoing sentence, each Guarantied Party may, to the extent permitted by the Transaction Documents, assign or otherwise transfer all or any portion of its rights and obligations under the Transaction Documents, or sell participations in any interest therein, to any other entity or other Person, and such other entity or other Person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Guarantied Party herein.
§12.    Amendments and Waivers    . No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Performance Guarantor therefrom shall be effective unless the same shall be in writing and signed by CFC, the Issuer and the Indenture Trustee, acting at the direction of the Majority Investors. No failure on the part of any Guarantied Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.
§13.    Notices    . All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic, telecopied or telexed notice, when transmitted, answer back received, addressed as follows: (i) if to the Performance Guarantor, 1 Campus Drive, Parsippany, New Jersey 07054, Attention: Treasurer, (ii) if to CFC, at its address for notices set forth in the Purchase Agreement, (iii) if to the Issuer, to its address for notices set forth in the Indenture and (iv) if to the Indenture Trustee, to its address for notices set forth in the Indenture.
§14.    GOVERNING LAW    . THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
§15.    SUBMISSION TO JURISDICTION    . EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT, AND HEREBY (a) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT; (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; AND (c) IN THE CASE OF THE

6

Exhibit 10.59

PERFORMANCE GUARANTOR, IRREVOCABLY APPOINTS CORPORATION SERVICE COMPANY (THE “PROCESS AGENT”), WITH AN OFFICE ON THE DATE HEREOF AT 80 STATE STREET, ALBANY, NEW YORK 12207-2543, UNITED STATES OF AMERICA, AS ITS AGENT TO RECEIVE ON BEHALF OF IT AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE PERFORMANCE GUARANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE PERFORMANCE GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. THE PERFORMANCE GUARANTOR AGREES TO ENTER INTO ANY AGREEMENT RELATING TO SUCH APPOINTMENT WHICH THE PROCESS AGENT MAY CUSTOMARILY REQUIRE, AND TO PAY THE PROCESS AGENT'S CUSTOMARY FEES UPON DEMAND. AS AN ALTERNATIVE METHOD OF SERVICE, THE PERFORMANCE GUARANTOR ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OF SUCH PROCESS TO THE PERFORMANCE GUARANTOR AT ITS ADDRESS SPECIFIED HEREIN. NOTHING IN THIS SECTION 15 SHALL AFFECT THE RIGHT OF EITHER PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF EITHER PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY HERETO OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.
§16.    WAIVER OF JURY TRIAL    . EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS GUARANTY, ANY OTHER TRANSACTION DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF EITHER OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
§17.    Miscellaneous    . This Guaranty constitutes the entire agreement of the Performance Guarantor with respect to the matters set forth herein. No failure on the part of any Guarantied Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Performance Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Performance Guaranty, the amount of such liability shall, without any further action by the Performance Guarantor, CFC or the Issuer be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. The invalidity or unenforceability of any

7

Exhibit 10.59

one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

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Exhibit 10.59

IN WITNESS WHEREOF, the Performance Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.
REALOGY CORPORATION

By: _____________________________
Name:
Title:

Acknowledged and Accepted as of this __ day of May, 2006
CARTUS FINANCIAL CORPORATION

By _______________________________
Name:
Title:

APPLE RIDGE FUNDING LLC,
as Issuer

By _______________________________
Name:
Title:

Signature Page to Performance Guaranty

Exhibit 10.59

Exhibit B

Form of Instrument of Resignation, Appointment and Acceptance
[Attached]

Exhibit 10.59

EXECUTION COPY
INSTRUMENT OF RESIGNATION, APPOINTMENT
AND ACCEPTANCE
Dated as of December 16, 2011
THIS INSTRUMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (this “Instrument”) is entered into as of December 16, 2011 by and among Apple Ridge Funding LLC (“Issuer”), The Bank of New York Mellon (as successor to The Bank of New York), as resigning indenture trustee (in such capacity, the “Predecessor Indenture Trustee”), resigning paying agent (in such capacity, the “Predecessor Paying Agent”), resigning authentication agent (in such capacity, the “Predecessor Authentication Agent”) and resigning transfer agent and registrar (in such capacity, the “Predecessor Transfer Agent and Registrar”), U.S. Bank National Association, as replacement indenture trustee (in such capacity, the “Successor Indenture Trustee”), replacement paying agent (in such capacity, the “Successor Paying Agent”), replacement authentication agent (in such capacity, the “Successor Authentication Agent”) and replacement transfer agent and registrar (in such capacity, the “Successor Transfer Agent and Registrar”), Cartus Corporation, Cartus Financial Corporation (“CFC”), Apple Ridge Services Corporation (“ARSC”), and, solely for purposes of Section 4, The Bank of New York Mellon (as successor to Mellon Bank, N.A.), as the depository bank. Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Indenture defined below.
PRELIMINARY STATEMENTS
WHEREAS, the Issuer, the Predecessor Indenture Trustee, the Predecessor Paying Agent, the Predecessor Authentication Agent and the Predecessor Transfer Agent and Registrar are parties to that certain Master Indenture, dated as of April 25, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”);
WHEREAS, the Predecessor Indenture Trustee, the Predecessor Paying Agent, the Predecessor Authentication Agent and the Predecessor Transfer Agent and Registrar desire to resign as Indenture Trustee, Paying Agent, Authentication Agent, and Transfer Agent and Registrar, respectively, under the Indenture and each of the other Transaction Documents; and
WHEREAS, the Issuer desires to appoint the Successor Indenture Trustee, the Successor Paying Agent, the Successor Authentication Agent and the Successor Transfer Agent and Registrar as Indenture Trustee, Paying Agent, Authentication Agent, and Transfer Agent and Registrar, respectively, under the Indenture and each of the other Transaction Documents;
NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Resignation, Appointment and Acceptance.

1

Exhibit 10.59

1.1    The Predecessor Indenture Trustee, the Predecessor Paying Agent, the Predecessor Authentication Agent and the Predecessor Transfer Agent and Registrar hereby resign as Indenture Trustee, Paying Agent, Authentication Agent, and Transfer Agent and Registrar, respectively, under the Indenture and each of the other Transaction Documents. Without limiting the foregoing, each of the parties hereto waives the 30-day written notice requirement set forth in the second sentence of Section 6.08 of the Indenture with respect to such resignation. Notwithstanding anything herein to the contrary, each of the Predecessor Indenture Trustee, the Predecessor Paying Agent, the Predecessor Authentication Agent and the Predecessor Transfer Agent and Registrar expressly reserves, retains and does not assign or surrender its rights to indemnity as fully provided under the Indenture with respect to serving thereunder as Indenture Trustee, Paying Agent, Authentication Agent, and Transfer Agent and Registrar, respectively, prior to its resignation.
1.2    The Issuer hereby appoints the Successor Indenture Trustee, the Successor Paying Agent, the Successor Authentication Agent and the Successor Transfer Agent and Registrar as Indenture Trustee, Paying Agent, Authentication Agent, and Transfer Agent and Registrar, respectively.
1.3    Each of the Successor Indenture Trustee, the Successor Paying Agent, the Successor Authentication Agent and the Successor Transfer Agent and Registrar hereby accepts its appointment pursuant to Section 1.2 above and shall hereby be vested with all the rights, privileges, protections, powers, duties and obligations of the Indenture Trustee, Paying Agent, Authentication Agent, and Transfer Agent and Registrar, respectively, under the Indenture and each of the other Transaction Documents.
1.4    The parties hereto hereby acknowledge and agree that the right of each of the Predecessor Indenture Trustee, the Predecessor Paying Agent, the Predecessor Authentication Agent and the Predecessor Transfer Agent and Registrar in Section 6.07 of the Indenture to be indemnified against any and all loss, liability or expense incurred by it in connection with the administration of the trust under the Indenture and the performance of its duties under the Transaction Documents (other than any loss, liability or expense incurred by it through its own willful misconduct, negligence or bad faith) shall survive the execution of this Instrument.
SECTION 2.    Effective Date. This Instrument shall become effective, as of the date first above written (the “Effective Date”), upon (i) execution by each of the parties hereto of a counterpart signature page to this Instrument, (ii) redemption and cancellation of the Series 2007-1 Notes, and (iii) payment in full of all amounts owed by the Issuer under the Amended and Restated Note Purchase Agreement relating to the Series 2007-1 Notes, dated as of July 6, 2007, among the Issuer, Cartus Corporation, as Servicer, the financial institutions and commercial paper conduits party thereto, and Crédit Agricole Corporate and Investment Bank, as Administrative Agent and Lead Arranger.
SECTION 3.    Covenants, Representations and Warranties.
3.1    Each of the Predecessor Indenture Trustee, the Predecessor Paying Agent, the Predecessor Authentication Agent and the Predecessor Transfer Agent and Registrar represents, warrants and covenants that:
(a)    it has fulfilled each of its obligations and responsibilities under the Indenture and, to the actual knowledge of the Trustee Officers (without inquiry or investigation),

2

Exhibit 10.59

there is no action, suit or proceeding pending against it before any court or governmental authority arising out of any action or omission under the Indenture;
(b)    it has received all fees, reimbursements, expenses and disbursements owed to it as Indenture Trustee, Paying Agent, Authentication Agent and Transfer Agent and Registrar, respectively, under the Transaction Documents as of the date hereof;
(c)    this Instrument has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;
(d)    to the actual knowledge of the Trustee Officers (without inquiry or investigation), no Event of Default and no event which with the giving of notice or lapse of time, or both, would become an Event of Default, exists under the Indenture; and
(e)    the Predecessor Indenture Trustee, the Predecessor Paying Agent, the Predecessor Authentication Agent and the Predecessor Transfer Agent and Registrar will not at any time institute against the Issuer, ARSC or CFC, or join in any institution against the Issuer, ARSC or CFC, any bankruptcy, reorganization, insolvency or liquidation proceeding, or other proceeding under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Series 2007-1 Notes, the Indenture or any of the Transaction Documents until the expiration of one year and one day after the payment in full of the latest maturing Note issued by the Issuer under the Indenture.
3.2    Each of the Successor Indenture Trustee, the Successor Paying Agent, the Successor Authentication Agent and the Successor Transfer Agent and Registrar hereby represents, warrants and covenants as follows:
(a)    it is a national banking association duly and validly organized and existing pursuant to the laws of the United States;
(b)    it is eligible to act as Indenture Trustee, Paying Agent, Authentication Agent, and Transfer Agent and Registrar, respectively, under the Transaction Documents
(c)    it will perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility of the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar, respectively, under the Transaction Documents; and
(d)    this Instrument has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (ii) general principles of

3

Exhibit 10.59

equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.
3.3    The Successor Indenture Trustee hereby (i) represents and warrants that it meets the requirements for eligibility of the Indenture Trustee under Section 6.11 of the Indenture and (ii) affirms each of the representations and warranties in Section 6.12 of the Indenture. Each of the Successor Paying Agent, the Successor Authentication Agent and the Successor Transfer Agent and Registrar hereby affirms each of the representations and warranties in Section 2.15 of the Indenture.
3.4    The Issuer hereby represents, warrants and covenants that:
(a)    it is a limited liability company duly and validly existing pursuant to the laws of the State of Delaware;
(b)    it is in compliance with each of its obligations and responsibilities under the Indenture;
(c)    the Issuer has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the Transaction Documents;
(d)    there is no action, suit or proceeding pending or threatened against it before any court or governmental authority arising out of any action or omission under the Indenture; and
(e)    this Instrument has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.
3.5    The Predecessor Indenture Trustee agrees that it shall duly assign, transfer, deliver and pay over to the Successor Indenture Trustee the Pledged Assets, together with all necessary instruments of transfer and assignment or other documents (properly executed as directed) necessary to effect such transfer and such of the records or copies thereof maintained by the Predecessor Indenture Trustee in the administration of the Indenture as may be reasonably requested by the Successor Indenture Trustee. Without limiting the foregoing, the Predecessor Indenture Trustee agrees that, on or prior to the Effective Date, it shall transfer to the Successor Indenture Trustee all amounts on deposit in the Collection Account, Distribution Account and each Series Account, and all other securities and funds held by the Predecessor Indenture Trustee pursuant to the Indenture as of the opening of business on the Effective Date.
3.6    To the extent that the any of the Predecessor Indenture Trustee, the Predecessor Paying Agent, the Predecessor Authentication Agent or the Predecessor Transfer Agent and Registrar receive or are in possession of any Pledged Assets after the Effective Date, it shall hold such Pledged Assets in a segregated account in trust, as trustee, on behalf of the Successor Indenture Trustee, and shall

4

Exhibit 10.59

promptly deliver the same to the Successor Indenture Trustee in the same form received (except for any endorsement or assignment to the extent necessary).
3.7    Each of the parties hereto hereby agrees to take all further actions as reasonably requested by any party hereto to effectuate any of the foregoing and to maintain the perfection and priority of the security interest granted to the Successor Indenture Trustee under the Indenture. None of the Predecessor Indenture Trustee, the Predecessor Paying Agent, the Predecessor Authentication Agent or the Predecessor Transfer Agent and Registrar shall be liable with respect to any such further action taken by it in good faith in accordance with the preceding sentence.
SECTION 4.    Lockbox Accounts. Reference is hereby made to (a) that certain Lockbox Agreement, dated as of April 25, 2000, by and among The Bank of New York Mellon (successor by merger to Mellon Bank, N.A.), as the depository bank, Cartus Corporation (f/k/a Cendant Mobility Services Corporation), as Servicer, The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Indenture Trustee, and the Issuer, relating to the demand deposit account number 005-7883, (b) that certain Lockbox Agreement, dated as of April 25, 2000, by and among The Bank of New York Mellon (successor by merger to Mellon Bank, N.A.), as the depository bank, Cartus Corporation (f/k/a Cendant Mobility Services Corporation), as Servicer, The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Indenture Trustee, and Bankers Trust Company, as the HEART Trustee, relating to the demand deposit account number 144-6397 and (c) that certain Concentration Account Agreement, dated as of August 7, 2000, by and among The Bank of New York Mellon (successor by merger to Mellon Bank, N.A.), as the depository bank, Cartus Corporation (f/k/a Cendant Mobility Services Corporation), as Servicer, The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Indenture Trustee, and the Issuer, relating to account number 069-7320 (the accounts described in clauses (a), (b) and (c) of this Section 4, collectively, the “Specified Accounts” and the agreements described in clauses (a), (b) and (c) of this Section 4, collectively, the “Specified Agreements”). Each of the parties hereto acknowledges and agrees that, on the Effective Date, all right, title and interest of the Predecessor Indenture Trustee in the Specified Agreements and the Specified Accounts are hereby transferred and assigned to the Successor Indenture Trustee. The Predecessor Indenture Trustee acknowledges and agrees that, upon the effectiveness of this Instrument, it shall have no interest in any of the Specified Accounts and it shall have no right to direct the transfer of funds in the Specified Accounts.
SECTION 5.    Effect on the Indenture.
5.1    On and after the Effective Date, each reference in the Indenture to “this Indenture,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and all references to the Indenture in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean and be a reference to the Indenture as modified hereby.
5.2    The execution, delivery and effectiveness of this Instrument shall not operate as a waiver of any right, power or remedy of the Noteholders under the Indenture or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
5.3    This Instrument does not constitute a waiver by any of the parties hereto of any obligation or liability which the Predecessor Indenture Trustee may have incurred in connection with its serving as Indenture Trustee under the Indenture or an assumption by the Successor Indenture Trustee of

5

Exhibit 10.59

any liability of the Predecessor Indenture Trustee arising out of a breach by the Predecessor Indenture Trustee prior to its resignation of its duties under the Indenture.
5.4    This Instrument does not constitute a waiver by the Predecessor Indenture Trustee of any compensation, reimbursement of expenses or indemnity to which it is or may be entitled pursuant to Section 6.07 of the Indenture.
5.5    Each party hereto agrees and acknowledges that this Instrument constitutes a “Transaction Document” under and as defined in the Indenture.
SECTION 6.    GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.
6.1    THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
6.2    WITH RESPECT TO ANY CLAIM ARISING OUT OF THIS INSTRUMENT, EACH PARTY HERETO HEREBY (A) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, (B) IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING HERETO BROUGHT IN ANY SUCH COURTS, (C) IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (D) IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY, PROVIDED THAT SERVICE OF PROCESS HAS BEEN MADE BY ANY LAWFUL MEANS.
6.3    EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS INSTRUMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES ENTERING INTO THIS INSTRUMENT.
SECTION 7.    Execution in Counterparts. This Instrument may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Instrument by facsimile shall be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed

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Exhibit 10.59

counterpart of this Instrument by facsimile will also deliver an original executed counterpart, but the failure of any party to so deliver an original executed counterpart of this Instrument will not affect the validity or effectiveness of this Instrument.
SECTION 8.    Headings. Section headings in this Instrument are included herein for convenience of reference only and shall not constitute a part of this Instrument for any other purpose.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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Exhibit 10.59

IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

APPLE RIDGE FUNDING, LLC, as Issuer

By
Name:
Title:

Exhibit 10.59

THE BANK OF NEW YORK MELLON, as Predecessor Indenture Trustee, Predecessor Paying Agent, Predecessor Authentication Agent and Predecessor Transfer Agent and Registrar

By
Name:
Title:

Exhibit 10.59

Solely with respect to Section 4 of this Instrument:

THE BANK OF NEW YORK MELLON (as successor to Mellon Bank., N.A.), as the depository bank

By
Name:
Title:

Exhibit 10.59

U.S. BANK NATIONAL ASSOCIATION, as Successor Indenture Trustee, Successor Paying Agent, Successor Authentication Agent and Successor Transfer Agent and Registrar

By
Name:
Title:

Exhibit 10.59

Acknowledged and consented to as of the date first written above:

CARTUS CORPORATION

By:
Name:
Title:

CARTUS FINANCIAL CORPORATION

By:
Name:
Title:

APPLE RIDGE SERVICES CORPORATION

By:
Name:
Title:

Exhibit 10.59

Exhibit C

Form of Amended and Restated Concentration Account Agreement
[Attached]

Exhibit 10.59

EXECUTION COPY

AMENDED AND RESTATED
CONCENTRATION ACCOUNT AGREEMENT
Amended and Restated Concentration Account Agreement, dated as of August 7, 2000, as amended and restated as of December 16, 2011 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among The Bank of New York Mellon (successor by merger to Mellon Bank, N.A.), as the depository bank (in such capacity, the “Depository Bank”), Apple Ridge Funding LLC (“ARF”), Cartus Corporation (f/k/a/ Cendant Mobility Services Corporation (“Cartus”) (together with its successors in such capacity, the “Servicer”), and U.S. Bank National Association, not in its individual capacity, but solely as indenture trustee (the “Indenture Trustee”).
Cartus and Cartus Financial Corporation (“CFC”) originate receivables under certain relocation services agreements. Pursuant to the Purchase Agreement, dated as of April 25, 2000, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and between Cartus and CFC, Cartus will sell the receivables (the “Cartus Receivables”) it has originated to CFC. Pursuant to the Receivables Purchase Agreement, dated as of April 25, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), by and between CFC and Apple Ridge Services Corporation (“ARSC”), CFC will sell the Cartus Receivables and the receivables (together with the Cartus Receivables, the “Receivables”) it has originated to ARSC. Pursuant to the Transfer and Servicing Agreement, dated as of April 25, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Transfer and Servicing Agreement”), by and among ARSC, Cartus, CFC, ARF and the Indenture Trustee, ARSC will sell the Receivables to ARF and the Servicer will service the Receivables. Pursuant to the Master Indenture, dated as of April 25, 2000, as supplemented by the Series 2011-1 Indenture Supplement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and between ARF and the Indenture Trustee, ARF has granted to the Indenture Trustee, for the benefit of holders of notes issued by ARF, a security interest in the Receivables. Payments made by obligors of the Receivables are consolidated in the Account (as defined below) after being received in certain lockbox and associated accounts.
The parties hereto have previously entered into that certain Concentration Account Agreement, dated as of August 7, 2000 (as previously amended, supplemented or otherwise modified from time to time, the “Original Concentration Account Agreement”), relating to the Account, and have agreed to enter into this Agreement for the purposes of amending and restating the terms of the Original Concentration Account Agreement.
All right, title and interest to account 069-7320 (the “Account”) was transferred from ARF to The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.) (the “Predecessor Indenture Trustee”), pursuant to the Original Concentration Account Agreement. All right, title and interest of the Predecessor Indenture Trustee in the Account was subsequently transferred and assigned to the Indenture Trustee pursuant to the Instrument of Resignation, Appointment and Acceptance, dated as of

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Exhibit 10.59

December 16, 2011 (the “Resignation Agreement”), by and among ARF, the Predecessor Indenture Trustee, the Indenture Trustee, the Depository Bank, Cartus, CFC and ARSC. Under the Resignation Agreement, the Predecessor Indenture Trustee agreed that it has no interest in the Account or right to direct the transfer of funds in the Account. In addition, ARF agrees that it has no interest in the Account or right to direct the transfer of funds in the Account. The Depository Bank shall not comply with any instruction from either ARF or the Predecessor Indenture Trustee in connection with the Account or the transfer of funds in the Account.
Until such time as the Depository Bank shall have received notice from the Indenture Trustee that the Servicer’s right (the “Access Rights”) to access the Account and to direct the transfer of funds in the Account has been terminated (a “Termination Notice”) and until such time thereafter as the Depository Bank shall have received a notice (a “Reinstatement Notice”) from the Indenture Trustee stating that the Servicer’s Access Rights are reinstated (such period of time between the delivery of a Termination Notice and the delivery of a Reinstatement Notice, a “Termination Period”), the Servicer is permitted to access the Account and all available funds on deposit therein and to make withdrawals, transfers or other dispositions of funds at its discretion, provided that such instructions are reasonable and in accordance with the Depository Bank’s customary and then current procedures.
During any Termination Period, the available funds in the Account are to be transferred by wire transfer to account 155859000 (the “Collection Account”) at U.S. Bank National Association, or as otherwise directed by the Indenture Trustee, and the Depository Bank shall not comply with any instructions from the Servicer in connection with the Account or the transfer of funds in the Account.
All expenses for the maintenance and provision of services in conjunction with the Account (“Fees”) are the responsibility of the Servicer. The Servicer hereby authorizes the Depository Bank to charge all Fees to its account (number 005-6848) at the Depository Bank. In no event shall such Fees be charged against the Account (other than as indicated below). In addition, except as set forth in the next paragraph, the Depositary Bank hereby agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect. Servicer shall indemnify the Depository Bank for all amounts related to then-due Fees that have not been paid. During any Termination Period, the Servicer and Indenture Trustee, jointly and severally, shall indemnify the Depository Bank for all then-due Fees that have not been paid, provided, that any amounts due to the Depository Bank from the Indenture Trustee pursuant to this provision shall be limited to funds in the Account.
The Indenture Trustee agrees that the Depository Bank may debit the Account for any items (including, but not limited to, checks, drafts, Automatic Clearinghouse (ACH) credits or wire transfers or other electronic transfers or credits) deposited or credited to the Account which may be returned or otherwise not collected in accordance with its customary practices for the chargeback of returned items. Notwithstanding the foregoing, Servicer and Indenture Trustee hereby agree that the only items deposited or credited to the Account shall be wire transfers unless the prior written consent of the Depositary Bank is subsequently obtained. In the event the Depository Bank is unable to obtain sufficient funds from such charges to cover returned items, or reversed or returned credits, or any other items not collected and any other charges, expenses, or commissions incurred by the Depository Bank in providing the services (referred to as a “cost” or “costs”), the Servicer shall indemnify the Depository Bank for all amounts related to the above described costs incurred by the Depository Bank. During any Termination Period, the Servicer and the Indenture Trustee, jointly and severally, shall indemnify the Depository Bank for all amounts related to the above described costs incurred by the Depository Bank, provided that the Indenture

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Exhibit 10.59

Trustee shall only be responsible for such amounts to the extent (a) the Indenture Trustee received proceeds from the corresponding returned item and those proceeds are still in its possession or (b) the Indenture Trustee directed the disposition of funds related to such returned item.
Notwithstanding any other provision of this Agreement, unless the Depository Bank is grossly negligent, engages in willful misconduct or acts in bad faith in connection with this Agreement and the Account, (i) the Servicer agrees to indemnify and hold the Depository Bank harmless from any claims, damages, losses or expenses incurred by any party in connection herewith, (ii) the Indenture Trustee agrees to indemnify and hold the Depository Bank harmless from any claims, damages, losses or expenses incurred by the Depository Bank as a result of following any instructions of the Indenture Trustee pursuant hereto, which instruction was defective due to the Indenture Trustee’s negligence, willful misconduct or bad faith and (iii) Indenture Trustee agrees to indemnify and hold Depository Bank harmless from any claims, damages, losses or expenses incurred by the Depositary Bank as a result of following any instruction of Indenture Trustee pursuant hereto (other than instructions described in clause (ii)), provided that with respect to the indemnification provided in this clause (iii) such amounts due to the Depositary Bank shall be limited to funds in the Account. In the event the Depository Bank breaches the standard of care set forth herein, the Servicer and the Indenture Trustee expressly agree that the Depository Bank’s liability shall be limited to damages directly caused by such breach and in no event shall the Depository Bank be liable for any incidental, indirect, punitive or consequential damages or attorneys’ fees whatsoever.
Notwithstanding any other provision of this Agreement, the Depository Bank shall not be liable for any failure, inability to perform, or delay in performance hereunder, if such failure, inability, or delay is due to acts of God, war, civil commotion, governmental action, fire, explosion, strikes, other industrial disturbances, equipment malfunction, action, non-action or delayed action on the part of the Servicer or the Indenture Trustee or any other entity or any other causes that are beyond the Depository Bank’s reasonable control.
This Agreement may not be amended, modified or assigned without the prior written consent of the Depository Bank, the Servicer, ARF and the Indenture Trustee. For the avoidance of doubt, as of the date hereof the Predecessor Indenture Trustee has no rights and obligations with respect to the Account and therefore need not be a party to any further amendments, modifications or assignments, in each case related to, or in connection with, the Account or this Agreement.
The Depository Bank may terminate this Agreement (i) immediately for cause or (ii) upon thirty (30) days’ prior written notice to the Servicer and the Indenture Trustee. The Indenture Trustee may terminate this Agreement (i) immediately for cause or (ii) upon thirty (30) days’ prior written notice to the Depository Bank and the Servicer. The Servicer’s and the Indenture Trustee’s obligations under this Agreement to indemnify, hold harmless and pay amounts owed to the Depository Bank shall survive termination of this Agreement. The Indenture Trustee agrees to notify the Depository Bank as soon as possible of, but in no event later than ten (10) business days prior to, the date on which the appointment of a successor Servicer is effective.
This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to the principles of conflicts of laws thereof), except that: (1) the payment of checks and other items and other issues relating to the operations of the Account shall be governed by the laws of the state where the Account is located and (2) the state where the Account is located shall be deemed to be the “bank’s jurisdiction”; provided, however, with respect to the perfection of security

3

Exhibit 10.59

interests in the Account, the “bank’s jurisdiction” shall be deemed to be the State of New York and New York law and the New York Uniform Commercial Code shall govern and control.
All parties hereby waive the right to trial by jury in action arising out of or related to this Agreement.
The terms and conditions of the services set forth in Exhibit A are made part of this Agreement with respect to matters not explicitly covered in this Agreement. To the extent there is a conflict between the Agreement and the terms and conditions of the services, this Agreement shall take precedence.
This Agreement shall become effective immediately upon its execution by all parties hereto. Any notice permitted or required hereunder shall be in writing and shall be deemed to have been duly given if sent by personal delivery, express or first class mail, or facsimile addressed, in the case of notice to the Depository Bank to:
The Bank of New York Mellon
Contract Fulfillment Manager
BNY Mellon Service Center
500 Ross Street, Room 1380
Pittsburgh, PA 15262-001
Phone: (412) 234-4172
Fax: (412) 236-7419
and in the case of notice to the Servicer, to:
Cartus Corporation
40 Apple Ridge Road
Danbury, CT 06810
Phone: (203) 205-3400
Fax: (203) 205-6575
and in the case of notice to the Indenture Trustee, to:
U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN 55107
Phone: (651) 495-3839
Fax: (651) 495-8090
or to such other address or addresses as the party to receive notice may provide in writing to the other parties in accordance with this paragraph.
The Depository Bank shall have no duty or obligation to inquire into the authenticity or effectiveness of any notice received pursuant to this Agreement.
This Agreement amends and restates in full the terms and provisions of the Original

4

Exhibit 10.59

Concentration Account Agreement. From and after the date hereof, the terms of this Agreement shall supersede the terms of the Original Account Concentration Agreement in their entirety.

5

Exhibit 10.59

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officer or representatives as of the day first set forth above.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:
Title:

APPLE RIDGE FUNDING, LLC,

By:
Title:

CARTUS CORPORATION, as Servicer

By:
Title:

THE BANK OF NEW YORK MELLON, as the Depository Bank

By:
Title:

Exhibit 10.59

Exhibit A